File No. 2-88816
811-3940

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 105	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 105	☒

(Check appropriate box or boxes.)

Strategic Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York  10166
(Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

John Pak, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
on (DATE) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (DATE) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
X	on April 27, 2015 pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment to the Registrant's Registration Statement on Form N-1A relates to the series listed below and does not affect the Registration Statement with respect to Dreyfus Active Midcap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Growth Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund and Dreyfus Select Managers Small Cap Value Fund:

Dreyfus MLP Opportunities Fund

The information in this Prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated February 10, 2015

DREYFUS MLP & ENERGY INFRASTRUCTURE FUND
[LOGO]
Prospectus
_________, 2015

Class	Ticker
A
C
I
Y

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

[LOGO]
BNY MELLON

CONTENTS

Fund Summary
Fund Summary	2
Fund Details
Goal and Approach	7
Investment Risks	8
Management	13
Shareholder Guide
Choosing a Share Class	18
Buying and Selling Shares	23
General Policies	27
Distributions and Taxes	30
Services for Fund Investors	31
Financial Highlights	33
For More Information
See back cover.

FUND SUMMARY

Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds.  More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page __ of this prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

	Class A	Class C	Class I	Class Y
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y

Management fees
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)**
Deferred income tax expenses***	.00	.00	.00	.00
Total annual fund operating expenses
Fee waiver and/or expense reimbursement†
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)
____________
*  Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

**   Other expenses are based on estimated amounts for the current fiscal year.

***  The fund has not yet commenced investment operations.  Because it cannot be predicted whether the fund will incur a tax benefit or expense, a deferred income tax expense of 0.00% has been assumed.  The fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments, distributions it receives on interests of master limited partnerships considered to be a return of capital, and for any net operating gains. The fund's accrued deferred tax liability, if any, will be reflected each day in the fund's net asset value per share.  The fund's deferred tax liability will depend upon income, gains, losses, and deductions the fund is allocated from its master limited partnership investments and on the fund's realized and unrealized gains and losses, and may vary greatly from year to year.  Any estimate of deferred tax liability cannot be reliably predicted from year to year.

†  The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until ______, 2016, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes (such as deferred income tax expenses), interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed ____%.  On or after _______, 2016, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  The one-year example and the first year of the three-years example are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$	$
Class C	$	$
Class I	$	$
Class Y	$	$

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A	$	$
Class C	$	$
Class I	$	$
Class Y	$	$

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in energy infrastructure master limited partnership (MLP) investments.  Energy infrastructure MLPs own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminalling, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or alternative fuels (such as ethanol, hydrogen and biodiesel), or that provide energy-related equipment or services.  The fund's MLP investments may include, but are not limited to:  MLPs structured as limited partnerships (LPs) or limited liability companies (LLCs); MLPs that are taxed as "C" corporations; institutional units issued by MLP affiliates that represent indirect interests in MLPs; "C" corporations that hold significant interests in MLPs; private investments in public equities (PIPEs) issued by MLPs; and other U.S. and non-U.S. equity and debt securities and derivative instruments, including pooled investment vehicles, such as exchange traded funds (ETFs) and exchange-traded notes (ETNs), that provide exposure to MLPs.  The fund's MLP investments may be of any market capitalization size.

The fund intends to concentrate its investments, under normal circumstances, in the energy sector, with a focus on "midstream" energy infrastructure MLPs.  Midstream MLPs generally are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.  Midstream MLPs also may operate ancillary businesses including marketing of energy products and logistical services.  The fund also may invest in "upstream" and "downstream" MLPs.

The fund's portfolio managers employ a bottom-up fundamental and event driven process to select MLP investments for the fund's portfolio.  The fund's portfolio managers evaluate both fundamental drivers and financial structure drivers that can impact cash flow growth and valuation.  The fund's performance benchmark index is the Alerian MLP Index.

The fund may maintain significant short positions.  The fund, however, intends to maintain an overall long position in its portfolio investments, with short positions ranging typically between 10% and 30% of the fund's net assets.  A short sale involves the sale of a security that the fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the security sold short.  The fund will realize a gain if the security declines in price between those two dates.  The fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

The fund may utilize leverage through borrowings, engaging in short sales, or entering into derivative transactions in seeking its objective.

The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), contracts for difference, forward contracts, swaps (including total return, interest rate and credit default swaps), options on swaps, and other derivative instruments (including commodity-linked instruments, such as structured notes), as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency, credit or interest rate risk, to manage effective maturity or duration, as part of a hedging strategy, or for other purposes related to the management of the fund.  There is no limit to the amount of the fund's assets that may be invested in derivative instruments.  To the extent such instruments have similar economic characteristics to energy infrastructure MLP investments as described in the fund's policy with respect to the investment of at least 80% of its net assets, these investments will be considered investments included within such policy.

The fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes.  Accordingly, unlike traditional open-end mutual funds, the fund does not have flow-through tax treatment but instead is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income taxes.

Principal Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program.  The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

•
MLP risk.  MLP investments involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price.  Certain MLP securities may trade in lower volumes due to their smaller capitalizations.  Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the fund to effect sales at an advantageous time or without a substantial drop in price.  MLPs are generally considered interest-rate sensitive investments.  During periods of interest rate volatility, these investments may not provide attractive returns.

•
Energy sector risk.  Under normal circumstances, the fund concentrates its investments in the energy sector, focusing on energy infrastructure MLPs, and may, therefore, be more susceptible to the risks affecting such sector and MLPs.  MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability.  MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle.  Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs.  Certain MLPs could be required to implement remediation measures, the cost of which may not be recoverable from insurance.  Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.  The pool of issuers of MLP investments in which the fund may invest may be limited; thus, demand for investment opportunities in MLPs that operate energy-related businesses may exceed the supply, which could make it difficult for the fund to fully implement its investment strategy.

•
Fund structure risk.  The fund's strategy of investing primarily in MLPs and electing to be structured as a corporation, or a "C" corporation, rather than as a regulated investment company for U.S. federal income tax purposes, means the fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, and will be subject to state and local income taxes.  This is a relatively new strategy for mutual funds and involves complicated accounting, tax and valuation issues that may cause the fund to differ significantly from most other open-end registered investment companies.  The fund may have to use estimates of its income and expenses at various times during a given year that may result in volatility in the fund's net asset value and potentially significant consequences for the fund and shareholders.

•	MLP investment tax risk. Tax risks associated with the fund's MLP investments include but are not limited to the following:

MLP tax risk. The benefit expected from the fund's MLP investments generally will depend on the MLPs being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level.  Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses.  A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income.  The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP.  If any MLP in which the fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the fund's investment in the MLP and lower income to the fund.

To the extent a distribution received by the fund from an MLP investment is treated as a return of capital, the fund's adjusted tax basis in the MLP interest may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) recognized by the fund for tax purposes upon the sale of any such interest or upon subsequent distributions in respect of such interest.  Furthermore, any return of capital distribution received from an MLP investment may require the fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

Tax estimation/NAV risk. In calculating the fund's net asset value (NAV), the fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances.  The fund may accrue a deferred income tax liability balance at the rates applicable to corporations, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the fund on equity securities of MLPs considered to be return of capital and for any net operating gains.  The fund also may accrue a deferred tax asset balance, which reflects an estimate of the fund's future tax benefit associated with net operating losses and unrealized losses.  To the extent the fund has a deferred tax asset balance, the fund will assess whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required.  To the extent a valuation allowance differs from the estimates of the fund used in calculating the fund's daily NAV, the application of such valuation allowance could have a material impact on the fund's NAV.

The fund's deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized.  From time to time, the fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the fund's NAV.

•
Issuer risk.  A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

•
Fixed-income market risk.  The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries.  An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

•
Interest rate risk.  Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect fixed rate fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline.  During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.  When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise.  However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income.  The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates.  For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.  Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.  In the event that the fund has a negative average effective duration, the value of the fund may decline in a declining interest rate environment.  Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

•
Credit risk.  Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security.  The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

•
High yield securities risk.  High yield (''junk'') securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.  The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

•
Foreign investment risk.  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.  Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•
Short sale risk.  The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline.  Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.  Certain types of derivatives, including structured notes, contracts for difference, swaps, forward contracts, structured notes and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.

•
Leverage risk.  The use of leverage, such as borrowing for investment purposes, lending portfolio securities, entering into contracts for difference, swaps, futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify the fund's gains or losses.  Short sales involve borrowing securities and then selling them; thus, the fund's short sales positions effectively leverage the fund's assets.

•
Non-diversification risk.  The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers.  Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

As a new fund, past performance information is not available for the fund as of the date of this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund's average annual total returns compare with those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Within a reasonable period of time after the fund commences operations, performance information will be available at www.dreyfus.com.

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation, and the fund's subadviser is The Boston Company Asset Management, LLC (TBCAM).

Robert A. Nicholson and Zev D. Nijensohn are the fund's primary portfolio managers, positions they have held since the fund's inception in _____ 2015.  Messrs. Nicholson and Nijensohn are senior managing directors and senior portfolio managers of the energy infrastructure MLP strategy and absolute return event driven strategy at TBCAM.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com.  If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082.  If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund's distributions, other than any returns of capital, are taxable generally as ordinary income and/or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

The fund anticipates that a significant portion of its distributions to shareholders will consist of return of capital for U.S. federal income tax purposes.  The amount of the fund's distribution that constitutes a return of capital represents a return of your original investment in fund shares.  In general, a distribution will constitute a return of capital to you, rather than a dividend, to the extent such distribution exceeds the fund's current and accumulated earnings and profits.  The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in your basis in the fund's shares and in your recognizing more gain or less loss (that is, will result in an increase in your tax liability) when you later sell your fund shares.  Distributions in excess of your adjusted tax basis in your fund shares are generally treated as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND DETAILS

Goal and Approach

The fund seeks total return (consisting of capital appreciation and income).  To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in energy infrastructure master limited partnership (MLP) investments.  The fund's investment objective and the policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.  Energy infrastructure MLPs own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminalling, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or alternative fuels (such as ethanol, hydrogen and biodiesel), or that provide energy-related equipment or services.  The fund's MLP investments may include, but are not limited to:  MLPs structured as limited partnerships (LPs) or limited liability companies (LLCs); MLPs that are taxed as "C" corporations; institutional units issued by MLP affiliates that represent indirect interests in MLPs; "C" corporations that hold significant interests in MLPs; private investments in public equities (PIPEs) issued by MLPs; and other U.S. and non-U.S. equity and debt securities and derivative instruments, including pooled investment vehicles, such as exchange traded funds (ETFs) and exchange-traded notes (ETNs), that provide exposure to MLPs.  The fund's MLP investments may be of any market capitalization size.

MLPs formed as LPs or LLCs generally are treated as partnerships for U.S. federal income tax purposes and do not pay income taxes.  To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.  MLPs are generally publicly traded on national securities exchanges like the shares of corporations, and are regulated by the Securities and Exchange Commission (SEC) and must make public filings like any publicly traded corporation.  MLPs typically distribute income quarterly and have potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations.

The fund intends to concentrate its investments, under normal circumstances, in the energy sector, with a focus on "midstream" energy infrastructure MLPs.  Midstream MLPs generally are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.  Midstream MLPs also may operate ancillary businesses including marketing of energy products and logistical services.  The fund also may invest in "upstream" and "downstream" MLPs.  Upstream MLPs are engaged primarily in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids.  Downstream MLPs are engaged primarily in the processing, treatment, and refining of natural gas liquids and crude oil.  The MLPs in which the fund invests also may engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel.

The fund's portfolio managers employ a bottom-up fundamental and event driven process to select MLP investments for the fund's portfolio.  The fund's portfolio managers evaluate both fundamental drivers and financial structure drivers that can impact cash flow growth and valuation.  This evaluation typically includes an assessment of a company's existing asset base, including the quality and stability of cash flows, as well as the prospects for earnings and cash flow growth through operational expansion, rate increases or acquisitions.  The portfolio managers assess financial structure and capital markets access, focusing on distribution coverage, financial leverage and debt availability, cost of debt and equity capital and the cash flow distribution ratio between unit holders and the general partner.  In addition to core fundamental analysis, the portfolio managers apply an event driven framework in seeking to identify the MLP's stage of development (i.e., life cycle) and any unique financial characteristics, incentives and capabilities of its management and general partner and quantify the impact of potential material events.  The fund's portfolio managers then employ a combination of qualitative and quantitative measures to assess and seek to manage risk at the portfolio and individual position levels.

The fund's performance benchmark index is the Alerian MLP Index, a float-adjust, market capitalization weighted composite of 50 energy MLPs representing approximately 75% of the available market capitalization, with a median market capitalization of approximately $4.2 billion as of December 31, 2014.  The Alerian MLP Index reflects the reinvestment of dividends and other distributions.

The fund invests principally in energy infrastructure MLP investments and other equity and debt securities of U.S. and foreign issuers and derivatives that provide investment exposure to MLPs.  The fund may purchase securities across the capital structure of MLPs and may be significantly invested in either equity securities or debt securities or both.  The equity securities in which the fund may invest may include common stocks, preferred stocks, convertible securities and warrants, including securities purchased in initial public offerings (IPOs) or shortly thereafter.  The fixed-income and other debt securities in which the fund may invest may include bonds, debentures, notes (including structured notes and other structured investments) and convertible securities, which may be of any credit quality (including "high yield" or "junk" bonds), maturity or duration.  The fund also may invest up to 20% of its net assets in non-MLP investments, including securities of U.S. and foreign issuers that may or may not operate in the energy sector or hold energy assets.

The fund may sell an MLP investment if the portfolio managers identify other investments they deem more attractive, if the security achieves the portfolio managers' target valuation, if the MLP investment experiences an adverse development or a change in management or management philosophy, or when the portfolio managers determine that their expectations and those of the market are mismatched.

The fund may maintain significant short positions.  The fund, however, intends to maintain an overall long position in its portfolio investments, with short positions ranging typically between 10% and 30% of the fund's net assets. The fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.  In addition, the fund may take a short position in an asset class by selling short shares of an ETF or ETN that invests in the subject asset class.  In a short sale, for example, the fund sells a security it has borrowed, with the expectation that the security will decline in value.  The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The fund will realize a gain if the security declines in price between those two dates.  The fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the fund may be required to pay in connection with the short sale.  When the fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold.  The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swaps and other derivative instruments, as an alternative to selling a security short.

The fund may utilize leverage through borrowings, engaging in short sales, or entering into derivative transactions in seeking its objective.  Borrowings involve additional expense to the fund, which may not be recovered by any appreciation of the investments purchased and could exceed the fund's investment income.

The fund may, but is not required to, use derivative or other strategic instruments, principally options, futures and options on futures (including those relating to securities, indices, foreign currencies and interest rates), contracts for difference, forward contracts and swap agreements (including total return, interest rate and credit default swaps), and options on swaps, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency, credit or interest rate risk, to manage effective maturity or duration, as part of a hedging strategy, or for other purposes related to the management of the fund.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  There is no limit to the amount of the fund's assets that may be invested in derivative instruments.  To the extent such instruments have similar economic characteristics to energy infrastructure MLP investments as described in the fund's policy with respect to the investment of at least 80% of its net assets, these investments will be considered investments included within such policy.  A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, currencies, indices or interest rates.  When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations.  If such segregated assets represent a large portion of the fund's portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Swap agreements also can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit.  Contracts for difference generally are used to obtain long or short exposure to securities or a securities index without owning or taking physical custody of such securities.  The fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts.  The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.  The fund also may gain exposure to commodities markets by investing in commodity-linked or index-linked structured notes, which are derivative debt instruments structured by the issuer and the purchaser of the note whose principal and/or coupon payments are linked to commodities or commodity indices, and commodity-related ETFs or ETNs.  Although not a principal investment strategy, the fund may lend its portfolio securities to seek to generate additional return.

The fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes.  Accordingly, unlike traditional open-end mutual funds, the fund does not have flow-through tax treatment but instead is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income taxes.

The fund is non-diversified.

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Investment Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

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MLP risk.  MLP investments involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price.  MLP investments may be subject to legal and other restrictions on resale or otherwise may be less liquid than publicly traded securities.  Certain MLP securities may trade in lower volumes due to their smaller capitalizations.  Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the fund to effect sales at an advantageous time or without a substantial drop in price.  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.  MLPs are generally considered interest-rate sensitive investments.  During periods of interest rate volatility, these investments may not provide attractive returns.  The benefit derived from MLP investments is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes.  A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as the fund.

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Energy sector risk.  Under normal circumstances, the fund concentrates its investments in the energy sector, focusing on energy infrastructure MLPs, and may, therefore, be more susceptible to the risks affecting such sector and MLPs.  MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability.  MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle.  Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs.  Certain MLPs could be required to implement remediation measures, the cost of which may not be recoverable from insurance.  Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.  The pool of issuers of MLP investments in which the fund may invest may be limited; thus, demand for investment opportunities in MLPs that operate energy-related businesses may exceed the supply, which could make it difficult for the fund to fully implement its investment strategy.

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Fund structure risk.  The fund's strategy of investing primarily in MLPs and electing to be structured as a corporation, or a "C" corporation, rather than as a regulated investment company for U.S. federal income tax purposes, means the fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will be subject to state and local income taxes. This is a relatively new strategy for mutual funds and involves complicated accounting, tax and valuation issues that may cause the fund to differ significantly from most other open-end registered investment companies.  The fund may have to use estimates of its income and expenses at various times during a given year that may result in volatility in the fund's net asset value and potentially significant consequences for the fund and shareholders.  In addition, to the extent that accounting, tax or valuation practices change, there could be a material adverse consequence on the fund and shareholders.

•	MLP investment tax risk. Tax risks associated with the fund's MLP investments include but are not limited to the following:

MLP tax risk. The benefit expected from the fund's MLP investments generally will depend on the MLPs being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level.  Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses.  A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income.  The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP.  If any MLP in which the fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the fund's investment in the MLP and lower income to the fund.

To the extent a distribution received by the fund from an MLP investment is treated as a return of capital, the fund's adjusted tax basis in the MLP interest may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) recognized by the fund for tax purposes upon the sale of any such interest or upon subsequent distributions in respect of such interest.  Furthermore, any return of capital distribution received from an MLP investment may require the fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.  The final portions of the distributions received by the fund from its MLP investments considered return of capital will not be known until the fund receives Schedule K-1s from such MLP investments.

Tax estimation/NAV risk. In calculating the fund's net asset value (NAV), the fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances.  The fund may accrue a deferred income tax liability balance at the rates applicable to corporations, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the fund on equity securities of MLPs considered to be return of capital and for any net operating gains.  Any deferred tax liability balance will reduce the fund's NAV.  The fund also may accrue a deferred tax asset balance, which reflects an estimate of the fund's future tax benefit associated with net operating losses and unrealized losses.  Any deferred tax asset balance will increase the fund's NAV.  To the extent the fund has a deferred tax asset balance, the fund will assess whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required.  To the extent a valuation allowance differs from the estimates of the fund used in calculating the fund's daily NAV, the application of such valuation allowance could have a material impact on the fund's NAV.

The fund's deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized.  The fund will rely to some extent on information provided by MLPs, which may not be provided to the fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV.  The daily estimate of the fund's current taxes and deferred tax liability and/or asset balances used to calculate the fund's NAV could vary significantly from the fund's actual tax liability or benefit, and, as a result, the determination of the fund's actual tax liability or benefit may have a material impact on the fund's NAV.  From time to time, the fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the fund's NAV.  Shareholders who redeem their shares at an NAV that is based on estimates of the fund's current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the fund's actual current taxes and tax liability and/or asset balances.

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Issuer risk.  A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

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Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally, or because of factors that affect the particular company or the company's industry.

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Fixed-income market risk.  The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries.  During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value.  If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.  An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.  Economic and other market developments can adversely affect fixed-income securities markets.  Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.  Policy and legislative changes worldwide are affecting many aspects of financial regulation.  The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

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Interest rate risk.  Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect fixed rate fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline.  During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.  When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise.  However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income.  The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates.  For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.  Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.  In the event that the fund has a negative average effective duration, the value of the fund may decline in a declining interest rate environment.  Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.  Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates.  Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

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Credit risk.  Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security.  The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

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High yield securities risk.  High yield (''junk'') securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.  The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

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Foreign investment risk.  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

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Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.  Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.  To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

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Short sale risk.  The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline.  Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  The fund may not always be able to close out a short position at a particular time or at an acceptable price.  The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.  Moreover, if the lender of a borrowed security requires the fund to return the security to it on short notice, and the fund is unable to borrow the security from another lender, the fund may have to buy the borrowed security at an unfavorable price, resulting in a loss.  Thus, there is a risk that the fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason.  It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility.

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Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments, such as structured notes, contracts for difference, swap agreements, forward contracts and over-the-counter options, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain types of derivatives, including structured notes, contracts for difference, swaps, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives.  These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open.  If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any.  By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.  Future rules and regulations of the Securities and Exchange Commission (SEC) may impact the fund's operations as described in this prospectus.

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Leverage risk.  The use of leverage, such as borrowing for investment purposes, lending portfolio securities, entering into contracts for difference, swaps, futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify the fund's gains or losses.  Short sales involve borrowing securities and then selling them; thus, the fund's short sales positions effectively leverage the fund's assets.

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Non-diversification risk.  The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers.  Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

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Market capitalization risk (small-, mid- and large-cap stock risk).  To the extent the fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks.  At any given time, any of these market capitalizations may be out of favor with investors.  Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.  To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Some of the fund's investments will rise and fall based on investor perception rather than economic factors.  Other investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

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Growth and value stock risk.  By investing in a mix of growth and value companies, the fund assumes the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

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Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

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Private investment risk.  The fund may make private investments in public equities (PIPEs).  PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's common stock.  Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering.  The fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time.  In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets.  Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

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Convertible securities risk.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer.  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.  Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.  Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.

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Preferred stock risk.  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

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Warrants risk.  Warrants are subject to the same market risk as stocks, but may be more volatile in price.  An investment in warrants would not entitle the fund to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

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ETF and other investment company risk.  The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest.  When the fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund.  ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally.  The fund will incur brokerage costs when purchasing and selling shares of ETFs.

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ETN risk.  ETNs are debt securities that combine certain aspects of ETFs and bonds.  ETNs are not investment companies and thus are not regulated under the Investment Company Act of 1940, as amended.  ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.  When the fund invests in an ETN, the fund will bear indirectly its proportionate share of the expenses of the ETN.

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Forward commitments risk.  The purchase or sale of securities on a forward commitment basis means delivery and payment take place at a future date at a predetermined price.  When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value.

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IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•	Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

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Other potential risks.  The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the fund may not achieve its investment objective.

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Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $263 billion in 171 mutual fund portfolios.  The fund has agreed to pay Dreyfus a management fee at the annual rate of ___% of the fund's average daily net assets.  A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus will be available in the fund's [semi]annual report for the period ending _____, 2015.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $___ trillion in assets under custody and administration and $___ trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success.  For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.  This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, The Boston Company Asset Management, LLC, to serve as the fund's sub-investment adviser.  TBCAM is a subsidiary of BNY Mellon with its principal office at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.  Founded in 1970, TBCAM builds portfolios that are rooted in fundamental research, bottom-up stock selection, macro perspectives and risk controls for a client base which includes public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.  TBCAM manages approximately $[49] billion in assets across a broad range of U.S. and non-U.S. investment strategies, which include both traditional long-only and alternative offerings.  TBCAM, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments.  A discussion regarding the basis for the board's approving the sub-investment advisory agreement between Dreyfus and TBCAM will be available in the fund's [semi]annual report for the period ending ______, 2015.

Robert A. Nicholson and Zev D. Nijensohn are the fund's primary portfolio managers, positions they have held since the fund's inception in _____ 2015.  Messrs. Nicholson and Nijensohn are senior managing directors and senior portfolio managers of the energy infrastructure MLP strategy and absolute return event driven strategy at TBCAM, where they have been employed since 2014.  Before joining TBCAM, Messrs. Nicholson and Nijensohn were managing partners and co-founders of Pine Cobble Capital, LLC, which was founded in 2007.

Dreyfus has obtained from the SEC an exemptive order (the existing order), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of Dreyfus' ultimate parent company, BNY Mellon, without obtaining shareholder approval.  Dreyfus has applied for an exemptive order from the SEC, which would replace the existing order, and upon which the fund may rely, that would permit Dreyfus, subject to certain conditions and approval by the fund's board, to hire and replace one or more sub-advisers that are either unaffiliated or affiliated with Dreyfus (whether or not wholly-owned subsidiaries of BNY Mellon), without obtaining shareholder approval.  The requested order, like the existing order, also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-adviser in documents filed with the SEC and provided to shareholders.  In addition, pursuant to the existing order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus.  The requested order would require the same disclosure with respect to the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is an affiliate of Dreyfus (whether or not a wholly-owned subsidiary of BNY Mellon).  Dreyfus has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board.  Currently, the fund has selected TBCAM to manage all of the fund's assets.  One of the conditions of the requested order, like the existing order, is that the fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser.  In addition, the fund would be required under the requested order, as it is required under the existing order, to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Certain bank regulatory restrictions applicable to BNY Mellon (the parent company of Dreyfus) and internal BNY Mellon policies intended to ensure compliance with such regulations may, from time to time, preclude the fund from purchasing (and, in very limited instances, require the fund to reduce its position in) particular securities or financial instruments, even if such securities or financial instruments would meet the investment objective of the fund.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds.  Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively.  Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds  (except Class Y shares) or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries.  Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments.  These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, TBCAM and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.  Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.  The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Performance Information for Related Account

Although the fund is newly organized and does not yet have its own performance record, the fund's portfolio managers manage a discretionary investment management account using substantially the same investment objective, policies and strategies as the fund (the "Related Account").  The tables below show the returns for the Related Account and for the Alerian MLP Index (the Index).  The Index information is provided to represent the investment environment existing at the time periods shown.  The Index is unmanaged and an investor may not invest directly in the Index.  No performance information is shown for the fund, which did not have its own performance record as of the date of this prospectus.  Investors should not consider this performance data as an indication of the future performance of the fund or the Related Account.

The performance figures for the Related Account reflect the deduction of management fees and other expenses of the Related Account during the periods shown, and not the management fee and other expenses payable by the fund.  Information on the fees charged with respect to the Related Account is available upon request from TBCAM.  The management fee chargeable to the Related Account is disclosed in Part 2 of TBCAM's Form ADV.  The Related Account is not registered as an investment company under the Investment Company Act of 1940, as amended.  The performance of the Related Account could have been adversely affected by the imposition of certain regulatory requirements, restrictions and limitations if it had been regulated as an investment company under the U.S. federal securities and tax laws.  Additionally, although it is anticipated that the fund and the Related Account may hold similar securities, their investment results are expected to differ.  In particular, differences in asset size and in cash flow resulting from purchases and redemptions of fund shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular fund holdings.  In addition, certain of the fund's share classes are subject to a sales load and the fund's total operating expenses are expected to be higher than those of the Related Account; if the applicable fund sales loads and the fund's expenses were reflected, the performance shown would be lower.  Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate, sometimes dramatically, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Historical performance information for the Related Account and the Index is shown below.  TBCAM claims compliance with the Global Investment Performance Standards (GIPS®).  The performance figures for the Related Account are those presented in the Related Account's  GIPS compliant presentation.  All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions, net of non-reclaimable withholding taxes where applicable.  Additional information regarding TBCAM's policies and procedures for calculating and reporting performance returns, and a listing and description of all of its composites and GIPS compliant presentations are available upon request for financial advisers by calling 1-800-334-6899 and for individual shareholders by calling 1-800-DREYFUS (inside the U.S. only).

Year Ended December 31	Related Account Total Return	Alerian MLP Index Total Return	Related Account Total Assets (Millions)	Firm Total Assets (Millions)
2014	16.91%	4.80%	$7	$48,461
2013*	13.40%	6.55%	$5	$47,589
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*  Inception date was April 1, 2013.

The year-to-date total return of the Related Account as of 3/31/15 was ____%.

Average Annual Total Returns as of 12/31/14

	1 Year	Since inception (4/1/13)
Related Account	16.91%	___%
Alerian MLP Index	4.80%	___%

SHAREHOLDER GUIDE

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan.  Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus.  Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class.  It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge:  to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.  A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.  Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows.  You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase.  The amount of the initial sales charge is based on the size of your investment, as the following table shows.  We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").  Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares.  Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

•	plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

•	qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

	Total Sales Load—Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share

Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver.  If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled.  In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries.  Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

•
Rights of accumulation.  You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge.  For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge.  We may terminate or change this privilege at any time on written notice.

•
Letter of intent.  You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal.  Your goal must be at least $50,000, and your initial investment must be at least $5,000.  The sales charge will be adjusted if you do not meet your goal.

•
Combine with family members.  You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges.  See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

•	full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

•	board members of Dreyfus and board members of the Dreyfus Family of Funds

•	full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

•	"wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

•
qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor

•
investors who purchase Class A shares directly through the fund's distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

•
investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund's distributor.  Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee

•
investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans.  Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account

•
members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

•
employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments (Retirement Plans), but not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)

•
shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers.  Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares.  However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%.  Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares.  Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.  While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge.  There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

•	bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

•
institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

•	law firms or attorneys acting as trustees or executors/administrators

•	foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

•
sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

•	advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

•	certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares

•	unaffiliated investment companies approved by the fund's distributor

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients.  Accordingly, the availability of Class I shares of the fund will depend on the policies of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees.  There also is no CDSC imposed on redemptions of Class Y shares.  The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

•
institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund's distributor and, except as otherwise may be approved by Dreyfus with respect to certain Retirement Plans, that make an initial investment in Class Y shares of the fund of at least $1 million

•
certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million

•	certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes.  Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund.  Dreyfus, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients.  Accordingly, the availability of Class Y shares of the fund will depend on the policies of the institutional investor.

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

•	redemptions made within one year of death or disability of the shareholder

•	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

•	redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

•	redemptions by Retirement Plans

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.  Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices.  Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board.  The pricing service's procedures are reviewed under the general supervision of the board.  If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board.  Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the fund's board.  ETFs will be valued at their market price.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares.  For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV.  If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.  While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.  Please see "Shareholder Guide—General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

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How to Buy Shares

By Mail.

Regular Accounts.  To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below.  To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts.  To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made.  When opening a new account include a completed IRA application, and when making additional investments include an investment slip.  Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address.  If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire.  To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online.  To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.  In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form.  See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.  Institutional Direct accounts are not eligible for online services.

Automatically.  You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application.  See "Services for Fund Investors."

The minimum initial and subsequent investment for regular accounts (other than for Class Y shares) is $1,000 and $100, respectively.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  The minimum initial investment for IRAs is $750, with no minimum subsequent investment.  The minimum initial investment for education savings accounts is $500, with no minimum subsequent investment.  Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum.  All investments must be in U.S. dollars.  Third-party checks, cash, travelers' checks or money orders will not be accepted.  You may be charged a fee for any check that does not clear.
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How to Sell Shares

You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  Any certificates representing fund shares being sold must be returned with your redemption request.  Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.  As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived.  Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

•	the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail.

Regular Accounts.  To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds.  Mail your request to the appropriate address below.

IRA Accounts.  To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld.  Mail your request to the appropriate address below.

Mailing Address.  If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders.  These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

•	amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online.  To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.  Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day).  For redemption requests made online through www.dreyfus.com or through Dreyfus Express automated account access system, there is a $100,000 per day limit.

If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account.  See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.

Automatically.  You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.  See "Services for Fund Investors — Automatic Services."

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General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part.  All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI.  Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

The fund is designed for long-term investors.  Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.  As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

•	change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

•	change its minimum or maximum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

•	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

•	refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.  A roundtrip consists of an investment that is substantially liquidated within 60 days.  Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder®), automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading.  For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading.  Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control.  These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently.  In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests.  If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day.  Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated.  Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited.  However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts.  If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy.  At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy.  If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV.  As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage).  This type of frequent trading may dilute the value of fund shares held by other shareholders.  The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance.  If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

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Distributions and Taxes

The fund currently anticipates making quarterly distributions to its shareholders of substantially all of the fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the fund, and other payments on or derived from securities owned by the fund.  Fund distributions will be reinvested in the fund unless you instruct the fund otherwise.  There are no fees or sales charges on reinvestments.

The fund does not meet current tests for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.  As a result, the fund is treated as a regular corporation for U.S. federal and state income tax purposes, and will pay federal and state income tax on its taxable income.

The fund's distributions will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of your allocable share of the fund's earnings and profits, (ii) second, non-taxable returns of capital to the extent of your tax basis in your shares of the fund (for the portion of those distributions that exceed the fund's earnings and profits) and (iii) third, taxable gains (for the balance of those distributions).  Dividend income will be treated as "qualified dividends" for federal income tax purposes, subject to favorable capital gain tax rates, provided that certain requirements are met.  Unlike a regulated investment company, the fund will not be able to pass-through the character of its recognized net capital gain by paying "capital gain dividends."  Although the fund expects that a significant portion of its distributions will be treated as nontaxable return of capital, no assurance can be given in this regard.  Additionally, a sale of fund shares is a taxable event for shares held in a taxable account.  Individuals who invest in the fund through IRAs or other tax-deferred arrangements generally will be liable for taxes on dividend income distributed by the fund when monies are withdrawn from the tax-deferred arrangement.

The fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes.  As a partner in the MLPs, the fund must report its allocable share of the MLPs' taxable income or loss in computing the fund's taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions.  Based upon a review of the historic results of the type of MLPs in which the fund intends to invest, the fund expects that the cash flow received by the fund with respect to its MLP investments will generally exceed the taxable income allocated to the fund (and this excess generally will not be currently taxable to the fund but, rather, will result in a reduction of the fund's adjusted tax basis in each MLP as described in the following paragraph).  This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation.  However, there is no assurance that the fund's expectation regarding the tax character of MLP distributions will be realized.  If the fund's expectation is not realized and cash distributions are less than the taxable income allocated to the fund, there may be greater tax expense borne by the fund and less cash available to distribute to shareholders or to pay to expenses.

The fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the fund's share of any taxable income from the investment in MLPs and on gain recognized by the fund on any sale of equity securities of an MLP.  Cash distributions from an MLP to the fund that exceed the fund's allocable share of such MLP's net taxable income will reduce the fund's adjusted tax basis in the equity securities of the MLP.  These reductions in the fund's adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the fund on a subsequent sale of the securities of an MLP.

The fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the fund may invest may be treated as items of tax preference for purposes of calculating the fund's alternative minimum taxable income.  Such items may increase the fund's alternative minimum taxable income and increase the likelihood that the fund may be subject to the alternative minimum tax.

Distributions made to you by the fund (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute taxable dividends to the extent of your allocable share of the fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the fund intends to invest, the fund anticipates that the distributed cash from the MLPs generally will exceed the fund's share of the MLPs' taxable income. Consequently, the fund anticipates that only a portion of the fund's distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the fund's current and accumulated earnings and profits, your basis in the fund's shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares.  To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.

The fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities.  In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone's tax situation is unique, please consult your tax adviser before investing.

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Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all.  These services are not available for Class Y shares.  For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000.  Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request.  If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.  See the SAI for more information regarding exchanges.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class.  Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion.  The fund reserves the right to refuse any conversion request.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege.  To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege.  You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative.  Shares held in an education savings account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges.  Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge.  If you paid a CDSC, it will be credited back to your account.  This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System.  You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®.  Certain requests require the services of a representative.

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Financial Highlights

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.

FOR MORE INFORMATION

Dreyfus MLP & Energy Infrastructure Fund
A series of Strategic Funds, Inc.
SEC file number:  811-3940

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.  The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies.  A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).  The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance.  Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter.  Dreyfus money market funds generally disclose their complete schedule of holdings daily.  The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone.  Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail.  Send your request to info@dreyfus.com

On the Internet.  Certain fund documents can be viewed online or downloaded from:

SEC:  http://www.sec.gov

Dreyfus:  http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

© 2015 MBSC Securities Corporation
The information in this Statement of Additional Information is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated February 10, 2015

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2014, as revised or amended
May 1, 2014, August 1, 2014, September 1, 2014, October 1, 2014, January 1, 2015, January 21, 2015,
February 1, 2015, April 1, 2015 and April 27, 2015

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time.  To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).

The most recent annual report and semi-annual report to shareholders for each fund (other than Dreyfus International Small Cap Fund and DMLPF) are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI.  All classes of a fund have the same fiscal year end and prospectus date.  Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Bond Funds, Inc.	DBF
Dreyfus Municipal Bond Fund	DMBF	DRTAX	August 31st	January 1st
Dreyfus Intermediate Municipal Bond Fund, Inc.	DIMBF	DITEX	May 31st	October 1st
Dreyfus Municipal Funds, Inc.	DMF
Dreyfus AMT-Free Municipal Bond Fund	DAFMBF	Class A/DMUAX	August 31st	January 1st
Class C/DMUCX
Class I/DMBIX
Class Y/DMUYX
Class Z/DRMBX
Dreyfus BASIC Municipal Money Market Fund	DBMMMF	DBMXX	August 31st	January 1st
Dreyfus High Yield Municipal Bond Fund	DHYMBF	Class A/DHYAX	August 31st	January 1st
Class C/DHYCX
Class I/DYBIX
Class Y/DHYYX
Class Z/DHMBX
Dreyfus Municipal Money Market Fund, Inc.	DMMMF	DTEXX	May 31st	October 1st
Dreyfus New Jersey Municipal Money Market Fund, Inc.	DNJMMMF	DNJXX	November 30th	April 1st
Dreyfus New York AMT-Free Municipal Money Market Fund	DNYAMTMF	DNYXX	May 31st	October 1st
Dreyfus New York Tax Exempt Bond Fund, Inc.	DNYTEBF	DRNYX	May 31st	October 1st

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.	DPCAMTMBF
Dreyfus California AMT-Free Municipal Bond Fund	DCAMTMBF	Class A/DCAAX	May 31st	October 1st
Class C/DCACX
Class I/DCMIX
Class Y/DCAYX
Class Z/DRCAX
Dreyfus Premier GNMA Fund, Inc.	DPGNMAF
Dreyfus GNMA Fund	DGNMAF	Class A/GPGAX	April 30th	September 1st
Class C/GPNCX
Class Z/DRGMX
Dreyfus Stock Funds	DSF
Dreyfus International Equity Fund	DIEF	Class A/DIEAX	September 30th	February 1st
Class C/DIECX
Class I/DIERX
Dreyfus International Small Cap Fund**	DISCF	Class A/DYAPX	October 31st	January 21st
Class C/DYCPX
Class I/DYIPX
Class Y/DYYPX
Dreyfus Small Cap Equity Fund	DSCEF	Class A/DSEAX	September 30th	February 1st
Class C/DSECX
Class I/DSERX
Strategic Funds, Inc.	SF
Dreyfus Active MidCap Fund	DAMCF	Class A/DNLDX	December 31st	May 1st
Class C/DNLCX
Class I/DNLRX
Dreyfus Conservative Allocation Fund	DCAF	SCALX	August 31st	January 1st
Dreyfus Growth Allocation Fund	DGAF	SGALX	August 31st	January 1st
Dreyfus Moderate Allocation Fund	DMAF	SMDAX	August 31st	January 1st
Dreyfus MLP & Energy Infrastructure Fund***	DMLPF	Class A/[____] Class C/[____] Class I/[____] Class Y/[____]	November 30th	April 1st

Dreyfus Select Managers Small Cap Growth Fund	DSMSCGF	Class A/DSGAX	May 31st	October 1st
Class C/DSGCX
Class I/DSGIX
Class Y/DSGYX
Dreyfus Select Managers Small Cap Value Fund	DSMSCVF	Class A/DMVAX	November 30th	April 1st
Class C/DMECX
Class I/DMVIX
Class Y/DMVYX
Dreyfus U.S. Equity Fund	DUSEF	Class A/DPUAX	November 30th	April 1st
Class C/DPUCX
Class I/DPUIX
Class Y/DPUYX
Global Stock Fund	GSF	Class A/DGLAX	November 30th	April 1st
Class C/DGLCX
Class I/DGLRX
Class Y/DGLYX
International Stock Fund	ISF	Class A/DISAX	November 30th	April 1st
Class C/DISCX
Class I/DISRX
Class Y/DISYX

*
Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year.  The term “last fiscal year” means the most recently completed fiscal year, except that, for Dreyfus Active MidCap Fund, "last fiscal year" means the fiscal year ended in 2014.

**	As this fund commenced operations on January 30, 2015, no information is provided in respect of a previous fiscal year.
***	As this fund commenced operations on April 30, 2015, no information is provided in respect of a previous fiscal year.

TABLE OF CONTENTS

PART I

BOARD INFORMATION	I-1
Information About Each Board Member's Experience, Qualifications, Attributes or Skills	I-1
Committee Meetings	I-5
Board Members' and Officers' Fund Share Ownership	I-6
Board Members' Compensation	I-8

OFFICERS	I-9

CERTAIN PORTFOLIO MANAGER INFORMATION	I-11

MANAGER'S AND SUB-ADVISERS' COMPENSATION	I-17

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION	I-19

OFFERING PRICE	I-24

RATINGS OF MUNICIPAL BONDS	I-25

RATINGS OF MUNICIPAL OBLIGATIONS	I-26

SECURITIES OF REGULAR BROKERS OR DEALERS	I-26

COMMISSIONS	I-27

PORTFOLIO TURNOVER VARIATION	I-31

SHARE OWNERSHIP	I-31

PART II

HOW TO BUY SHARES	II-1
Investment Minimums	II-1
Information Regarding the Offering of Share Classes	II-1
Class A	II-2

HOW TO REDEEM SHARES	II-3
Transaction Fees	II-3
Checkwriting Privilege	II-3
Wire Redemption Privilege	II-4

SHAREHOLDER SERVICES	II-4
Fund Exchanges	II-5

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	II-5

CERTAIN INFORMATION ABOUT UNDERLYING FUNDS	II-7
Equity Investments	II-8
U.S. Large Cap	II-8
Dreyfus Appreciation Fund	II-8
Dreyfus Disciplined Stock Fund	II-8
Dreyfus Research Growth Fund	II-9
Dreyfus Strategic Value Fund	II-9
Dreyfus U.S. Equity Fund	II-9
Dreyfus BASIC S&P 500 Stock Index Fund	II-9
U.S. Mid-/Small-Cap	II-10
Dreyfus Select Managers Small Cap Value Fund	II-10
Dreyfus Opportunistic Midcap Value Fund	II-10
Dreyfus Structured MidCap Fund	II-10
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	II-11
Dreyfus Smallcap Stock Index Fund	II-11
Dreyfus Midcap Index Fund	II-11
International	II-12
Dreyfus/Newton International Equity Fund	II-12
Dreyfus International Equity Fund	II-12
Dreyfus International Value Fund	II-13
International Stock Fund	II-13
Dreyfus International Stock Index Fund	II-13
Emerging Markets	II-13
Dreyfus Emerging Markets Fund	II-13
Dreyfus Global Emerging Markets Fund	II-13
Global	II-14
Dreyfus Global Absolute Return Fund	II-14
Dreyfus Global Real Estate Securities Fund	II-14
Fixed-Income Investments	II-14
U.S. Fixed Income	II-15
Dreyfus Intermediate Term Income Fund	II-15
Dreyfus Short Duration Bond Fund	II-15
Dreyfus GNMA Fund	II-15
Dreyfus Opportunistic Fixed Income Fund	II-15
Dreyfus High Yield Fund	II-16
Dreyfus Bond Market Index Fund	II-16
Dreyfus Inflation Adjusted Securities Fund	II-17
U.S. Treasury	II-17
Dreyfus U.S. Treasury Intermediate Term Fund	II-17
Dreyfus U.S. Treasury Long Term Fund	II-17
International Fixed Income	II-18
Dreyfus Emerging Markets Debt Local Currency Fund	II-18
Dreyfus International Bond Fund	II-18

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	II-19
Funds other than Money Market Funds	II-19
Money Market Funds	II-34

INVESTMENT RESTRICTIONS	II-36
Fundamental Policies	II-37
Nonfundamental Policies	II-45
Policies Related to Fund Names	II-48

DIVIDENDS AND DISTRIBUTIONS	II-49

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE	II-49

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES	II-50

ADMINISTRATION ARRANGEMENTS	II-51

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	II-51

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES	II-52
California	II-52
General Information	II-52
Economy	II-52
Population	II-52
State Indebtedness and Other Obligations	II-52
General Obligation Bonds	II-53
Commercial Paper Program	II-53
Bank Arrangements	II-53
Lease-Revenue Debt	II-54
Non-Recourse Debt	II-54
Build America Bonds	II-54
Economic Recovery Bonds	II-54
Tobacco Settlement Revenue Bonds	II-55
Future Issuance Plans	II-55
Cash Flow Borrowings and Management	II-56
Ratings	II-56
State Funds and Expenditures	II-56
The Budget and Appropriations Process	II-56
The State General Fund	II-57
The Special Fund for Economic Uncertainties	II-57
The Budget Stabilization Account	II-57
Inter-Fund Borrowings	II-57
State Expenditures	II-58
State Appropriations Limit	II-58
Pension Trusts	II-58
Health and Human Services	II-59
Health Care	II-60
Unemployment Insurance	II-60
Local Governments	II-60
Trial Courts	II-61
Proposition 98	II-61
Constraints on the Budget Process	II-62
Tax Revenues	II-64
Special Fund Revenues	II-64
State Economy and Finances	II-64
Fiscal Year 2013-14 Budget	II-64
Fiscal Year 2014-15 Budget	II-65
Litigation	II-67
Action Challenging Cap and Trade Program Auctions	II-67
Actions Challenging School Financing	II-67
Actions Challenging Statutes Which Reformed California Redevelopment Law	II-67
Action Regarding Furlough of State Employees	II-68
Action Challenging Use of Mortgage Settlement Proceeds	II-68
Action Challenging Fire Prevention Fee	II-68
Tax Refund Cases	II-68
Environmental Matters	II-69
Escheated Property Claims	II-70
Action Seeking Damages for Alleged Violations of Privacy Rights	II-70
Action Regarding Special Education	II-70
Actions Seeking Medi-Cal Reimbursements and Fees	II-70
Prison Healthcare Reform	II-71
Actions Regarding Proposed Sale of State-Owned Properties	II-72
High-Speed Rail Litigation	II-72
Actions Regarding State Mandates	II-73
New Jersey	II-73
General Information	II-73
Demographics	II-73
Economic Outlook	II-73
State Funds and Accounting	II-74
State Funds	II-74
Other Revenue Sources	II-75
State Economy and Finances	II-75
Fiscal Years 2012 and 2013 Summary	II-75
Fiscal Years 2014 and 2015 Summary (Estimated)	II-75
State Indebtedness	II-76
General	II-76
State Pension Plans	II-77
Litigation	II-78
New York	II-83
Economic Trends	II-83
U.S. Economy	II-84
State Economy	II-84
The City of New York	II-85
Other Localities	II-85
Special Considerations	II-85
State Finances	II-87
Prior Fiscal Year Results	II-87
Fiscal Year 2014-15 Enacted Budget Financial Plan	II-88
Cash Position	II-89
State Indebtedness	II-89
General	II-89
Limitations on State-Supported Debt	II-90
State-Supported Debt	II-90
Ratings	II-91
Fiscal Year 2014-15 State Supported Borrowing Plan	II-91
Pension and Retirement Systems	II-91
Litigation	II-92
General	II-92
Real Property Claims	II-92
Tobacco Master Settlement Agreement	II-93
Arbitration Related to Tobacco Master Settlement Agreement	II-93
West Valley Litigation	II-94
Medicaid Nursing Home Rate Methodology	II-95
School Aid	II-95
Sales Tax	II-96
Insurance Department Assessments	II-97

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Small Account Policies	III-1
Purchase of Institutional Money Funds and Cash Management Funds (not applicable to Institutional Direct accounts)	III-2
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Federal Funds	III-2
Dreyfus TeleTransfer Privilege	III-2
Reopening an Account	III-3
Multi-Class Funds	III-3
All Other Funds and Share Classes	III-6
Converting Shares	III-6
Taxpayer ID Number	III-6
Frequent Purchases and Exchanges (non-money market funds only)	III-7

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge—Multi-Class Funds	III-8
Class C	III-8
Waiver of CDSC	III-9
Redemption Through an Authorized Entity	III-9
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-10
Redemption through Compatible Computer Facilities	III-10
Dreyfus TeleTransfer Privilege	III-10
Reinvestment Privilege	III-11
Share Certificates; Medallion Signature Guarantees	III-11
Share Certificates	III-11
Medallion Signature Guarantees	III-11
Redemption Commitment	III-11
Suspension of Redemptions	III-11

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-11
Exchanges	III-12
Fund Exchanges	III-12
Dreyfus Auto-Exchange Privilege	III-13
Dreyfus Automatic Asset Builder®	III-13
Dreyfus Government Direct Deposit Privilege	III-13
Dreyfus Payroll Savings Plan	III-14
Dreyfus Dividend Options	III-14
Dreyfus Dividend Sweep	III-14
Dreyfus Dividend ACH	III-14
Automatic Withdrawal Plan	III-14
Letter of Intent—Class A Shares	III-15
Corporate Pension/Profit-Sharing and Retirement Plans	III-15

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-16

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	III-16
All Funds other than Money Market Funds	III-16
Equity Securities	III-16
Common Stock	III-17
Preferred Stock	III-17
Convertible Securities	III-17
Warrants	III-18
IPOs	III-18
Fixed-Income Securities	III-19
U.S. Government Securities	III-20
Corporate Debt Securities	III-20
Ratings of Securities; Unrated Securities	III-21
High Yield and Lower-Rated Securities	III-21
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-23
Inflation-Indexed Securities	III-23
Variable and Floating Rate Securities	III-24
Loans	III-24
Participation Interests and Assignments	III-27
Mortgage-Related Securities	III-28
Asset-Backed Securities	III-32
Collateralized Debt Obligations	III-32
Municipal Securities	III-33
Taxable Investments (municipal or other tax-exempt funds only)	III-38
Funding Agreements	III-38
Real Estate Investment Trusts (REITs)	III-38
Money Market Instruments	III-39
Bank Obligations	III-39
Repurchase Agreements	III-39
Commercial Paper	III-39
Foreign Securities	III-39
Emerging Markets	III-40
Certain Asian Emerging Market Countries	III-41
Investing in Russia and other Eastern European Countries	III-41
Depositary Receipts and New York Shares	III-42
Sovereign Debt Obligations	III-42
Eurodollar and Yankee Dollar Investments	III-44
Investment Companies	III-44
Private Investment Funds	III-44
Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)	III-44
Exchange-Traded Notes	III-45
Master Limited Partnerships (MLPs)	III-45
Derivatives	III-48
Futures Transactions	III-50
Options	III-52
Swap Transactions	III-52
Contracts for Difference	III-55
Credit Linked Securities	III-55
Credit Derivatives	III-55
Structured Securities and Hybrid Instruments	III-55
Exchange-Linked Notes	III-56
Participation Notes	III-56
Custodial Receipts	III-57
Combined Transactions	III-57
Future Developments	III-57
Foreign Currency Transactions	III-57
Commodities	III-58
Short-Selling	III-59
Lending Portfolio Securities	III-59
Borrowing Money	III-60
Borrowing Money for Leverage	III-60
Reverse Repurchase Agreements	III-60
Forward Commitments	III-60
Forward Roll Transactions	III-61
Illiquid Securities	III-61
Illiquid Securities Generally	III-61
Section 4(2) Paper and Rule 144A Securities	III-62
Non-Diversified Status	III-62
Cyber Security Risk	III-62
Investments in the Technology Sector	III-62
Investments in the Real Estate Sector	III-63
Investments in the Infrastructure Sector	III-63
Investments in the Natural Resources Sector	III-64
Money Market Funds	III-64
Ratings of Securities	III-64
Treasury Securities	III-65
U.S. Government Securities	III-65
Repurchase Agreements	III-65
Bank Obligations	III-66
Bank Securities	III-67
Floating and Variable Rate Obligations	III-67
Participation Interests	III-67
Asset-Backed Securities	III-67
Commercial Paper	III-67
Investment Companies	III-67
Foreign Securities	III-68
Municipal Securities	III-68
Derivative Products	III-68
Stand-By Commitments	III-68
Taxable Investments (municipal or other tax-exempt funds only)	III-68
Illiquid Securities	III-68
Borrowing Money	III-68
Reverse Repurchase Agreements	III-69
Forward Commitments	III-69
Interfund Borrowing and Lending Program	III-69
Lending Portfolio Securities	III-69

RATING CATEGORIES	III-69
S&P	III-69
Long-Term Issue Credit Ratings	III-69
Short-Term Issue Credit Ratings	III-71
Municipal Short-Term Note Ratings Definitions	III-71
Moody's	III-72
Long-Term Obligation Ratings and Definitions	III-72
Short-Term Ratings	III-72
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-72
Fitch	III-73
Corporate Finance Obligations — Long-Term Rating Scales	III-73
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-74
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance	III-75
DBRS	III-75
Long Term Obligations	III-75
Commercial Paper and Short Term Debt	III-76

ADDITIONAL INFORMATION ABOUT THE BOARD	III-77
Boards' Oversight Role in Management	III-77
Board Composition and Leadership Structure	III-77
Additional Information About the Boards and Their Committees	III-77

MANAGEMENT ARRANGEMENTS	III-78
The Manager	III-78
Sub-Advisers	III-78
Portfolio Allocation Manager	III-80
Portfolio Managers and Portfolio Manager Compensation	III-80
Certain Conflicts of Interest with Other Accounts	III-86
Code of Ethics	III-87
Distributor	III-87
Transfer and Dividend Disbursing Agent and Custodian	III-88
Funds' Compliance Policies and Procedures	III-88

DETERMINATION OF NAV	III-89
Valuation of Portfolio Securities (funds other than money market funds)	III-89
Valuation of Portfolio Securities (money market funds only)	III-90
Calculation of NAV	III-90
Expense Allocations	III-90
NYSE and Transfer Agent Closings	III-90

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-90
Funds Other Than Money Market Funds	III-91
Money Market Funds	III-91

TAXATION	III-91
Taxation of the Funds	III-92
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)	III-93
Sale, Exchange or Redemption of Shares	III-95
PFICs	III-96
Non-U.S. Taxes	III-96
Foreign Currency Transactions	III-96
Financial Products	III-97
Payments with Respect to Securities Loans	III-97
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-97
Inflation-Indexed Treasury Securities	III-97
Certain Higher-Risk and High Yield Securities	III-98
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-98
Investing in Mortgage Entities	III-98
Tax-Exempt Shareholders	III-99
Backup Withholding	III-99
Foreign (Non-U.S.) Shareholders	III-99
The Hiring Incentives to Restore Employment Act	III-103
Possible Legislative Changes	III-104
Other Tax Matters	III-104

PORTFOLIO TRANSACTIONS	III-104
Trading the Funds' Portfolio Securities	III-105
Soft Dollars	III-107
IPO Allocations	III-108
Disclosure of Portfolio Holdings	III-108

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS	III-109
Proxy Voting By Dreyfus	III-109
Summary of BNY Mellon's Proxy Voting Guidelines	III-110
Proxy Voting by ISS	III-117
Summary of the ISS Guidelines	III-117
Accountability	III-117
Stewardship	III-118
Independence	III-118

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS	III-128
Massachusetts Business Trusts	III-128
Fund Shares and Voting Rights	III-128

GLOSSARY	III-128

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below.  The address of each board member is 200 Park Avenue, New York, New York 10166.

Independent Board Members

Name Year of Birth Position 1	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee (1995 – Present)
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

William Hodding Carter III 1935 Board Member	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006 – present)	N/A
Joni Evans 1942 Board Member	Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications (2007 – present) Principal, Joni Evans Ltd. (publishing) (2006 – present)	N/A
Ehud Houminer 1940 Board Member	Executive-in-Residence at the Columbia Business School, Columbia University (1992 – present)	Avnet Inc., an electronics distributor, Director (1993 – 2012)
Richard C. Leone 1940 Board Member
Senior Fellow (2011 – present) and President (1989 – 2011) of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

N/A
Hans C. Mautner 1937 Board Member
President – International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998 – 2010)

Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999 – 2010)

N/A
Robin A. Melvin 1963 Board Member
Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013 – present)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – 2012)

N/A
Burton N. Wallack 1950 Board Member	President and Co-owner of Wallack Management Company, a real estate management company (1987 – present)	N/A
John E. Zuccotti 1937 Board Member	Chairman of Brookfield Financial Properties, Inc. (1996 – present) Senior Counsel of Weil, Gotshal & Manges LLP (1997 – present) Director of Emigrant Savings Bank (2004 – present)	Wellpoint, Inc., a health benefits company, Director (2005-2010)
1.	Each of the Independent Board Members serves on the board's audit, nominating, compensation and litigation committees, except that Mr. DiMartino does not serve on the compensation committee.

Interested Board Member1

Name Year of Birth Position2	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Gordon J. Davis 1941 Board Member	Partner in the law firm of Venable LLP (2012 – present) Partner in the law firm of Dewey & LeBoeuf LLP (1994 – 2012)	Consolidated Edison, Inc., a utility company, Director (1997 – 2014) The Phoenix Companies, Inc., a life insurance company, Director (2000 – 2014)
1.
Mr. Davis is deemed to be an Interested Board Member of DBF, DIMBF, DMF, DMMMF, DNJMMMF, DNYTEBF, DPCATMBF, DPGNMAF and SF as a result of his affiliation with Venable LLP, which provides legal services to these funds.

2.
Mr. Davis does not serve as a member of any of the board audit committees, and Mr. Davis is not a member of the nominating, compensation or litigation committees of the boards of DBF, DIMBF, DMF, DMMMF, DNJMMMF, DNYTEBF, DPCATMBF, DPGNMAF or SF.

The following table shows the year each board member joined each fund's board.

	Independent Board Members
Fund	Joseph S. DiMartino	William Hodding Carter, III	Joni Evans	Ehud Houminer	Richard C. Leone

DBF	1995	1988	2006	1994	1976
DIMBF	1995	1988	2006	1994	1980
DMF	1995	2006	1991	2006	2006
DMMMF	1995	1988	2006	1994	1980
DNJMMMF	1995	2006	1991	2006	2006
DNYAMTMF	1995	2006	1985	2006	2006
DNYTEBF	1995	2006	1985	2006	2006
DPCAMTMBF	1995	2006	1985	2006	2006
DPGNMAF	1995	2006	1985	2006	2006
DSF	2003	2003	2006	2003	2003
SF	1995	1988	2006	1994	1984

	Independent Board Members				Interested Board Member
Fund	Hans C. Mautner	Robin A. Melvin	Burton N. Wallack	John E. Zuccotti	Gordon J. Davis

DBF	1978	1995	2006	1977	2006
DIMBF	1980	1995	2006	1980	2006
DMF	2006	2006	1991	2006	1995
DMMMF	1980	1995	2006	1980	2006
DNJMMMF	2006	2006	1991	2006	1995
DNYAMTMF	2006	2006	1991	2006	1995
DNYTEBF	2006	2006	1991	2006	1995
DPCAMTMBF	2006	2006	1991	2006	1995
DPGNMAF	2006	2006	1991	2006	1995
DSF	2003	2003	2006	2003	2006
SF	1984	1995	2006	1984	2006

Each board member has been a Dreyfus Family of Funds board member for over fifteen years.  Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members.  The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness.  However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees.  To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the board have significant experience advising funds and fund board members.  The board and its committees have the ability to engage other experts as appropriate.  The board evaluates its performance on an annual basis.

Independent Board Members

•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From January 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•
William Hodding Carter, III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration.  Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill.  Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

•
Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•
Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Columbia Business School Board and a Trustee of Ben Gurion University.

•
Richard C. Leone – Mr. Leone currently serves as a Senior Fellow of the Century Foundation (formerly, The Twentieth Century Fund, Inc.), a non-profit public policy research foundation.  Previously, Mr. Leone served as the President of the Century Foundation.  Mr. Leone has also served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey.  Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm.  He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.  Mr. Leone also serves as a Director of Partnership for a Secure America.

•
Hans C. Mautner – Mr. Mautner served as a President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited from 1998 to 2010.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

•
Robin A. Melvin – Ms. Melvin currently serves as a Board member of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois.  Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012.  In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

•	Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•
John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  Mr. Zuccotti's current board memberships include, in addition to Brookfield Financial Properties, Inc., Emigrant Savings Bank, Doris Duke Charitable Foundation and New York Private Bank & Trust.  In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.).

Interested Board Member

•
Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations.  Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012.  Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).  He currently serves as a Director of The Phoenix Companies, Inc., a life insurance company.

Committee Meetings

The boards' audit, nominating, compensation, litigation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Litigation	Pricing

DBF	4	0	0	0	0
DIMBF	4	0	0	0	0
DMF	4	0	0	0	0
DMMMF	4	0	0	0	0
DNJMMMF	4	0	0	0	0
DNYAMTMF	4	0	0	0	0
DNYTEBF	4	0	0	0	0
DPCAMTMBF	4	0	0	0	0
DPGNMAF	4	0	0	0	0
DSF	4	0	0	0	0
SF (5/31 fiscal year end)	4	0	0	0	0
SF (8/31 fiscal year end)	4	0	0	0	0
SF (11/30 fiscal year end)	4	0	0	0	0
SF (12/31 fiscal year end)	4	0	0	0	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2014.  [TO BE UPDATED.]

Independent Board Members
Fund	Joseph S. DiMartino	William Hodding Carter, III	Joni Evans	Ehud Houminer	Richard Leone

DMBF	None	None	None	None	$50,001 - $100,000
DIMBF	None	None	None	None	None
DAFMBF	None	None	None	None	None
DBMMMF	$1 - $10,000	None	None	None	None
DHYMBF	None	None	None	None	None
DMMMF	None	None	None	None	$50,001 - $100,000
DNJMMMF	None	None	None	None	None
DNYAMTMF	None	None	None	None	None
DNYTEBF	None	None	None	None	None
DCAMTMBF	None	None	None	None	None
DGNMAF	None	None	None	None	None
DIEF	None	None	None	None	None
DSCEF	None	None	None	None	None
DAMCF	None	None	None	$50,001 - $100,000	None
DCAF	None	None	None	None	None
GSF	None	None	Over $100,000	Over $100,000	None
DGAF	None	None	None	None	None
ISF	None	None	None	Over $100,000	None
DMAF	None	None	None	None	None
DSMSCGF	None	None	None	None	None
DSMSCVF	None	None	None	$10,001 - $50,000	None
DUSEF	None	None	None	None	None

Aggregate holdings of funds in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000

	Independent Board Members				Interested Board Member
Fund	Hans C. Mautner	Robin Melvin	Burton N. Wallack	John E. Zuccotti	Gordon J. Davis

DMBF	Over $100,000	None	None	None	None
DIMBF	None	None	None	None	None
DAFMBF	None	None	None	None	None
DBMMMF	None	None	None	None	None
DHYMBF	Over $100,000	None	None	None	None
DMMMF	None	None	None	$1 - $10,000	None
DNJMMMF	None	None	None	None	None
DNYAMTMF	None	None	None	None	None
DNYTEBF	None	None	None	None	None
DCAMTMBF	None	None	None	None	None
DGNMAF	None	None	None	None	None
DIEF	None	$10,001 - $50,000	None	None	None
DSCEF	None	None	None	None	None
DAMCF	None	None	None	Over $100,000	None
DCAF	None	None	None	None	None
GSF	None	$10,001 - $50,000	None	None	None
DGAF	None	None	None	None	None
ISF	Over $100,000	$50,001 - $100,000	None	None	None
DMAF	None	None	None	None	None
DSMSCGF	None	$50,001 - $100,000	None	None	None
DSMSCVF	None	$50,001 - $100,000	None	None	None
DUSEF	None	None	None	None	None

Aggregate holdings of funds in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	Over $100,000	None	Over $100,000	$50,001 - $100,000

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on [____], 2015, with the following exceptions: (i) as of March [__], 2015, board members and officers, as a group, owned [1.46]% and [3.264]% of the Class A shares of Global Stock Fund and Dreyfus Select Managers Small Cap Value Fund, respectively; (ii) as of September 15, 2014, board members and officers, as a group, owned 1.94% of the Class A shares of Dreyfus Select Managers Small Cap Growth Fund.

As of December 31, 2014, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Boards, Joseph S. DiMartino, receiving an additional 25% of such compensation.  The funds reimburse board members for their expenses.  The funds do not have a bonus, pension, profit-sharing or retirement plan.  Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees and expenses* received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member during 2014, were as follows:

	Independent Board Members
Fund	Joseph S. DiMartino	William Hodding Carter, III	Joni Evans	Arnold Hiatt+	Ehud Houminer

DBF	$11,977	$9,582	$9,535	$2,342	$9,582
DIMBF	$6,878	$5,502	$5,476	$1,356	$5,502
DMF	$8,425	$6,740	$6,707	$1,654	$6,740
DMMMF	$3,989	$3,191	$3,176	$774	$3,191
DNJMMMF	$2,133	$1,706	$1,699	$419	$1,587
DNYAMTMF	$1,031	$825	$821	$207	$825
DNYTEBF	$10,083	$8,067	$8,029	$1,983	$8,067
DPCAMTMBF	$8,768	$7,014	$6,981	$1,727	$7,014
DPGNMAF	$4,319	$3,455	$3,437	$910	$3,455
DSF	$2,800	$2,240	$2,230	$552	$2,240
SF (5/31 fiscal year end)	$3,549	$2,839	$2,825	$673	$2,839
SF (8/31 fiscal year end)	$1,010	$807	$805	$194	$807
SF (11/30 fiscal year end)	$42,802	$34,242	$34,040	$7,976	$31,716
SF (12/31 fiscal year end)	$3,538	$2,830	$2,816	$692	$2,626
Total compensation from the funds and fund complex (**)	$1,107,813 (150)	$104,500 (24)	$104,500 (24)	$25,000 (24)	$303,500 (66)

	Independent Board Members					Interested Board Member
Fund	Richard Leone	Hans C. Mautner	Robin A. Melvin	Burton N. Wallack	John E. Zuccotti	Gordon J. Davis

DBF	$8,896	$9,582	$9,582	$9,582	$9,582	$9,582
DIMBF	$5,128	$5,502	$5,502	$5,502	$5,502	$5,502
DMF	$6,260	$6,740	$6,740	$6,740	$6,740	$6,740
DMMMF	$2,954	$3,191	$3,191	$3,191	$3,191	$3,191
DNJMMMF	$1,587	$1,706	$1,707	$1,706	$1,587	$1,706
DNYAMTMF	$765	$825	$825	$825	$825	$825
DNYTEBF	$7,513	$8,067	$8,067	$8,067	$8,067	$8,067
DPCAMTMBF	$6,534	$7,014	$7,014	$7,014	$7,014	$7,014
DPGNMAF	$3,197	$3,455	$3,455	$3,455	$3,455	$3,455
DSF	$2,091	$2,240	$2,240	$2,240	$2,240	$2,240
SF (5/31 fiscal year end)	$2,617	$2,839	$2,839	$2,839	$2,839	$2,839
SF (8/31 fiscal year end)	$750	$807	$807	$807	$807	$807
SF (11/30 fiscal year end)	$31,716	$34,242	$34,242	$34,242	$31,216	$34,242
SF (12/31 fiscal year end)	$2,626	$2,830	$2,830	$2,830	$2,626	$2,830
Total compensation from the funds and fund complex (**)	$97,000 (24)	$104,500 (24)	$709,500 (118)	$104,500 (24)	$103,000 (24)	$358,250 (62)

*	Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Boards and expenses reimbursed to board members for attending board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served in 2014.
+	Emeritus board member.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)
Bradley J. Skapyak 1958 President 2010	Chief Operating Officer and a director of the Manager since June 2009; Chairman of the Transfer Agent, since May 2011and Executive Vice President of the Distributor since June 2007	69 (146)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of the Manager	70 (171)
John Pak 1968 Chief Legal Officer 2013
Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal
70 (171)
Janette E. Farragher 1962 Vice President and Secretary 2011	Assistant General Counsel of BNY Mellon	70 (171)
Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	70 (171)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon and Secretary of the Manager	70 (171)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	70 (171)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	70 (171)
John B. Hammalian 1963 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	70 (171)
Maureen E. Kane [___] Vice President and Assistant Secretary 2015	Managing Counsel and Managing Director of BNY Mellon since July 2014; from [____] to [____], General Counsel and Chief Compliance Officer of Century Capital Management	70 (171)
Sarah S. Kelleher 1975 Vice President and Assistant Secretary 2014	Senior Counsel of BNY Mellon since March 2013; from August 2005 to March 2013, Associate General Counsel, Third Avenue Management	70 (171)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	70 (171)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager	70 (171)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of the Manager	70 (171)
Robert S. Robol 1964 Assistant Treasurer 20021	Senior Accounting Manager – Fixed Income Funds of the Manager	70 (171)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of the Manager	70 (171)
Robert Svagna 1967 Assistant Treasurer 20021	Senior Accounting Manager – Equity Funds of the Manager	70 (171)
Matthew D. Connolly 1972 Anti-Money Laundering Compliance Officer 2012
Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management

65 (166)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of the Manager and the Dreyfus Family of Funds	70 (171)
1	DAMCF Fund only. For DBMMMF, DNJMMMF and DNYAMTMF, since 2003 and, for the other funds, since 2005.

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION
(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus.  See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DMBF	N/A
DIMBF	N/A
DAFMBF	N/A
DHYMBF	David Belton
DNYTEBF	David Belton
DCAMTMBF	N/A
DGNMAF	Karen Gemmett
DIEF	N/A
DISCF	N/A
DSCEF	N/A
DAMCF	N/A
DCAF	N/A
GSF	N/A
DGAF	N/A
ISF	N/A
DMAF	N/A
DSMSCGF	N/A
DSMSCVF	N/A
DUSEF	N/A
DMLPF	[N/A]

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.  If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Jordan D. Alexander	1	$64.9M	1	$11.4M	5	$22.9M
Daniel Barton	6	$2.4B	None	N/A	None	N/A
Robert Bayston	4	$889.4M	1	$67.2M	87	$9.9B
David Belton	3	$1.8B	None	N/A	None	N/A
Mark A. Bogara	12	$5.2B	5	$239.5M	15	$3.8B
C. Wesley Boggs	18	$4.2B	17	$698.0M	52	$7.5B
Stephanie Brandaleone	5	$1.8B	3	$259.6M	17	$1.1B
Jeffrey Burger	11	$5.8B	1	$54.0M	311	$1.0B
Thomas Casey	10	$5.5B	None	N/A	239	$2.2B
William Cazaletb	23	$4.7B	17	$685.0M	53	$7.1B
Warren Chiang	18	$4.2B	17	$698.0M	52	$7.5B
Joseph M. Corrado	5	$1.8B	3	$259.6M	17	$1.1B
Amy S. Croen	5	$2.3B	1	$64.8M	519	$3.8B
Andrew S. Cupps	2	$58.7M	5	$47.5M	44	$1.0B
Dana L. Feick	4	$394.9M	4	$127.1M	332	$4.9B
Sean P. Fitzgibbon	12	$5.1B	5	$389.4M	17	$3.8B
Stephen A. Friscia, Jr	1	$64.9M	1	$11.4M	5	$22.9M
Ronald Gala	18	$4.2B	17	$698.0M	52	$7.5B
Jane Henderson	6	$6.5B	48	$24.7B	145	$39.0B
Richard Hoey	4	$824.7M	None	N/A	None	N/A
Lou Holtz	1	$17.1M	None	N/A	49	$189.4M
Jeffrey J. Hoo	1	$17.2M	None	N/A	122	$91.0M
Julie Kutasov	3	$555.0M	None	N/A	314	$2.2B
Roy Leckie	6	$6.5B	48	$24.7B	145	$39.0B
Yossi Lipsker	1	$17.1M	None	N/A	49	$189.4M
James A. Lydotesa	12	$5.2B	5	$239.5M	15	$3.8B
Wendell E. Mackeyc	None	N/A	None	N/A	28	$854.0M
Charlie Macquaker	6	$6.5B	48	$24.7B	145	$39.0B
Alvin W. Marley	2	$866.1M	None	N/A	55	$2.2B
Daniel Marques	1	$1.5B	1	$379.0M	258	$1.7B
Robert B. Mayerick	2	$1.2B	1	$13.1M	6	$545.2M
Rick D. Moulton	4	$394.9M	4	$127.1M	332	$4.9B
Benjamin H. Nahum	4	$574.2M	1	$2.8M	17	$954.1M
Catherine C. Nicholas	1	$24.0M	1	$72.0M	32	$481.0M
Robert A. Nicholsond
Zev D. Nijensohnd
Rodger Nisbet	6	$6.5B	48	$24.7B	145	$39.0B
Michelle J. Picard	5	$2.3B	1	$64.8M	519	$3.8B
Roger Portere	None	N/A	None	N/A	None	N/A
William A. Priebe	5	$2.3B	1	$64.8M	519	$3.8B
William Scott Priebe	5	$2.3B	1	$64.8M	519	$3.8B
Daniel Rabasco	9	$5.1B	6	$1.5B	12	$2.2B
Frank H. Reichel, III	3	$314.7M	None	N/A	32	$1.1B
Craig Stone	4	$560.0M	None	N/A	346	$2.3B
Keith L. Stransky	7	$2.3B	1	$12.3M	6	$564.1M
Mark A. Thompson	4	$394.9M	4	$127.1M	332	$4.9B
Christine Todd	3	$1.3B	1	$403.0M	73	$3.9B
Edward R. Walter	5	$1.8B	3	$259.6M	17	$1.1B
John B. Walthausen	3	$1.1B	None	N/A	41	$339.5M
Montie L. Weisenberger	2	$276.8M	1	$130.1M	7	$64.7M

a Because Messrs. Bogar and Lydotes became primary portfolio managers of Dreyfus International Small Cap Fund on January 30, 2015, their information is as of November 30, 2014.

b Because Mr. Cazalet became a primary portfolio manager of Dreyfus Active MidCap Fund on December 19, 2014, his information is as of October 31, 2014.

c Because Mr. Mackey became a primary portfolio manager of Dreyfus Select Managers Small Cap Value Fund on May 16, 2014, his information is as of March 31, 2014.

d Because Messrs. Nicholson and Nijensohn became primary portfolio managers of DMLPF on April 30, 2015, their information is as of [_____], 2015.

e Because Mr. Porter became a primary portfolio manager of Dreyfus Select Managers Small Cap Value Fund on November 5, 2014, his information is as of October 31, 2014.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts

Jordan D. Alexander	None	N/A	N/A
Daniel Barton	None	N/A	N/A
Robert Bayston	None	N/A	N/A
David Belton	None	N/A	N/A
Mark A. Bogar	Other Accounts	1	$170.9M
C. Wesley Boggs	Other Pooled Investment Vehicles	2	$136.2M
	Other Accounts	7	$699.5M
Stephanie Brandaleone	Other Accounts	1	$47.8M
Jeffrey Burger	None	N/A	N/A
Thomas Casey	None	N/A	N/A
William Cazalet	Other Pooled Investment Vehicles	2	$151.4M
	Other Accounts	7	$782.7M
Warren Chiang	Other Pooled Investment Vehicles	2	$136.2M
	Other Accounts	7	$699.5M
Joseph M. Corrado	Other Accounts	1	$47.8M
Amy S. Croen	None	N/A	N/A
Andrew S. Cupps	Other Accounts	2	$40.5M
	Other Pooled Investment Vehicles	2	$12.7M
Dana L. Feick	Other Accounts	4	$10.8M
Sean P. Fitzgibbon	Other Accounts	1	$168.0M
Stephen A. Friscia, Jr	None	N/A	N/A
Ronald Gala	Other Pooled Investment Vehicles	2	$136.2M
	Other Accounts	7	$699.5M
Jane Henderson	None	N/A	N/A
Richard Hoey	None	N/A	N/A
Lou Holtz	None	N/A	N/A
Jeffrey J. Hoo	None	N/A	N/A
Julie Kutasov	None	N/A	N/A
Roy Leckie	None	N/A	N/A
Yossi Lipsker	None	N/A	N/A
James A. Lydotes	Other Accounts	1	$170.9M
Wendell E. Mackey	None	N/A	N/A
Charlie Macquaker	None	N/A	N/A
Alvin W. Marley	Other Accounts	1	$102.1M
Robert B. Mayerick	None	N/A	N/A
Daniel Marques	None	N/A	N/A
Rick D. Moulton	Other Accounts	4	$10.8M
Benjamin H. Nahum	None	N/A	N/A
Catherine C. Nicholas	Other Pooled Investment Vehicles	3	$3.5M
[Robert A. Nicholson]
[Zev D. Nijensohn]
Rodger Nisbet	None	N/A	N/A
Michelle J. Picard	None	N/A	N/A
Roger Porter	None	N/A	N/A
William A. Priebe	None	N/A	N/A
William Scott Priebe	None	N/A	N/A
Daniel Rabasco	None	N/A	N/A
Frank H. Reichel, III	None	N/A	N/A
Craig Stone	None	N/A	N/A
Keith L. Stransky	None	N/A	N/A
Mark A. Thompson	Other Accounts	4	$10.8M
Christine Todd	None	N/A	N/A
Edward R. Walter	Other Accounts	1	$47.8M
John B. Walthausen	None	N/A	N/A
Montie L. Weisenberger	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, unless otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Jordan D. Alexander	DSMSCVF	None
Daniel Barton	DHYMBF	None
Robert Bayston	DGNMAF	None
Mark A. Bogar	DIEF	$10,001 - $50,000
	DISCFa	None
C. Wesley Boggs	DAMCF	None
Stephanie Brandaleone	DSCEF	None
Jeffrey Burger	DCAMTMBF	None
	DHYMBF	None
Thomas Casey	DCAMTMBF	None
	DIMBF	None
	DNYTEBF	None
	DAFMBF	None
William Cazalet	DAMCFb	None
Warren Chiang	DAMCF	None
Joseph M. Corrado	DSCEF	None
Amy S. Croen	DSMSCGF	None
Andrew S. Cupps	DSMSCGF	None
Dana L. Feick	DSMSCGF	None
Sean P. Fitzgibbon	DIEF	$10,001 - $50,000
Stephen A. Friscia, Jr	DSMSCVF	None
Ronald Gala	DAMCF	None
	DIMBF	None
Jane Henderson	DUSEF	None
	GSF	None
	ISF	None
Richard Hoey	DCAF	None
	DGAF	None
	DMAF	None
Lou Holtz	DSMSCGF	$1 - $10,000
Jeffrey J. Hoo	DSMSCGF	None
Julie Kutasov	DSMSCVF	None
Roy Leckie	DUSEF	None
	GSF	None
	ISF	None
Yossi Lipsker	DSMSCGF	None
James A. Lydotes	DISCFa	None
Wendell E. Mackey	DSMSCVF	None
Charlie Macquaker	DUSEF	None
	GSF	None
	ISF	None
Alvin W. Marley	DSMSCVF	None
Robert B. Mayerick	DSMSCGF	None
	DSMSCVF	$10,001 - $50,000
Daniel Marques	DMBF	None
Rick D. Moulton	DSMSCGF	None
Benjamin H. Nahum	DSMSCVF	None
Catherine C. Nicholas	DSMSCGF	None
Robert A. Nicholson	DMLPFc
Zev D. Nijensohn	DMLPFc
Rodger Nisbet	DUSEF	None
	GSF	None
	ISF	None
Michelle J. Picard	DSMSCGF	None
Roger Porter	DSMSCVFd	None
William A. Priebe	DSMSCGF	None
William Scott Priebe	DSMSCGF	None
Daniel Rabasco	DMBF	None
	DAFMBF	None
	DNYTEBF	None
Frank H. Reichel, III	DSMSCVF	None
Craig Stone	DSMSCVF	None
Keith L. Stransky	DCAF	None
	DGAF	None
	DMAF	None
	DSMSCGF	None
	DSMSCVF	Over $100,000
Mark A. Thompson	DSMSCGF	None
Christine Todd	DIMBF	None
Edward R. Walter	DSCEF	None
John B. Walthausen	DSMSCVF	None
Montie L. Weisenberger	DSMSCGF	None
a Messrs. Bogar and Lydotes became primary portfolio managers of the fund as of January 30, 2015, and on that date they did not own shares of the fund.

b Mr. Cazalet became a primary portfolio manager of the fund on December 19, 2014, and on that date he did not own shares of the fund.

c Messrs. Nicholson and Nijensohn became primary portfolio managers of the fund on April 30, 2015, and on that date they did not own shares of the fund.

d Mr. Porter became a primary portfolio manager of the fund on November 5, 2014, and on that date he did not own shares of the fund.

 MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Manager and the net fees paid by the fund were as follows:

	2013 Fiscal Year			2012 Fiscal Year			2011 Fiscal Year
Fund*	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DNJMMMF	$1,251,654	$828,338	$423,316	$1,383,401	$820,784	$562,617	$1,476,468	$668,735	$807,733
DSMSCVF	$5,132,977	-	$5,132,977	$3,299,659	-	$3,299,659	$2,639,977	$671	$2,639,306
DUSEF	$5,059,714	-	$5,059,714	$3,587,124	-	$3,587,124	$2,095,379	-	$2,095,379
GSF	$11,110,680	-	$11,110,680	$5,296,230	-	$5,296,230	$4,247,215	-	$4,247,215
ISF	$24,104,015	-	$24,104,015	$14,484,528	-	$14,484,528	$9,951,170	-	$9,951,170
DAMCF	$3,208,858	-	$3,208,858	$2,798,227	-	$2,798,227	$3,099,008	-	$3,099,008

	2014 Fiscal Year			2013 Fiscal Year			2012 Fiscal Year
Fund*	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DIEFa	$2,055,319	$554,729	$1,500,590	$1,341,544	$414,140	$927,404	$1,311,986	$479,542	$832,444
DSCEFa	$768,503	$50,103	$718,400	$862,316	$130,231	$732,085	$1,010,241	$202,729	$807,512
DGNMAF	$3,397,667	-	$3,397,667	$3,971,632	-	$3,971,632	$4,225,844	-	$4,225,844
DIMBF	$4,961,894	-	$4,961,894	$5,784,574	-	$5,784,574	$5,367,703	-	$5,367,703
DMMMF	$2,458,770	$2,298,481	$160,289	$2,326,942	$1,819,331	$507,611	$2,236,772	$2,062,115	$174,657
DNYAMTMF	$592,006	$592,006	-	$913,634	$782,264	$131,370	$1,031,417	$911,565	$119,852
DNYTEBF	$7,300,724	-	$7,300,724	$8,500,402	-	$8,500,402	$8,272,982	-	$8,272,982
DCAMTMBF	$6,328,901	-	$6,328,901	$7,394,002	-	$7,394,002	$7,120,909	-	$7,120,909
DSMSCGF	$4,005,253	-	$4,005,253	$2,404,784	-	$2,404,784	$1,285,973	$22,768	$1,263,205
DMBF	$8,871,511	-	$8,871,511	$9,970,145	-	$9,970,145	$10,136,478	-	$10,136,478
DCAFb	-	-	-	-	-	-	-	-	-
DGAFb	-	-	-	-	-	-	-	-	-
DMAFb	-	-	-	-	-	-	-	-	-
DHYMBF	$902,915	-	$902,915	$1,172,091	-	$1,172,091	$1,111,484	-	$1,111,484
DBMMMF	$431,954	$427,762	$4,192	$432,429	$393,862	$38,567	$594,242	$532,910	$61,332
DAFMBF	$4,741,297	$1,912,075	$2,829,222	$4,077,756	$1,724,360	$2,353,396	$3,156,130	$1,390,208	$1,765,922

*
Except for DIEF, the fees paid to the Manager by each fund are not subject to reduction as the value of the fund's net assets increases.  As compensation for its services to DIEF, DIEF has agreed to pay the Manager a monthly management fee, as a percentage of the fund's average daily net assets, at the following annual rate: .80% up to $50 million; .75% between $500 million and $1.0 billion; .70% between $1.0 billion $1.5 billion; .60% between $1.5 billion and $2.0 billion and .50% over $2 billion.

a
TBCAM serves as the investment adviser to each fund.  For the fiscal years ended September 30, 2012, 2013, and 2014 the administration fees paid by DIEF to Dreyfus, as administrator, were $163,998, $167,693, and $256,915, respectively.  For the fiscal years ended September 30, 2012, 2013, and 2014 the administration fees paid by DSCEF to Dreyfus, as administrator, were $126,280, $107,790, and $96,063, respectively.

b	The Manager receives no compensation for its management services to the funds. However, the Underlying Funds pay management fees to the Manager or its affiliates.

The contractual fee rates paid by the Manager to a fund's portfolio allocation manager or Sub-Adviser(s), if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets):

Fund	Portfolio Allocation Manager/ Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DISCF	TBCAM	*	N/A
DSMSCGF	EACM	0.10%	0.10%
DSMSCGF	All Sub-Advisers Combined	0.40%**	0.40%**
DSMSCVF	EACM	0.10%	0.10%
DSMSCVF	All Sub-Advisers Combined	0.40%**	0.40%**
DMLPF	TBCAM	***	N/A
DUSEF	Walter Scott	0.36%	0.36%
GSF	Walter Scott	0.41%	0.41%
ISF	Walter Scott	0.41%	0.41%

*	The aggregate annual fee payable to the Manager and TBCAM is 1.00% of the value of the fund's average daily net assets.
**
Rate shown is the combined effective fee rate for the fund's Sub-Advisers (excluding EACM) for the fund's last fiscal year.  Pursuant to an exemptive order issued by the SEC, the allocation of the fee among the fund's Sub-Advisers is not disclosed.

***	The aggregate annual fee payable to the Manager and TBCAM is [___]% of the value of the fund's average daily net assets.

For a fund's last three fiscal years, the fees payable by the Manager to the fund's portfolio allocation manager or Sub-Adviser(s), if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the portfolio allocation manager or Sub-Adviser(s) and the net fees paid were as follows:

	2014 Fiscal Year			2013 Fiscal Year			2012 Fiscal Year
Fund*	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DSMSCGF (All Sub-Advisers)+	$1,780,020	-	$1,780,020	$1,049,684	-	$1,049,684	$572,404	-	$572,404
DSMSCGF (EACM)	$445,028	-	$445,028	$267,198	-	$267,198	$143,277	-	$143,277

	2013 Fiscal Year			2012 Fiscal Year			2011 Fiscal Year
Fund*	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DSMSCVF (All Sub-Advisers)+	$2,280,919	-	$2,280,919	$1,466,766	-	$1,466,766	$1,170,836	-	$1,170,836
DSMSCVF (EACM)	$570,331	-	$570,331	$367,633	-	$367,633	$293,330	-	$293,330
DUSEF	$2,428,663	-	$2,428,663	$1,721,819	-	$1,721,819	$1,005,782	-	$1,005,782
GSF	$5,333,126	-	$5,333,126	$2,542,190	-	$2,542,190	$2,038,663	-	$2,038,663
ISF	$11,569,927	-	$11,569,927	$6,952,573	-	$6,952,573	$4,776,562	-	$4,776,562
+ Includes all fees paid by the Manager to the fund's Sub-Advisers in the aggregate (excluding EACM).

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the last three fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2013 Fiscal Year	2012 Fiscal Year	2011 Fiscal Year

DSMSCVF	Total commissions (A shares)	$827	$0	$241
	Commission amount retained	$827	$0	$241
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DUSEF	Total commissions (A shares)	$9,022	$23,146	$611
	Commission amount retained	$1,445	$4,638	$382
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

GSF	Total commissions (A shares)	$97,297	$22,407	$18,591
	Commission amount retained	$17,066	$7,896	$16,253
	Total CDSCs	$1,766	$1,769	$2,609
	CDSC amount retained	$1,766	$1,769	$2,609

ISF	Total commissions (A shares)	$90,363	$52,224	$39,225
	Commission amount retained	$15,844	$15,764	$39,225
	Total CDSCs	$5,646	$6,621	$13,803
	CDSC amount retained	$5,646	$6,621	$13,803

DAMCF	Total commissions (A shares)	$46,440	$32,998	$20,125
	Commission amount retained	$6,906	$5,154	$4,187
	Total CDSCs	$40	$0	$1,462
	CDSC amount retained	$40	$0	$1,462

Funds		2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year

DGNMAF	Total commissions (A shares)	$6,417	$25,846	$4,327
	Commission amount retained	$609	$1,711	$4,100
	Total CDSCs	$2,110	$1,803	$1,185
	CDSC amount retained	$2,110	$1,803	$1,185

DCAMTMBF	Total commissions (A shares)	$34,850	$98,028	$14,558
	Commission amount retained	$2,593	$15,187	$10,345
	Total CDSCs	$884	$62	$181
	CDSC amount retained	$884	$62	$181

DSMSCGF	Total commissions (A shares)	$16,785	$18,353	$4,708
	Commission amount retained	$2,639	$3,252	$4,708
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DAFMBF	Total commissions (A shares)	$83,227	$186,868	$81,883
	Commission amount retained	$7,033	$40,198	$41,006
	Total CDSCs	$4,490	$6,476	$867
	CDSC amount retained	$4,490	$6,476	$867

DHYMBF	Total commissions (A shares)	$22,301	$64,989	$32,014
	Commission amount retained	$1,037	$6,192	$5,991
	Total CDSCs	$937	$4,829	$11,784
	CDSC amount retained	$937	$4,829	$11,784

DIEF	Total commissions (A shares)	$99,541	$9,182	$2,348
	Commission amount retained	$15,703	$926	$644
	Total CDSCs	$759	$48	$472
	CDSC amount retained	$759	$48	$472

DSCEF	Total commissions (A shares)	$26,929	$36,165	$10,653
	Commission amount retained	$5,254	$4,858	$4,837
	Total CDSCs	$96	$48	$802
	CDSC amount retained	$96	$48	$802

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans" for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

DMBF	Shareholder Services Plan	N/A	$820,442	N/A	N/A	$820,442

DIMBF	Shareholder Services Plan	N/A	$404,593	N/A	N/A	$404,593

DAFMBF	Distribution Plan	Class C	$188,947	N/A	N/A	$188,947
	Shareholder Services Plan	Class A	$1,367,193	N/A	N/A	$1,367,193
		Class C	$62,982	N/A	N/A	$62,982
		Class Z	$94,192	N/A	N/A	$94,192

DBMMMF	Shareholder Services Plan	N/A	$40,312	N/A	N/A	$40,312

DHYMBF	Distribution Plan	Class C	$139,722	N/A	N/A	$139,722
	Service Plan	Class Z	$92,618	N/A	N/A	$92,618
	Shareholder Services Plan	Class A	$122,776	N/A	N/A	$122,776
		Class C	$46,591	N/A	N/A	$46,591

DMMMF	Shareholder Services Plan	N/A	$226,371	N/A	N/A	$226,371

DNJMMMF	Shareholder Services Plan	N/A	$99,857	N/A	N/A	$99,857

DNYAMTMF	Shareholder Services Plan	N/A	$102,149	N/A	N/A	$102,149

DNYTEBF	Shareholder Services Plan	N/A	$550,886	N/A	N/A	$550,886

DCAMTMBF	Distribution Plan	Class C	$75,146	N/A	N/A	$75,146
	Shareholder Services Plan	Class A	$238,913	N/A	N/A	$238,913
		Class C	$25,049	N/A	N/A	$25,049
		Class Z	$394,599	N/A	N/A	$394,599

DGNMAF	Distribution Plan	Class C	$60,465	N/A	N/A	$60,465
	Service Plan	Class Z	$690,743	$4,323	N/A	$695,066
	Shareholder Services Plan	Class A	$162,351	N/A	N/A	$162,351
		Class C	$20,155	N/A	N/A	$20,155

DIEF	Distribution Plan	Class C	$56,441	N/A	N/A	$56,441
	Shareholder Services Plan	Class A	$170,772	N/A	N/A	$170,772
		Class C	$18,813	N/A	N/A	$18,813

DSCEF	Distribution Plan	Class C	$80,633	N/A	N/A	$80,633
	Shareholder Services Plan	Class A	$118,581	N/A	N/A	$118,581
		Class C	$26,878	N/A	N/A	$26,878

DAMCF	Distribution Plan	Class C	$34,576	N/A	N/A	$34,576
	Shareholder Services Plan	Class A	$1,045,416	N/A	N/A	$1,045,416
		Class C	$11,525	N/A	N/A	$11,525

DCAF	Shareholder Services Plan	N/A	$84,691	N/A	$11,359	$73,332

DGAF	Shareholder Services Plan	N/A	$57,332	N/A	$16,277	$41,055

DMAF	Shareholder Services Plan	N/A	$182,213	N/A	$33,931	$148,282

DSMSCGF	Distribution Plan	Class C	$1,559	N/A	N/A	$1,559
	Shareholder Services Plan	Class A	$6,249	N/A	N/A	$6,249
		Class C	$520	N/A	N/A	$520

DSMSCVF	Distribution Plan	Class C	$1,287	N/A	N/A	$1,287
	Shareholder Services Plan	Class A	$3,009	N/A	N/A	$3,009
		Class C	$429	N/A	N/A	$426

DUSEF	Distribution Plan	Class C	$3,420	N/A	N/A	$3,420
	Shareholder Services Plan	Class A	$4,577	N/A	N/A	$4,577
		Class C	$1,140	N/A	N/A	$1,140

GSF	Distribution Plan	Class C	$143,618	N/A	N/A	$143,618
	Shareholder Services Plan	Class A	$183,542	N/A	N/A	$183,542
		Class C	$47,873	N/A	N/A	$47,873

ISF	Distribution Plan	Class C	$243,922	N/A	N/A	$243,922
	Shareholder Services Plan	Class A	$604,029	N/A	N/A	$604,029
		Class C	$81,307	N/A	N/A	$81,307

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable.  The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year (initial NAV per share for Dreyfus  International Small Cap Fund and DMLPF).  Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below.  See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

DAMCF	$49.11	5.75% of offering price (6.10% of NAV per share)	$3.00	$52.11
DAFMBF	$14.10	4.50% of offering price (4.71% of NAV per share)	$0.66	$14.76
DHYMBF	$11.63	4.50% of offering price (4.71% of NAV per share)	$0.55	$12.18
DCAMTMBF	$15.20	4.50% of offering price (4.71% of NAV per share)	$0.72	$15.92
DGNMAF	$15.18	4.50% of offering price (4.71% of NAV per share)	$0.72	$15.90
DIEF	$35.69	5.75% of offering price (6.10% of NAV per share)	$2.18	$37.87
DISCF	$12.50	5.75% of offering price (6.10% of NAV per share)	$0.76	$13.26
DSCEF	$30.77	5.75% of offering price (6.10% of NAV per share)	$1.88	$32.65
DSMSCGF	$23.55	5.75% of offering price (6.10% of NAV per share)	$1.44	$24.99
DSMSCVF	$26.25	5.75% of offering price (6.10% of NAV per share)	$1.60	$27.85
DMLPF	$12.50	5.75% of offering price (6.10% of NAV per share)	$0.76	$13.26
DUSEF	$19.67	5.75% of offering price (6.10% of NAV per share)	$1.20	$20.87
GSF	$18.02	5.75% of offering price (6.10% of NAV per share)	$1.10	$19.12
ISF	$15.57	5.75% of offering price (6.10% of NAV per share)	$0.95	$16.52

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Fitch	Moody's	S&P	DMBF	DIMBF	DAFMBF	DHYMBF	DNYTEBF	DCAMTMBF
AAA	Aaa	AAA	6.1%	6.1%	3.8%	1.5%	14.3%	4.6%
AA	Aa	AA	44.8%	52.9%	41.7%	10.3%	52.8%	43.8%
A	A	A	34.4%	32.2%	38.1%	15.2%	21.3%	35.6%
BBB	Baa	BBB	9.1%	6.8%	7.8%	24.3%	6.4%	9.4%
BB	Ba	BB	2.4%	0.9%	1.9%	15.8%	2.7%	1.5%
B	B	B	1.1%	0.4%	0.8%	10.0%	0.9%	2.9%
CCC	Caa	CCC	-	-	-	0.1%	-	-
CC	Ca	CC	-	-	-	-	-	-
D	C	D	-	-	0.1%	-	-	-
F-1/F-1+	VMIG 1/MIG 1/P-1	SP-1/A-1	1.0%(1)	0.1%(3)	1.0%	0.9%	0.3%	0.3%(8)
Not Rated	Not Rated	Not Rated	1.1%(2)	0.6%(4)	4.8%(5)	21.9%(6)	1.3%(7)	1.9%(9)
Total			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Includes tax exempt notes rated in one of the two highest rating categories by a Rating Agency.  These securities, together with Municipal Bonds rated A or better by a Rating Agency, are taken into account at the time of purchase for purposes of determining that the fund’s portfolio meets the 75% minimum quality standard.

(2)
Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.2%); A/A (0.1%); Ba/BB (0.2%) and D/D (0.6%).

(3)
Included in these categories are tax exempt notes rated within the two highest grades by a Rating Agency.  These securities, together with Municipal Bonds rated A or better by a Rating Agency, are taken into account at the time of purchase for purposes of determining that the fund's portfolio meets the 80% minimum quality standard.

(4)	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.1%); Ba/BB (0.4%) and D/D (0.1%).

(5)
Those securities which are not rated, have been determined by the Manager to be of comparable quality to securities rated in the following rating categories: Aaa/AAA (1.5%); A/A (0.1%); Baa/BBB (1.9%), Ba/BB (1.2%) and C/D (0.1%).

(6)
 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Baa/BBB (7.3%); Ba/BB (9.8); B/B (2.0%) and D/D (2.8%).

(7)	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.7%), Aa/AA (0.1%), and D/D (0.5%).

(8)
Included in these categories are tax exempt notes rated within the two highest grades by a Rating Agency.  These securities, together with Municipal Bonds rated Baa or better by a Rating Agency, are taken into account at the time of purchase for purposes of determining that the fund's portfolio meets the 80% minimum quality standard.

(9)
Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA (0.4%); A/A (0.3%); Baa/BBB (0.4%), Ba/BB (0.2%), and B/B (0.6%).

RATINGS OF MUNICIPAL OBLIGATIONS
(money market funds)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Obligations was as follows:

Fitch	Moody's	S&P	DBMMMF	DMMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	68.3%	88.0%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2	0.0%	0.0%
AAA/AA	Aaa/Aa	AAA/AA	2.3%	6.0%
Not Rated	Not Rated	Not Rated	29.4%*	6.0%*
Total			100.0%	100.0%

Fitch	Moody's	S&P	DNJMMMF	DNYAMTMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	64.3%	73.0%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2	-	4.1%
AAA/AA	Aaa/Aa	AAA/AA	2.9%	2.0%
Not Rated	Not Rated	Not Rated	32.8%*	20.9%*
Total			100.0%	100.0%

*Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the F-1/MIG 1/SP-1/rating category.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year:  (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities.  The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DMBF	N/A	N/A

DIMBF	N/A	N/A

DAFMBF	N/A	N/A

DBMMMF	N/A	N/A

DHYMBF	N/A	N/A

DMMMF	N/A	N/A

DNJMMMF	N/A	N/A

DNYAMTMF	N/A	N/A

DNYTEBF	N/A	N/A

DCAMTMBF	N/A	N/A

DGNMAF	N/A	N/A

DIEF	N/A	N/A

DSCEF	N/A	N/A

DAMCF	N/A	N/A

DCAF	N/A	N/A

DGAF	N/A	N/A

DMAF	N/A	N/A

DSMSCGF	N/A	N/A

DSMSCVF	N/A	N/A

DUSEF	N/A	N/A

GSF	HSBC Securities (USA) Inc.	$31,622,000

ISF	HSBC Securities (USA) Inc.	$59,662,000

COMMISSIONS

The approximate aggregate amounts of commissions paid by each fund for brokerage commissions for its last three fiscal years were as follows:

	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year
Fund	Commissions	Commissions	Commissions
DGNMAF	$7,032	$14,652	$28,783
DIMBF	N/A	N/A	N/A
DMMMF	N/A	N/A	N/A
DNYAMTMF	N/A	N/A	N/A
DNYTEBF	N/A	N/A	N/A
DCAMTMBF	N/A	N/A	N/A
DSMSCGF	$1,061,483	$800,718	$258,032
DAFMBF	N/A	N/A	N/A
DBMMMF	N/A	N/A	N/A
DCAF	N/A	N/A	N/A
DGAF	N/A	N/A	N/A
DHYMBF	N/A	N/A	N/A
DMAF	N/A	N/A	N/A
DMBF	N/A	N/A	N/A
DIEF	$513,584	$293,916	$220,305
DSCEF	$129,912	$191,511	$322,821

Fund	2013 Fiscal Year	2012 Fiscal Year	2011 Fiscal Year
	Commissions	Commissions	Commissions
DNJMMMF	N/A	N/A	N/A
DSMSCVF	$942,436	$722,048	$576,715
DUSEF	$172,426	$179,810	$246,338
GSF	$705,580	$197,946	$189,349
ISF	$786,591	$712,019	$669,403
DAMCF	$230,349	$306,029	$376,864

The following table provides an explanation of any material difference in the commissions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions

DMBF	N/A
DIMBF	N/A
DAFMBF	N/A
DBMMMF	N/A
DHYMBF	N/A
DMMMF	N/A
DNJMMMF	N/A
DNYAMTMF	N/A
DNYTEBF	N/A
DCAMTMBF	N/A
DGNMAF	The fund experienced a decrease in assets from 2012 to 2014.
DIEF	The fund experienced an increase in assets in 2014.
DSCEF	The fund experienced a decrease in assets and a decline in its portfolio turnover rate from 2012 to 2014.
DAMCF	N/A
DCAF	N/A
DGAF	N/A
DMAF	N/A
DSMSCGF	The fund experienced a significant increase in assets from 2012 to 2014.
DSMSCVF	The fund experienced a significant increase in assets from 2011 to 2013.
DUSEF	The fund experienced a decline in its portfolio turnover rate.
GSF	The fund experienced a significant increase in assets from 2011 to 2013.
ISF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:

Fund	Transactions	Related Commissions

DMBF	N/A	N/A
DIMBF	N/A	N/A
DAFMBF	N/A	N/A
DBMMMF	N/A	N/A
DHYMBF	N/A	N/A
DMMMF	N/A	N/A
DNJMMMF	N/A	N/A
DNYAMTMF	N/A	N/A
DNYTEBF	N/A	N/A
DCAMTMBF	N/A	N/A
DGNMAF	N/A	N/A
DIEF	$399,579,546	$442,176
DSCEF	$226,301,613	$178,613
DAMCF	$537,736,826	$185,425
DCAF	N/A	N/A
DGAF	N/A	N/A
DMAF	N/A	N/A
DSMSCGF	$530,218,321	$542,663
DSMSCVF	$406,527,000	$584,697
DUSEF	$91,451,846	$83,221
GSF	$145,759,411	$131,183
ISF	$229,904,413	$211,512

The approximate aggregate amounts of commissions paid by each fund to any Affiliated Broker for its last three fiscal years were as follows, along with the Affiliated Broker's relationship to the fund:1

	2014 Fiscal Year		2013 Fiscal Year		2012 Fiscal Year
Fund	Broker	Commissions	Broker	Commissions	Broker	Commissions
DGNMAF	N/A	N/A	N/A	N/A	N/A	N/A
DIMBF	N/A	N/A	N/A	N/A	N/A	N/A
DMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DNYAMTMF	N/A	N/A	N/A	N/A	N/A	N/A
DNYTEBF	N/A	N/A	N/A	N/A	N/A	N/A
DCAMTMBF	N/A	N/A	N/A	N/A	N/A	N/A
DSMSCGF	N/A	N/A	N/A	N/A	N/A	N/A
DAFMBF	N/A	N/A	N/A	N/A	N/A	N/A
DBMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DCAF	N/A	N/A	N/A	N/A	N/A	N/A
DGAF	N/A	N/A	N/A	N/A	N/A	N/A
DHYMBF	N/A	N/A	N/A	N/A	N/A	N/A
DMAF	N/A	N/A	N/A	N/A	N/A	N/A
DMBF	N/A	N/A	N/A	N/A	N/A	N/A

Fund	2013 Fiscal Year		2012 Fiscal Year		2011 Fiscal Year

DIEF	N/A	N/A	N/A	N/A	N/A	N/A
DSCEF	N/A	N/A	N/A	N/A	N/A	N/A
DNJMMMF	N/A	N/A	N/A	N/A	N/A	N/A
DSMSCVF	[Iridian-affiliated broker]2	$[___]	[Broker]	$[___]	[Broker]	$[___]
	[Walthausen-affiliated broker]3	$[___]	[Broker]	$[___]	[Broker]	$[___]
DUSEF	N/A	N/A	N/A	N/A	N/A	N/A
GSF	N/A	N/A	N/A	N/A	N/A	N/A
ISF	N/A	N/A	N/A	N/A	N/A	N/A
DAMCF	N/A	N/A	N/A	N/A	N/A	N/A

1	In addition, unaffiliated brokers cleared transactions through clearing brokers affiliated with BNY Mellon. The funds paid no fees directly to affiliated clearing brokers.
2	The broker is an affiliate of Iridian, one of the fund's Sub-Advisers.
3	The broker is an affiliate of Walthausen, one of the fund's Sub-Advisers.

The following is the percentage of each fund’s aggregate commissions paid to each Affiliated Broker and the percentage of the fund’s aggregate dollar amount of transactions involving the payment of commissions effected through such Affiliated Broker during the most recent fiscal year:

Fund	Affiliated Broker	Percentage of Aggregate Brokerage Commissions Paid to Affiliated Broker[FN1]	Percentage of Aggregate Dollar Amount of Transactions Involving Payment of Commissions Effected Through Affiliated Broker[FN1]

DMBF	N/A	N/A	N/A

DIMBF	N/A	N/A	N/A

DAFMBF	N/A	N/A	N/A

DBMMMF	N/A	N/A	N/A

DHYMBF	N/A	N/A	N/A

DMMMF	N/A	N/A	N/A

DNJMMMF	N/A	N/A	N/A

DNYAMTMF	N/A	N/A	N/A

DNYTEBF	N/A	N/A	N/A

DCAMTMBF	N/A	N/A	N/A

DGNMAF	N/A	N/A	N/A

DIEF	N/A	N/A	N/A

DSCEF	N/A	N/A	N/A

DAMCF	N/A	N/A	N/A

DCAF	N/A	N/A	N/A

DGAF	N/A	N/A	N/A

DMAF	N/A	N/A	N/A

DSMSCGF	N/A	N/A	N/A

DSMSCVF	[Broker]	[___]%	[___]%
	[Broker]	[___]%	[___]%

DUSEF	N/A	N/A	N/A

GSF	N/A	N/A	N/A

ISF	N/A	N/A	N/A

[[FN1] _______________ MATERIAL DIFFERENCE]

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus.  The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DMBF	N/A
DIMBF	N/A
DAFMBF	N/A
DHYMBF	N/A
DNYTEBF	N/A
DCAMTMBF	N/A
DGNMAF	The fund experienced variation in portfolio turnover rates over the period as a result of volatile market conditions.
DIEF	N/A
DSCEF	N/A
DAMCF	N/A
DCAF	N/A
DGAF	N/A
DMAF	N/A
DSMSCGF	N/A
DSMSCVF	N/A
DUSEF	N/A
GSF	N/A
ISF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities.  A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund.  All information for a fund is as of the date indicated for the first listed class.

Date	Fund	Class	Name & Address	Percent Owned

December 9, 2014	DMBF	N/A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.1566%

September 15, 2014	DIMBF	N/A	Charles Schwab & Co., Inc. Attn.: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	5.2342%

September 15, 2014	DMMMF	N/A	Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	26.4420%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	19.0500%

			Robert W. Baird & Co. P.O. Box 672 Milwaukee, WI 53201-0672	9.3061%

			The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	7.1183%

			Stifel, Nicolaus & Co. Incorporated One Financial Plaza 501 North Broadway Saint Louis, MO 63102-2188	5.9072%

December 9, 2014	DAFMBF	Class A	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	9.6327%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.1206%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.0315%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	5.9520%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	5.1411%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.0823%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	26.0285%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	16.7016%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	12.0925%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	10.8468%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	9.2297%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.9958%

		Class I	J.P. Morgan Clearing Corporation 3 Chase Metrotech Center Brooklyn, NY 11245-0001	35.5502%

			Charles Schwab & Company Inc. Attn: Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4151	17.1038%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	16.2114%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	9.4961%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	8.6272%

			Morgan Stanley & Company Inc. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.8328%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 197114	100.0000%

		Class Z	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.2873%

			National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	5.6253%

December 9, 2014	DHYMBF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	26.5166%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	16.3508%

			The Bank of New York Mellon Rodney P. Swantko 9250 Columbia Avenue, Suite D1 Munster, IN 46321-3530	10.0184%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.2162%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6.5104%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	6.1958%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	42.9901%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	17.4088%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	15.2601%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310	6.8825%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6.7852%

		Class I	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246	37.2519%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	23.0178%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	17.5402%

			Raymond James Financial Inc. Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716-1102	11.9546%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310	6.6295%

		Class Y	SEI Private Trust Mutual Fund Administration 1 Freedom Valley Drive Oaks, PA 19456-9989	99.9302%

		Class Z	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	16.6819%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.8371%

December 9, 2014	DBMMMF	N/A	Robert P. Garritano Steamboat Springs, CO	15.7897%

			Janet E. Stein Stamford, CT	13.3337%

			Thomas A. Garritano Chicago, IL	11.5194%

March 13, 2014	DNJMMMF	N/A	Stifel, Nicolaus & Co., Inc. 500 North Broadway St. Louis MO, 63102-2131	23.5430%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	20.9742%

			Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	10.9265%

			Bost & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	5.8233%

September 15, 2014	DNYAMTMF	N/A	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	32.3829%

September 15, 2014	DNYTEBF	N/A	Charles Schwab & Company Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.0856%

September 15, 2014	DCAMTMBF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	18.7907%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.1819%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.2242%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.1704%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	37.8980%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	31.4445%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	7.4755%

			J.P. Morgan Clearing Corporation 3 Chase Metrotech Center Brooklyn, NY 11245-0001	7.3150%

		Class I	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	38.3542%

			First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	30.9754%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310	11.6090%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	10.6462

		Class Y	SEI Private Trust Mutual Fund Administration 1 Freedom Valley Drive Oaks, PA 19456-9989	99.9723%

		Class Z	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	8.1371%

August 15, 2014	DGNMAF	Class A	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	10.3247%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	10.1289%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.9272%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	19.0390%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	13.8223%

			National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	13.5406%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.7105%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	10.6086%

			Morgan Stanley & Company Harborside Financial Center Plaza, 3rd Floor Jersey City, NJ 07311	6.9206%

		Class Z	None	N/A

January 15, 2015	DIEF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	20.9896%

			TD Ameritrade Clearing Inc. 1005 North Ameritrade Place Bellevue, NE 68005-4245	10.0267%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	9.3648%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.8333%

			National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	5.3033%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	35.2598%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	16.9489%

			Morgan Stanley & Company Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	15.9550%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MO 55474-0020	7.4783%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.9624%

		Class I	Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Avenue, 7th Floor New York, NY 10166-0090	82.7366%

January 15, 2015	DSCEF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	17.7466%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.0459%

			Charles Schwab & Company Inc. 101 Montgomery Street San Francisco, CA 94104-4151	8.0582%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	7.8903%

			National Financial Services 499 Washington Boulevard Jersey City, NJ 07310-0000	7.5128%

		Class C	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	21.8845%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	14.2405%

			National Financial Services 499 Washington Boulevard Jersey City, NJ 07310-0000	11.8048%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.7701%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.8908%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.9250%

			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245-0001	6.7835%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.9166%

			National Financial Services 499 Washington Boulevard Jersey City, NJ 07310-0000	8.9432%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.3590%

		Class I	Wells Fargo Bank P.O. Box 560067 Charlotte, NC 28256-0067	36.6843%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	14.9124%

April 4, 2014	DAMCF	Class A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.2593%

		Class C	Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	21.5217%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	13.1330%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	12.3064%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.4489%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	7.8221%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	7.4450%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	6.5066%

		Class I	Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	19.6941%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	17.9537%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17.4364%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	14.8958%

			Lincoln Retirement Services Co. P.O. Box 7876 Fort Wayne, IN 46801-7876	7.3649%

December 9, 2014	DCAF	N/A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	31.6625%

December 9, 2014	DGAF	N/A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	29.8069%

December 9, 2014	DMAF	N/A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	40.0344%

September 15, 2014	DSMSCGF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	39.2008%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	21.9215%

			J.P. Morgan Clearing Corporation PO Box 2052 Jersey City, NJ 07303-2052	6.7564%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.1503%

		Class C	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	37.6858%

			Raymond James Financial Inc. Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716-1102	33.2365%

			RBC Capital Markets LLC Attn: Mutual Fund Ops. Manager 510 Marquette Avenue South Minneapolis, MN 55402-1110	23.3650%

		Class I	Charles Schwab & Co., Inc. Attn.: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	56.9576%

			National Financial Services LLC Attn.: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	6.6567%

			The Bank of New York Mellon PO Box 3198 Pittsburgh, PA 15230-3198	6.0165%

		Class Y	SEI Private Trust Company Attn. Mutual Funds Department 1 Freedom Valley Drive Oaks, PA 19456	97.4876%

March 13, 2014	DSMSCVF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	24.2874%

			Steven Weiss Fort Lee, NJ	12.4398%

			J.P. Morgan Clearing Corporation 3 Chase Metrotech Center Brooklyn, NY 11245-0001	11.4554%

			Keith Stransky Norwalk, CT	9.6891%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	8.8665%

		Class C	National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	74.1746%

			J.P. Morgan Clearing Corporation 3 Chase Metrotech Center Brooklyn, NY 11245-0001	13.8006%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	10.9549%

		Class I	SEI Private Trust Company Attn.: Mutual Funds Department One Freedom Valley Drive Oaks, PA 19456-9989	96.0019%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.0000%

March 13, 2014	DUSEF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	16.7976%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.3153%

			Cathleen Ryan New York, NY	12.3484%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	11.1758%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	10.1647%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	5.3749%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	52.7382%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	20.4483%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.1112%

			Eric Kruman Pittsburg, PA 15201-1521	5.1957%

		Class I	SEI Private Trust Company Attn: Mutual Funds Department One Freedom Valley Drive Oaks, PA 19456-9989	92.2292%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.0000%

March 13, 2014	GSF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	31.9202%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	20.9166%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.2002%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	25.3934%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	16.1491%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	15.7955%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	12.9459%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	10.7092%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	5.6682%

			Raymond James Financial Inc. 880 Carillon Parkway Saint Petersburg, FL 33716-1102	5.5912%

		Class I	Wells Fargo Bank of Minnesota NA P.O. Box 560067 Charlotte, NC 28256-0067	28.9311%

			SEI Private Trust Company Attn: Mutual Funds Department One Freedom Valley Drive Oaks, PA 19456	25.1567%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	8.9712%

			Charles Schwab & Company Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.0120%

		Class Y	Metropolitan Transportation Authority (MTA) Retiree Welfare Benefits Plan 314 Madison Avenue, 3rd Floor New York, New York 10017-3705	58.9081%

			Wells Fargo Bank NA FBO PHIBRO NEPC P.O. Box 1533 Minneapolis, MN 55480	34.8121%

			Capinco C/O US Bank Mutual Funds Department P.O. Box 1787 Milwaukee, WI 53201-1787	6.2768%

March 13, 2014	ISF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	40.4631%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	23.8230%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	7.0811%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2502	6.3002%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	5.8595%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	29.8858%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	28.6910%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	8.7843%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	8.2195%

			Raymond James Financial Inc. 880 Carillon Parkway Saint Petersburg, FL 33716-1102	7.1326%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	7.1187%

		Class I	SEI Private Trust Company Attn: Mutual Funds Department One Freedom Valley Drive Oaks, PA 19456-9989	31.7402%

			Edwards D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131-3710	14.3699%

			National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	14.1142%

			Charles Schwab & Company Inc. 101 Montgomery Street San Francisco, CA 94104-4151	6.9671%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.0000%

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders").  Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by the Manager or its affiliates.  Large Shareholders may redeem all or a portion of their shares of a fund at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Manager).  Redemptions by Large Shareholders of their shares of a fund may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests.  These sales may adversely affect a fund's NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investment Minimums

The minimum initial investment in Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.

The minimum initial investment for each fund, except Dreyfus BASIC Municipal Money Market Fund, is $1,000 for full-time or part-time employees of Dreyfus or any of its affiliates, directors of Dreyfus, board members of a fund advised by Dreyfus, or the spouse or minor child of any of the foregoing.

The minimum initial investment for each fund, except Dreyfus Active MidCap Fund, Dreyfus AMT-Free Municipal Bond Fund and Dreyfus BASIC Municipal Money Market Fund, is $50 for full-time or part-time employees of Dreyfus or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

Shares of each fund, except Dreyfus BASIC Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund, are offered without regard to the minimum initial or subsequent investment requirement to investors purchasing fund shares through wrap fee accounts or other fee based programs.

Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus International Small Cap Fund, Dreyfus Moderate Allocation Fund, DMLPF, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus Small Cap Equity Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  The fund reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Information Regarding the Offering of Share Classes

The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as follows:

On March 13, 2012, outstanding Class B shares of Dreyfus Active MidCap Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund converted to Class A shares.

Dreyfus Active MidCap Fund, Dreyfus International Equity Fund, Dreyfus Small Cap Equity Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund each offered Class T shares prior to February 4, 2009.

Holders of Class I shares of Dreyfus Active MidCap Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the fund for their existing account whether or not they would otherwise be eligible to do so.

Class I shares of Dreyfus International Equity Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund are offered to certain funds in The Dreyfus Family of Funds.  Class I shares of Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund and Global Stock Fund also are offered to series of BNY Mellon Funds Trust.

Class Z shares of Dreyfus California AMT-Free Municipal Bond Fund are offered to shareholders of the fund who received Class Z shares of the fund in exchange for their shares of General California Municipal Bond Fund, Dreyfus California Municipal Income or Dreyfus California Intermediate Municipal Bond Fund as a result of the reorganization of such funds (each a "Reorganized Fund").

Certain broker-dealers and other financial institutions maintaining accounts with Dreyfus AMT-Free Municipal Bond Fund on March 30, 2003, or maintaining accounts with Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund or Dreyfus High Yield Municipal Bond Fund on the date such fund's shares were classified as Class Z shares (or with a Reorganized Fund at the time of the reorganization of such fund) may open new accounts in Class Z of the respective fund on behalf of "wrap accounts" or similar programs and, with respect to Dreyfus California AMT-Free Municipal Bond Fund and Dreyfus GNMA Fund only, may open new accounts in Class Z of the fund on behalf of qualified retirement plans.

Class Z shares of Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund and Dreyfus GNMA Fund are offered to certain funds in The Dreyfus Family of Funds.

Class A

General information about the public offering price of Class A shares of the Multi-Class Funds can be found in Part III of this SAI under "Additional Information About How to Buy Shares—Class A."

For shareholders of Dreyfus Active MidCap Fund who beneficially owned shares of the fund on November 25, 2003, the public offering price for Class A shares of the fund is the net asset value per share of that class.  In addition, shareholders of Dreyfus Aggressive Growth Fund or Dreyfus Premier Aggressive Growth Fund who received Class A shares of Dreyfus Active MidCap Fund as a result of the merger of each such fund into Dreyfus Active MidCap Fund on March 28, 2003 may not have to pay a sales load or may qualify for a reduced sales load to purchase additional Class A shares of Dreyfus Active MidCap Fund.  Specifically, for such shareholders of Dreyfus Aggressive Growth Fund, the public offering price for Class A shares of Dreyfus Active MidCap Fund is the net asset value per share of Class A for as long as the shareholder's account is open.  For such shareholders of Dreyfus Premier Aggressive Growth Fund who beneficially owned shares of such fund on December 31, 1995, the public offering price for Class A shares of Dreyfus Active MidCap Fund for as long as the shareholder's account is open is the net asset value per share of Class A plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $100,000	3.00	3.09	2.75
$100,000 to less than $250,000	2.75	2.83	2.50
$250,000 to less than $500,000	2.25	2.30	2.00
$500,000 to less than $1,000,000	2.00	2.04	1.75
$1,000,000 or more	-0-	-0-	-0-
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of Multi-Class Funds, including Dreyfus Active MidCap Fund, purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

Class A shares of Dreyfus Active MidCap Fund may be purchased at net asset value without a sales load by account holders under the "ACS/Mellon HSA Solution," an integrated health savings account.  Health Savings Accounts are flexible accounts that provide employers and/or employees covered under qualified high deductible health plans the ability to make contributions to special savings accounts generally without federal or state consequences.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services*
Dreyfus Conservative Allocation Fund Dreyfus Growth Allocation Fund Dreyfus Moderate Allocation Fund	Dreyfus TeleTransfer Privilege Wire Redemption Privilege
Dreyfus BASIC Municipal Money Market Fund
Dreyfus Intermediate Municipal Bond Fund
Dreyfus Municipal Bond Fund
Dreyfus Municipal Money Market Fund
Dreyfus New Jersey Municipal Money Market Fund
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Tax Exempt Bond Fund
Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege
Dreyfus High Yield Municipal Bond Fund	Checkwriting Privilege (Class Z shares only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus AMT-Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund Dreyfus GNMA Fund	Checkwriting Privilege (Class A and Z shares only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus Active MidCap Fund
Dreyfus International Equity Fund
Dreyfus International Small Cap Fund
DMLPF
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
International Stock Fund
Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
__________________
*	Institutional Direct accounts are not eligible for online services.

Transaction Fees

Dreyfus BASIC Municipal Money Market Fund.  Because charges may apply to redemptions and exchanges of fund shares in accounts with balances of less than $50,000 at the time of the transaction, the fund may not be an appropriate investment for an investor who does not maintain a $50,000 balance and intends to engage frequently in such transactions.  If your account balance is less than $50,000 on the business day immediately preceding the effective date of such transaction, you will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out.  The fee will be deducted from your redemption proceeds and paid to the Transfer Agent.  The account closeout fee does not apply to exchanges out of the fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee applies if your account balance is less than $50,000.  Additionally, if your account balance is less than $50,000, you will be charged a $2.00 fee for each redemption check drawn on the account.

Checkwriting Privilege

Dreyfus BASIC Municipal Money Market Fund.  When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check and the $2.00 charge described above in "Transaction Fees" and in the fund's prospectus, if applicable.

Wire Redemption Privilege

Dreyfus BASIC Municipal Money Market Fund. The redemption proceeds minimum is $5,000 per day.

 SHAREHOLDER SERVICES

The following shareholder services apply to the funds.  See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services*
Dreyfus Active MidCap Fund
Dreyfus International Equity Fund
Dreyfus International Small Cap Fund
DMLPF
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
International Stock Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Conservative Allocation Fund Dreyfus Moderate Allocation Fund Dreyfus Growth Allocation Fund
Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Intermediate Municipal Bond Fund
Dreyfus Municipal Bond Fund
Dreyfus Municipal Money Market Fund
Dreyfus New Jersey Municipal Money Market Fund
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Tax Exempt Bond Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan

Dreyfus AMT-Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund Dreyfus GNMA Fund Dreyfus High Yield Municipal Bond Fund
Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent

Dreyfus BASIC Municipal Money Market Fund	Fund Exchanges Dreyfus Dividend Options (Dreyfus Dividend Sweep only)
__________________
*	Class Y shares (offered by certain funds) only have the Fund Exchanges shareholder service, as described below. Institutional Direct accounts are not eligible for online services.

Fund Exchanges

BASIC Funds.  You may purchase up to four times per calendar year, in exchange for shares of a fund, shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.  You will be charged a $5.00 fee for each exchange made out of a fund, which will be deducted from your account and paid to the Transfer Agent; however, the fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

 DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

The following Plans apply to the funds.  See "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Active MidCap Fund
Dreyfus AMT-Free Municipal Bond Fund
Dreyfus California AMT-Free Municipal Bond Fund
Dreyfus GNMA Fund
Dreyfus High Yield Municipal Bond Fund
Dreyfus International Equity Fund
Dreyfus International Small Cap Fund
DMLPF
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
International Stock Fund
	Class C	Distribution Plan (12b-1)
The fund pays the Distributor 0.75% for distributing these shares.  The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Dreyfus Active MidCap Fund
Dreyfus AMT-Free Municipal Bond Fund
Dreyfus California AMT-Free Municipal Bond Fund
Dreyfus GNMA Fund
Dreyfus High Yield Municipal Bond Fund
Dreyfus International Equity Fund
Dreyfus International Small Cap Fund
DMLPF
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
International Stock Fund
	Class A Class C	Shareholder Services Plan (servicing)
The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes.  Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.  Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus Conservative Allocation Fund Dreyfus Growth Allocation Fund Dreyfus Moderate Allocation Fund	N/A
Dreyfus AMT Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund	Class Z	Shareholder Services Plan (servicing)
The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing certain services.  These services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

Dreyfus BASIC Municipal Money Market Fund
Dreyfus Intermediate Municipal Bond Fund
Dreyfus Municipal Bond Fund
Dreyfus Municipal Money Market Fund
Dreyfus New Jersey Municipal Money Market Fund
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Tax Exempt Bond Fund
N/A
Dreyfus High Yield Municipal Bond Fund	Class Z	Service Plan (12b-1)
The fund reimburses the Distributor an amount not to exceed 0.25% for expenses incurred in distributing these shares, servicing shareholder accounts and advertising and marketing.  The Distributor may pay one or more Service Agents in respect of these services and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Dreyfus GNMA Fund	Class Z	Service Plan (12b-1)
The fund reimburses the Distributor an amount not to exceed 0.20% for distributing these shares, servicing shareholder accounts and advertising and marketing.  The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record and determine the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.  Pursuant to the Plan, Class Z shares bear (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005%.

______________
*	As applicable to the funds listed (not all funds have all classes shown).
**	The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.
***	Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

CERTAIN INFORMATION ABOUT UNDERLYING FUNDS
(Funds of Funds only)

The Funds of Funds each invests all or substantially all of its investable assets in Underlying Funds, which are briefly described below.  Risks of certain investments referred to below are described in Part III of this SAI under "Investments, Investment Techniques and Risks—All Funds Other Than Money Market Funds," and information about Sub-Advisers also is provided in Part III of this SAI.  Additional information about each Underlying Fund is available in the Underlying Fund's prospectus and SAI.  To obtain a copy of an Underlying Fund's prospectus and/or SAI, please call your financial adviser, or write to the Underlying Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).

Unless otherwise stated, Dreyfus is each Underlying Fund's investment adviser, and certain Underlying Funds also have one or more Sub-Advisers as stated below.  Except for Dreyfus Emerging Markets Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Global Absolute Return Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Fixed Income Fund and Dreyfus Select Managers Small Cap Value Fund, each Underlying Fund is a diversified fund.  Additionally, except for Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus International Bond Fund, Dreyfus International Equity Fund, Dreyfus/Newton International Equity Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund and Dreyfus U.S. Equity Fund, each Underlying Fund's investment objective is a Fundamental Policy as defined below under "Investment Restrictions."

Equity Investments

U.S. Large Cap

Dreyfus Appreciation Fund.  The fund seeks long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal.

To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks.  The fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.  These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.  Multinational companies may be subject to certain of the risks involved in investing in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the U.S.).  In choosing stocks, the fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer.  Using fundamental analysis, the fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries.  The fund also may invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

The fund employs a "buy-and-hold" investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.

Sarofim & Co. serves as the fund's Sub-Adviser.

Dreyfus Disciplined Stock Fund.  The fund seeks capital appreciation.

To pursue its goal, the fund normally invests at least 80% of net assets, plus any borrowings for investment purposes, in stocks.  The fund focuses on stocks of large-cap companies with market capitalizations of $5 billion or more at the time of purchase.  The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor's 500® Composite Stock Price Index.

In selecting securities, the fund's portfolio managers use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•	Value, or how a stock is priced relative to its perceived intrinsic worth

•	Growth, in this case the sustainability or growth or earnings

•	Financial profile, which measures the financial health of the company

The model screens each stock for relative attractiveness within its economic sector and industry and, based on fundamental analysis, the fund's portfolio managers generally select the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

Dreyfus Research Growth Fund.  The fund seeks long-term capital growth consistent with the preservation of capital.  Current income is a secondary goal.

To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks.  The fund may invest up to 25% of its assets in foreign securities.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise.  As the fund's portfolio managers, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund.  The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  The analysts, under the direction of the director of the core research team, determine the fund's allocations among market sectors.  The fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index, the fund's benchmark.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Dreyfus Strategic Value Fund.  The fund seeks capital appreciation.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The fund may invest up to 30% of its assets in foreign securities.  The fund's portfolio managers identify potential investments through extensive quantitative and fundamental research.  The fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Dreyfus U.S. Equity Fund.  The fund seeks long-term total return.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located in the United States.  The fund may invest in the securities of companies of any market capitalization.  The fund's Sub-Adviser, Walter Scott, seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.  Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research.  The investment process begins with the screening of reported company financials.  Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis.  The fund's investment team collectively reviews and selects those stocks that meet Walter Scott's criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity.  Market capitalization and sector allocations are results of, not part of, the investment process, because the investment team's sole focus is on the analysis of and investment in individual companies.

Dreyfus BASIC S&P 500 Stock Index Fund.  The fund seeks to match the total return of the Standard & Poor's 500® Composite Stock Price Index (S&P 500®).

To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the S&P 500®.  To replicate index performance, the fund's portfolio managers use a passive management approach and purchase all or a representative sample of securities comprising the S&P 500®.  The fund may also use stock index futures as a substitute for the sale or purchase of securities.  Because the fund has expenses, performance will tend to be slightly lower than that of the S&P 500®.  The fund attempts to have a correlation between its performance and that of the S&P 500® of at least .95, before expenses.  A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.  The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general.  Each company's stock is weighted by the number of available float shares (i.e., those shares available to investors) divided by the total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones.  Companies included in the S&P 500® generally must have market capitalizations in excess of $4 billion, to the extent consistent with market conditions.

"Standard & Poor's®,""S&P®,""Standard & Poor's 500™" and "S&P500®" are trademarks of Standard and Poor's Financial Services, LLC ("Standard & Poor's") and have been licensed for use by the fund.  The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the fund.

U.S. Mid-/Small-Cap

Dreyfus Select Managers Small Cap Value Fund.  The fund seeks capital appreciation.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies.  The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Value Index, the fund's benchmark index.  The fund may invest up to 15% of its assets in foreign securities.

The fund uses a "multi-manager" approach by selecting one or more Sub-Advisers to manage the fund's assets.  The fund may hire, terminate or replace Sub-Advisers and modify materials terms and conditions of subadvisory arrangements without shareholder approval.  The fund's assets are currently allocated among six Sub-Advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Iridian, Kayne, Lombardia, Neuberger Berman, TS&W and Walthausen serve as the fund's Sub-Advisers.  EACM serves as the fund's portfolio allocation manager, responsible for evaluating and recommending Sub-Advisers for the fund.

Dreyfus Opportunistic Midcap Value Fund.  The fund seeks to surpass the performance of the Russell Midcap® Value Index.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in mid-cap stocks with market capitalizations between $1 billion and $25 billion at the time of purchase.  Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $25 billion at any given time.  The fund's portfolio managers identify potential investments through extensive quantitative and fundamental research.  The fund focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: relative value, business health, and business momentum.

In constructing the fund's portfolio, the fund's portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers.  Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with its economic balance sheet.  The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace.  To do this, the portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst and competitive advantages as some of the factors in the valuation assessment.  Additionally, a company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation for the company.

Dreyfus Structured MidCap Fund.  The fund seeks long-term capital growth.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the S&P® Midcap 400 Index or the Russell Midcap® Index.

The fund's portfolio managers select stocks through a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process.  This process is driven by a proprietary quantitative model that measures a diverse set of characteristics of stocks to identify and rank stocks based on relative value, momentum/sentiment, and earnings quality measures.

Next, the fund's portfolio managers construct the portfolio through a risk controlled process, focusing on stock selection as opposed to making proactive decisions as to industry and sector exposure.  The fund seeks to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P® Midcap 400 Index.  Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Dreyfus/The Boston Company Small/Mid Cap Growth Fund.  The fund seeks long-term growth of capital.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies.  The fund currently considers small-cap and mid-cap companies to be those with total market capitalizations that are equal to or less than the total market capitalization of the largest company included in the Russell 2500® Growth Index, the fund's benchmark index.  As of December 31, 2013, the market capitalization of the largest company in the index was approximately $10.41 billion.  The portfolio managers employ a growth-oriented investment style in managing the fund's portfolio, which means the portfolio managers seek to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth.  The portfolio managers focus on high quality companies, especially those with products or services that are believed to be leaders in their market niches.  The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best and select stocks by:

•
Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth; and

•
Investing in a company when the portfolio managers' research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

The fund does not have any limitations regarding portfolio turnover.  The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%.  A portfolio turnover of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year.

Dreyfus Smallcap Stock Index Fund.  The fund seeks to match the performance of the Standard & Poor's® SmallCap 600 Index.

To pursue its goal, the fund invests in a representative sample of stocks included in the S&P® SmallCap 600 Index and in futures whose performance is tied to the index.  The fund expects to invest in approximately 500 or more of the stocks in the index.  However, at times, the fund may be fully invested in all the stocks that comprise the index. Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.

The S&P® SmallCap 600 Index is an unmanaged index composed of 600 domestic stocks.  Companies included in the S&P® SmallCap 600 Index generally have market capitalizations ranging between approximately $300 million and $1.4 billion, to the extent consistent with market conditions.

"Standard & Poor's®," "S&P®," and "Standard & Poor's® SmallCap 600 Index" are trademarks of Standard & Poor's Financial Services LLC, and have been licensed for use by the fund.  The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

Dreyfus Midcap Index Fund.  The fund seeks to match the performance of the Standard & Poor's® MidCap 400 Index.

To pursue its goal, the fund generally is fully invested in stocks included in the S&P® MidCap 400 Index and in futures whose performance is tied to the index.  The fund generally invests in all 400 stocks in the S&P MidCap 400 Index in proportion to their weighting in the index.

The S&P® MidCap 400 Index is an unmanaged index of 400 common stocks of medium-size companies.  Companies included in the S&P® MidCap 400 Index generally have market capitalizations ranging between approximately $1 billion and $4.4 billion, to the extent consistent with market conditions.

"Standard & Poor's®," "S&P®," and "Standard & Poor's® MidCap 400 Index" are trademarks of Standard & Poor's Financial Services LLC, and have been licensed for use by the fund.  The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

International

Dreyfus/Newton International Equity Fund.  The fund seeks long-term growth of capital.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities.  At least 75% of the fund's net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.  The fund may invest up to 25% of its net assets in stock of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% in emerging market countries.

The core of the investment philosophy of Newton, an affiliate of Dreyfus and the fund's Sub-Adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context.  Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton's global analysts research investment opportunities by global sector rather than by region.  The process begins by identifying a core list of investment themes that Newton believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others.  Newton then identifies specific companies using these investment themes to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved.

Sell decisions for individual stocks will typically be a result of one or more of the following:

•	A change in investment theme or strategy

•	Profit-taking

•	A significant change in the prospects of a company

•	Price movement and market activity have created an extreme valuation

•	The valuation of a company has become expensive against its peers

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset or currency, to increase returns, to manage currency risk, or as part of a hedging strategy.

Dreyfus International Equity Fund.  The fund seeks long-term growth of capital.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and Canada.  The fund may invest up to 20% of its assets in securities of issuers located in emerging market countries.  The portfolio managers employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks.  The portfolio managers use country and the sector allocations of the MSCI EAFE® Index as a guide, but allocations may differ from those of the MSCI EAFE® Index.  The fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE® Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund's investment adviser is TBCAM.  The fund's administrator is Dreyfus.

Dreyfus International Value Fund.  The fund seeks long-term capital growth.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The fund ordinarily invests most of its assets in securities of foreign companies that Dreyfus considers to be value companies.  In selecting stocks, the fund's portfolio managers identify potential investments through extensive quantitative and fundamental research.  Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors:  value, business health and business momentum.

International Stock Fund.  The fund seeks long-term total return.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The fund normally invests primarily in foreign companies located in the developed markets. Examples of "developed markets" are Canada, Japan, Australia, Hong Kong and Western Europe.  The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country.  The fund may invest in the securities of companies of any market capitalization.  The fund's Sub-Adviser, Walter Scott, seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.  Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research.  The investment process begins with the screening of reported company financials.  Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis.  The fund's Investment Team collectively reviews and selects those stocks that meet Walter Scott's criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity.  Geographic and sector allocations are results of, not part of, the investment process, because the Investment Team's sole focus is on the analysis of and investment in individual companies.

Dreyfus International Stock Index Fund.  The fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (free) Index (MSCI EAFE®).

To pursue its goal, the fund generally is fully invested in the stocks included in the MSCI EAFE® Index and in futures whose performance is tied to certain countries included in the index.  The fund generally invests in all stocks included in the index.  The fund's investments are selected to match the benchmark composition along individual name, country, and industry weighting, and other benchmark characteristics.  Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.

The MSCI EAFE® Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

Emerging Markets

Dreyfus Emerging Markets Fund.  The fund seeks long-term capital growth.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies organized, or with a majority of assets or business, in emerging market countries.  In selecting stocks, the portfolio managers identify potential investments through extensive quantitative and fundamental research using a value-oriented, research-driven approach.  Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on value, business health and business momentum.  The fund considers emerging market countries to be generally all countries represented by the Morgan Stanley Capital International Emerging Markets Index.

Dreyfus Global Emerging Markets Fund.  The fund seeks long-term capital appreciation.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index (MSCI® EM Index), the fund's benchmark index.  The MSCI® EM Index is a free float-adjusted, market-capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America and the Middle East.  The fund also may invest in companies organized or with their principal place of business, or majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets.  The fund may invest in equity securities of companies with any market capitalization.

Newton serves as the fund's Sub-Adviser.

Global

Dreyfus Global Absolute Return Fund.  The fund seeks total return.

To pursue its goal, the fund uses a variety of investment strategies, sometimes referred to as absolute return strategies, to produce returns with low correlation with, and less volatility than, major markets over a complete market cycle, typically a period of several years.  The fund normally invests in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities.  The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers.  The fund may invest up to 30% of its net assets in emerging market issuers.  The fund will seek to achieve investment exposure to global equity, bond and currency markets primarily through long and short positions in futures, options, forward contracts, swap agreements or ETFs, and normally will use economic leverage as part of its investment strategy.  The fund also will invest in fixed-income securities, such as bonds, notes (including structured notes), and money market instruments, to provide exposure to bond markets and for liquidity and income, as well as hold cash.  The fund may invest in bonds and other fixed-income securities of any maturity or duration, and invests principally in bonds and other fixed-income securities rated investment grade.  The fund is not limited in its ability to invest in a specific asset class, such as equity or fixed-income, or to use derivative instruments.  The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization.  The fund's portfolio managers seek to deliver value added excess returns ("alpha") by applying a systematic investment process that seeks to exploit relative misvaluation opportunities across and within equity, bond and currency markets.

Mellon Capital serves as the fund's Sub-Adviser.

Dreyfus Global Real Estate Securities Fund.  The fund seeks to maximize total return consisting of capital appreciation and current income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in publicly-traded equity securities of companies principally engaged in the real estate sector.  The fund normally invests in a global portfolio of equity securities of real estate companies, including REITs and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States).  Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies.  In selecting investments for the fund's portfolio, CenterSquare, the fund's Sub-Adviser, uses a proprietary approach to quantify investment opportunity from both a real estate and stock perspective.  Generally, CenterSquare combines top-down real estate research and its relative value model securities valuation process.  In conducting its bottom-up research, CenterSquare engages in an active analysis process that includes regular and direct contact with the companies in the fund's investable universe.  These research efforts are supported with extensive sell side and independent research.  Through the use of the proprietary relative value model, CenterSquare seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management-related uncertainties, such as the impact on value of leverage, growth rate, market capitalization and property type.

Fixed-Income Investments

U.S. Fixed Income

Dreyfus Intermediate Term Income Fund.  The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus.  These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including CMOs), and foreign bonds.  Typically, the fund's portfolio can be expected to have an average effective maturity ranging between five and ten years and an average effective duration ranging between three and eight years.  For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) to as low as Caa/CCC or the unrated equivalent as determined by Dreyfus.  The fund will focus on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers (i.e., securities issued by companies organized under the laws of countries other than the U.S. or securities issued by foreign governments), including those of issuers in emerging markets.

Dreyfus Short Duration Bond Fund.  The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics).  The fund's bond investments may include, but are not limited to, the following:  bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities, government and private mortgage-related securities, corporate bonds, municipal bonds, bonds of foreign governments and companies (limited to up to 30% of the fund's assets in the aggregate, up to 5% in non-U.S. dollar-denominated bonds and up to 5% in emerging market bonds), asset-backed securities, inflation-indexed securities, and zero coupon , pay-in-kind and step-up securities.

The fund invests principally in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by Dreyfus.  The fund's portfolio managers buy and sell fixed-income securities based on credit quality, financial outlook and yield potential.  Generally, fixed-income securities with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

The fund generally maintains an effective duration of one year or less.  The fund may invest in individual bonds of any duration.  Duration is an estimate of the sensitivity of the price (the value of the principal) of a fixed-income security to a change in interest rates.  There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase.

Dreyfus GNMA Fund.  The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in certificates issued by the GNMA (popularly called "Ginnie Maes"), which are debt securities guaranteed as to timely payment of principal and interest by the GNMA.  The fund may invest the remaining 20% of its net assets in other mortgage-related securities, including those issued by government-related organizations such as Fannie Mae and Freddie Mac, residential and commercial mortgage-backed securities issued by governmental agencies or private entities, and collateralized mortgage obligations.  The fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality.  The fund is not subject to any maturity or duration restrictions. The fund also may invest in derivative instruments such as options, futures, options on futures and swap agreements.   The fund may purchase and sell securities, including mortgage dollar rolls, in advance through forward commitment transactions.

Dreyfus Opportunistic Fixed Income Fund.  The fund seeks to maximize total return through capital appreciation and income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities.  The fund's portfolio managers typically allocate the fund's assets among the following sectors of the fixed-income market:  (i) below investment grade (high yield) sector, (ii) the U.S. government, investment grade corporate, mortgage and asset-backed sectors, (iii) the foreign debt securities of developed markets sector, and (iv) the foreign debt securities of emerging markets sector.  The fund's portfolio managers normally allocate 0% to 70% of the fund's net assets in each of these four categories of market sectors.

The fund is managed using a blend of macro-economic, quantitative and fundamental analysis.  Through security selection and tactical allocation across fixed-income asset classes and sectors, countries and currencies, the portfolio managers seek to construct a portfolio comprised of the best opportunities to produce absolute returns with low correlation with, and less volatility than, major markets over the long term.  The portfolio managers have significant flexibility in how they position the portfolio to implement the fund's investment approach and are not bound by benchmark specific guidelines.  Security selection is generally guided by internally generated fundamental analysis that looks to identify individual securities with high risk-adjusted potential for absolute returns based on relative value, credit upgrade probability and other metrics.  Securities may be sold based on the changing macro environment or a change in the securities' fundamentals.

Although the fund may invest in or have investment exposure to individual bonds of any maturity or duration and there are no restrictions on the dollar-weighted average maturity of the fund's portfolio, the average effective duration of the fund's portfolio typically will range between negative three (-3) and seven (7) years.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risks, or as part of a hedging strategy.

Dreyfus High Yield Fund.  The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities that, at the time of purchase, are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by Dreyfus.

In choosing securities, the fund seeks to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements.  The fund's investment process involves a "top down" approach to security selection.  The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength, and the company's management.  The fund also looks for companies that are underleveraged, have positive free cash flow, and are self-financing.  There are no restrictions on the dollar-weighted average maturity or average effective duration of the fund's portfolio or on the maturities or durations of the individual fixed-income securities the fund may purchase.

The fund may, but is not required to, use certain derivatives, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), forward contracts, and swaps (including interest rate and credit default swaps).  The fund intends to use options, futures and options on futures only as part of a hedging strategy.  The fund may enter into swap agreements, such as interest rate swaps and credit default swaps, which can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or, for credit default swaps, to customize exposure to particular corporate credit.

The fund also may invest in collateralized debt obligations, which include collateralized loan obligations and other similarly structured securities.  To enhance current income, the fund may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price.  The fund may also make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

Dreyfus Bond Market Index Fund.  The fund seeks to match the total return of the Barclays U.S. Aggregate Index.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Barclays U.S. Aggregate Index.  In seeking to match index performance, the manager uses a passive management approach and purchases all or a representative sample of the bonds comprising the Barclays U.S. Aggregate Index.  Because the fund has expenses, performance will tend to be slightly lower than that of the index.  To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.  The fund attempts to have a correlation between its performance and that of the Barclays U.S. Aggregate Index of at least .95 before expenses.  A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund's investments are selected by a "sampling" process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the index.  By using this sampling process, the fund typically will not invest in all of the securities in the index.

The Barclays U.S. Aggregate Index is a broad-based, unmanaged index that covers the U.S. dollar-denominated, investment grade (Baa/BBB or higher), fixed-rate, taxable bond market of SEC-registered securities.  The index includes bonds from the U.S. Treasury, U.S. government-related, corporate, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities sectors.  Most of the bonds in the index are issued by the U.S. Treasury and other U.S. government and agency issuers.  Barclays is not affiliated with the fund, and it does not sell or endorse the fund, nor does it guarantee the performance of the fund or the index.

Dreyfus Inflation Adjusted Securities Fund.  The fund seeks returns that exceed the rate of inflation.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed securities.  These are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.  The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond.  Other issuers may pay out the Consumer Price Index accruals as part of a semi-annual coupon.

The fund primarily invests in high quality, U.S. dollar-denominated, inflation-indexed securities.  To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation which are rated investment grade or the unrated equivalent as determined by Dreyfus.  Such other fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities.

The fund seeks to keep the average effective duration of its portfolio at two to ten years.  The fund may invest in individual fixed-income securities of any maturity or duration.  The fund may adjust its portfolio holdings or average effective duration based on actual or anticipated changes in interest rates or credit quality.

U.S. Treasury

Dreyfus U.S. Treasury Intermediate Term Fund.  The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities.  The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements.  Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains an effective duration between 2.5 and 6 years, and a dollar-weighted average portfolio maturity between 3 and 10 years.

Dreyfus U.S. Treasury Long Term Fund.  The fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities.  The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements.  Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains an effective duration of 7.5 years or more, and a dollar-weighted average portfolio maturity of 10 years or more.

International Fixed Income

Dreyfus Emerging Markets Debt Local Currency Fund.  The fund seeks to maximize total return.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities.  These instruments consist primarily of emerging market government bonds and currency forward exchange contracts.  The fund's portfolio managers employ an investment process that uses in depth fundamental country and currency analysis disciplined by proprietary quantitative valuation models.  A "top down" analysis of macroeconomic, financial and political variables guides country and currency allocation.  The portfolio managers also consider other market technicals and the global risk environment.  The portfolio managers seek to identify shifts in country fundamentals and consider the risk adjusted attractiveness of currency and duration returns for each emerging market country.  The fund is not restricted as to credit quality when making investments in debt securities.  Emerging markets generally are those countries defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, as well as any other country the portfolio managers believe has an emerging economy or market.

 Dreyfus International Bond Fund.  The fund seeks to maximize total return through capital appreciation and income.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities.  The fund also normally invests at least 65% of its assets in non-U.S. dollar denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets.  The fund may invest up to 25% of its assets in emerging markets generally and up to 5% of its assets in any single emerging market country.

Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade.  The fund, however, may invest up to 25% of its assets in securities (not including securities of emerging market issuers) rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus, at the time of purchase.  The fund will not invest in securities rated lower than B at the time of purchase, except that the fund may invest in securities of issuers in emerging markets of any credit quality, including those rated or determined to be below investment grade quality.  There are no restrictions on the dollar-weighted average maturity or average effective duration of the fund's portfolio or on the maturities or durations of the individual fixed-income securities the fund may purchase.

The fund's portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities and look for fixed-income securities with the most potential for added value.  The portfolio managers select securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies, and the credit quality of government debt.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risks, or as part of a hedging strategy.  The fund's portfolio managers have considerable latitude in determining whether to hedge the fund's currency exposure and the extent of any such hedging.

 INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund.  Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions").  See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund and Dreyfus Moderate Allocation Fund each normally allocates its assets among Underlying Funds that invest in a wide range of equity and fixed-income securities.

Fund	Equity Securities1	IPOs	U.S. Government Securities2	Corporate Debt Securities2	High Yield and Lower-Rated Securities3	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Active MidCap Fund	✓	✓	✓			✓ (zero coupon securities only)
Dreyfus AMT-Free Municipal Bond Fund			✓	✓	✓ (up to 35% of net assets)	✓ (municipal securities only)
Dreyfus California AMT-Free Municipal Bond Fund			✓	✓	✓ (up to 20% of net assets)	✓ (municipal securities only)
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus GNMA Fund			✓			✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund			✓	✓	✓	✓ (municipal securities only)
Dreyfus Intermediate Municipal Bond Fund			✓	✓	✓ (up to 20% of net assets)	✓ (municipal securities only)
Dreyfus International Equity Fund	✓	✓	✓	✓		✓
Dreyfus International Small Cap Fund	✓	✓	✓	✓		✓
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund			✓	✓	✓ (up to 25% of net assets)	✓ (municipal securities only)
Dreyfus New York Tax Exempt Bond Fund			✓	✓	✓ (up to 20% of net assets)	✓ (municipal securities only)
DMLPF	✓	✓		✓	✓	✓
Dreyfus Select Managers Small Cap Growth Fund	✓	✓	✓	✓
Dreyfus Select Managers Small Cap Value Fund	✓	✓	✓	✓
Dreyfus Small Cap Equity Fund	✓	✓	✓	✓		✓
Dreyfus U.S. Equity Fund	✓	✓	✓	✓	✓	✓	✓
Global Stock Fund	✓	✓	✓	✓	✓	✓	✓
International Stock Fund	✓	✓	✓	✓	✓	✓	✓

1
Includes common and preferred stock, convertible securities and warrants.  Dreyfus Active MidCap Fund is limited to investing up to 2% of its net assets in warrants, and each of Dreyfus Select Managers Small Cap Growth Fund and Dreyfus Select Managers Small Cap Value Fund is limited to investing up to 5% of its net assets in warrants, except that as to each fund this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities.

2
Dreyfus GNMA Fund may invest in U.S. Government securities as is consistent with its other investment policies, including as described under "Money Market Investments" below.  For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, see "Money Market Instruments" below.

3
For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, Municipal Bonds only.

For Dreyfus AMT-Free Municipal Bond Fund, although the fund has no current intention of doing so, the fund may invest in Municipal Bonds rated as low as C by Moody's or D by S&P or Fitch (the lowest rating assigned by such Rating Agencies).

For Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, it is currently each fund's intention that this portion of the fund's portfolio be invested primarily in Municipal Bonds rated no lower than Baa by Moody's or BBB by S&P or Fitch.

For each of Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund, the credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities, in which the fund may invest up to 5% of its total assets.

Fund	Variable and Floating Rate Securities	Loans	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Active MidCap Fund
Dreyfus AMT-Free Municipal Bond Fund	✓	✓ (municipal securities only)
Dreyfus California AMT-Free Municipal Bond Fund	✓	✓ (municipal securities only)
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓	✓
Dreyfus GNMA Fund	✓		✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund	✓	✓ (municipal securities only)			✓
Dreyfus Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
Dreyfus International Equity Fund
Dreyfus International Small Cap Fund
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund	✓	✓ (municipal securities only)
Dreyfus New York Tax Exempt Bond Fund	✓	✓ (municipal securities only)
DMLPF
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund	✓
Global Stock Fund	✓
International Stock Fund	✓
Fund	Municipal Securities	Funding Agreements	REITs	Money Market Instruments4	Foreign Securities	Emerging Markets5	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Active MidCap Fund			✓	✓	✓ (up to 25% of assets)	✓	✓
Dreyfus AMT-Free Municipal Bond Fund	✓			✓
Dreyfus California AMT-Free Municipal Bond Fund	✓			✓
Dreyfus Conservative Allocation Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus GNMA Fund				✓
Dreyfus Growth Allocation Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund	✓			✓
Dreyfus Intermediate Municipal Bond Fund	✓			✓
Dreyfus International Equity Fund			✓	✓	✓	✓	✓	✓ (sovereign debt obligations only)
Dreyfus International Small Cap Fund			✓	✓	✓	✓	✓	✓
Dreyfus Moderate Allocation Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund	✓			✓
Dreyfus New York Tax Exempt Bond Fund	✓6			✓
DMLPF			✓	✓	✓
Dreyfus Select Managers Small Cap Growth Fund			✓	✓	✓	✓	✓
Dreyfus Select Managers Small Cap Value Fund			✓	✓	✓ (up to 15% of assets)	✓	✓
Dreyfus Small Cap Equity Fund			✓	✓	✓ (up to 15% of total assets)	✓	✓
Dreyfus U.S. Equity Fund				✓	✓7	✓	✓
Global Stock Fund				✓	✓	✓	✓
International Stock Fund				✓	✓	✓	✓

4
For Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus International Small Cap Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus Small Cap Equity Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper.  For funds other than Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.  Dreyfus GNMA Fund also may invest in certain money market instruments as part of its investment strategy.  When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch with respect to Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund, and not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch with respect to Dreyfus AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund, when the fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal income tax. When Dreyfus California AMT-Free Municipal Bond Fund or Dreyfus New York Tax Exempt Bond Fund has adopted a temporary defensive position, including when acceptable California or New York Municipal Bonds, respectively, are unavailable for investment by the relevant fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from California or New York State and New York City income taxes, respectively. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

5
Dreyfus International Equity Fund may invest up to 20% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

Dreyfus International Small Cap Fund may invest up to 10% of its net assets in securities of issuers located in emerging market countries.

For Global Stock Fund and International Stock Fund, the foreign securities in which each fund normally invests are equity securities of foreign companies located in developed markets; however, each fund may invest up to 20% of its net assets in securities of issuers located in emerging market countries.

6
Dreyfus New York Tax Exempt Bond Fund may invest up to 20% of the value of its net assets in certain private activity bonds (a type of revenue bond), the income from which is subject to the federal AMT.

7	Dreyfus U.S. Equity Fund may invest up to 15% of its assets in equity securities of foreign issuers, including those located in emerging market countries.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions	Options Transactions8
Dreyfus Active MidCap Fund		✓	✓		✓	✓
Dreyfus AMT-Free Municipal Bond Fund		✓			✓	✓
Dreyfus California AMT-Free Municipal Bond Fund		✓			✓	✓
Dreyfus Conservative Allocation Fund	✓	✓	✓		✓	✓
Dreyfus GNMA Fund		✓			✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓		✓	✓
Dreyfus High Yield Municipal Bond Fund		✓			✓	✓
Dreyfus Intermediate Municipal Bond Fund		✓			✓	✓
Dreyfus International Equity Fund		✓	✓		✓	✓
Dreyfus International Small Cap Fund		✓	✓		✓	✓
Dreyfus Moderate Allocation Fund	✓	✓	✓		✓	✓
Dreyfus Municipal Bond Fund		✓			✓	✓
Dreyfus New York Tax Exempt Bond Fund		✓			✓	✓
DMLPF		✓	✓	✓	✓	✓
Dreyfus Select Managers Small Cap Growth Fund		✓	✓		✓	✓
Dreyfus Select Managers Small Cap Value Fund		✓	✓		✓	✓
Dreyfus Small Cap Equity Fund		✓	✓		✓	✓
Dreyfus U.S. Equity Fund	✓	✓	✓		✓	✓
Global Stock Fund	✓	✓	✓		✓	✓
International Stock Fund	✓	✓	✓		✓	✓
8
Each of Dreyfus Active MidCap Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund (1) is limited to investing 5% of its assets, represented by the premium paid, in the purchase of call and put options and (2) may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

For Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund, the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options.

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participatory Notes	Custodial Receipts
Dreyfus Active MidCap Fund
Dreyfus AMT-Free Municipal Bond Fund	✓	✓	✓			✓ (municipal securities only)
Dreyfus California AMT-Free Municipal Bond Fund	✓	✓	✓			✓ (municipal securities only)
Dreyfus Conservative Allocation Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus GNMA Fund	✓	✓	✓
Dreyfus Growth Allocation Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus High Yield Municipal Bond Fund	✓	✓	✓	✓ (structured notes only)		✓ (municipal securities only)
Dreyfus Intermediate Municipal Bond Fund	✓		✓			✓ (municipal securities only)
Dreyfus International Equity Fund	✓	✓	✓
Dreyfus International Small Cap Fund	✓9	✓	✓
Dreyfus Moderate Allocation Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus Municipal Bond Fund	✓		✓			✓ (municipal securities only)
Dreyfus New York Tax Exempt Bond Fund	✓		✓			✓ (municipal securities only)
DMLPF	✓		✓	✓
Dreyfus Select Managers Small Cap Growth Fund	✓
Dreyfus Select Managers Small Cap Value Fund	✓
Dreyfus Small Cap Equity Fund	✓	✓	✓
Dreyfus U.S. Equity Fund	✓
Global Stock Fund	✓
International Stock Fund	✓
9	Includes contracts for difference.

Fund	Foreign Currency Transactions	Commodities	Short-Selling10	Lending Portfolio Securities	Borrowing Money11
Dreyfus Active MidCap Fund	✓		✓	✓	✓
Dreyfus AMT-Free Municipal Bond Fund			✓	✓	✓
Dreyfus California AMT-Free Municipal Bond Fund				✓	✓
Dreyfus Conservative Allocation Fund	✓		✓	✓	✓
Dreyfus GNMA Fund			✓	✓	✓
Dreyfus Growth Allocation Fund	✓		✓	✓	✓
Dreyfus High Yield Municipal Bond Fund			✓	✓	✓
Dreyfus Intermediate Municipal Bond Fund				✓	✓
Dreyfus International Equity Fund	✓		✓	✓	✓
Dreyfus International Small Cap Fund	✓		✓	✓	✓
Dreyfus Moderate Allocation Fund	✓		✓	✓	✓
Dreyfus Municipal Bond Fund				✓	✓
Dreyfus New York Tax Exempt Bond Fund				✓	✓
DMLPF			✓		✓
Dreyfus Select Managers Small Cap Growth Fund	✓		✓	✓	✓
Dreyfus Select Managers Small Cap Value Fund	✓		✓	✓	✓
Dreyfus Small Cap Equity Fund	✓		✓	✓	✓
Dreyfus U.S. Equity Fund	✓			✓	✓
Global Stock Fund	✓			✓	✓
International Stock Fund	✓			✓	✓

10
Dreyfus Active MidCap Fund and Dreyfus AMT-Free Municipal Bond Fund (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

Dreyfus High Yield Municipal Bond Fund and Dreyfus Select Managers Small Cap Value Fund (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets and (2) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

Dreyfus GNMA Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.

11
Dreyfus Active MidCap Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus International Equity Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Small Cap Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, these funds may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

Dreyfus GNMA Fund and Dreyfus Small Cap Equity Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

Fund	Borrowing Money for Leverage11	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
Dreyfus Active MidCap Fund			✓		✓
Dreyfus AMT-Free Municipal Bond Fund			✓		✓
Dreyfus California AMT-Free Municipal Bond Fund			✓		✓
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓	✓
Dreyfus GNMA Fund	✓	✓	✓	✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund			✓		✓
Dreyfus Intermediate Municipal Bond Fund			✓		✓
Dreyfus International Equity Fund			✓		✓
Dreyfus International Small Cap Fund		✓	✓		✓
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund			✓		✓
Dreyfus New York Tax Exempt Bond Fund			✓		✓
DMLPF	✓	✓			✓
Dreyfus Select Managers Small Cap Growth Fund		✓	✓		✓
Dreyfus Select Managers Small Cap Value Fund		✓	✓		✓
Dreyfus Small Cap Equity Fund	✓	✓	✓		✓
Dreyfus U.S. Equity Fund		✓	✓		✓
Global Stock Fund		✓	✓		✓
International Stock Fund		✓	✓		✓

Money Market Funds

Fund	U.S. Government Securities12	Repurchase Agreements12	Bank Obligations12	Participation Interests	Floating and Variable Rate Obligations
Dreyfus BASIC Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus New Jersey Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus New York AMT-Free Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓

12	For all funds, see the discussion regarding "Money Fund Taxable Investments" following these charts.

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities	Foreign Securities
Dreyfus BASIC Municipal Money Market Fund		✓		✓
Dreyfus Municipal Money Market Fund		✓	✓	✓
Dreyfus New Jersey Municipal Money Market Fund		✓	✓	✓
Dreyfus New York AMT-Free Municipal Money Market Fund		✓	✓	✓13

13
Dreyfus New York AMT-Free Municipal Money Market Fund currently will not purchase Municipal Obligations, including certain industrial development bonds and bonds issued after August 7, 1986, to finance "private activities," the interest on which may constitute a "tax preference item" for purposes of the AMT, even though the interest will continue to be fully tax-exempt for federal income tax purposes.

Fund	Illiquid Securities	Borrowing Money14	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities15
Dreyfus BASIC Municipal Money Market Fund	✓	✓		✓
Dreyfus Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus New Jersey Municipal Money Market Fund	✓	✓		✓	✓
Dreyfus New York AMT-Free Municipal Money Market Fund	✓	✓		✓	✓

14
Dreyfus BASIC Municipal Money Market Fund may borrow, and Dreyfus New York AMT-Free Municipal Money Market Fund currently intends to borrow, money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Dreyfus Municipal Money Market Fund and Dreyfus New Jersey Municipal Money Market Fund each currently intends to borrow money, only for temporary or emergency (not leveraging) purposes.

15
Other than pursuant to the Interfund Borrowing and Lending Program.

For each fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Money Fund Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch with respect to Dreyfus Municipal Money Market Fund and rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch with respect to Dreyfus BASIC Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus New York AMT-Free Municipal Money Market Fund; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When Dreyfus New Jersey Municipal Money Market Fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New Jersey income tax. When Dreyfus New York AMT-Free Municipal Money Market Fund has adopted a temporary defensive position, including when acceptable New York Municipal Obligations are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New York State and New York City income taxes. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Money Fund Taxable Investments.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).  "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except as may be otherwise disclosed in the prospectus, each fund's investment objective is a Fundamental Policy.  For each of Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund, the fund's policy with respect to the investment of at least 80% of its net assets (for Dreyfus GNMA Fund only, 65% of its net assets) is a Fundamental Policy (see "Policies Related to Fund Names" below).  Additionally, as a matter of Fundamental Policy, each fund, as indicated, may not:

1.	Borrowing

Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Equity Fund.  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus International Equity Fund, Dreyfus Municipal Bond Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Small Cap Equity Fund.  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).  For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Dreyfus Intermediate Municipal Bond Fund.  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).  While borrowings exceed 5% of the fund's total assets, the fund will not make any additional investments.  For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on future contracts or indices shall not constitute borrowing.

Dreyfus BASIC Municipal Money Market Fund.  Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments.

2.	Commodities

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus High Yield Municipal Bond Fund.  Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund.  Invest in commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swaps and other derivatives.

Dreyfus International Small Cap Fund and DMLPF.  Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3.	Issuer Diversification

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Hold more than 10% of the outstanding voting securities of any single issuer.  This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund.  Hold more than 10% of the voting securities of any single issuer.  This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus Municipal Money Market Fund.  Invest more than 5% of its assets in the obligations of any single issuer, except up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitations.

Dreyfus Municipal Money Market Fund and Dreyfus New York AMT-Free Municipal Money Market Fund.  Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control.

Dreyfus Active MidCap Fund.  Purchase the securities of any issuer (other than a bank) if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, or invest more than 15% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations.

Dreyfus Active MidCap Fund.  Purchase the securities of any issuer if such purchase would cause the fund to hold more than 10% of the outstanding voting securities of such issuer.  This restriction applies only with respect to 75% of the fund's assets.

Dreyfus International Equity Fund, Dreyfus International Small Cap Fund, DMLPF and Dreyfus Small Cap Equity Fund.  With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund and Dreyfus Moderate Allocation Fund.  Hold more than 10% of the outstanding voting securities of any single issuer.  This Fundamental Policy applies only with respect to 75% of the fund's total assets and does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies.

4.	Industry Concentration

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Dreyfus International Equity Fund, Dreyfus Select Managers Small Cap Growth Fund and Dreyfus Small Cap Equity Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus AMT-Free Municipal Bond Fund and Dreyfus Municipal Bond Fund.  Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus BASIC Municipal Money Market Fund.  Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Intermediate Municipal Bond Fund.  Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defense purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Municipal Money Market Fund.  Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus New Jersey Municipal Money Market Fund.  Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund.  Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus California AMT-Free Municipal Bond Fund.  Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus High Yield Municipal Bond Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of Municipal Bonds (other than Municipal Bonds backed only by assets and revenues of non-governmental issuers) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus GNMA Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  For purposes of this Fundamental Policy, securities and instruments backed directly or indirectly by real estate and real estate mortgages and securities of companies engaged in the real estate business are not considered an industry.

Dreyfus Active MidCap Fund.  Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when the fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bankers' acceptances of domestic issuers, time deposits and certificates of deposit.

Dreyfus International Small Cap Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.  Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this Fundamental Policy.

DMLPF.  Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the fund's investments in that industry would exceed 25% of the current value of the fund's total assets (except that the fund will invest, under normal circumstances, over 25% of its assets in companies conducting their principal business activity in industries within the energy sector), provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities.

5.	Loans

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus International Small Cap Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and DMLPF.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors.  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus BASIC Municipal Money Market Fund.  Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the prospectus for the fund.

Dreyfus Active MidCap Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC.  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus GNMA Fund.  Make loans to others, except through the purchase of debt obligations referred to in the prospectus or the entry into repurchase agreements.  However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets).  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6.	Margin

Dreyfus AMT-Free Municipal Bond Fund.  Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Active MidCap Fund. Purchase securities on margin, but the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

Dreyfus GNMA Fund.  Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund.  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Fundamental Policy.

7.	Real Estate; Oil and Gas

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Small Cap Fund, Dreyfus Moderate Allocation Fund, DMLPF, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Equity Fund.  Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Municipal Money Market Fund and Dreyfus New Jersey Municipal Money Market Fund.  Purchase or sell real estate, REIT securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Obligations secured by real estate or interests therein.

Dreyfus New York AMT-Free Municipal Money Market Fund.  Purchase or sell real estate, REIT securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein.

Dreyfus GNMA Fund.  Purchase or sell real estate, REIT securities, commodities, or oil and gas interests, provided that the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or acquire real estate as a result of ownership of such securities or instruments, and provided further that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

Dreyfus Active MidCap Fund.  Purchase, hold or deal in commodities or commodity contracts or in real estate, but this shall not prohibit the fund from investing in securities of companies engaged in real estate activities or investments.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund.  Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs.

Dreyfus Active MidCap Fund. Invest in interests in oil, gas or mineral exploration or development programs.
8.	Senior Securities

Dreyfus Select Managers Small Cap Growth Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies.  For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies.  For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1 and 7 and Nonfundamental Policy No. 3 may be deemed to give rise to a senior security.

Dreyfus AMT-Free Municipal Bond Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1 and 7 and Nonfundamental Policies Nos. 3 and 8 may be deemed to give rise to a senior security.

Dreyfus GNMA Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1, 6 and 7 and Nonfundamental Policy No. 3 may be deemed to give rise to a senior security.

Dreyfus International Small Cap Fund and DMLPF. Borrow money or issue any senior security, except to the extent permitted under the 1940 Act.

9.	Short Sales

Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus New York AMT-Free Municipal Money Market Fund.  Sell securities short or purchase securities on margin.

10.	Underwriting
Dreyfus Active MidCap Fund. Act as an underwriter of securities of other issuers.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Municipal Money Market Fund and Dreyfus New Jersey Municipal Money Market Fund.  Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

Dreyfus New York AMT-Free Municipal Money Market Fund.  Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

Dreyfus High Yield Municipal Bond Fund.  Act as an underwriter of securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus GNMA Fund. Underwrite the securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus International Small Cap Fund and DMLPF.  Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act in connection with the purchase and sale of portfolio securities.

11.	Investing for Control

Dreyfus Active MidCap Fund.  Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Dreyfus BASIC Municipal Money Market Fund and Dreyfus New Jersey Municipal Money Market Fund. Invest in companies for the purpose of exercising control.
12.	Investment in Other than Municipal Obligations

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Municipal Money Market Fund and Dreyfus New Jersey Municipal Money Market Fund.  Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined herein and in the fund's prospectus.

Dreyfus New York AMT-Free Municipal Money Market Fund. Purchase securities other than Municipal Bonds and Taxable Investments as those terms herein and in the fund's prospectus.
13.	Securities of Other Investment Companies

Dreyfus Municipal Money Market Fund.  Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except for the purchase, to the extent permitted by Section 12 of the 1940 Act, of shares of registered unit investment trusts whose assets consist substantially of Municipal Obligations.

Dreyfus BASIC Municipal Money Market Fund. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.
Dreyfus New York AMT-Free Municipal Money Market Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.
14.	Pledging Assets

Dreyfus BASIC Municipal Money Market Fund, Dreyfus Municipal Money Market Fund and Dreyfus New Jersey Municipal Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

In addition to the Fundamental Policies described above, the following Fundamental Policies also apply to Dreyfus Active MidCap Fund:

•
The fund may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

•
The fund may not purchase or retain the securities of any issuer if the officers or board members for the fund or of the Manager who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

•
The fund may not engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except that the fund (a) may purchase put and call options to the extent that the premiums paid by it on all outstanding options at any one time do not exceed 5% of its total assets and may enter into closing sale transactions with respect to such options and (b) may write and sell covered call option contracts on securities owned by the fund not exceeding 20% of the value of its net assets at the time such option contracts are written.  The fund also may purchase call options without regard to the 5% limitation set forth above to enter into closing purchase transactions.  In connection with the writing of covered call options, the fund may pledge assets to an extent not greater than 20% of the value of its total assets at the time such options are written.

•
The fund may not purchase warrants in excess of 2% of net assets.  For purposes of this Fundamental Policy, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the fund in units or attached to securities shall not be included within this 2% restriction.

With respect to Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund, for purposes of industry concentration determinations, (1) industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry and (2) municipal securities, where the payment of principal and interest for such securities is derived solely from a specific project, are each grouped together as an "industry."

References to "commodities" or "commodity contracts" in the Fundamental Policies described above are to physical commodities or contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

The funds' Fundamental Policies will be interpreted broadly.  For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time.  When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, the Fundamental Policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1.	Investing for Control

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus International Small Cap Fund, Dreyfus Moderate Allocation Fund, DMLPF, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Invest in companies for the purpose of exercising control.

Dreyfus High Yield Municipal Bond Fund. Invest in the securities of a company for the purpose of exercising management or control.
2.	Margin

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

Dreyfus Select Managers Small Cap Growth Fund.  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

Dreyfus International Small Cap Fund.  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments, and except that affecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

3.	Pledging Assets

Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund.  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus New York AMT-Free Municipal Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

Dreyfus New York Tax Exempt Bond Fund.  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus California AMT-Free Municipal Bond Fund.  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure borrowings for temporary or emergency purposes and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus GNMA Fund.  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Dreyfus Active MidCap Fund.  Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options and forward contracts, including those relating to indices, and options on indices.

Dreyfus International Small Cap Fund and DMLPF.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments.

4.	Purchase Securities of Other Investment Companies

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund,  Dreyfus GNMA Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus International Small Cap Fund, Dreyfus Municipal Bond Fund, Dreyfus New Jersey Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund.  Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

5.	Illiquid Investments

Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus GNMA Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Small Cap Fund, Dreyfus Moderate Allocation Fund, DMLPF, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Equity Fund.  Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the fund's prospectus, and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

Dreyfus New Jersey Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the fund's net assets would be so invested.

Dreyfus Municipal Money Market Fund and Dreyfus New York AMT-Free Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the fund's net assets would be so invested.

Dreyfus BASIC Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of its net assets would be so invested.

Dreyfus AMT-Free Municipal Bond Fund.  Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Invest more than 15% of its net assets in securities which are illiquid.
6.	Short Sales

Dreyfus Municipal Bond Fund.  Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

7.	Investment in Other than Municipal Bonds or Obligations

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the fund's prospectus.

8.	Puts/Calls
Dreyfus AMT-Free Municipal Bond Fund. Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and SAI.
9.	Other
Dreyfus GNMA Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.
With respect to the Dreyfus Active MidCap Fund, while not a Fundamental Policy, the fund will not invest in oil, gas, and other mineral leases, or real estate limited partnerships.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.  With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays)  thereafter at least to the extent of such excess.

Dreyfus International Equity Fund, Dreyfus International Small Cap Fund, [DMLPF,] Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policies Related to Fund Names

Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below (or other instruments with similar economic characteristics).  Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets (except for certain funds that have adopted such policy as a Fundamental Policy as indicated above).

Fund	Investment
Dreyfus Active MidCap Fund	Stocks of midsize companies
Dreyfus AMT-Free Municipal Bond Fund Dreyfus High Yield Municipal Bond Fund Dreyfus Intermediate Municipal Bond Fund Dreyfus Municipal Bond Fund	Municipal Bonds
Dreyfus BASIC Municipal Money Market Fund Dreyfus Municipal Money Market Fund	Municipal Obligations
Dreyfus California AMT-Free Municipal Bond Fund	California Municipal Bonds
Dreyfus GNMA Fund	Ginnie Mae certificates which are guaranteed as to the timely payment of interest and principal by the GNMA*
Dreyfus International Equity Fund	Equity securities of companies located in foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE®) Index and Canada.
Dreyfus International Small Cap Fund	Common stocks and other equity securities of small cap foreign companies
Dreyfus New Jersey Municipal Money Market Fund	New Jersey Municipal Obligations
Dreyfus New York AMT-Free Municipal Money Market Fund	New York Municipal Obligations
Dreyfus New York Tax Exempt Bond Fund	New York Municipal Bonds
DMLPF	Energy infrastructure master limited partnership (MLP) investments
Dreyfus Select Managers Small Cap Growth Fund Dreyfus Select Managers Small Cap Value Fund	Stocks of small cap companies
Dreyfus Small Cap Equity Fund	Equity securities of small-cap U.S. companies
Dreyfus U.S. Equity Fund	Equity securities of companies that are located in the U.S.
Global Stock Fund International Stock Fund	Stocks
*	As a Fundamental Policy, the fund will invest at least 65% of its net assets (except when maintaining a temporary defensive position) in such securities.

 DIVIDENDS AND DISTRIBUTIONS

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund, Dreyfus Municipal Money Market Fund, Dreyfus New Jersey Municipal Money Market Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund.

Each fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE is open for regular business.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company.  Listed below are the forms of organization of each fund company, its corresponding fund series (if any), the dates of organization and each fund's subclassification as "diversified" or "non-diversified" under the 1940 Act.  The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts.  If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown.  References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.  A fund may not change its subclassification from "diversified" to "non-diversified" without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus Bond Funds, Inc.	Maryland	July 12, 1976
Dreyfus Municipal Bond Fund			Diversified
Dreyfus Intermediate Municipal Bond Fund, Inc.	Maryland	April 21, 1983	Diversified
Dreyfus Municipal Funds, Inc.	Maryland	August 8, 1991
Dreyfus AMT-Free Municipal Bond Fund			Non-diversified
Dreyfus BASIC Municipal Money Market Fund			Non-diversified
Dreyfus High Yield Municipal Bond Fund			Non-diversified
Dreyfus Municipal Money Market Fund, Inc.	Maryland	July 30, 1979	Diversified
Dreyfus New Jersey Municipal Money Market Fund, Inc.	Maryland	April 4, 1988	Non-diversified
Dreyfus New York AMT-Free Municipal Money Market Fund	Massachusetts	February 16, 1987	Non-diversified
Dreyfus New York Tax Exempt Bond Fund, Inc.	Maryland	April 26, 1983	Non-diversified
Dreyfus Premier California AMT-Free Municipal Bond, Inc.	Maryland	May 3, 1983
Dreyfus California AMT-Free Municipal Bond Fund			Non-diversified
Dreyfus Premier GNMA Fund, Inc.	Maryland	January 24, 1985
Dreyfus GNMA Fund			Diversified
Dreyfus Stock Funds	Massachusetts	July 24, 1995
Dreyfus International Equity Fund			Diversified
Dreyfus International Small Cap Fund			Diversified
Dreyfus Small Cap Equity Fund			Diversified
Strategic Funds, Inc.	Maryland	December 9, 1983
Dreyfus Active MidCap Fund			Diversified
Dreyfus Conservative Allocation Fund			Diversified
Dreyfus Growth Allocation Fund			Diversified
Dreyfus Moderate Allocation Fund			Diversified
DMLPF			Non-diversified
Dreyfus Select Managers Small Cap Growth Fund			Non-diversified
Dreyfus Select Managers Small Cap Value Fund			Non-diversified
Dreyfus U.S. Equity Fund			Diversified
Global Stock Fund			Diversified
International Stock Fund			Diversified

*
As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

  CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Dreyfus AMT-Free Municipal Bond Fund, Dreyfus BASIC Municipal Money Market Fund, Dreyfus Municipal Money Market Fund and Dreyfus New Jersey Municipal Money Market Fund.  The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense to the extent required by state law.  Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus Active MidCap Fund and Dreyfus California AMT-Free Municipal Bond Fund.  The Manager has agreed that if in any fiscal year the aggregate expenses of Class A shares of Dreyfus Active MidCap Fund or Class Z shares of Dreyfus California AMT-Free Municipal Bond Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the fund's average net assets attributable to such share class for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense.  Such deduction or payment, if any, will be estimated daily, reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus GNMA Fund and Dreyfus Municipal Bond Fund.  The Manager has agreed that if in any fiscal year the aggregate expenses of the fund (Class Z shares only, for Dreyfus GNMA Fund), exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the fund's average net assets for the fiscal year (Class Z shares only, for Dreyfus GNMA Fund), the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense.  Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus Intermediate Municipal Bond Fund, Dreyfus New York AMT-Free Municipal Money Market Fund and Dreyfus New York Tax Exempt Bond Fund.  The Manager has agreed that if in any fiscal year the aggregate expenses of a fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of such fund's average net assets for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, the excess expense.  Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

ADMINISTRATION ARRANGEMENTS

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund.  Pursuant to an Administration Agreement with the funds, Dreyfus supplies office facilities, data processing, clerical, accounting, bookkeeping, internal audit, legal services, internal executive and administrative services, and stationary and office supplies; prepares reports to each fund's shareholders, tax returns, reports to and filings with the SEC and state Blue Sky authorities; and calculates the net asset value of each fund's shares.  For these services Dreyfus receives fees at an annual rate of 0.10% of each fund's average daily net assets

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York  10038-4982, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

[____________________], an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI.  While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

California

General Information

Economy.  California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.  During the recent recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s.  As a result, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls, which have been addressed largely through various spending cuts and payment deferrals.  Despite significant budgetary improvements since 2008, there remain a number of material risks and pressures that threaten the State's financial condition, including the need to repay billions of dollars of obligations that were deferred to balance budgets during the economic downturn, as well as significant unfunded liabilities of the State's two main retirement systems.

The national economy experienced an uneven expansion in 2013.  Following an annual growth rate of 1.1% in the first quarter of 2013, U.S. gross domestic product grew by 2.5% in the second quarter, 4.1% in the third quarter and 2.6% in the fourth quarter of that year.  Before falling by 2.9% in the first quarter of 2014, the economy had experienced eleven consecutive quarters of growth.  The national recovery is expected to pick up later in 2014 and 2015.  The California economy also continued to experience a gradual and broadening recovery, spreading to more sectors of the State economy in 2013, with continued progress in early 2014.  Continued growth in the high-technology sector, international trade and tourism are being supplemented by better residential construction and real estate conditions.  Overall, California's real gross domestic product increased by 2% in 2013.  Personal income increased in fourteen of the sixteen quarters through the end of 2013, with decreases only in the fourth quarter of 2011 and the first quarter of 2013.  Personal income is projected to grow 4.6% in 2014, 5.1% in 2015 and 5.4% in 2016.

California's nonfarm payroll jobs grew by 391,700 between December 2012 and December 2013.  During the first six months of 2013, payroll jobs grew by 82,800, or by 13,800 jobs per month on average.  During the last six months of 2013, payroll jobs grew by 152,900, or by 25,500 jobs per month on average.  The State unemployment rate reached a high of 12.4% in late 2010.  The unemployment rate improved thereafter, falling to 7.4% in June 2014.  In comparison, the national unemployment rate was 6.1% in June 2014.  Industry employment is forecast to expand 2.5% in each of 2014 and 2015, with 2.4% growth projected for 2016.

After hitting a low of close to 200,000 units (seasonally-adjusted and annualized) in the middle of 2007, sales of existing single-family homes have rebounded to nearly 400,000 units annually.  The State median sales price rose to $457,160 in June 2014 but still remains 23% below the pre-recession peak.  California issued 83,000 residential building permits in 2013, 42.6% more than were issued in 2012, but still only 39% of the 213,000 permits issued in 2004.  Despite a large number of permits issued in April 2014, the average pace of permits issued in the first five months of 2014 was only 85,000 on an annualized basis and remain mostly permits for multifamily structures.

Population.  California's 2013 estimated population was 38.2 million residents, which represented 12% of the total United States population.  The State's population is expected to reach 38.5 million in July 2014 and 38.9 million by July 2015.  California's population is highly concentrated in metropolitan areas.  By July 2018, the State is expected to have added another 1.8 million people for a total population of over 40 million residents.

State Indebtedness and Other Obligations

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.  The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including Revenue Anticipation Notes ("RANs") and revenue anticipation warrants ("RAWs").  State agencies and authorities also can issue revenue obligations for which the State General Fund has no liability.

General Obligation Bonds.  The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary.  General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the State General Fund and all debt service on general obligation bonds is paid from the State General Fund.  Under the State Constitution, debt service on general obligation bonds is the second charge to the State General Fund after the application of monies in the State General Fund to the support of the public school system and public institutions of higher education.  Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of September 1, 2014, the State had outstanding approximately $79.27 billion aggregate principal amount of long-term general obligation bonds, of which $75.22 billion was payable primarily from the State General Fund and $4.05 billion was payable from other revenue sources.  As of September 1, 2014, there were unused voter authorizations for the future issuance of approximately $27.06 billion of long-term general obligation bonds.  Of this unissued amount, approximately $706.21 million is for bonds payable from other revenue sources.

On June 3, 2014, State voters approved a ballot measure which replaced $600 million of authorization for general obligation bonds to finance home mortgages for military veterans, with authorization for general obligation bonds to finance rental housing programs for veterans.  Unlike the home mortgage bonds, which were expected to be repaid from mortgage repayments, the rental housing bonds are payable from the State General Fund.  In addition, a ballot measure approved by State voters in November 2014 authorizes the issuance of a total of $7.545 billion in general obligation bonds for a wide variety of purposes relating to improvement of California's water supply systems, water quality and water infrastructure improvements.  Of this amount, $7.12 billion would be new bond authorization and the balance would be a reallocation of unused authority from previously approved bond measures.  Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by a 2/3 vote of the Legislature or placed on the ballot through the initiative process.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding.  As of October 15, 2014, the State had outstanding approximately $3.62 billion in variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds ("ERBs") described below), representing about 4.4% of the State's total outstanding general obligation bonds as of that date.

The State is obligated to redeem, on the applicable purchase date, any weekly and daily variable rate demand obligations ("VRDOs") tendered for purchase if there is a failure to pay the related purchase price of such VRDOs on such purchase date from proceeds of the remarketing thereof, or from liquidity support related to such VRDOs.  The State has not entered into any interest rate hedging contracts in relation to any of its VRDO bonds.  The State has no auction rate bonds outstanding.

Commercial Paper Program.  Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes.  Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds.  The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes.  Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued.  A total of approximately $1.725 billion principal amount of commercial paper is now authorized under agreements with various banks.  In addition, the State expects to enter into an agreement providing for the private purchase by a bank from time to time of commercial paper notes in an aggregate principal amount outstanding at any one time of not to exceed $500 million, which would increase the authorized principal amount of commercial paper notes that can be outstanding at any one time to $2.225 billion.  A total of approximately $760.65 million of commercial paper was outstanding as of September 1, 2014.

Bank Arrangements.  In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions.  As of October 15, 2014, the State had a total par amount of $4.20 billion of bank arrangements available.

Lease-Revenue Debt.  In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue borrowing.  Under these arrangements, the State Public Works Board ("SPWB"), another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions.  These facilities are leased to a State agency or the University of California ("UC") under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds.  In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors.  Certain of the lease-revenue financings are supported by special funds rather than the State General Fund.  The State had approximately $11.23 billion in State General Fund-supported lease-revenue obligations outstanding as of September 1, 2014.  The SPWB, which is authorized to sell lease-revenue bonds, had approximately $4.1 billion in authorized and unissued bonds as of September 1, 2014.

Non-Recourse Debt.  Certain State agencies and authorities issue revenue obligations for which the State General Fund has no liability.  Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the State General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds.  The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities.  State agencies and authorities had approximately $58.5 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the State General Fund outstanding as of June 30, 2014.

Build America Bonds.  In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act in February 2009 ("ARRA"), which allowed municipal issuers such as the State to issue "Build America Bonds" ("BABs") for new infrastructure investments.  BABs are bonds whose interest is subject to federal income tax, but pursuant to ARRA the U.S. Treasury was to repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010.  The BAB subsidy payments from general obligation bonds are State General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose.  In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate.  The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government.  None of the State's BAB subsidy payments to date have been reduced because of an offset.

Between April 2009 and through December 2010, the State issued a significant amount of BABs, including $13.54 billion of general obligation bonds and $551 million of lease revenue bonds.  $149.62 million of the SPWB BABs were redeemed in November 2013.  The aggregate amount of the subsidy payments to be received from Fiscal Year 2014-15 through the maturity of these bonds (mostly 20 to 30 years) is approximately $7.9 billion for the general obligation BABs and $209 million for the lease revenue BABs.

Starting in March 1, 2013, the BAB subsidy payments were reduced as part of a government-wide "sequestration" of expenditures.  The reduction of the BAB subsidy payment is presently scheduled to continue until 2024, although the U.S. Congress can terminate or modify it sooner, or extend it.  Each BAB subsidy payment was reduced by 8.7% for the federal Fiscal Year 2013 (ended September 30, 2013) and 7.2% for federal Fiscal Year 2014 (ended September 30, 2014).  This resulted in a reduction of approximately $26.15 million in subsidies from a total of $363.25 million expected to be received during federal Fiscal Year 2014-15.  (The sequestration percentage is recalculated for each fiscal year.)  None of the BAB subsidy payments are pledged to pay debt service, so this reduction would not affect the State's ability to pay all of its general obligation and lease revenue BABs on time, nor have any material impact on the State General Fund.

Economic Recovery Bonds.  The California Economic Recovery Bond Act ("Proposition 57"), which was approved by voters at the Statewide primary election in March 2004, authorized the issuance of up to $15 billion of ERBs to finance the negative State General Fund reserve balance as of June 30, 2004 and other State General Fund obligations undertaken prior to that time.  Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds.  The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008.  No further ERBs can be issued under Proposition 57, except for refunding bonds.  In 2009, the State issued refunding ERBs to restructure the program in response to a drop in taxable sales caused by the recent severe recession, and in 2011 for debt service savings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs:  (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account ("BSA").  As of June 30, 2014, funds from these sources have been used for early retirement of approximately $5.36 billion of bonds during Fiscal Years 2005-06 through 2013-14, including $472 million which was transferred from the BSA in Fiscal Year 2006-07 and $1.023 billion transferred from the BSA in Fiscal Year 2007-08.  The State accumulated approximately $408 million in excess special sales tax and $58 million in proceeds from the sale of surplus state property in to July 2014.  The State used these moneys to retire ERBs in August and September 2014.

The Governor suspended the BSA transfers in each of Fiscal Years 2008-09 through 2013-14 due to the condition of the State General Fund.  The 2014-15 Budget resumes the BSA transfer in Fiscal Year 2014-15, and provides $1.61 billion of additional funds for early retirement of ERBs.  From these funds, the State redeemed $81.14 million of variable rate ERBs on October 14, 2014 and defeased approximately $1.291 billion of fixed rate ERBs on October 20, 2014.  It currently is estimated that all of the ERBs will be effectively retired in 2015.

Tobacco Settlement Revenue Bonds.  In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs") for payment of approximately $25 billion (subject to adjustment) over 25 years.  Under the MSA, half of the money will be paid to the State and half to local governments.  Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment under the MSA, including reduction of the PMs' payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain previously settled states and certain other types of offsets.

In 2003, two separate sales of these assets financed with revenue bonds (the "2003 Bonds") produced about $4.75 billion in proceeds which were transferred to the State General Fund.  In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the State General Fund.  This credit enhancement mechanism was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 and 2013 (the "2005 Bonds" and the "2013 Bonds").  This credit enhancement mechanism only applies to the outstanding principal amount of approximately $2.7 billion of 2005 Bonds and 2013 Bonds.

One of the reserve funds relating to the 2005 Bonds was used to make required debt service interest payments on the 2005 Bonds in 2011 and 2012 in part due to the withholding related to the declining tobacco consumption and disputes over declining PM market share.  The total amount of the draws was approximately $7.94 million.  In April 2013, the reserve fund was replenished in full following the disbursements of the non-participating manufacturer settlement funds and receipt of the scheduled tobacco settlement revenues.  As of June 24, 2014, the amount of the two reserve funds relating to the 2005 Bonds was approximately $246.4 million.  If, in any future year tobacco settlement revenues are less than required debt service payments on the 2005 Bonds and 2013 Bonds in such year, additional draws on the reserve funds with respect to the 2005 Bonds and 2013 Bonds will be required.  Future revenues in excess of debt service requirements, if any, will be used to replenish the reserve funds of the bonds.  Although the State cannot predict the amount of future tobacco settlement revenues, if declines in tobacco consumption continue, or if tobacco settlement revenues are unavailable in currently expected amounts due to future disputes with PMs or for other reasons, the amount of tobacco settlement revenues may be insufficient to pay debt service on the 2005 Bonds and 2013 Bonds, and the Governor would be required to request an appropriation from the State General Fund.  The Legislature, however, is not obligation to grant such a request.

Future Issuance Plans.  Since 2006, a significant amount of new general obligation bonds, lease revenue bonds and Proposition 1A bonds have been authorized by voters and/or the Legislature.  These authorizations led to a substantial increase in the amount of State General Fund-supported debt outstanding, from $44.85 billion as of July 1, 2006 to $86.98 billion as of July 1, 2014, while still leaving current authorized and unissued bonds of about $30.46 billion.  In 2009 and 2010, over $35.07 billion of general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold.  Following the record bond issuance levels in calendar years 2009 and 2010, bond issuance for new money general obligation bonds has substantially decreased as departments work to manage their existing bond cash balances.  In the first half of calendar year 2014, $2.96 billion of new money general obligation and lease revenue bonds were sold, and $795 million of refunding general obligation and lease revenue bonds were sold.  Based on estimates from the State Treasurer's Office, approximately $5.19 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $488.6 million of lease-revenue bonds will be issued in Fiscal Year 2014-15.

With the continued issuance of authorized but unissued new bond sales to occur in the future, the ratio of debt service on general obligation and lease-revenue supported by the State General Fund, to annual State General Fund revenues and transfers, can be expected to fluctuate in future years.  Based on the revenue estimates contained in the 2014-15 Budget and bond issuance estimates, the State General Fund debt ratio is estimated to equal approximately 7.19% in Fiscal Year 2014-15 and 7.08% in Fiscal Year 2015-16.  The total offset for general obligation bond debt service is estimated to equal approximately $1.48 billion for Fiscal Year 2014-15 and $1.57 billion for Fiscal Year 2015-16, which will decrease the debt ratio to 5.81% and 5.69% in Fiscal Years 2014-15 and 2015-16, respectively.

Cash Flow Borrowings and Management.  The majority of State General Fund revenues are received in the latter part of the State's fiscal year, whereas State General Fund expenditures occur more evenly throughout the fiscal year.  The State's cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets.  External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued.  The State has issued RANs in all but one fiscal year since the mid-1980s; such RANs have always been paid at maturity.  RANs must mature prior to the end of the fiscal year of issuance.  If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year.  RANs and RAWs are both payable from any unapplied revenues in the State General Fund on their maturity date, subject to the prior application of such money in the State General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified State General Fund reimbursements.

The State's cash management plan in Fiscal Year 2013-14 consisted primarily of internal borrowing from special funds and issuance of RANs in the amount of $5.5 billion, which were repaid as scheduled in May and June 2014.  The State entered Fiscal Year 2014-15 in the strongest cash position since the start of the recession.  For the first time since 2008, the State began the current fiscal year without any internal borrowings and a positive cash balance in the State General Fund of $1.922 billion.  The State currently expects to manage its cash flow needs for Fiscal Year 2014-15 entirely through the use of internal borrowing and issuance of RANs totaling $2.8 billion.  This is the smallest RAN issuance since Fiscal Year 2006-07.

Ratings.  The current ratings of the State's general obligation bonds are "Aa3" from Moody's, "A" from Fitch and "A+" from S&P.

State Funds and Expenditures

The Budget and Appropriations Process.  The State's fiscal year begins on July 1 and ends on June 30.  The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year.  Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years.  Following the submission of the proposed budget, the Legislature takes up the proposal.  The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.  In connection with the enactment of the 2014-15 Budget, the Legislature placed a constitutional amendment on the November 2014 ballot which, having been approved by the voters, will revise the Proposition 58 requirements starting in Fiscal Year 2015-16.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor.  Pursuant to Proposition 25, enacted on November 2, 2010, and effective immediately, the Budget Act (or other appropriation bills and "trailer bills" which are part of a budget package) must be approved by a majority vote of each House of the Legislature.  (This was a reduction from a requirement for a two-thirds vote.)  The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill.  Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.  Appropriations also may be included in legislation other than the Budget Act.  Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.  Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The State General Fund.  The monies of the State are segregated into the State General Fund and over 1,000 other funds, including special, bond and other funds.  The State General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund.  The State General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.  The State General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties.  The Special Fund for Economic Uncertainties ("SFEU") is funded with State General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases.  Amounts in the SFEU may be transferred by the State to the State General Fund as necessary to meet cash needs of the State General Fund.  The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the State General Fund.  At the end of each fiscal year, the State is required to transfer from the SFEU to the State General Fund any amount necessary to eliminate any deficit in the State General Fund.  In certain circumstances, monies in the SFEU may be used in connection with disaster relief.  For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the State General Fund.  For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the State General Fund so as to show the total monies then available for State General Fund purposes.

The Budget Stabilization Account.  Proposition 58, approved in March 2004, created the BSA.  The provisions of Proposition 58 will be superseded by Proposition 2 which was approved at the November 4, 2014 election.  Proposition 58 provided that beginning with Fiscal Year 2006-07, a specified portion of estimated annual State General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced.  These transfers would have continued until the balance in the BSA reached $8 billion or 5% of the estimated State General Fund revenues for that fiscal year, whichever is greater.  The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target.  Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose.  As of November 2014, a total of $3.101 billion of the $5 billion amount has been applied to the retirement of ERBs.

Governor Brown suspended the State General Fund transfer to the BSA in Fiscal Years 2011- 12, 2012-13, and 2013-14.  In addition, the previous Governor suspended the State General Fund transfer to the BSA for Fiscal Years 2008-09 through 2010-11.  The 2014-15 Budget provides for a transfer of $3.213 billion to the BSA, half of which was used to retire ERBs, with the other half remaining in the BSA as a "rainy day" budgetary reserve.

The Legislature placed a constitutional amendment on the November 2014 ballot ("Proposition 2") for a rainy day fund that requires both paying down liabilities and saving for a rainy day by making specified deposits into the BSA.  Having been approved by State voters, it will go into effect beginning in Fiscal Year 2015-16.  Proposition 2 takes into account the State's heavy dependence on the performance of the stock market and the resulting capital gains.  Under current projections, Proposition 2 would result in over $3 billion in savings and $3 billion in additional debt payments in its first three years of operations.

Inter-Fund Borrowings.  Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the State General Fund.  If State General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the State General Fund.  All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the State General Fund to do so.  Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds.  In general, when moneys transferred to the State General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund, interest must be paid on such excess.  This provision does not apply to temporary borrowings from the BSA or other accounts within the State General Fund.  As of June 30, 2014, there were no loans from the SFEU and other internal sources to the State General Fund, compared to almost $2.435 billion owed at June 30, 2013.  The 2014-15 Budget projects that such loans will total approximately $5.650 billion as of June 30, 2015.

State Expenditures

State Appropriations Limit.  The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit").  The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes.  There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative.  The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.  The Appropriations Limit is tested over consecutive two-year periods.  Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.  The Department of Finance ("DOF") projects appropriations subject to limitation to be approximately $14.34 billion and $11.80 billion under the Appropriations Limit in Fiscal Years 2013-14 and 2014-15, respectively.

Pension Trusts.  The principal retirement systems in which the State participates are the California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS").  CalPERS administers the Public Employees' Retirement Fund ("PERF"), which is a multiple-employer defined benefit retirement plan.  In addition to PERF, CalPERS also administers various other defined benefit plans.  As of June 30, 2013, PERF had 334,083 active and inactive program members and 538,719 total members.  The State's contribution to CalPERS, through the PERF, has increased from $3.00 billion in Fiscal Year 2007-08 to an estimated $3.69 billion in Fiscal Year 2013-14, with an estimated $4.58 billion for Fiscal Year 2014-15.

In March 2011, the CalPERS Board reviewed the discount rate assumption as a result of recent changes to the CalPERS asset allocation, and adopted once again the use of a 7.75% discount rate (investment return) assumption.  At its March 14, 2012, meeting, the CalPERS Board voted to lower the investment earnings assumption to 7.50% commencing for actuarial valuations dated June 30, 2012, which DOF estimated would result in an increase in the State's total contribution for Fiscal Year 2014-15 of approximately $430.1 million (of which approximately $254.2 million would be payable from the State General Fund).  The investment return for the PERF in Fiscal Years 2011-12 and 2012-13 was 0.1% and 13.8%, respectively.  On July 14, 2014, CalPERS reported a 18.4% return on investments for calendar year 2014.

CalSTRS administers an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP").  STRP is a cost-sharing, multi-employer, defined benefit plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system.  As of June 30, 2013, the STRP's defined benefit program included 1,660 contributing employers, 599,219 active and inactive program members and 868,493 total members.  State contributions to CalSTRS have increased from $501 million in Fiscal Year 2007-08 to $779 million in Fiscal Year 2013-14, with an estimated $904 million for Fiscal Year 2014-15.

According to CalSTRS, the biggest source of funding of STRP's defined benefit program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added and a portion of market value gains and losses are added or subtracted.  The assumed investment rate of return on STRP's defined benefit program assets (net of investment and administrative expenses) and the assumed interest to be paid on refunds of member accounts (4.5% in 2013) are based in part on an inflation assumption of 3.0%.  The market value of STRP's defined benefit program's investment portfolio as of June 30, 2013 was $165.8 billion.  The investment return reported by CalSTRS in Fiscal Years 2010-11, 2011-12 and 2012-13 was 23.1%, 1.84% and 13.8%, respectively.  On July 14, 2014, CalSTRS reported a 18.7% return on investments for calendar year 2014.

CalPERS and CalSTRS continue to face large unfunded future liabilities.  The most recent actuarial valuation of CalPERS, based on data through June 30, 2013, showed an accrued unfunded liability allocable to State employees of $36.4 billion on an actuarial value of assets basis, and $49.9 billion on a market value basis.  CalSTRS reported the unfunded accrued liability of STRP's defined benefit program at June 30, 2013 at $73.7 billion on an actuarial value of assets basis, and $74.4 billion on a market value basis.  State General Fund contributions to CalPERS and CalSTRS are estimated in the 2014-15 Budget to be approximately $2.7 billion and $1.5 billion, respectively.  These combined contributions represent approximately 3.8% of all State General Fund expenditures for Fiscal Year 2014-15.  Recent actions by CalPERS to revise its smoothing and amortization policies also is expected to result in more rapid increases in State retirement contributions starting in Fiscal Year 2015-16.

Pension System Reform.  On August 31, 2012, the Legislature approved a comprehensive pension reform package affecting State and local government, which the Governor signed into law on September 12, 2012.  The reform package implements lower defined-benefit formulas with higher retirement ages for new employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions.  These reforms do not change the State's statutory contribution rate to CalSTRS and will not likely have a material effect on State contributions in the short term.  However, additional employee contributions, limits on pensionable compensation, and higher retirement ages for new members will reduce pressure on the system's unfunded liabilities and potentially State contribution levels in the long term.

In a preliminary actuarial analysis, CalPERS noted savings to the State of $10.3 billion to $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs.  The reform also directs savings from additional employee contributions to be used toward additional payments on the State's unfunded liability.  The 2014-15 Budget includes an additional $102.7 million ($70.9 million from the State General Fund) directed toward the State's unfunded pension liability to reflect the savings resulting from increased employee contributions under the reform legislation.

Health and Human Services.  The State provides welfare benefits to certain adults and children living in California.  These benefits generally take the form of cash payments to beneficiaries or programs pursuant to which beneficiaries receive food or employment assistance.  Many of these programs are funded with a combination of federal, State and local funds.  The federal government pays a substantial portion of welfare benefit costs, subject to a requirement that states provide significant matching funds.  Federal law imposes detailed eligibility and programmatic requirements in order for states to be entitled to receive federal funds.  Federal law also imposes time limits on program availability for individuals and establishes certain work requirements.  The primary federal law establishing funding and eligibility standards is The Personal Responsibility and Work Opportunity Reconciliation Act of 1996.  Significant elements of this law include:  (i) Temporary Assistance for Needy Families ("TANF"), a block grant program; and (ii) the Supplemental Nutrition Assistance Program at the federal level (referred to as "CalFresh" in California).  The California Work Opportunity and Responsibility to Kids ("CalWORKs") contains time limits on receipt of welfare aid.  The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.  The CalWORKs caseload projections are 551,100 and 541,281 cases in Fiscal Years 2013-14 and 2014-15, respectively.  Since CalWORKs' inception in January 1998, caseload is estimated to have declined by approximately 15.6%.

The State's required expenditures under federal law are referred to as "Maintenance of Effort" or "MOE."  California's required MOE is generally equal to 75% of federal Fiscal Year 1994 historic expenditures.  However, in order to qualify for that level of MOE, the State is required to demonstrate a 50% work participation rate among all families.  The federal government determined that the State failed to meet this requirement for federal Fiscal Years 2007 through 2010, and the State is therefore subject to a penalty.  The federal government waived the penalty for federal Fiscal Year 2007, but required the State to increase the required MOE to 80% of federal Fiscal Year 1994 historic expenditures.  As a result, the State was required to increase its MOE expenditure by approximately $180 million.  The 2014-15 Budget continues to reflect this increase in MOE spending.  Currently, the State is seeking relief from the 2008, 2009, 2010 and 2011 penalties (estimated to be approximately $47.7 million, $113.6 million, $179.7 million and $246.1 million for federal Fiscal Years 2008, 2009, 2010 and 2011, respectively).  In April 2014, the State submitted a corrective compliance plan to the federal government.  On June 24, 2014, the federal government approved the State's plan which requires California to meet or exceed federal work participation rate requirements by September 30, 2015 to avoid incurring fiscal penalties.  In Fiscal Years 2013-14 and 2014-15, $541.7 million and $377.4 million, respectively, in federal TANF is estimated to be transferred to the California Student Aid Commission to offset State General Fund costs in Cal Grants.

Health Care.  Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage.  Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment.  Also, federal matching funds are available if the State chooses to provide any of numerous optional benefits.  The federal government pays for half of the cost of providing standard program benefits.  Approximately 8.3 million Medi-Cal beneficiaries (more than 70% of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans.  Average monthly caseload in Medi-Cal was projected to be 9.36 million in Fiscal Year 2013-14.  Caseload is expected to increase in Fiscal Year 2014-15 by approximately 2.14 million (22.9%) to 11.5 million people, largely as a result of the implementation of federal health care reform and the shift of children from the Healthy Families program to Medi-Cal.

Federal health care reform expanded the health insurance exchange, which is a new marketplace in which individuals who do not have access to public coverage or affordable employer coverage can purchase insurance and access federal tax credits, and also provides for the expansion of Medicaid by simplifying rules affecting eligibility, enrollment, and retention and providing an optional expansion to adults with incomes up to 138% of the federal poverty level.  Specified rate increases are required for primary care for two years beginning January 1, 2013, and California was prohibited from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements go into effect in 2014.  Medi-Cal expenditures are estimated to be $62.8 billion ($16.8 billion State General Fund) in Fiscal Year 2013-14 and $91.1 billion ($17.5 billion from the State General Fund) in Fiscal Year 2014-15.  Health care reform may result in a significant net increase of State General Fund program costs in Fiscal Year 2013-14 and beyond.  The 2014-15 Budget sets aside $477.7 million from the State General Fund in Fiscal Year 2014-2015 for the costs of expanded eligibility and enhanced benefits under federal health care reform.

Unemployment Insurance.  The Unemployment Insurance ("UI") program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own.  The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.  Due to the high rate of State unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants.  The State reported that the UI Fund had a deficit of $10.2 billion at the end of 2012, and projected that, absent changes to the UI Fund financing structure, the UI Fund would have a deficit of $9.7 billion at the end of 2013 and $8.8 billion at the end of 2014.

Commencing in January 2009, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments.  Pursuant to federal law, if the State is unable to repay the loan within the same year it is taken, state funds must be used to pay the annual interest payments on the borrowed funds.  Interest payments of $303.5 million and $308.2 million were made in 2011 and 2012, respectively.  Given the condition of the State General Fund in those years, loans were authorized from the Unemployment Compensation Disability Fund to the State General Fund to pay the UI interest expense.  The interest payment for September 2013 of $259 million was paid from the State General Fund.  The 2014-15 Budget provides $218.5 million from the State General Fund to make the 2014 interest payment.  Interest will continue to accrue and be payable annually until the principal on the UI loan is repaid.  The interest due after Fiscal Year 2014-15 will depend on a variety of factors, including the actual amount of the federal loan outstanding and the interest rate imposed by the federal government.

Local Governments.  The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas.  There also are 482 incorporated cities and thousands of special districts formed for education, utility and other services.  The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.  Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010, dramatically changed the State-local fiscal relationship.  These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act.  One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle.  In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive.  This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years.  This arrangement continued without change in the 2014-15 Budget.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A to borrow an amount equal to about 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years.  State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government operated joint powers agency ("JPA").  The JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations.  Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) in June 2013, from the State General Fund.  Proposition 22, however, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources.  Allocation of local transportation funds cannot be changed without an extensive process.  Proposition 1A borrowing incurred as part of the Amended 2009 Budget Act was not affected by Proposition 22.

Trial Courts.  Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system.  The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties.  In addition, legislation enacted in 2008 provides California's court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays.  The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds, of which $1.2 billion has been issued to date through the SPWB.  Additional legislative authorization is required prior to the issuance of such lease-revenue bonds.  The 2014-15 Budget includes $54.2 million in court construction funds to support the new Long Beach Courthouse service fee payment.  The service fees are subject to appropriation by the Legislature and are expected to total approximately $2 billion over a period of 35 years.

The State's trial court system will receive approximately $1.9 billion in State resources in Fiscal Year 2013-14 and $2.1 billion in Fiscal Year 2014-15, as well as $499 million in resources from counties in each fiscal year.  The 2014-15 Budget includes a State General Fund augmentation of $129.1 million to support the State's trial court system and up to $30.9 million to backfill the anticipated loss of revenue in the Trial Court Trust Fund during fiscal year 2014-15.  The 2014-15 Budget also includes $145.3 million for seventeen court construction projects, including $101.7 million from lease revenue bonds, with debt service expected to be paid from future court construction revenues.

Proposition 98.  On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act."  Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of State General Fund revenues.  Any amount not funded by local property taxes is funded by the State General Fund.  Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of State General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the State General Fund tax revenues, based on Fiscal Year 1986-87 appropriations.  However, that percentage has been adjusted to approximately 39.5% to account for a subsequent redirection of local property taxes that directly affected the share of State General Fund revenues to schools.  Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period.  Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers were made in Fiscal Year 2012-13 or Fiscal Year 2013-14 and none are expected to be made for Fiscal Year 2014-15.

The 2014-15 Budget continues to include the additional tax revenues generated by the passage of the Proposition 30 in November 2012, which requires that additional tax revenues generated by temporary increases in personal income tax and sales and use tax rates be deposited into a newly created Education Protection Account ("EPA").  The funds deposited into the EPA offset $7.5 billion in base Proposition 98 guarantee costs that would have otherwise been funded by the State General Fund in Fiscal Year 2014-15.  In addition to those revenues, the passage of Proposition 39, the California Clean Energy Jobs Act, will provide a $705 million increase in the Proposition 98 minimum guarantee.  Of this amount, $352.5 million will be transferred to the Clean Energy Jobs Creation Fund in support of energy efficiency related activities in public schools and community colleges.

The 2014-15 Budget Proposition 98 guarantee level includes changes in revenues and "rebenching" of the guarantee (i.e., a change in the minimum guarantee percentage of State General Fund revenues).  The major changes in revenues are the inclusion of the revenues generated from Proposition 30 and Proposition 39, the on-going increase in local tax revenues resulting from the elimination of redevelopment agencies and the distribution of cash assets previously held by redevelopment agencies ("RDAs").  In addition to these major changes, an overall increase in personal income tax, sales and use tax, and base local property tax revenues, result in an increase in the Proposition 98 minimum guarantee.  Proposition 98 funding in Fiscal Year 2014-15 is projected to be $60.9 billion.  Of this amount, the State General Fund share in Fiscal Year 2014-15 is $44.5 billion, including $7.5 billion in EPA revenues.

 Constraints on the Budget Process.  Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets.  More recently, a new series of Constitutional amendments have affected the budget process.  These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, Proposition IA, approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation, and Propositions 30 and 39, which were passed in November 2012.

Proposition 58 (Balanced Budget Amendment).  Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the State General Fund and restricts future borrowing to cover budget deficits.  As a result, the State may have to take more immediate actions to correct budgetary shortfalls.  Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance.  The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Proposition 58 also requires that a special reserve (the BSA) be established in the State General Fund.  The BSA is funded by annual transfers of specified amounts from the State General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.  Proposition 58 also prohibits certain future borrowing to cover budget deficits.  This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing.  The restriction does not apply to certain other types of RANs or RAWs currently used by the State or inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004).  Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004.  Beginning with Fiscal Year 2008-09, the State was able to borrow up to 8% of local property tax revenues, but only if the Governor proclaimed such action was necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approved the borrowing.  The amount borrowed is required to be paid back within three years.  The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years.  In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the Statewide local sales tax.  The provisions of Proposition 1A allowing the State to borrow money from local governments from time to time have been deleted by Proposition 22 of 2010, which permanently prohibits any future such borrowing.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years.  The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority.  This borrowing generated $1.998 billion that was be used to offset State General Fund costs for a variety of court, health, corrections and K-12 programs.  Pursuant to Proposition 1A, the State was required to repay the local government borrowing no later than June 15, 2013.  The 2012 Budget Act included $2.1 billion to fully retire the outstanding obligations, with interest, to be paid from the State General Fund, and repayment was made in June 2013.

Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates.  The 2014-15 Budget suspends 60 mandates subject to Proposition 1A for Fiscal Year 2014-15.  The total estimated back cost owed on these mandates is approximately $900 million, an amount that would be payable if the Legislature choses to fund all suspended mandates.

Proposition 49 (After School Education Funding).  An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools.  This increase was first triggered in Fiscal Year 2004-05, which increased funding for these programs to $122 million; since Fiscal Year 2006-07, these programs have been funded at $550 million annually.  These funds are part of the Proposition 98 minimum-funding guarantee for K-14 education and can only be reduced in certain low revenue years.

Transportation Financing (Proposition 1A of 2006).  On November 7, 2006, voters approved Proposition 1A to protect Proposition 42 transportation funds from any further suspensions.  The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the State General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period.  The Budget Acts for Fiscal Years 2006-07 through 2010-11 all fully funded the Proposition 42 transfer and partially repaid two earlier suspensions (in Fiscal Years 2003-04 and 2004-05).  The 2011 Budget Act included an elimination of the State sales tax rate on gasoline and an increase in gasoline excise taxes, effectively removing the revenue subject to these restrictions from the tax system.  However, consistent with the requirements of Proposition 1A of 2006, the 2014-15  Budget includes $83 million in Fiscal Year 2014-15 to repay a portion of past suspensions.  The final payment of $85 million is scheduled for Fiscal Year 2015-16.

Local Government Funds (Proposition 22 of 2010).  On November 2, 2010, voters approved Proposition 22, which supersedes some parts of Proposition 1A, prohibiting any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and also prohibits changes in the allocation of property taxes among local governments designed to aid State finances.  Proposition 22 also supersedes Proposition 1A in that it prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings.  Any law enacted after October 29, 2009 inconsistent with Proposition 22 was repealed.

Increases in Taxes or Fees (Proposition 26 of 2010).  On November 2, 2010, voters approved this measure, which revises provisions in the State's Constitution dealing with tax increases.  The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote.  Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote.  Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote.

The Schools and Local Public Safety Protection Act of 2012 (Proposition 30).  On November 6, 2012, voters approved Proposition 30, which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State sales tax rate, and specified that the additional revenues will support K-14 public schools and community colleges as part of the Proposition 98 guarantee.  Proposition 30 also placed into the State Constitution the current statutory provisions transferring 1.0625% of the State sales tax to local governments to fund the "realignment" program for many services including housing criminal offenders.

The California Clean Energy Jobs Act (Proposition 39).  On November 6, 2012, voters approved Proposition 39 thereby amending state statutes governing corporation taxes by reversing a provision adopted in 2009 giving corporations an option on how to calculate the portion of worldwide income attributable to California.  By requiring corporations to base their state tax liability on sales in California, it is estimated that State revenues would be increased by $600 to $825 million per year starting in Fiscal Year 2013-14.  The measure also, for five years, dedicates 50% (up to $550 million) per year from this increased income to funding of projects that create energy efficiency and clean energy jobs in California.

Tax Revenues.  Tax revenues in Fiscal Year 2013-14 are estimated to total $102.2 billion.  Of this amount personal income tax accounts for $66.52 billion (65.1%), sales and use tax accounts for $22.76 billion (22.3%), corporation tax accounts for $8.11 billion (7.9%), insurance tax accounts for $2.3 billion (2.3%), "other" taxes (inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees, trailer coach license fees) accounts for $2.05 billion (2.0%).  Tax revenues in Fiscal Year 2014-15 are projected to total $105.5 billion.  Of this amount personal income tax accounts for $70.24 billion (66.6%), sales and use tax accounts for $23.82 billion (22.6%), corporation tax accounts for $8.91 billion (8.4%), insurance tax accounts for $2.38 billion (2.3%), "other" taxes (inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees, trailer coach license fees) accounts for 1.3 billion (1.3%).  DOF reported that total revenues for October 2014 were $719 million above the 2014-15 Budget forecast of $6.369 billion.  Fiscal Year 2014-15 year-to-date revenues are $1.033 billion above the 2014-15 Budget estimate of $27.956 billion.

Proposition 30 provides for an increase in the personal income tax rate of 1.0% for joint filing taxpayers with income above $500,000 and equal to or below $600,000; 2.0% increase for incomes above $600,000 and equal to or below $1,000,000; and 3.0% increase for incomes above $1,000,000.  Tax rates for single filers will start at incomes one half those for joint filers.  It is estimated that the additional revenue from the addition of the three new tax brackets was, or will be, $3.4 billion in Fiscal Year 2011-12, $5.5 billion in Fiscal Year 2012-13, $5.7 billion in Fiscal Year 2013-14 and $5.6 billion in Fiscal Year 2014-15.  Proposition 30 also added a 0.25% additional sales tax rate from January 1, 2013 through December 31, 2016, with 1.0625% of the sales tax rate dedicated to local governments.  The 1.0625% of the sales tax rate was expected to generate $5.8 billion in Fiscal Year 2013-14 and $6.2 billion in Fiscal Year 2014-15.

Special Fund Revenues.  The State Constitution and statutes specify the uses of certain revenue.  Such receipts are accounted for in various special funds.  In general, special fund revenues comprise three categories of income:  (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).  Motor vehicle related taxes and fees are projected to account for approximately 26% of all special fund revenues in Fiscal Year 2014-15.  Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs.  In Fiscal Year 2014-15, $11.8 billion is projected to come from the ownership or operation of motor vehicles.  About $4.4 billion of this revenue is projected to be returned to local governments.  The remainder will be available for various State programs related to transportation and services to vehicle owners.

State Economy and Finances

The economic downturn of the last few years adversely affected the State's budget situation.  Despite the economy's gradual recovery, in 2011, the State faced $20 billion in expected annual gaps between its revenues and spending for the ensuing several years.  The State's fiscal challenges were exacerbated by unprecedented levels of debts, deferrals and budgetary obligations accumulated over the prior decade.  The State has enacted and maintained significant spending reductions since 2011.  Despite these significant budgetary improvements, there remain a number of material risks and pressures that threaten the State's financial condition, including the need to repay billions of dollars of obligations that were deferred to balance budgets during the economic downturn.  With the significant spending cuts enacted over the past three years and new temporary revenues, the State's budget now is projected to remain balanced within the projection period ending in Fiscal Year 2017-18.  Risks to the budget, however, still remain.  Potential cost increases associated with actions to reduce the federal deficit, federal government actions, court decisions, the pace of the economic recovery, an aging population and rising health care and pension costs all threaten the ability of the State to achieve and maintain a balanced budget over the long term.  Another threat is the overhang of billions of dollars of obligations which were deferred to balance budgets during the economic downturn.  In addition, the State's revenues (particularly taxes on capital gains) can be volatile and correlates to overall economic conditions.

Fiscal Year 2013-14 Budget.  The Fiscal Year 2013-14 Budget provided a multi-year State General Fund plan that was balanced.  It projected a $1.1 billion reserve by the end of Fiscal Year 2013-14, and continued to pay down budgetary debt from past years.  State General Fund revenues and transfers for Fiscal Year 2013-14 were projected at $97.1 billion, a decrease of $1.1 billion (1.1%) compared with revised estimates for Fiscal Year 2012-13.  State General Fund expenditures for Fiscal Year 2013-14 were projected at $96.3 billion, an increase of $0.6 billion (0.6%) compared with revised estimates for Fiscal Year 2012-13.

As enacted, the Fiscal Year 2013-14 Budget has the following significant components by major program area:

1.	Proposition 98. Proposition 98 funding of $55.3 billion, of which $39.1 billion was funded from the State General Fund.

2.
Higher Education.  Total funding of $25.4 billion for all major segments of Higher Education, including $13.1 billion from the State General Fund and local property taxes for the California Community Colleges.  The remaining funds included special and bond funds.

3.	Health and Human Services. Total State funding of $46 billion, including $28.1 billion from the State General Fund. The remaining funding was provided from special and bond funds.

4.	Prison Funding. Total State funding of $11.2 billion, including $8.9 billion from the State General Fund, for the California Department of Corrections and Rehabilitation.

5.
Redevelopment Agencies.  The elimination of RDAs was projected to offset $1.5 billion of Proposition 98 costs in Fiscal Year 2013-14, of which $824 million was from property taxes that will be distributed to local school districts, and $707 million was from distribution of excess RDA cash.

6.
Other Revenues and Transfers.  The Fiscal Year 2013-14 Budget reflected a delay in repayment of approximately $1 billion of loans scheduled for repayment in Fiscal Year 2013-14 (as projected in the 2012 Budget Act).  Additionally, the 2013 Budget Act authorized a $500 million loan to the State General Fund from the Greenhouse Gas Reduction Fund (Cap and Trade).

7.
Health Care Reform.  The Fiscal Year 2013-14 Budget included $195.6 million for costs relating to implementation of federal health care reforms.  State General Fund net costs of expanded eligibility and enhanced benefits under health care reform were estimated to increase to approximately $700 million in Fiscal Years 2014-15 and 2015- 16.

8.	Unemployment Insurance Interest Repayment. In Fiscal Year 2013-14, the interest payment of $261.5 million was paid from the State General Fund.

Fiscal Year 2014-2015 Budget.  The 2014-15 Budget, enacted on June 20, 2014, provides for a multi-year State General Fund plan that is balanced, establishes a rainy day fund, addresses certain CalSTRS unfunded liabilities and pays down a substantial portion of budgetary debt from past years.  State General Fund revenues and transfers for Fiscal Year 2014-15 are projected to be $105.5 billion, an increase of $3.3 billion (3.2%) compared with revised estimates for Fiscal Year 2013-14.  State General Fund expenditures for Fiscal Year 2014-15 are projected at $108 billion, an increase of $7.3 billion (7.2%) compared with revised estimates for Fiscal Year 2013-14.  The 2014-15 Budget projects a $449 million reserve at the end of Fiscal Year 2014-15, in addition to a projected $1.606 billion in the BSA.

For the first time since Fiscal Year 2007-08, full funding of the BSA will occur during Fiscal Year 2014-15.  Pursuant to Proposition 58 of 2004, the State will set aside 3% of estimated State General Fund revenues, estimated at about $3.2 billion, in the BSA.  Under Proposition 58, half this amount will remain in the BSA, and half will be transferred to a redemption account to retire ERBs.  Under the State's budgeting procedures, the $1.6 billion transferred to the BSA for "rainy day" purposes will be reflected as a reduction of revenues and transfers, while the $1.6 billion used to retire ERBs will be reflected as an expenditure of State General Fund resources.

The 2014-15 Budget has the following other major components:

1.
Proposition 98.  Funding of $60.9 billion for Fiscal Year 2014-15, of which $44.5 billion is from the State General Fund.  When combined with State General Fund increases of $4.9 billion in Fiscal Years 2012-13 and 2013-14, the 2014-15 Budget includes a $10.3 billion increase in the State General Fund investment in K-14 education compared to the Fiscal Year 2013-14 Budget.

2.
Higher Education.  Total State funding of $13 billion for all major segments of Higher Education, including $12.6 billion from the State General Fund (both Non-Proposition 98 and Proposition 98), an increase of $1.2 billion State General Fund from revised estimates for Fiscal Year 2013-14.  The remaining funds include special and bond funds.

3.	Health and Human Services. Includes $49 billion, including $29.7 billion from the State General Fund and $19.4 billion from special funds, for these programs.

4.	Implementation of the Affordable Care Act. Includes $14.5 billion, including $477.7 million from the State General Fund, to implement federal health care reform.

5.	Prison Funding. Total State funding of $12.0 billion, including $9.6 billion from the State General Fund and $2.4 billion from special funds, for the Department of Corrections and Rehabilitation.

6.
Redevelopment Agency Dissolution Savings.  Includes Proposition 98 General Fund savings of $1.1 billion in Fiscal Year 2013-14 and $811 million in Fiscal Year 2014-15.  This reflects the receipt of a like amount of property tax revenues in each fiscal year by K-12 schools and community colleges.

7.
Payment of Interest on Unemployment Insurance Fund Debt.  $218.5 million from the State General Fund to make the 2014 interest payment on the outstanding loan from the federal unemployment account.  Interest will continue to accrue and be payable annually until the principal on the loan is repaid.

8.
"Trigger" Mechanism for Additional General Fund Expenditures.  Includes provisions that would require, if State revenues rise higher than anticipated, further reducing or eliminating the remaining $1 billion in school deferrals and $800 million in local government mandate claims.  Property taxes have recently been certified at a level that is not higher than anticipated in the 2014-15 Budget and do not require deferred maintenance expenditures.

9.
Paying Down Debts and Liabilities.  Reductions of more than $10 billion of debts, deferrals, and budgetary obligations accumulated over the prior decade by paying down the deferral of payments to schools by $5 billion, redemption and retirement of ERBs, repaying various special fund loans and funding $100 million in mandate claims that have been owed to local governments since at least 2004.

10.
Shoring Up Teacher Pensions.  The 2014-15 Budget sets forth a plan of shared responsibility among the State, school districts and teachers to eliminate the current unfunded liability in CalSTRS in about 30 years.  The first year's contributions total about $275 million ($59.1 million of which is from the State General Fund).  The contributions will increase in subsequent years, reaching more than $5 billion annually in total funds (approximately $900 million of the State General Fund), when the rates are fully phased in for all parties by 2020-21.

The 2014-15 Budget also revised various estimates involving the State General Fund beginning balance, revenues and expenditures for Fiscal Year 2013-14.  The 2014-15 Budget projects a positive State General Fund reserve balance of $2.95 billion for Fiscal Year 2013-14, compared to the positive balance of $1.1 billion estimated when the 2013-14 Budget was enacted.  State General Fund revenues and transfers for Fiscal Year 2013-14 are projected at a revised $102.2 billion, which is $5.1 billion higher than the estimate of $97.1 billion when the 2013-14 Budget was enacted.  State General Fund expenditures for Fiscal Year 2013-14 are projected at $100.7 billion, an increase of $4.4 billion compared with the estimate of $96.3 billion when the 2013-14 Budget was enacted.

Litigation

The State is a party to numerous legal proceedings.  The following describes litigation matters that are pending with service of process on the State accomplished and have been identified by the State as having a potentially significant fiscal impact upon State revenues or expenditures.  The State makes no representation regarding the likely outcome of these matters.

Action Challenging Cap and Trade Program Auctions.  In California Chamber of Commerce, et al. v. California Air Resources Board, business interests and a taxpayer challenge the authority of the California Air Resources Board to conduct auctions under the State's cap and trade program and allege that the auction revenues are an unconstitutional tax under the California Constitution.  A second lawsuit raising substantially similar claims, Morning Star Packing Co., et al. v. California Air Resources Board has been filed and consolidated with the Chamber of Commerce matter.  The trial court ruled for the California Air Resources Board, finding that it had the authority to conduct the auctions, and that the auction does not constitute an unconstitutional tax.  Petitioners have appealed.

Actions Challenging School Financing.  In Robles-Wong, et al. v. State of California and California Teachers Association Complaint in Intervention, plaintiffs challenge the constitutionality of the State's "education finance system."  Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators, the California School Boards Association and the California Teachers Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court.  It is currently unknown what the fiscal impact of this matter might be upon the State General Fund.  In a related matter, Campaign for Quality Education et al. v. State of California, plaintiffs also challenge the constitutionality of the State's education finance system.  The court issued a ruling that there was no constitutional right to a particular level of school funding.  The court allowed plaintiffs to amend their complaint with respect to alleged violation of plaintiffs' right to equal protection.  Plaintiffs in each of these matters elected not to amend, and both matters were dismissed.  Plaintiffs in each matter have appealed.

In California School Boards Association v. State of California, the plaintiff has filed an amended complaint that challenges the use of block grant funding to pay for education mandates in the 2012 Budget Act and associated trailer bills.  The amended complaint also contends that recent changes to the statutes that control how education mandates are directed and funded violate the requirements of the California Constitution that the State pay local school districts for the costs of state mandated programs.  If the court declares that the State has failed to properly pay for mandated educational programs, the State will be limited in the manner in which it funds education going forward.

Actions Challenging Statutes Which Reformed California Redevelopment Law.  In California Redevelopment Association, et al. v. Matosantos, et al., the California Supreme Court upheld the validity of legislation dissolving all local RDAs and invalidated a second law that would have permitted existing RDAs to convert themselves into a new form of RDA and continue to exist, although they would have to pay higher fees to school, fire and transit districts to do so.  A second case challenging the constitutionality of these statutes, City of Cerritos, et al. v. State of California, raises the same theories advanced in Matosantos, and also contains various other procedural challenges.  On January 27, 2012, the trial court denied plaintiffs' motion for a preliminary injunction.  Plaintiffs appealed.  Plaintiff's request to stay portions of the legislation was denied by the appellate court.

There are over 100 pending actions that challenge implementation of the statutory process for winding down the affairs of the RDAs.  Some of the pending cases challenge the provision that requires successor agencies to the former RDAs to remit certain property tax revenues or other funds that the successor agency had received, or face a penalty.  One such case, City of Brentwood, et al. v. California Department of Finance, et al., challenges provisions that retroactively invalidate transfers of funds from a former RDA to the city or county that created the RDA, and require redistribution of those funds.  The trial court denied the petition in this matter and petitioners have appealed.  Another case, League of California Cities, et al. v. Matosantos, et al., challenges the statutory mechanisms for the DOF or the county auditor-controller to recover disputed amounts.  The trial court denied the petition for a writ, but on reconsideration granted the writ in part, striking down provisions that permitted the State to withhold a city's sales and use tax.  The State has appealed.  Another matter asserting similar arguments was heard by the trial court on September 20, 2013, and the court issued a ruling in favor of the State.  In Affordable Housing Coalition v. Sandoval plaintiffs argue that all former RDAs had obligations to pay for affordable housing that should be funded going forward on an implied contracts theory.  A motion for class action status in this matter was denied.

Action Regarding Furlough of State Employees.  In several cases, petitioners challenged the former Governor's executive orders issued in December 2008, July 2009 and July 2010 directing the furlough without pay of State employees.  On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor's December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the revisions to the 2008 Budget Act.  (Professional Engineers in California Government ("PECG"), et al. v. Schwarzenegger, et al.)  Most of the remaining cases that challenge the two furlough orders issued in July 2009 and/or July 2010 have been dismissed or settled.  The pending cases include the following:

Two cases challenge the furloughs of certain categories of employees, such as those paid from funds other than the State General Fund or who otherwise assert a claim not to be furloughed on a basis outside of the rationale of the Supreme Court's decision.  These two cases are PECG v. Schwarzenegger, et al. and California Association of Professional Scientists v. Schwarzenegger, et al.  The trial court granted the petition, in part, finding that two furloughed days in March 2011 were unlawful for certain employees.  On appeal the trial court ruling was affirmed.  The State elected not to request review by the California Supreme Court.

In Horton v. Brown, et al., plaintiff asserts a class action on behalf of all gubernatorial and certain other appointees.  The complaint alleges that such appointees were exempt from civil service rules, and therefore should not have been furloughed.  The trial court granted the State's motion to strike certain claims and the appellate court rejected the plaintiff's appeal.  The trial court denied plaintiff's motion for class certification.  Because class certification was denied, any fiscal impact on the State's General Fund is expected to be modest.  In PECG, et al. v. Brown et al., PECG challenges the implementation of the 2012 furlough program, for the period of July 1, 2012 through June 2013, alleging an unlawful impairment of contractual rights in the bargaining agreement.  The trial court ruled for the State and petitioners filed a notice of appeal.  In Vent v. Brown, et al., an individual state employee challenges both Governor Schwarzenegger's furlough order and the 2012 furlough program and seeks back pay for herself and other attorneys employed by the State.

Action Challenging Use of Mortgage Settlement Proceeds.  In National Asian American Coalition, et al. v. Brown, et al., three non-profit organizations allege that approximately $369 million received by the State in 2012 in connection with the nationwide settlement between states and certain mortgage servicers was deposited in a special fund intended to provide assistance to California homeowners, but that such settlement monies were instead used for other purposes in the Fiscal Year 2012-13 budget.  The plaintiffs allege the use of the settlement monies was inconsistent with the terms of the settlement agreement and California law, and seek to compel state officials to return the monies to the special fund.

Action Challenging Fire Prevention Fee.  In Howard Jarvis Taxpayers Association, et al. v. California Department of Forestry and Fire Protection, et al., plaintiffs challenge a fire prevention fee imposed on owners of structures situated on property for which the State is primarily responsible for fire prevention.  The plaintiffs assert that the fee is a "tax" that was invalidly enacted without the required 2/3 vote of the Legislature.  The complaint is styled as a class action on behalf of property owners who are subject to and have paid the fee, and seeks a declaration that the fee is invalid and a refund of fees paid.

Tax Refund Cases.  Six actions have been filed contending that the Legislature's modification of part of the State's tax code that implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional.  Kimberly-Clark Worldwide, Inc., et.  al. v. Franchise Tax Board; Gillette Company and Subsidiaries v. Franchise Tax Board; Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board; Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board; RB Holdings (USA), Inc. v. Franchise Tax Board and Jones Apparel Group v. Franchise Tax Board, now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board.  The trial court ruled for the State in each of these matters, but the appellate court ruled in favor of the taxpayers.  The California Supreme Court granted the State's petition for review.  If the Gillette taxpayers are ultimately successful in their suit for refund, the vast majority of the revenue loss may not occur for several years, but could reach an estimated $750 million.

A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board.  Bakersfield Mall LLC v. Franchise Tax Board was filed as a purported class action on behalf of all limited liability companies operating solely in California and is pending in the trial court.  A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action.  CA-Centerside II, LLC v. Franchise Tax Board.  The cases are coordinated for hearing, but the coordination trial judge denied the plaintiffs' joint motion for class certification and plaintiffs appealed.  If this order is reversed and the cases proceed as class actions, the claimed refunds could be significant (in excess of $500 million).

Lucent Technologies, Inc. v. State Board of Equalization ("Lucent I"), a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software.  A second case, Lucent Technologies, Inc. v. State Board of Equalization ("Lucent II"), involving the same issue but for different tax years than in the Lucent I matter, has been consolidated with the Lucent I case.  In a similar case, Nortel Networks Inc. v. State Board of Equalization, the trial court ruled in favor of plaintiff and the ruling was affirmed on appeal.  The adverse ruling in Nortel, unless limited in scope by a decision in the Lucent matters, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $300 million annually, on tax revenues.  In the Lucent matters, the trial court granted plaintiffs' motion for summary judgment and denied the Board of Equalization's motion for summary judgment.  Judgment was entered for plaintiffs and the Board of Equalization appealed.

Harley Davidson, Inc. and Subsidiaries v. California Franchise Tax Board and Abercrombie & Fitch Co. & Subsidiaries v. California Franchise Tax Board both challenge the constitutionality of a State tax code provision, allowing intrastate unitary businesses the option to report their income on a separate rather than combined basis.  The trial court in Harley Davidson sustained a motion to dismiss on this issue without leave to amend; the issue is now pending on appeal.  Trial in Abercrombie is set for February 2015.  Should this provision be invalidated, a significant amount of otherwise apportionable income from multi-state unitary businesses would be removed from the State's taxing power.  At this time, it is unknown what future fiscal impact a potential adverse ruling would actually have on corporation taxes (including potentially rebates of previously collected taxes and reduced future tax revenue) because of the uncertainty regarding the number of businesses which currently pay the tax and how taxation on those companies would change as a result of an adverse ruling.  However, the fiscal impact could be significant.  The Harley Davidson case also raises the issue raised in the Gillette case regarding modification of the apportionment formula for multi-state businesses; resolution of this issue in Harley Davidson has been deferred to await the outcome of the issue in Gillette.

Environmental Matters.  In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site.  Also a party is Atlantic Richfield Company ("ARCO"), the successor in interest to the mining company that caused certain pollution of the mine site.  The Leviathan Mine site is listed on the Environmental Protection Agency Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State.  The Board has undertaken certain remedial action at the mine site, but the Environmental Protection Agency's decision on the interim and final remedies are pending.  ARCO filed a complaint on November 9, 2007, against the State, the State Water Resources Control Board, and the Board (Atlantic Richfield Co. v. State of California).  ARCO seeks to recover past and future costs, based on the settlement agreement, the State's ownership of the property, and the State's allegedly negligent past cleanup efforts.  The October 2012 trial date for this matter has been postponed until June 2014 to permit the parties to continue settlement negotiations.  It is possible these matters could result in a potential loss to the State in the hundreds of millions of dollars.

In Consolidated Suction Dredge Mining Cases (Karuk Tribe v. DFG), environmental and mining interests challenge the State's regulation of suction dredge gold mining.  After initially prohibiting such mining except pursuant to a permit, the Legislature subsequently placed a moratorium on all suction dredging.  The cases have been consolidated for hearing by the court.  One of these matters, The New 49'ERS, Inc. et al. v. California Department of Fish and Game, claims that federal law preempts and prohibits State regulation of suction dredge mining on federal land.  Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken.  The parties are engaged in ongoing judicially-supervised settlement negotiations.

In City of Colton v. American Professional Events, Inc. et al, two defendants involved in a liability action for contaminated ground water have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.  In a related action, Emhart Industries v. Regional Water Quality Control Board, another defendant in an action involving liability for contaminated groundwater seeks indemnification from the State and the Regional Water Quality Control Board in an amount up to $300 million.

Escheated Property Claims.  In Taylor v. Chiang, plaintiffs claim that the State's unclaimed property program violates the U.S. Constitution and various federal and State laws.  They assert that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property.  Although the case is styled as a class action, no class has been certified.  Plaintiffs also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment.  The district court ruled against plaintiffs in a related action, Suever v. Connell.  The Ninth Circuit affirmed and the U.S. Supreme Court denied review.  Meanwhile, the Taylor plaintiffs amended their complaint to allege that the Controller applies certain notice requirements in ways that violate State and federal law, and the district court granted the State's motion to dismiss plaintiffs' claims.  Plaintiffs have appealed this ruling.

Action Seeking Damages for Alleged Violations of Privacy Rights.  In Gail Marie Harrington-Wisely, et al. v. State of California, et al., plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband.  This matter has been certified as a class action.  The trial court granted judgment in favor of the State.  Plaintiffs' appeal has been dismissed and the trial court denied plaintiff's motion for attorneys' fees.  The parties agreed to a stipulated judgment and dismissed the case subject to further review if the Department of Corrections decides to use similar technology in the future.  Plaintiffs have filed another appeal.  If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the Finance Tax Board involving a claimed change of residence from California to Nevada.  Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit.  The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling.  The economic damages claim exceeds $500 million.  On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, plus interest and attorneys' fees, for a total of approximately $490 million.  The total judgment with interest is currently approximately $600 million.  On September 18, 2014, the Nevada Supreme Court reversed the judgment on most of the plaintiff's claims and the award of punitive damages.  The court upheld the award of approximately $1.08 million in damages on the fraud claim, reversed the award of damages for the infliction of emotional distress claim, remanding that claim to the trial court for a new trial on the issue of damages and reversed and remanded the award of prejudgment interest and costs.  Each party filed a petition for rehearing in the Nevada Supreme Court, seeking rehearing of certain of the issues determined by the Nevada Supreme Court.  Plaintiff's petition relates to the invasion of privacy claims and the Franchise Tax Board's petition related to the intentional infliction of emotional distress and fraud claims.

Action Regarding Special Education.  Plaintiffs in Morgan Hill Concerned Parents Assoc. v. California Department of Education challenge the oversight and operation by the California Department of Education ("CDE") of the federal Individuals with Disabilities Education Act ("IDEA").  The complaint alleges that CDE has failed to monitor, investigate, and enforce the IDEA.  Under the IDEA, local school districts are responsible for delivering special education directly to eligible students.  The complaint seeks injunctive and declaratory relief, and asks the court to retain jurisdiction to monitor the operation of the IDEA by the State.

Actions Seeking Medi-Cal Reimbursements and Fees.  In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee ("QAF") charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of federal Medicaid law, the federal and State constitutions and State law.  Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program.  Plaintiffs seek a refund of fees paid.  On March 25, 2011, the trial court ruled the QAF is properly characterized as a "tax" rather than a "fee."  Trial then proceeded on plaintiffs' claims for refund amounts.  The QAF amounts collected from all providers to date total nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF.  An adverse ruling could negatively affect the State's receipt of federal funds.  The trial court ruled for the State, finding that the QAF is constitutionally valid.  Plaintiffs appealed.

In California Medical Association, et al. v. Shewry, et al., professional associations representing Medi-Cal providers seek to enjoin implementation of the Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates Medicaid requirements, State laws and regulations and the California Constitution.  The trial court denied plaintiffs' motion for a preliminary injunction, plaintiffs filed an appeal, which was dismissed at their request.  Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living Center case, above, after final disposition of that case.  The matter is stayed pending final resolution in the Independent Living Center matter.  A final decision adverse to the State in this matter could result in costs to the State General Fund of $508.2 million.

In California Pharmacists Association, et al. v. Maxwell-Jolly, et al., Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the DHCS' use of reduced published average wholesale price data to establish reimbursement rates.  The district court granted a request for preliminary judgment in part, and denied it in part, with respect to the DHCS' reimbursement rate methodology.  Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit.  The parties have requested mediation.  At this time it is unknown what fiscal impact this case would have on the State General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al., filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care.  Plaintiffs seek damages and injunctive relief, based on alleged violations of the federal Medicaid requirements, State law and the federal and State Constitutions.  The trial court granted the petition of the plaintiffs and ordered the DHCS to conduct an annual review of reimbursement rates for physicians and dentists.  On November 10, 2014, the trial court discharged the writ.  A final decision in this matter adverse to the State could result in costs to the State General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. Maxwell-Jolly, et al., emergency medical transportation companies challenge legislation, which sets Medi-Cal reimbursement rates paid for medical transportation services.  Plaintiffs seek damages and injunctive relief, alleging constitutional violations.  Judgment was entered for the State and plaintiffs have appealed.

In California Hospital Association v. Maxwell-Jolly, et al., plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law.  Plaintiff seeks to enjoin the implementation of the limits.  This matter is currently stayed.  At this time it is unknown what fiscal impact this matter may have on the State General Fund.

Medicaid providers and beneficiaries filed four law suits against both the State and the federal government, seeking to enjoin a set of rate reductions that were approved by the federal government in October 2011 with an effective date of June 1, 2011.  Managed Pharmacy Care, et al., v. Sebelius, California Medical Assoc., et al., v. Douglas, California Medical Transportation Assoc. Inc., v. Douglas and California Hospital Association, et al., v. Douglas.  The district court entered a series of preliminary injunctions to prevent the rate reductions from taking effect.  Both the federal government and DHCS appealed to the Ninth Circuit Court of Appeals.  The Ninth Circuit reversed the district court, vacated the preliminary injunctions and remanded the case.  The Ninth Circuit denied plaintiffs' petitions for rehearing and request for a stay.  The U.S. Supreme Court also has denied plaintiffs' petitions for rehearing and requests for a stay.  Plaintiffs filed two petitions for certiorari in the United States Supreme Court challenging the Ninth Circuit's decision.  The United States Supreme Court denied plaintiffs' petitions for certiorari.

Prison Healthcare Reform.  The adult prison health care delivery system includes medical health care, mental health care and dental health care.  There are two significant cases pending in federal district courts challenging the constitutionality of prison health care.  Plata v. Brown is a class action regarding the adequacy of medical health care, and Coleman v. Brown is a class action regarding mental health care.  A third case, Armstrong v. Brown is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act.  In Plata the district court appointed a receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system.  The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representative appointed by the Armstrong court, meet routinely to coordinate efforts in these cases.  To date, ongoing costs of remedial activities have been incorporated into the State's budget process.  However, at this time, it is unknown what future financial impact this litigation may have on the State General Fund.

In Plata and Coleman, a three-judge panel was convened to consider plaintiffs' motion for a prisoner-release order.  The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care.  After a trial, the panel issued a prisoner release order and ordered the State to prepare a plan for the reduction of approximately 40,000 prisoners over two years.

On January 7, 2013, the State moved to terminate the Coleman matter arguing that the prison mental health-care system is constitutional.  The district court denied the State's motion and the State appealed.  In January 2013, the State also moved to vacate the three-judge panel's prisoner-release order arguing that further population reductions are unnecessary in order for the State to provide appropriate health care to the prison population.  The three-judge panel denied the State's motion and ordered the State to meet the court-ordered reduction by December 31, 2013.  The State requested a stay of the order, which was denied by the U.S. Supreme Court.  The State's request for review of the court-ordered reduction was also denied by the United States Supreme Court.  On February 10, 2014, a three judge panel issued its order granting the State a two-year extension to meet the final population-reduction benchmark.  The order requires the State to comply, in part, through a combination of additional in-state capacity in county jails, community correctional facilities, and a private prison, and through newly enacted programs, including the development of additional measures regarding reforms to state penal and sentencing laws designed to reduce the prison population.  On August 31, 2014, the State's prison population met the first of the interim benchmarks set by the court.  On September 30, 2014, the State filed its opposition to plaintiffs' motion that seeks to require the State to immediately implement parole processes for elderly inmates and non-violent second strikers who have served 50% of their sentence; provide two-for-one credits to minimum-custody inmates; and increase good-time credit earning for non-violent, second-strike sex offenders.  The court ordered the State to commence operation on January 1, 2015, of a new parole determination process through which non-violent second-strikers will be eligible for parole consideration once they have served 50% of their sentence, and to report on the new process, including an estimate of the number of inmates affected, by December 1, 2014.

Actions Regarding Proposed Sale of State-Owned Properties.  Two taxpayers filed a lawsuit seeking to enjoin the sale of State-owned office properties, which was originally scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities required the approval of the Judicial Council, which had not been obtained, and that the entire sale constituted a gift of public funds in violation of the California Constitution and a waste of public funds in violation of State law.  Epstein, et al. v. Schwarzenegger, et al.  Plaintiffs' request for a preliminary injunction was denied.  In a second action filed after the State decided not to proceed with the sale, and now coordinated with the Epstein matter, the prospective purchaser seeks to compel the State to proceed with the sale of the State-owned properties, or alternatively, for damages for breach of contract.  California First, LP v. California Department of General Services, et al.  The trial court denied the State's motion for judgment on the pleadings, in which the State asserted that the plaintiff should not be permitted to pursue claims for damages.  The parties have stipulated to bifurcate the matters for trial and to stay the Epstein matter pending trial of the California First matter.

High-Speed Rail Litigation.  In Tos, et al. v. California High-Speed Rail Authority, et al., petitioners claim that the defendant has not complied with the State's high-speed rail bond act in approving plans for the high-speed rail system.  In Tos, the trial court ruled that the State's plan for funding the high-speed rail project did not comply with certain requirements in the bond act, and ordered the High-Speed Rail Authority to rescind the plan.  Respondents' motion for judgment on the pleadings on petitioners' remaining claims was denied by the trial court on March 4, 2014, and respondents' subsequent petition for writ of mandate from that ruling was denied.  In High-Speed Rail Authority, et al. v. All Persons Interested, etc., the High-Speed Rail Authority is seeking to validate issuance of the bonds authorized for the high-speed rail system.  The trial court denied validation of the bonds.  Respondents in Tos and plaintiffs in the validation action filed a petition from the judgment in the validation action and the order in Tos requiring the Authority to rescind the funding plan, and the trial court transferred the proceeding to the appellate court.  On February 14, 2014, the appellate court granted an alternative writ and stayed the trial court's order in Tos directing the Authority to rescind the funding plan.  On July 31, 2014, the appellate court reversed both trial court rulings and ordered the trial court to enter a judgment validating the bonds.  On October 15, 2014, the California Supreme Court denied petitions for review, clearing the way for issuance and sale of the bonds.  Except for the trial court's entry of the judgment in the validation action as ordered by the Court of Appeal, the validation action is now concluded.  A hearing on petitioners' remaining claims in Tos is expected in 2015.

In Transportation Solutions Defense and Education Fund v. California Air Resources Board, a transit-advocacy group seeks to reverse a decision of the California Air Resources Board to include the California high-speed rail project as a greenhouse gas reduction measure.  The petitioner seeks a declaration that appropriations by the Legislature to fund the high-speed rail project from the Greenhouse Gas Reduction Fund are invalid and an injunction or writ restraining the defendants and the real parties from expending funds from the Greenhouse Gas Reduction Fund for the construction of the high-speed rail project.  In the event of a final decision adverse to the State in Tos or Transportation Solutions that prevents use of bond proceeds or cap and trade funds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project.  The potential amount of any such reimbursement cannot be determined at this time.

Actions Regarding State Mandates.  In Santa Clarita Valley Sanitation District of Los Angeles County v. California Commission on State Mandates, et al., the plaintiff asserts that certain orders issued by the regional water quality control board regarding treatment of wastewater impose additional state-mandated costs that must be reimbursed by the State.  Plaintiff alleges the cost of compliance with the orders would be over $250 million.

Petitioners in Coast Community College District, et al. v. Commission on State Mandates challenge a determination that costs for complying with certain laws and regulations prescribing standards for the formation and basic operation of California community colleges are not state-mandated costs that must be reimbursed by the State.  The potential amount of reimbursement of such costs cannot be determined at this time.

New Jersey

General Information

Demographics.  New Jersey is the eleventh largest state in population and the fifth smallest in land area.  With an average of 1,196 persons per square mile, it is the most densely populated of all the states.  New Jersey is located at the center of the megalopolis that extends from Boston to Washington D.C., which includes over one-fifth of the nation's population.  New Jersey's extensive port developments augment the air, land and water transportation complex that influences much of the State's economy.  The State's central location also makes it an attractive location for corporate headquarters and international business offices.  The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.  New Jersey is bordered on the east by the Atlantic Ocean and on the north and northwest by lakes and mountains, providing recreation for both residents and tourists.  As of July 1, 2014, the State's population was estimated to be 8,899,339 in 2012.

Economic Outlook.  New Jersey's gross state product rose 1.1% from 2012 to 2013, compared to the national increase in gross domestic product of 1.8% during the same period.  Calendar year 2013 also was the fourth consecutive year to see an increase in New Jersey's inflation-adjusted gross domestic product.  New Jersey's personal income rose 3.6% over the twelve month period ended March 31, 2014, which was virtually identical to the increase reported for the nation as a whole over the same period.  Growth in personal income for New Jersey residents is expected to continue through 2014 and 2015 at rates higher than those seen over the course of 2013.  The State's unemployment rate declined from 8.4% in July 2013 to 6.5% in July 2014.

New Jersey's housing sector is recovering, but at an irregular rate.  Growth in housing activity is anticipated to continue, as reduced prices, low mortgage rates and higher rental costs have increased the attractiveness of homeownership, while ongoing recovery from Super Storm Sandy will continue to spur building in parts of State.  Home resales in the State in 2013 were 18.4% higher than in 2012, though home resales in the first six months of 2014 were 4.3% lower than in the same period in 2013, likely due to unusually harsh weather in the early months of 2014.  In addition, new motor vehicle sales in 2013 were 9.5% higher than in 2012, and in the first six months of 2014 sales were an average of 2.4% higher than during the same period in 2013.

The State's economic outlook hinges on the success of supportive national fiscal and monetary policies.  Availability of credit, stability in the financial markets, and continued improvement in consumer and business confidence are critical factors necessary for the continuation of the economic turnaround.  To a large extent, the future direction of the economy nationally and in the State hinges on the assumptions regarding the strength of the current economic recovery, energy prices and stability in the financial markets.

State Funds and Accounting

The State operates on a fiscal year beginning July 1 and ending June 30.  Annual budgets are adopted for the State General Fund and certain special revenue funds.  The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources.  It is a constitutional requirement that the annual State budget be balanced.  Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law.  In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year.  No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

State Funds

State General Fund.  This fund is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made.  The largest part of the total financial operations of the State is accounted for in the State General Fund.  Most revenues received from taxes, most federal sources, and certain miscellaneous revenue items are recorded in this fund.  The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the State General Fund.  Revenues into the State General Fund were $17.90 billion in Fiscal Year 2013, and are estimated to be $18.50 billion and $18.96 billion in Fiscal Years 2014 and 2015, respectively.  Appropriations from the State General Fund were approximately $18.20 billion in Fiscal Year 2013, and are estimated to be $19.05 billion and $19.11 billion in Fiscal Years 2014 and 2015, respectively.

Property Tax Relief Fund.  This fund accounts for revenues from the gross income tax and for revenues derived from a tax rate of 0.5% imposed under the sales and use tax, both of which are constitutionally dedicated toward property tax relief and reform, respectively.  All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes.  Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts.  Revenues into this fund were $12.76 billion in Fiscal Year 2013, and are estimated to be $12.73 billion and $13.34 billion in Fiscal Years 2014 and 2015, respectively.  Property tax relief appropriations were approximately $13.19 billion in Fiscal Year 2013, and are estimated to be $13.72 billion and $13.09 billion in Fiscal Years 2014 and 2015, respectively.

Special Revenue Funds.  These funds account for the resources legally restricted to expenditure for specified purposes.  Such purposes must be other than special assessments, private-purpose trusts, or major capital projects.  Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund.  Appropriations from the largest of those three funds, the Casino Revenue Fund, were approximately $284.0 million in Fiscal Year 2013, and are estimated to be approximately $383.6 million and $270.2 million in Fiscal Years 2014 and 2015, respectively.  Other Special Revenue Funds have been created that are either reported ultimately in the State General Fund or are created to hold revenues derived from private sources.

Unemployment Insurance Trust Fund.  In Fiscal Year 2014, the Unemployment Insurance Trust Fund (the "UITF"), which provides funding for unemployment benefits in the State, received approximately $2.7 billion in contributions from employers and workers while paying out approximately $2.4 billion in regular, annual State unemployment benefits (excluding benefits paid entirely by the federal government) on a cash basis.  In Fiscal Year 2015, contributions from employers and workers are expected to approximate $3.1 billion, while regular State unemployment benefits will approximate $2.4 billion.  As of July 11, 2014, the State's trust fund balance, on a cash basis, was $216.2 million and there were no outstanding loans from the U.S. Department of Labor to provide funding for unemployment insurance benefits.  Additionally, no such borrowing is anticipated in Fiscal Year 2015.

Other Revenue Sources

Federal Aid.  Actual federal aid receipts in the State General Fund and the Special Transportation Fund for Fiscal Years 2011 through 2013 amounted to $11.20 billion, $10.67 billion and $10.80 billion, respectively.  Federal receipts in the State General Fund and the Special Transportation Fund for Fiscal Years 2014 and 2015 are estimated to be $12.71 billion and $14.55 billion, respectively.  Anticipated federal aid receipts for Fiscal Year 2015 are composed of $8.70 billion for health-related family programs, $444.3 million for social services block grants, $1.22 billion for other human services, $832.6 million for education, $469.1 million for labor, $2.26 billion for transportation and the remainder for all other federal aid programs.

The Disaster Relief Appropriations Act of 2013 (the "Federal Relief Act"), which was signed into law on January 29, 2013, appropriated approximately $50.38 billion (later reduced by sequestration to $47.9 billion) to assist states and local communities impacted by Super Storm Sandy.  Leveraging available resources, the State has launched more than 50 programs and initiatives to help Sandy-impacted homeowners, renters, businesses, and communities recover and rebuild.  The State is administering programs funded by a number of federal funding streams.  Some of these funding streams require the State or other grantee to contribute a non-federal cost share, also known as "match."  As the recovery from Super Storm Sandy continues, the State will maintain efforts to ensure that all matching requirements for funds available under the Federal Relief Act are identified and budgeted.  As recovery progresses, it is likely that some projections may understate or overstate the State's actual non-federal cost share needs across all federal funding sources.  The State has appropriated $40 million to support any unanticipated costs, including expected problems identifying funding to support the non-federal cost share.  To date, the State has expended approximately $16 million of the initial $40 million in funding, and anticipates the balance of funding available will be sufficient to support any unexpected funding issues related to Super Storm Sandy.

Atlantic City and Legalized Gambling.  Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.  The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities.  Revenues for Fiscal Years 2011 through 2013 were approximately $266.2 million, $239.3 million and $214.9 million, respectively.  Revenues for Fiscal Years 2014 and 2015 are estimated to be $229.7 million and $270.2 million, respectively.  Recent announcements of closing of a number of Atlantic City casinos may impact the growth of casino revenues.

State Economy and Finances

Fiscal Years 2012 and 2013 Summary.  The State began Fiscal Year 2012 with an undesignated fund balance of $873.2 million, of which $864.1 million was in the State General Fund.  Total revenues for Fiscal Year 2012 were $29.09 billion.  Fiscal Year 2012 appropriations were $30.33 billion.  This resulted in a Fiscal Year 2012-ending undesignated fund balance of $446.6 million, of which $441.4 million was in the State General Fund.  Total revenues for Fiscal Year 2013 were $30.92 billion.  Fiscal Year 2013 appropriations were $31.73 billion.  This resulted in a Fiscal Year 2013-ending undesignated fund balance of $313.2 million, of which $301.4 million was in the State General Fund.

Fiscal Years 2014 and 2015 Summary (Estimated).  Estimated total revenues for Fiscal Year 2014 are $31.52 billion.  Revenues from the State General Fund make up over 50% of revenues—approximately $18.50 billion.  Of the estimated $33.23 billion appropriated in Fiscal Year 2014, State aid is the largest portion of appropriations, totaling $14.12 billion (42.5%).  In addition, an estimated $10.08 billion (30.3%) was appropriated for grants-in-aid, $7.31 billion (22.0%) was appropriated for direct State services, $1.40 billion (4.2%) was appropriated for capital construction and $319.7 million (1.0%) was appropriated for debt service on State general obligation bonds.  The process of finalizing the Fiscal Year 2014 results is ongoing and is subject to audit.  Taking into account additional anticipated lapses in spending and other revenue adjustments, the State continues to work toward, but cannot give assurances of, realizing a final undesignated fund balance of $300 million for Fiscal Year 2014.

Estimated total revenues for Fiscal Year 2015 are $32.63 billion.  Revenues from the State General Fund make up over 50% of revenues—approximately $18.96 billion.  The sales and use tax collections for Fiscal Year 2015 are estimated to total $9.07 billion, an increase of 5.5% from Fiscal Year 2014.  This growth in sales and use tax collections is based upon the assumed ongoing expansion of the State's economy.  The gross income tax collections for Fiscal Year 2015 are estimated to total $12.63 billion, an increase of 4.8% from Fiscal Year 2014.  It is anticipated that gross income tax collections will resume more normal rates of growth after a large shortfall seen in final payments at the end of Fiscal Year 2014.  The growth rate in gross income tax collections in Fiscal Year 2015 is expected to be moderately higher than the rate of personal income growth for State residents, reflecting the State's progressive income tax rate structure.  The corporation business tax collections for Fiscal Year 2015 are estimated to total $2.59 billion, an increase of 6.5% from Fiscal Year 2014.  The anticipated increase in growth in Fiscal Year 2015 partly reflects legislative changes designed to address the results of court decisions that have enabled corporations to limit their New Jersey liabilities, as well as an administrative initiative to step up collections.  However, there is the potential that increased usage of recently-granted business tax incentives will limit the growth of corporation business tax collections.

The Fiscal Year 2015 Appropriations Act calls for $32.54 billion in appropriations, of which $13.66 billion (42.0%) is for State aid, with the largest allocation ($11.94 billion) provided for local preschool, elementary and secondary education programs.  In addition, $10.08 billion (31.0%) is appropriated for grants-in-aid, $6.83 billion (21.0%) is appropriated for direct State services, $1.57 billion (4.8%) is appropriated for capital construction, and $404.8 million (1.2%) is appropriated for debt service on State general obligation bonds.  Fiscal Year 2015 appropriations also include non-recurring revenue totaling $1.2 billion.  Fiscal Year 2015 appropriations are based on an estimate of costs.  There are various factors that could result in expenditures significantly higher or lower than current forecasts.

State Indebtedness

General.  The State is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions.  General obligation bond acts are both legislatively and voter-approved and are backed by the State's full faith and credit.  As of June 30, 2014, the State had $2.16 billion of State general obligation bonds outstanding with another $1.29 billion of bonding authorization remaining from various State general obligation bond acts.

General Obligation Bonds.  The State finances certain capital projects through the sale of general obligation bonds of the State.  These bonds are backed by the full faith and credit of the State.  Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds.  The State made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2011 through 2014 in the amounts of $204.7 million, $276.9 million, $410.6 and $319.7 million, respectively.  The Fiscal Year 2015 appropriation is $404.8 million, representing principal and interest payments for general obligation bonds.  This appropriation reflects anticipated savings from utilizing available, uncommitted amounts and residual project balances held in general obligation bond funds, available bond premium from the sale of general obligation bonds in May 2013, and normal reductions in scheduled payments for existing general obligation bond debt service.

Variable Rate Obligations.  As of June 30, 2014, the Transportation Trust Fund Authority had outstanding, in the aggregate, approximately $297.5 million of variable rate demand bonds with interest rates that reset weekly.  Such variable rate demand bonds are secured by respective agreements with the State Treasurer, and are further supported by bank-issued letters of credit.  Additionally, as of June 30, 2014, the New Jersey Economic Development Authority had outstanding approximately $1.147 billion of floating rate notes, which bear interest at a rate that resets monthly or weekly based on either London InterBank Offering Rate (LIBOR) or the Securities Industry and Financial Markets Association (SIFMA) rate plus a fixed spread.  There are no letters of credit in support of these notes.

Obligations Supported By State Revenue Subject to Annual Appropriation.  The State has entered into a number of leases and agreements with several governmental authorities to secure the financing of various projects and programs in the State in which the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below.  The Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations.  The Fiscal Year 2015 Appropriations Act includes $2.91 billion for debt service for obligations supported by State revenue subject to annual appropriation.  The principal amount of obligations supported by State revenue subject to annual debt service appropriations as of June 30, 2014 is $32.77 billion.

Tax and Revenue Anticipation Notes.  The State issues tax and revenue anticipation notes ("TRANs") to aid in providing effective cash flow management to fund imbalances that occur in the collection and disbursement of the State General Fund and Property Tax Relief Fund revenues.  TRANs do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution, but instead constitute special obligations of the State payable solely from monies on deposit in the State General Fund and the Property Tax Relief Fund and legally available for such payment.  On July 1, 2014, the State issued $2.6 billion in TRANs, which are scheduled to mature on June 26, 2015.  The State does not expect to issue additional TRANs in Fiscal Year 2015.

State Pension Plans

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State.  The State sponsors and operates seven defined benefit pension plans (collectively, the "Pension Plans").  Public Employees' Retirement System ("PERS") and Teachers' Pension and Annuity Fund ("TPAF") are the largest plans, which as of June 30, 2013, the date of the latest actuarial valuations for all systems covered 272,846 and 151,318 active members, respectively, and 157,410 and 92,080 retired members, respectively.  The other systems are Police and Firemen's Retirement System ("PFRS"), Consolidated Police and Firemen's Pension Fund ("CP&FPF"), State Police Retirement System ("SPRS"), Judicial Retirement System ("JRS") and Prison Officers' Pension Fund ("POPF").  The State is not the only employer participating in PERS and PFRS.  Local governments also participate as employers.  In both of these Pension Plans, the assets that the State and the local governments contribute are invested together and generate one investment rate of return.  However, both of these Pension Plans segregate the active and retired members and the related actuarial liabilities between the State on one hand and the local governments on the other hand.  The State is solely responsible for funding the benefits of the SPRS, JRS, CP&FPF and the POPF.  The CP&FPF and the POPF are closed plans and not open to new membership.

State law requires the Pension Plans to conduct an annual actuarial valuation.  Ordinarily, the actuarial valuations of the Pension Plans are completed approximately six to eight months after the end of a fiscal year.  As a result, the recommended contribution rates for the Pension Plans apply not to the fiscal year immediately following the fiscal year covered by the actuarial valuations but the second immediately following fiscal year.  For example, the actuarially recommended rates of contribution in the actuarial valuations of the Pension Plans as of July 1, 2012 are applicable to Fiscal Year 2014.

The actual rate of return on the Pension Plans depends on the performance of their respective investment portfolios.  The investment portfolios of each Pension Plan can be highly volatile and the value of the securities in the investment portfolio can dramatically change from one fiscal year to the next, which could, in turn, cause substantial increases or decreases in the Plan's unfunded actuarial accrued liability ("UAAL").  For Fiscal Years 2012 and 2013, the rate of return of the assets of the Pension Plans was 2.51% and 11.63%, respectively.  The assumed rate of return applicable to those fiscal years was 7.95%.  The annualized rate of return for Fiscal Year 2014, although not yet finalized, is estimated to be 15.9%, which is above the expected rate of return for valuation purposes.  Annualized returns for the three-, five- and ten-year periods ending June 30, 2013 were 10.59%, 5.32% and 7.26%, respectively.

From Fiscal Year 2008 through Fiscal Year 2013 the total net assets of all of the Pension Plans decreased by $4.4 billion from $83.0 billion to $78.5 billion, while annual total expenditures incurred by the Pension Plans over the same period increased by $2.6 billion, from $6.5 billion to $9.1 billion.  The amount of these expenditures is expected to increase in future fiscal years.  This resulted in an increase in the ratio of annual expenditures to net assets from 7.9% for Fiscal Year 2008 to 11.63% for Fiscal Year 2013.  It is likely that this ratio will worsen and increase in future fiscal years.

For Fiscal Year 2009, although $1.047 billion was appropriated as the State's pension contribution to the Pension Plans, the actual contribution made by the State was $106.3 million, representing only 4.8% of the total actuarially recommended contribution to the Pension Plans of $2.231 billion.  For Fiscal Year 2010, although $100 million was appropriated as the State's contribution to the Pension Plans, the State did not make a contribution due to ongoing budgetary constraints.  The $100 million contribution originally expected to be made for Fiscal Year 2010 represented only 4% of the total actuarially recommended contribution for the State to the Pension Plans of $2.519 billion.  Although the recommended contribution as determined by the actuaries for the Pension Plans for Fiscal Year 2011 was $3.060 billion, no contribution was made.  The State was to resume making the actuarially recommended contributions to the Pension Plans on a gradual basis over a period of seven years beginning with Fiscal Year 2012.  For Fiscal Year 2012, the State made a pension contribution of $484.5 million to the Pension Plans, representing 1/7th of the full actuarially recommended contribution of $3.391 billion.  For Fiscal Year 2013, the State made a contribution of $1.029 billion although the full recommended contribution was $3.600 billion.  Due to a shortfall in resources, the State contributed only $695.7 million to the Pension Plans in Fiscal Year 2014, $887 million less than the required phased-in contribution of $1.582 billion.  In addition, due to an anticipated shortfall in resources in Fiscal Year 2015, the Fiscal Year 2015 Appropriations Act includes a contribution to the Pension Plans of $680.6 million, $1.569 billion less than the required phased-in contribution of $2.249 billion.

New Jersey Pension and Health Benefit Study Commission.  In August 2014, the Governor created the New Jersey Pension and Health Benefit Study Commission (the "Commission").  The Commission is tasked with making recommendations regarding, among other things, the goals and criteria and funding policies for a sustainable retirement and health benefit system. The Commission will issue its recommendations in a report to the Governor. The Commission is tasked with evaluating virtually every aspect of the Pension Plans and, thus, could make recommendations that, if adopted, could substantially impact the UAAL and funded ratio or substantially increase or decrease the State's contributions, or both.

Litigation

The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.  At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.  The State does not formally estimate its reserve representing potential exposure for these claims and cases.  The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claim seeking substantial sums of money.  The majority of those claims have historically proven to be of substantially less value than the amount originally claimed.  In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste.  The State is unable to estimate its exposure for these claims.

Bacon v. New Jersey Department of Education.  On September 8, 2014, the Bacon districts (sixteen rural, poor school districts) filed a verified complaint and order to show cause against the New Jersey Department of Education ("DOE").  The Bacon districts previously had a multi-year administrative litigation (which ended in 2006) against the DOE to determine whether the prior funding formula under the Comprehensive Educational Improvement and Financing Act was unconstitutional as applied to the Bacon districts.  While factual findings were made that the Bacon districts were not providing a thorough and efficient education to their students, in March 2008, the appeals court ordered the DOE Commissioner to conduct a needs assessment of the Bacon districts to determine whether the School Funding Reform Act of 2008 ("SFRA") provided sufficient funds to the Bacon districts in order to provide a thorough and efficient education to their students.  The reports concluded that sufficient funds were available but also directed regionalization studies, training and technical assistance.  Plaintiffs now allege that because the Bacon districts have not received the State aid required under SFRA, the Bacon district students are being deprived of a thorough and efficient education as called for in the State Constitution.  The plaintiffs seek an order "requiring the provision of K-12 funding, preschool, facilities improvements and other measures as determined necessary to remedy the continuing constitutional violation" in the Bacon districts. The State intends to vigorously defend this matter.

FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection.  Plaintiff, as owner of the Warren Glen waste water treatment facility ("Warren Glen"), filed suit against the Department of Environmental Protection ("DEP") asserting that DEP is responsible for unpermitted discharges of landfill pollutants into one of its waste water treatment lagoons at Warren Glen.  Additionally, plaintiff claims it has suffered numerous damages due to costs associated with Warren Glen, such as costs to operate the facility, costs associated with the delay in the clean-up, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.

Plaintiff claims it is the successor to a 1991 landfill agreement ("1991 Agreement"), by which it was obligated to receive and treat leachate from the neighboring landfill in their waste water treatment lagoons before discharge into a river.  However, plaintiff claims, in a voluntary Chapter 11 bankruptcy petition for reorganization, the bankruptcy court granted its request to reject the 1991 Agreement on June 23, 2005.  Plaintiff claims it had no responsibility to treat the leachate from the neighboring landfill as of this date, but was forced by DEP to continue doing so between March 2006 and September 13, 2007, suffering damages from the illegal discharge of leachate into their facility.  In April 2007, DEP successfully rerouted the leachate so that it no longer runs into Warren Glen and is permanently enjoined from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment in a related case, FiberMark North America, Inc. v. Jackson.  The State filed its answer to the complaint on June 23, 2008.  The trial on this matter began on May 4, 2009.  DEP moved to dismiss the matter, which the court granted.  On May 26, 2009, plaintiff filed several motions with the trial court and also filed a notice of appeal with the appellate court.  By order dated September 18, 2009, the appellate court temporarily remanded the matter for 30 days for the trial judge to rule on the post-judgment motions previously filed with the trial court.  On October 23, 2009, the court issued a decision from the bench denying plaintiff's motions.

On August 5, 2011, the appellate court issued a decision affirming the trial court's decision in part, reversing in part and remanding for further proceedings.  The court affirmed the trial court's dismissal of FiberMark's continuing trespass, continuing dangerous condition, and inverse condemnation claims and agreed with the trial court's conclusion that FiberMark should not be permitted to seek damages based on allegations that it sold Warren Glen for a reduced amount after an option for the sale of the property fell through on account of the leachate.  However, the appellate court reversed the trial court's dismissal of the nuisance claim and the related reimbursement issue and remanded this claim to the trial court.  Specifically, the court concluded that the issue of whether DEP's actions to stop the leachate flow were reasonable could not be resolved against FiberMark in the context of a motion to dismiss.  FiberMark's petition for certiorari to the State Supreme Court was denied, due to lack of timeliness, on September 19, 2011.  The trial court declined to stay the proceedings on remand, and DEP filed a motion for summary judgment on the nuisance claims remanded to the trial court on October 5, 2011.  On February 22, 2012, the jury returned a verdict in favor of DEP, finding that DEP did not commit a nuisance.  On March 7, 2012, FiberMark filed a motion seeking a new trial, which was denied.  FiberMark appealed the trial court's denial and on May 27, 2014, the appellate court affirmed the trial court's decision. The State is vigorously defending this matter.

New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al.  In December 2005, the DEP, the Commissioner of DEP, and the Administrator of the New Jersey Spill Compensation Fund (collectively, "Plaintiffs") filed suit against Occidental Chemical Corporation ("Occidental"), Maxus Energy Corporation ("Maxus"), Tierra Solutions, Inc. ("Tierra"), Repsol YPF, S.A ("Repsol"), YPF, S.A ("YPF") and certain other defendants seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation ("Diamond Shamrock"), a predecessor of defendant Occidental.  On July 19, 2011, the court ruled that Occidental, as successor to Diamond Shamrock, was strictly, jointly and severally liable for all cleanup and removal costs associated with the hazardous substances discharged by Diamond Shamrock from the Lister Avenue Site into the Passaic River between 1951-1969.

On August 24, 2011, the court granted the Plaintiffs' motion for partial summary judgment on liability against Tierra, the current owner of the Lister Avenue Site.  The court found Tierra to be strictly, jointly and severally liable for all cleanup and removal costs associated with the discharge of hazardous substances at and from the Lister Avenue Site.  The court granted Occidental's motion for partial summary judgment against Tierra, finding that Tierra was liable to Occidental in contribution on the same basis.  On that same date, Occidental also obtained a judgment against Maxus on an indemnification claim.  The court found that Maxus was liable to Occidental in perpetuity for any cleanup and removal costs paid by Occidental as the successor to Diamond Shamrock.

On May 21, 2012, the court granted the State's motion for partial summary judgment against Maxus on liability, finding Maxus strictly liable, jointly and severally for all cleanup and removal costs associated with the hazardous substances discharged at and from the Lister Avenue site.  The judgment against Maxus concluded the liability phase of the action.  The damages phase of this litigation has been stayed until further order of the court.

Both the Plaintiffs and Occidental have alleged that Repsol and YPF committed a fraud upon both parties by systematically stripping assets from Maxus leaving Maxus unable to satisfy any Passaic River cleanup liabilities that may be imposed on it.  On January 22, 2013, attorneys for the Plaintiffs and several hundred third-party defendants informed the court that they reached a preliminary agreement on a proposed consent judgment to settle certain claims.  On March 23, 2013, the State informed the court that a super-majority of the third-party defendants had approved the consent judgment.  If approved by the DEP, the consent judgment will be submitted to the court for approval.

On April 15, 2013, attorneys for the Plaintiffs and Tierra, Maxus, Repsol, YPF and certain other defendants (collectively, the "Settling Defendants") informed the court that they had reached preliminary agreement on a proposed settlement agreement.  On June 7, 2013, the Plaintiffs reported to the court that the Settling Defendants had approved the settlement agreement.  On October 28, 2013 the Settlement Agreement was submitted to the court for approval and was approved on December 12, 2013.  Occidental is not participating in the Settlement Agreement with the Settling Defendants, and filed a notice of appeal on January 24, 2014.  On March 26, 2014, the appeals court granted the State's motion for summary disposition and affirmed the Settlement Agreement.  Occidental currently is the only original defendant remaining in the case, and certain State claims against Occidental continue to be litigated. Occidental's claims against Repsol and YPF also continue to be litigated.  The trial dates for both sets of claims have not been set.  The State is vigorously defending this matter.

Powell v. State.  On September 12, 2011, seven State and local employees filed suit against the State, various executive officials and the State Legislature challenging various provisions of the 2011 Legislation that concern health benefits on various State constitutional law grounds.   The State Legislative Branch Defendants and State Executive Branch Defendants filed motions to dismiss for failure to state a claim upon which relief may be granted.  The court bifurcated the two motions and granted the motion by the State Legislative Branch Defendants.  On March 8, 2013, the court granted the State Executive Defendants' motion to dismiss.  The State employees did not appeal, however, three municipal firefighters appealed.  On August 15, 2014, the appellate court upheld the court's decision to dismiss the complaint. The time to file a notice of petition for certification with New Jersey Supreme Court has expired.

Berg v. Christie.  On December 2, 2011, a number of retired Deputy Attorneys General and retired Assistant Attorneys General filed a lawsuit against various State officials challenging the constitutionality of a portion of the 2011 Pension and Health Benefit Reform Legislation (the "2011 Legislation"), which temporarily suspends the payment of pension adjustments to retired public employees.  The plaintiffs allege violation of multiple provisions of both the State and federal constitutions and seek monetary damages, injunctive relief, and a declaratory judgment.  On February 2, 2012, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted.  Plaintiffs' opposition brief and cross-motion for summary judgment was filed on March 16, 2012.  On April 16, 2012, the New Jersey Education Association ("NJEA") filed a motion to intervene, which the court granted.  On June 20, 2012, the court issued an amended order that converted the State's motion to dismiss into a motion for summary judgment, granted the State's motion for summary judgment, denied the plaintiffs' cross-motion for summary judgment, dismissed the plaintiffs' complaint and dismissed NJEA's complaint.  Plaintiffs and NJEA appealed.  On October 4, 2012, the appellate court consolidated Berg v. Christie and the appeal of the NJEA.  On June 26, 2014, the appellate court reversed the trial court's grant of summary judgment and remanded for determination of whether plaintiffs can meet the remaining prongs of a contract clause impairment analysis, while dismissing all other plaintiffs' claims.  On July 14, 2014, the plaintiffs filed a notice of petition with the New Jersey Supreme Court seeking a review of the appellate court's dismissal of all other plaintiffs' claims.  On July 16, 2014, the State filed a notice of cross-petition with the New Jersey Supreme Court on the State contracts clause impairment claim.  The State is vigorously defending this matter.

Pension Funding Litigation (Burgos et al. v. State et al.; CWA et at. v. Christie et al.; NJEA et al. v. State et al.; PANJ et al. v. State et al.).  On May 20, 2014, the Governor ordered the Budget Director to place into reserve $887 million that had been appropriated to pay down the UAAL of the Pension Funds.  Additionally, the State Treasurer has recommended that, due to an unprecedented revenue shortfall, the State not make the scheduled payment in Fiscal Year 2015.  A number of State Police-associated groups, the Communications Workers of America ("CWA") and various other unions, and the NJEA filed complaints and orders to show cause challenging the Governor's actions in Fiscal Year 2014 and the State's proposed action in Fiscal Year 2015, some of which seek preliminary injunctions.  On June 10, 2014, the trial court sua sponte consolidated the matters.  Also on June 10, 2014, the court ordered the State to show cause, rejected the application for preliminary restraints, and scheduled a preliminary injunction hearing for June 25, 2014.  Thereafter, the New Jersey Principals and Supervisors Association ("PSA") filed a motion to intervene in NJEA's action, which the court granted.  On June 17, 2014, the Probation Association of New Jersey ("PANJ") filed a separate verified complaint, but not an order to show cause.  On June 18, 2014, the Legislature filed a motion to dismiss the only complaint which named it as a defendant.  On June 25, 2014, the trial court heard oral argument and issued an opinion denying plaintiffs' requests for preliminary injunctive relief and granting the Legislature's motion to dismiss.  On July 21, 2014, the trial court, at the Governor's request, issued an order extending the time by which to file a responsive pleading from July 25, 2014 to August 25, 2014.  On September 2, 2014, the Governor moved to dismiss all of the complaints filed in this consolidated matter.  The State intends to vigorously defend this matter.

Oracle International Corporation v. Director, Division of Taxation.  In March 2009, Oracle International Corporation ("Oracle") filed a complaint contesting a State tax assessment that imposed a corporation business tax on Oracle from 2001 to 2007.  Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds.  Discovery is ongoing and the State intends to vigorously defend this matter.

Pfizer Inc. et al. v. Director, Division of Taxation.  Two taxpayers, Pfizer Inc. ("Pfizer") and Whirlpool Properties, Inc. ("Whirlpool"), challenge the Tax Court's affirmance of the facial constitutionality of the State's "throw-out rule" (the "Rule"), which affected the amount of taxable income taxpayers "allocate" to the State through 2010.  The taxpayers asserted that the allocation formula under the Rule violates the due process and commerce clauses of the federal Constitution as well as various equitable principles.  On May 29, 2008, the Tax Court granted the cross-motion to sustain the facial constitutionality of the Rule.  The Tax Court found that, on its face, the Rule did not violate any of the constitutional provisions raised.  Taxpayers' "as-applied" challenges remain.  On May 4, 2011, the Whirlpool matter was argued before the New Jersey Supreme Court (the "NJSC") and by a unanimous opinion dated July 28, 2011, the NJSC affirmed the facial constitutionality of the Rule.  Whirlpool's "as-applied" constitutional challenge remains for adjudication by the Tax Court.  Discovery in this matter in ongoing.  The State is vigorously defending this matter.

Banc of America Consumer Card Holdings Corporation v. Director, Division of Taxation.  On or about August 5, 2011, Banc of America Consumer Card Holdings Corporation filed a complaint in the Tax Court of New Jersey, contesting the denial of a corporate business tax refund for tax periods January 1, 2006 through December 31, 2008.  The plaintiff does not challenge the State's jurisdiction to impose this tax, but rather alleges that its income from intangibles should be sourced to its alleged commercial domicile outside of the State.  The State filed an answer to the complaint on October 4, 2011, and an amended answer on March 6, 2012.  The case is currently in discovery.  The State is vigorously defending this matter.

New Cingular Wireless, PCS, LLC v. Director, Division of Taxation.  On or about August 4, 2012, New Cingular Wireless, PCS, LLC ("New Cingular") filed a complaint in the Tax Court, contesting the Division's October 5, 2011 denial of a tax refund claim on behalf of its customers for tax periods November 1, 2005 through September 30, 2010.  The Division denied New Cingular's claim for a refund on the grounds that a portion of its claim is barred by the statute of limitations and that New Cingular had not demonstrated that it refunded the applicable sales and use tax to its customers before filing its claim with the Division, as required by statute.  Furthermore, the State does not permit a refund claim on behalf of a class.  In an opinion dated February 21, 2014, the Tax Court ruled that New Cingular could claim a refund. The court remanded the matter to the Division for review of New Cingular's substantive claim on or before February 1, 2015. The State is vigorously defending this matter.

DeVry Educational Development Corporation v. Director, Division of Taxation.  On February 23, 2012, DeVry Educational Development Corporation ("DeVry") filed a complaint in the State Tax Court, contesting a 2011 determinate by the Division of Taxation that DeVry is subject to corporate business tax commencing July 1, 2002 and is required to file State tax returns.  Discovery is ongoing.  The State is vigorously defending this matter.

Frank Greek and Son, Inc. v. Verizon New Jersey, Inc. et al.  Plaintiff filed a nominal class action lawsuit against Verizon, alleging that Verizon overcharged customers by charging certain customers for the New Jersey enhanced 911 fee ("E911 Fee") and that Verizon overcharged customers generally for various other fees and services and therefore violated the New Jersey Consumer Fraud Act.  Verizon denies that it improperly charged the E911 Fee and other charges, and it filed a third-party complaint against the Division of Taxation.  Verizon claims that all E911 Fees it collected were remitted to the Division and that Division should refund allegedly overpaid E911 Fees of approximately $30 million to a third-party class action trust fund administrator.  The Division objects to this approach because the E911 Fee statute incorporates the State Uniform Tax Procedure Law, which expressly prohibits refund claims on behalf of a class.  The State intends to vigorously defend this matter.

In re Failure of Council on Affordable Housing to Adopt Trust Fund Commitment Regulations.  On July 2, 2012, Fair Share Housing Center ("FSHC") sought and received permission to request an immediate permanent injunction against the Council on Affordable Housing ("COAH") from requiring municipalities to transfer balances in their municipal affordable housing trust funds uncommitted within four years from the date of collection to the New Jersey Affordable Housing Trust Fund (the "AH Trust Fund") until COAH adopts regulations that define what constitutes a "commitment" by the municipality to spend such monies.  Pursuant to the Fiscal Year 2013 Budget, an amount not to exceed $200 million of monies received in the AH Trust Fund shall be deposited in the State General Fund as State revenue.  Amounts appropriated in the Fiscal Year 2013 Budget for the provision of programs for affordable housing for households and individuals with low and moderate incomes shall be credited against such funds deposited into the State General Fund from the AH Trust Fund.  Oral argument in this matter was held on July 13, 2012.  The appellate court denied the request for injunctive relief and noted that it expected the State to provide affected municipalities with adequate notice and an opportunity to contest a transfer of municipal affordable housing trust funds.  On August 10, 2012, in a separate matter, in response to FSHC's motion to enforce litigant's rights, the appellate court issued an order enjoining the transfer or request for transfer of uncommitted municipal affordable housing trust funds until COAH meets and authorizes the transfer or request for transfer of such funds.  On September 6, 2012, FSHC served a motion for summary disposition, or in the alternative, preliminary injunction.  In response, the State filed a cross-motion for summary judgment.  The appellate court denied both motions by order dated October 24, 2012.  Subsequently, the appellate court granted motions by the League of Municipalities and several towns to intervene.

On May 1, 2013, COAH adopted a resolution authorizing COAH staff to send out updated letters requiring municipalities to submit by May 22, 2013 their reasons as to why they disagreed with COAH staff's determination of how much of the municipalities affordable housing trust fund is uncommitted.  On May 10, 2013, FHSC filed an emergent application for a stay of the implementation of COAH's resolution, which was granted by the appellate court on May 13, 2013.  On May 28, 2013, the NJSC partially vacated the stay, permitting COAH to gather and evaluate municipalities' submissions.  On June 7, 2013, the appellate court vacated the remainder of the stay subject to the following conditions: (1) the letters sent by COAH dated May 1, 2013 to the municipalities are vacated; (2) municipalities affected by COAH's letter have 30 days to respond to COAH; (3) COAH shall provide 15 days' notice of its board meeting to the municipalities prior to allowing the seizure of funds; (4) any affected municipality may then appeal COAH's action to seize any funds to the appellate court.  On June 28, 2013 COAH sent out updated letters consistent with the appellate court's order.  The State is vigorously defending these matters.

Hammerman & Gainer, Inc. v. State of New Jersey.  Hammerman & Gainer, Inc. ("HGI") was engaged to assist the Department of Community Affairs ("DCA") with the administration of the Super Storm Sandy Housing Incentive Program, which was designed to serve as the intake and administration function for the State's other recovery programs available to homeowners affected by Super Storm Sandy.  On May 8, 2013, HGI was awarded a three-year contract by the Division of Purchase and Property on behalf of the DCA.  The contract was terminated by mutual agreement effective January 20, 2014.  During the term of the contract, the State made payments to HGI subject to the State's right to reconcile HGI's invoices and make appropriate adjustments. After its review, the State determined that HGI overbilled the State and that the State was entitled to various set-offs as a result of HGI's failure to perform certain obligations expressly provided for in the contract and inadequate performance of others.  On February 7, 2014, HGI submitted a demand for arbitration to the American Arbitration Association.  On April 15, 2014, HGI submitted an amended demand.  The State submitted an answer on May 9, 2014.  The State reserved the right to assert a counterclaim but has not yet done so. The State is vigorously defending this matter.

East Cape May Associates v. New Jersey Department of Environmental Protection.  This matter is a regulatory taking case in which the plaintiff claims that it is entitled to more than $30 million in damages for the taking of its property without just compensation.  The property is approximately 96 acres of freshwater wetlands in the City of Cape May.  Plaintiff filed its complaint on December 8, 1992 after the DEP denied an application for 366 single family homes.  On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992.  Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property.  In addition, the Appellate Division remanded the case for a determination of whether the "property" also included 100 acres previously developed by the plaintiff's principals.  On remand from the Appellate Division, the trial court ruled that the "property" did not include the 100 acres previously developed, and that DEP could not approve development of the remaining acres without first adopting regulations governing the development of wetlands property.  Since DEP had not adopted such regulations, the trial court held that DEP's development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property.  The State filed an appeal of the trial court's decision and the plaintiff cross-appealed.  Oral argument was held on May 14, 2001.  On July 25, 2001, the Appellate Division affirmed the trial court's decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt and implement regulations.

The plaintiff then petitioned the NJSC for certification of this decision, which was denied.  Upon remand, DEP promulgated regulations, which took effect on January 22, 2002, but are still being implemented.  The case remains on remand pending DEP's full implementation of those regulations.  On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers.  The relevant federal agencies have expressed opposition to the proposed settlement.  On May 25, 2012, the plaintiff served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process.  The DEP has initiated the reconsideration process pursuant to the regulations.  The State is vigorously defending this matter.

Escobar v. DYFS et al.  On July 17, 2009, Plaintiff's child was allegedly shaken by his biological father.  As a result, the child is severely disabled and requires life care by professionals.  The biological father is currently incarcerated for aggravated assault.  The Division of Youth and Family Services ("DYFS") (now known as the Division of Child Protection and Permanency in the Department of Children and Families) allegedly had knowledge that the biological father had a history of drug use, domestic violence, mental health disorders and other issues.  DYFS also was allegedly aware that the child showed prior evidence of abuse.  Plaintiff alleges that DYFS failed to adequately investigate the reports of alleged abuse.  After the completion of the trial, the jury awarded the Plaintiff $166 million, of which approximately $57 million was for pain and suffering, approximately $4 million was for the child's past medical needs and $105 million is to cover the child's future medical needs.  The State filed a motion for a new trial and, in the alternative, for remitter on the awards for pain and suffering and the child's future medical needs.  On March 19, 2014, the court ruled on the motion for remitter, reducing the award against the State to $102.6 million by reducing the amount allocated for future medical needs to $75.9 million.  On April 1, 2014, the court entered a final order judgment in the case.  On April 22, 2014, the State filed a notice of appeal.  The matter is currently scheduled to be mediated during the fall of 2014.  The State is vigorously defending this matter.

In Re Challenge of Contract Award Solicitation #13-X-22694.  On April 12, 2013, the Department of the Treasury issued a notice of intent to issue a government services contract to Northstar NJ ("Northstar").  On April 17, 2013, CWA filed a protest, which was denied.  CWA filed an appeal on June 4, 2013 and sought an emergent stay of the contract.  On June 11, 2013, the Appellate Division denied CWA's application for stay, accelerated the appeal, and allowed the State to proceed with the award of the contract.  At contract close on June 20, 2013, Northstar paid the State $120 million as an accelerated guarantee payment and began a formal transition period prior to beginning to provide the contracted services.  On October 1, 2013, Northstar began providing the contracted services.  On July 3, 2014, the Appellate Division rejected CWA's appeal and affirmed the decision below.  CWA did not file a petition for certification with the New Jersey Supreme Court.

Medicaid, Tort, Contract, Workers' Compensation and Other Claims.The Office of the Inspector General of the U.S. Department of Health & Human Services ("OIG") has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State's Department of Human Services ("DHS"). Currently, these audits span time periods between July 27, 2003 and December 31, 2007.  The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed.  OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services ("CMS") which may, in whole or in part, accept or disagree with the OIG's recommendations.  If the OIG's recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances.  However, DHS is disputing OIG's audit findings.  In addition, the State has currently reserved certain revenues that would mitigate, but not completely offset, the State's exposure assuming CMS upholds the OIG's recommended claim disallowances.  Given that the State is currently disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS.  These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant.  The State is unable to estimate its exposure for these claim disallowances.

New York

Economic Trends

U.S. Economy.  The U.S. Bureau of Economic Analysis published its annual revision to real U.S. Gross Domestic Product ("GDP") and its components at the end of July.  It now appears that the national economy experienced slower growth in calendar years 2011 and 2012, but stronger growth in calendar year 2013.  However, the harsh winter weather combined with the inventory overhang from the second half of 2013 resulted in a 2.1% contraction in the first quarter of calendar year 2014.  The weak start to the year implies significantly weaker growth for 2014 than was reflected in prior forecasts, despite a strong 4.6% rebound in the second quarter.  As a result, the Division of the Budget ("DOB") has revised its estimate of real U.S. GDP growth for 2014 from 2.5% to 2.2%, with an average growth projection of 3.0% for the second half of 2014.  Although the current outlook for the second half of the year implies solid domestic growth, the global outlook has deteriorated due to renewed weakness in Europe and Asia, augmented by geopolitical conflict.  Those risks, together with the recent sharp real appreciation of the dollar, are likely to lead to weaker net exports and softer inflation over the near-term.  The weaker global outlook and stronger dollar, combined with rising U.S. oil and gas production, is also contributing to declines in oil and gasoline prices, which are likely to reduce oil imports and support household spending.

Continued moderate labor market growth also is expected to support household spending going forward, but no significant acceleration in job gains is yet visible on the horizon.  Indeed, private sector hiring stepped back from average monthly gains of 255,000 over the second quarter of 2014, to 217,000 over the third.  DOB continues to forecast average monthly private job gains of approximately 220,000 for the rest of the year.  The housing market also has rebounded after being hard hit by the extreme winter weather in 2013-2014.  Housing starts exhibited monthly average growth of 4.7% over the three months ended September 2014, improving from a 2.5% decline over the three months ended March 2014 and another 1.1% decline over the three months ended June 2014.  However, the housing data continues to reflect the shift away from homeownership toward renting.  This shift appears to have affected the demand for home furnishings, which has lagged other categories of real durable goods and suggests that the housing market will provide less of a contribution to overall economic growth than in the past.  Over the very near term, the recent decline in long-term Treasury rates also could provide a temporary boost to the housing market.

Despite an extremely weak start to the year, DOB's outlook continues to call for a strengthening labor market and quarterly economic growth not far below 3% for 2015, but significant risks remain.  In today's highly interdependent global economy, it is difficult to foresee domestic growth substantially accelerating without vigorous stimulus from both export and single-family home demand; yet neither is anticipated over the near-term.  Global economic growth continues to stall as regional conflicts flare, while U.S. households continue to favor apartment rentals over homeownership.  Slower than anticipated global growth could result in slower export growth, which could in turn result in weaker corporate profits and investment, and thus fewer jobs.  Although energy prices are expected to remain low, a complex geopolitical situation could ignite renewed volatility, which, along with equity price volatility, represents a risk to household spending.  In contrast, stronger global growth or lower than expected gasoline prices would result in stronger outcomes than projected.  Finally, the response of global financial markets to the unwinding of central bank accommodation in the United States remains a risk, particularly given the lack of experience upon which to draw.

State Economy.  New York is the third most populous state in the nation and has a relatively high level of personal wealth.  The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity.  The State's location and its air transport facilities and natural harbors have made it an important link in international commerce.  Travel and tourism constitute an important part of the economy.  Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Preliminary data indicate that State employment for the first half of 2014 was stronger than previously thought.  The State's private sector labor market has continued to perform well, exhibiting robust growth in utility, transportation and warehousing, and tourism-related leisure and hospitality services.  Real estate and construction activity also remain strong.  After losing jobs for six consecutive quarters from the third quarter of 2012 to the end of 2013, the finance and insurance sector finally started to gain jobs at the beginning of 2014.  However, preliminary data suggest that government employment fell more than previously thought during the first half of 2014, and is expected to continue to contract through the second half as well.

The U.S. Bureau of Economic Analysis recently revised State personal income data going back to 2001, making the growth rates for recent years non-comparable to earlier forecasts.  Growth for Fiscal Year 2013-14 was revised down significantly, while upward revisions to prior year data resulted in higher levels for both the actual and estimates results for Fiscal Years 2013-14 and 2014-15.

The performance of the State's private sector labor market continues to surprise on the upside, but there are significant risks to the forecast.  All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York.  DOB continues to forecast single-digit growth in finance and insurance sector bonuses for the upcoming bonus season, but there are considerable upside and downside risks to that forecast.  State labor market growth has held up well so far, but a weaker labor market than projected could result in lower wages, as well as lower household spending.  Events over the past year have demonstrated how sensitive markets can be to shifting expectations surrounding Federal Reserve policy.  As the central bank moves closer to its first rate hike, the resulting financial market gyrations are likely to have a larger impact on the State economy than on the nation as a whole.  Should financial and real estate markets be weaker than we expect, both bonuses and taxable capital gains realizations could be negatively affected.

The City of New York.  The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements.  The State's finances also may be affected by the ability of the City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities.  Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years.  While a relatively infrequent practice, deficit financing has become more common in recent years.  Between 2004 and June 2014, the State Legislature authorized 25 bond issuances to finance local government operating deficits.  In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.  The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for Fiscal Year 2013-14 or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition.  For example, the State or federal government may reduce (or in some cases eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources.  Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities.  In some cases, these delays have necessitated short-term borrowing at the local level.  Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary federal stimulus funding; recent State aid trends, constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster.  Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends.  Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs may also adversely affect localities and necessitate requests for State assistance.

Special Considerations.  The State's financial plan is subject to many complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control.  DOB believes that the projections of receipts and disbursements are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections.  In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted.  The State's financial plan is based on numerous assumptions, including but not limited to:  (i) the condition of the national and State economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected; (ii) the extent, if any, to which wage and benefit increases for State employees exceed projected annual costs; (iii) the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (vi) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (vii) the ability of the State and its public authorities to market securities successfully in the public credit markets.

Federal Funding.  The State receives a substantial amount of federal aid for health care, education, transportation and other governmental purposes, as well as federal funding to address response to and recovery from severe weather events.  Any reductions in federal funding levels could have a materially adverse impact on the State's financial plan.  The Federal Budget Control Act ("BCA") of 2011 imposed annual caps on federal discretionary spending over a ten-year period and mandated an additional $1.2 trillion in deficit reduction to be achieved through either legislation or further cap reductions.  No legislative agreement on an additional $1.2 trillion in deficit reduction was reached, resulting in a sequestration order in March 2013 and further decreases in the discretionary spending caps beginning in federal fiscal year 2014.  However, the Bipartisan Budget Act of 2013 revised the spending caps imposed by the BCA and cancelled the secondary cap reductions for federal fiscal years 2014 and 2015, which provided minor discretionary cap relief for those two years.  That legislation, however, did not address the caps in the remaining years, and under current law, the secondary cap reductions are set to return for federal fiscal year 2016.  Specific funding levels are expected to be determined through the annual Congressional budget process if the lowered spending caps remain in place.  Under that scenario, DOB estimates that the State and its local governments could lose approximately $5 billion in federal funding over a multi-year period, including reductions in federal funding that passes through the State budget for school districts, as well as environmental, criminal justice and social services programs.  In addition, the State's financial plan may be adversely affected by other actions taken by the federal government, including audits, disallowances, and changes to federal participation rates or other Medicaid rules.

Health Insurance Company Conversions.  State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a "health care conversion"), subject to a number of terms, conditions and approvals.  The State is entitled to proceeds from the monetization of a health service corporation under a health care conversion and such proceeds must be used by the State for health-care related expenses.  In recent years, the State's financial plan has counted on proceeds from health care conversions ($175 million in Fiscal Year 2013-14 and $300 million annually in each of the three subsequent fiscal years), which have not been realized.  For planning purposes, the State's financial plan no longer counts on health care conversion proceeds.

Labor Settlements.  The State's financial plan continues to include a State General Fund reserve to cover the costs of a pattern settlement for unsettled union contracts prior to Fiscal Year 2010-11.  There can be no assurance that this reserve will fully fund these unsettled contracts.  In addition, the State's ability to fund all future agreements in Fiscal Year 2014-15 and beyond depends on the achievement of balanced budgets in those years.

Pension Amortization.  Under legislation enacted in August 2010, the State and local governments may amortize a portion of their annual pension costs beginning in Fiscal Year 2010-11.  Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.  The legislation enacted a formula to set an amortization threshold rate for each year.  The amortization rate may increase or decrease by up to one percentage point annually.  Pension contribution costs in excess of the amortization rate may be amortized.

For Fiscal Year 2014-15, the graded contribution rates for the New York State and Local Employees Retirement System ("ERS") and the Fire Retirement System ("PFRS") will be 13.5% and 21.5%, respectively.  A preliminary assessment indicates the contribution rates for Fiscal Year 2016 will be 18.2% and 24.7% for ERS and PFRS, respectively.  The higher-than anticipated contribution rates for Fiscal Year 2016 illustrate continued amortization is permissible.  Furthermore, DOB projects the graded rates will exceed the normal contribution rates in Fiscal Years 2016-17 through 2019-20.  In these years, contributions that exceed the normal contributions will be used to pay the outstanding cost of prior year amortizations, as required by statute.  These projections are based on projected market returns and numerous actuarial assumptions.  The next five-year experience study is scheduled to take place in 2015 and could change these projections materially.

Storm Recovery.  In recent years, New York has sustained damage from three powerful storms that crippled entire regions.  In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties.  In September 2011, Tropical Storm Lee caused flooding in additional counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier.  Little more than one year later, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region.  The frequency and intensity of these storms presents economic and financial risks to the State.  State claims for reimbursement for the costs of the immediate response are in process, and both recovery and future mitigation efforts have begun, largely supported by federal funds.  In January 2013, the federal government approved approximately $60 billion in federal disaster aid for general recovery, rebuilding and mitigation activity nationwide.  New York anticipates receiving approximately one-half of this amount over the coming years for response, recovery and mitigation costs.  There can be no assurance that all anticipated federal disaster aid described above will be provided to the State and its affected entities, or that such federal disaster aid will be provided on the expected schedule.

Financial Settlements.  The State periodically receives proceeds from financial settlements that are primarily deposited to the State General Fund.  Based on receipts to date and other information, the updated Fiscal Year 2014-15 Budget includes projections for an additional $625 million in proceeds, bringing the annual financial settlement estimate to $5.1 billion in Fiscal Year 2014-15.  The updated forecast also assumes settlements in the upcoming fiscal years of approximately $250 million in Fiscal Year 2015-16, and $100 million each for Fiscal Years 2016-17 and 2017-18.  There can be no assurance that settlement proceeds in upcoming fiscal years will be received by the State at these assumed levels.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type.  The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State.  State Funds includes the State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds.  The State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund.  It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

Prior Fiscal Year Results

Fiscal Year 2012-13 Results.  The State ended Fiscal Year 2012-13 in balance on a cash basis in the State General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance.  The Fiscal Year 2012-13 closing balance was $177 million less than prior year's closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

State General Fund receipts, including transfers from other funds, totaled $58.8 billion in Fiscal Year 2012-13.  Total receipts during Fiscal Year 2012-13 were $1.9 billion (3.3%) higher than in the prior fiscal year.  Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($1.0 billion) and business tax collections ($493 million).

State General Fund disbursements, including transfers to other funds, totaled $59.0 billion in Fiscal Year 2012-13, $2.5 billion (4.4%) higher than in the prior fiscal year.  This reflects expected growth in various local assistance programs, including education and Medicaid, both of which are subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

All Funds receipts for Fiscal Year 2012-13 totaled $133.2 billion, an increase of $511 million over the prior year's results.  Annual growth in tax receipts and miscellaneous receipts was partly offset by a decline in federal grants. All Funds disbursements for Fiscal Year 2012-13 totaled $133.1 billion, a decrease of $407 million over Fiscal Year 2011-12 results.  The State ended Fiscal Year 2012-13 with an All Funds cash balance of $3.9 billion.

Fiscal Year 2013-14 Results.  The State ended Fiscal Year 2013-14 in balance on a cash basis in the State General Fund, and maintained a closing balance of $2.24 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $350 million in the Rainy Day Reserve, $87 million in the Community Projects Fund, $21 million in the Contingency Reserve, $45 million reserved for potential retroactive labor settlements, $58 million that has been transferred to a fiduciary fund to account for proceeds realized from a settlement between J.P. Morgan and the State, and $543 million in an undesignated fund balance.  The Fiscal Year 2013-14 closing balance was $625 million greater than the Fiscal Year 2012-13 closing balance, reflecting an increase in the level of available resources to the State.

State General Fund receipts, including transfers from other funds, totaled $61.9 billion in Fiscal Year 2013-14, an increase of $3.1 billion (5.2%) from the prior fiscal year.  Tax receipts, including the transfer of tax receipts to the State General Fund after payment of debt service, were $3.2 billion (5.8%) higher than in the prior fiscal year, reflecting an increase in all major tax categories.  Miscellaneous receipts and federal grants were $347 million lower than the prior fiscal year, reflecting one-time receipts from settlements during Fiscal Year 2012-13.  Non-tax transfers were $242 million greater than the prior fiscal year, due to the timing of certain transactions.

State General Fund disbursements, including transfers to other funds, totaled $61.2 billion in Fiscal Year 2013-14, an increase of $2.3 billion (3.9%) from the prior fiscal year.  This reflects expected growth in various local assistance programs, including education and Medicaid; increased transfers in support of capital projects and debt service payments; partly offset by reduced costs for agency operations.

All Funds receipts for Fiscal Year 2013-14 totaled $137.7 billion, an increase of $4.5 billion over the prior year's results.  All Funds tax receipts during Fiscal Year 2013-14 were $3.4 billion higher than receipts collected during the prior year, with 80% of the growth attributable to higher personal income tax collections ($2.7 billion), due largely to strength in withholding as a result of a strong bonus season in the financial sector, as well as higher extension payments due to taxpayers accelerating income into the 2012 tax year in order to avoid increased federal rates in 2013.  All Funds disbursements for Fiscal Year 2013-14 totaled $137.5 billion, an increase of $4.4 billion over Fiscal Year 2012-2013 results.  The State ended Fiscal Year 2013-14 with an All Funds cash balance of $4.0 billion.

Fiscal Year 2014-15 Enacted Budget Financial Plan

The Fiscal Year 2014-15 Enacted Budget (the "Fiscal Year 2014-15 Budget") provides for balanced operations on a cash basis in the State General Fund, as required by law.  The Fiscal Year 2014-15 Budget reflects savings from the continuation of spending controls and cost containment measures put in place in prior years.  Funding for agency operations is generally expected to remain level across the financial plan period (excluding the timing of cash disbursements in Fiscal Year 2013-14).  Statutory reserves are expected to remain at the same level as Fiscal Year 2013-14.

At the time the Fiscal Year 2014-15 Budget was enacted, State General Fund receipts, including transfers from other funds, were expected to total $63.0 billion, an annual increase of $1.1 billion (31.8%).  Tax collections, including transfers of tax receipts to the State General Fund after payment of debt service, were expected to total $58.0 billion, an increase of $236 million (0.4%).  Non-tax transfers to the State General Fund were expected to total $1.2 billion, an increase of $262 million, largely due to the timing of transfers from other funds and changes in the level of resources expected to be available from other funds.  At the time the Fiscal Year 2014-15 Budget was enacted, All Funds receipts were projected to total $141.6 billion, an increase of 2.9% from Fiscal Year 2013-14 results.

At the time the Fiscal Year 2014-15 Budget was enacted, State General Fund disbursements, including transfers to other funds, were expected to total $63.1 billion, an increase of $1.9 billion (3.1%) from Fiscal Year 2013-14 spending levels.  The State's annual pension payment was expected to increase by $50 million.  This growth, which was partly offset by the pre-payment of certain obligations in Fiscal Year 2013-14, reflects increased normal costs and repayment of amounts amortized in prior years.  The State expects to continue to amortize pension costs in excess of the amortization thresholds established in law.  At the time the Fiscal Year 2014-15 Budget was enacted, State General Fund transfers to other funds were expected to total $8.1 billion in Fiscal Year 2014-15, a decrease of $993 million from Fiscal Year 2013-14.  The annual change is attributable to the prepayment in Fiscal Year 2013-14 of debt service due in Fiscal Year 2014-15 and reduced State General Fund support for capital projects spending due to the timing of available bond proceeds.  The Fiscal Year 2014-15 Budget reserved $363 million for debt management purposes in Fiscal Year 2014-15, unchanged from the level currently reserved in Fiscal Year 2013-14.

At the time the Fiscal Year 2014-15 Budget was enacted, DOB projected that the State will end Fiscal Year 2014-15 with a State General Fund cash balance of $2.1 billion, a decrease of $180 million from the Fiscal Year 2013-14 closing balance.  In part, the reduction in the balance includes the transfer of funds received in Fiscal Year 2013-14 related to legal settlements to a new fiduciary fund, the Mortgage Settlement Proceeds Trust Fund ($58 million), and the use of excess resources from Fiscal Year 2013-14 ($43 million).  These declines are partly offset by an $8 million increase in amounts set aside for the potential costs of prior-year labor agreements.  The State's financial plan continues to set aside money in the State General Fund balance to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for contract periods prior to April 2011.  This amount is calculated based on the "pattern" settlement for Fiscal Year 2007-08 through Fiscal Year 2010-11, and is expected to be reduced as labor agreements for prior periods are reached with unsettled unions.

Update to Fiscal Year 2014-15 Budget.  As of September 2014, DOB estimates that the State will end Fiscal Year 2014-15 with a sizeable State General Fund cash-basis surplus due to a series of unbudgeted financial settlements reached with several banks and insurance companies in the current fiscal year.  DOB expects that a formal plan for use of these funds in connection with the proposed budget for Fiscal Year 2015-16.  As a result, State General Fund receipts are now expected to total $67.8 billion in Fiscal Year 2014-15, an increase of $4.8 billion from the enacted Fiscal Year 2014-15 Budget.  State General Fund disbursements are expected to total $63.2 billion in Fiscal Year 2014-15, an increase of $29 million from the enacted Fiscal Year 2014-15 Budget.  DOB expects the State to end Fiscal Year 2014-15 with a State General Fund closing balance of $6.8 billion, an increase of $4.8 billion from the enacted Fiscal Year 2014-15 Budget.

Through September 2014, State General Fund receipts totaled $35.4 billion, $4.4 billion higher than projections in the enacted Fiscal Year 2014-15 Budget, reflecting higher tax collections ($1.1 billion) and higher miscellaneous receipts ($3.3 billion).  Through September 2014, State General Fund disbursements totaled $29.6 billion, $415 million higher than projections in the enacted Fiscal Year 2014-15 Budget, due mainly to higher State General Fund transfers to other funds.

Cash Position

The State authorizes the State General Fund to borrow resources temporarily from the State's Short Term Investment Pool ("STIP") for up to four months, or to the end of the fiscal year, whichever period is shorter.  Based on current information, DOB expects that the State will have sufficient liquidity to make payments as they become due throughout Fiscal Year 2014-15, but that the State General Fund may, from time to time, need to borrow resources temporarily from other funds in STIP.  The State continues to reserve money on a quarterly basis for debt service payments that are financed with State General Fund resources.  Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants.  As of March 31, 2014, the total outstanding balance of loans from STIP was $2.244 billion.

State Indebtedness

General.  The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding.  The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey.  As of March 31, 2014, total State-related debt outstanding totaled $55.2 billion excluding capital leases and mortgage loan commitments, equal to approximately 5.2% of New York personal income.  Total debt service is projected at $5.6 billion in Fiscal Year 2014-15, of which $1.1 billion is paid from the State General Fund through transfers, and $4.6 billion from other State funds.  The State General Fund transfer finances debt service payments on general obligation and service contract bonds.  Debt service is paid directly from other State funds for the State's revenue bonds.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.  The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt.  The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Funds receipts.  The limits apply to all State-supported debt issued after April 1, 2000.  Bond caps are legal authorizations to issue bonds to finance the State's capital projects.  As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation.

For Fiscal Year 2012-13, the State was in compliance with the statutory caps based on calendar year 2012 personal income and Fiscal Year 2012-13 debt outstanding.  DOB expects that debt outstanding and debt service in Fiscal Year 2013-14 will continue to remain below permitted limits.  The available room under the debt outstanding cap is expected to decline from $3.3 billion in Fiscal Year 2013-14 to $421 million in Fiscal Year 2016-17.  This includes the estimated impact of the bond-financed portion of capital commitment levels included in DOB's 10-year capital planning projections.

Variable Rate Obligations and Related Agreements.  State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements.  State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt.  As of March 31, 2014, State-supported debt in the amount of $52.5 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8 billion each.  As of March 31, 2014, both amounts are less than the statutory cap of 15%.

As of March 31, 2014, the State's authorized issuers had entered into a notional amount of $2.0 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 3.8% of total debt outstanding.  Overall, the State's swap exposure is expected to decline from 3.8% to 2.7% in Fiscal Year 2017-18.  The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

State-Supported Debt.

General Obligation Bond Programs.  General obligation debt is currently authorized by the State for transportation, environment and housing purposes.  Transportation-related bonds are issued for State highway and bridge improvements, and mass transportation, rail, aviation, canal, port and waterway programs and projects.  Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.  As of March 31, 2014, approximately $3.2 billion of general obligation bonds were outstanding.

Lease-Purchase and Contractual-Obligation Financing Programs.  Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, State University of New York and City University of New York buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects.

Legislation included in the Fiscal Year 2013-14 Enacted Budget created a new Sales Tax Revenue Bond program. This new bonding program will replicate certain credit features of existing revenue bonds and is expected to provide the State with increased efficiencies and a lower cost of borrowing.  The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that provides for the payment of these bonds.  The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of 1 cent of the State's 4 cent sales and use tax receipts.  Such sales tax receipts in excess of debt service requirements will be transferred to the State General Fund.  The first Sales Tax Revenue Bond issuance occurred in October 2013, and it is anticipated that the Sales Tax Revenue Bonds will be used interchangeably with personal income tax revenue bonds to finance State capital needs.  As of March 31, 2014, $960 million of Sales Tax Revenue Bonds were outstanding.  Based on current projections and anticipated coverage requirements, the State expects to issue approximately $1.2 billion of Sales Tax Revenue Bonds annually over the next four years.

Ratings.  The current ratings of the State's general obligation bonds are "Aa1" from Moody's, "AA+" from S&P and "AA+" from Fitch.

Fiscal Year 2014-15 State Supported Borrowing Plan.  Spending on capital projects is projected to total $9.4 billion in Fiscal Year 2014-15, which includes $928 million in "off-budget spending" directly from bond proceeds held by public authorities.  Overall, capital spending in Fiscal Year 2014-15 is projected to increase by $290 million (3%) from Fiscal Year 2013-14.  In Fiscal Year 2014-15, transportation spending is projected to total $4.5 billion, which represents 48% of total capital spending, with education comprising the next largest share at 19%.  In Fiscal Year 2014-15, the State plans to finance 57% of capital projects spending with long-term debt.  Federal aid is expected to fund 18% of the State's Fiscal Year 2014-15 capital spending, primarily for transportation.  State cash resources will finance the remaining 25% of capital spending.

Debt issuances of $4.8 billion are planned to finance new capital project spending in Fiscal Year 2014-15, an increase of $946 million (25%) from the prior fiscal year, which increase is primarily attributable to a delay in the sale of bonds from Fiscal Year 2013-14 until Fiscal Year 2014-15.  The bond issuances will finance capital commitments for transportation infrastructure ($1.3 billion), education ($1.8 billion), mental hygiene and health care facilities ($716 million), economic development ($4377 million), the environment ($285 million), and State facilities and equipment ($317 million).  Over the next four years, new debt issuances are projected to total $21.0 billion.  New issuances are primarily for transportation infrastructure ($5.9 billion), education facilities ($8.0 billion), economic development ($2.3 billion), the environment ($1.2 billion), mental hygiene and health care facilities ($2.3 billion), and State facilities and equipment ($1.4 billion).

Pension and Retirement Systems

The State's retirement systems comprise the ERS and the PFRS.  State employees made up about 32% of total membership during Fiscal Year 2013-14.  There were 3,029 other public employers participating in the State's retirement systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many public authorities.  As of March 31, 2014, approximately 644,000 persons were members and approximately 422,000 pensioners or beneficiaries were receiving benefits.  The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.

Assets are held by the Common Retirement Fund (the "CRF") for the exclusive benefit of members, pensioners and beneficiaries.  Investments are made by the Comptroller as trustee of the CRF.  Net assets available for benefits as of March 31, 2014 were $181.3 billion (including $5.3 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $17.1 billion (10.4%) from prior fiscal year's level of $164.2 billion.  The increase in net assets available for benefits year-over-year reflects, in large part, equity market performance.  The CRF's net assets gained 13.02% during Fiscal Year 2013-14.

The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $204.5 billion on April 1, 2013 to $216.4 billion (including $101.5 billion for current retirees and beneficiaries) on April 1, 2014.  It is anticipated that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.  Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits.  Actuarial assets differed from net assets on April 1, 2014 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method.  Actuarial assets increased from $155.4 billion on April 1, 2013 to $171.7 billion on April 1, 2014.  The funded ratio, as of April 1, 2014, calculated in August 2014 using the entry age normal funding method and actuarial assets, was 92%.

An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute.  Amortized amounts must be paid by State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty.  Employers are required to pay interest on the amortized amount at a rate determined annually by the Comptroller that is comparable to taxable fixed income investments of a comparable duration.  The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period.  Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year.  For amounts amortized in Fiscal Year 2010-11, the Comptroller set an interest rate of 5%.  For amounts amortized in Fiscal Year 2011-12, the interest rate was 3.75%.  For amounts amortized in Fiscal Years 2012-13 and 2013-14, the interest rate was 3.00% and 3.67%, respectively.  The first payment is due in the fiscal year following the decision to amortize pension costs.  When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future.  These reserve funds will be invested separately from pension assets.  Over time, it is expected that this will reduce the budgetary volatility of employer contributions.  As of March 31, 2014, the amortized amount receivable, including accrued interest, for the 2011 amortization is $187.78 million from the State and $31.71 million from 45 participating employers; the amortized amount receivable, including accrued interest, for the 2012 amortization is $467.67 million from the State and $171.90 million from 118 participating employers; and, the amortized amount receivable, including accrued interest, for the 2013 amortization is $712.36 million from the State and $337.54 million from 136 participating employers.

The estimated State payment (including Judiciary) for Fiscal Year 2014-15 is approximately $2.83 billion.  Multiple prepayments to date (including interest credit) have reduced this amount by approximately $1.081 billion.  If the State (including Judiciary) opts to amortize the maximum amount permitted, it would reduce the required March 1, 2015 payment by $742.5 million.  Amounts amortized are treated as receivables for purposes of calculating assets of the CRF.

Litigation

General.  The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million.  These proceedings could adversely affect the State's finances in the current fiscal year or thereafter.  Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget.  The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year.  There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims.  There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or the predecessors-in-interest in the 18th and 19th centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they held a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area.  In 1998, the United States intervened in support of plaintiff.  During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki.  Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., the Second Circuit Court of Appeals dismissed the Oneida land claim.  On October 17, 2011, the U.S. Supreme Court denied plaintiffs' petition for certiorari.  On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues.  In part, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States.  The agreement has been approved by the State Legislature, and was approved by the federal court on March 4, 2014.  There are two cases challenging the settlement agreement.  In Matter of Town of Verona, et al. v. Cuomo, et al., the plaintiffs are citizen taxpayers, voters and two towns.  The defendants answered and moved for summary judgment, which was granted on June 27, 2014.  Plaintiffs have filed a notice of appeal.  In Schulz v. New York State Executive, et al., plaintiff seeks a declaratory judgment that the New York Gaming Act, the New York Tax Free Zones Act, and the Oneida, St. Regis Mohawk and Seneca Nation settlement agreements violate various provisions of the State Constitution.  In a decision, order and judgment dated April 10, 2014, the court disposed of some of the constitutional challenges to the statutes and ordered that plaintiff serve the tribes and the Counties of Madison and Oneida within thirty days.  The counties dispute whether they were properly served and the tribes appear to have invoked immunity from suit such that none of those parties answered the amended complaint by June 16, 2014 as directed by the court.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest.  The defendants' motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga and Oneida, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk, which will now proceed through discovery and additional motion practice.  On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe's land claim.  The land claim was stayed through at least December 12, 2014 to allow for settlement negotiations.  On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation.  The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement.  Any formal settlement agreement will also require additional local, State and Congressional approval.

In Shinnecock Indian Nation v. State of New York, et al., plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest.  On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions.  Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals.  The motion for reconsideration has been withdrawn, and on October 31, 2014 plaintiff withdrew its motion to amend its complaint.  The Shinnecock appeal to the Second Circuit remains stayed, but likely will soon be reinstated.

Tobacco Master Settlement Agreement.  In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the "Settling States") and the then four largest United States tobacco manufacturers (the "Original Participating Manufacturers" or "OPMs"), entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs.  Approximately 30 additional tobacco companies have entered into the settlement (the "Subsequent Participating Manufacturers" or "SPMs" and together, the "Participating Manufacturers" or "PMs").  The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Arbitration Related to Tobacco Master Settlement Agreement.  The PMs also have brought a nationwide arbitration proceeding against the Settling States (excluding Montana).  The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness.  In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA ("Non-Participating Manufacturers" or "NPMs") to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold.  New York's allocable share of the total base payment is approximately 12.8% of the total, or approximately $800 million annually.

The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003.  The PMs seek a downward adjustment of the payment due in that year (an "NPM Adjustment") which would serve as a credit against future payments.  Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003.  The PMs have raised the same claim for years 2004-2006, but none of those years is yet in arbitration.  The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales.  A hearing on issues common to all states took place in Chicago on April 16-24, 2012.  State-specific hearings commenced in May 2012.  New York's diligent enforcement hearings took place on June 25-29, 2012.  The last state-specific diligent enforcement hearing took place on May 21-24, 2013.  New York was found to have diligently enforced its qualifying statute in 2003 and, thus, is not subject to an NPM Adjustment for 2003.

In December 2012, the PMs and certain states (collectively the "Signatory Parties") agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003-2012.  New York and certain other states and territories rejected the term sheet.  The Signatory Parties then sought the approval of the panel in order to obtain an early release of MSA annual payments currently being held in a disputed payments account.  The non-joining states then objected to approval of the term sheet.  Under the MSA reallocation provision, every state is either "diligent" or "not diligent" and only "diligent" states are exempt from the NPM Adjustment.  For every state found diligent, its allocable share of the NPM Adjustment is shifted to any remaining non-diligent states.  The non-joining states sought to have the joining states treated as non-diligent for purposes of allocation of the NPM Adjustment.  The panel held a status conference on January 22, 2013, and a hearing of March 7, 2013, to discuss the term sheet.  On March 13, 2013, the panel issued a Partial Stipulated Settlement Award ("Partial Award") based on the provisions of the term sheet.  In so doing, the Panel deemed the 20 states (collectively the "Signatory States") "diligent" for purposes of allocation of the NPM Adjustment.  The panel also established a mechanism for reallocating any NPM Adjustment among non-diligent states that alters the terms of the MSA itself.  Thus, if has the State been found to have been "not diligent" in its enforcement of its escrow statute in 2003, it would have exposure not only for its share of the NPM Adjustment but also for its proportionate share of the NPM Adjustment attributable to the Signatory States.  The State, as well as several other states, has moved in its state court to vacate or modify the Partial Award notwithstanding the panel's finding.  New York's motion has been adjourned several times.  The six states that were found "not diligent" are all actively pursuing motions to vacate or modify the Partial Award as well as to vacate the panel's findings.  Courts in two of the non-prevailing states, Missouri and Pennsylvania, have issued decisions vacating and/or modifying the Panel's Partial Award to the extent that the Award unfairly harms each of those states by having the Signatory States deemed diligent for purposes of allocation of the NPM Adjustment.  Each of these courts held that the Signatory States should be deemed non-diligent for purposes of allocation of the NPM Adjustment.  The court in Maryland denied the State's motion to vacate or modify the Partial Award.  Courts in the remaining states challenging the Partial Award have not yet ruled.  The PMs have indicated their intent to bring a nationwide NPM Adjustment Arbitration for sales year 2004 against New York and the other states that rejected the term sheet.

West Valley Litigation.  In State of New York, et al. v. The United States of America, et al., the parties have sought to resolve the relative responsibilities of the State and federal governments for the cost of remediating the Western New York Nuclear Service Center (the "Center" or "Site"), located in West Valley, New York.  The Center was established by the State in the 1960s in response to a federal call to commercialize the reprocessing of spent nuclear fuel from power reactors.  The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste ("HLRW") generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act in 1980, directing the federal government to solidify the HLRW and transport it to a federal repository, decontaminate and decommission the facilities and dispose of the low-level waste.  The Act directed the State to pay 10% of those clean-up costs.  However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act; who bears the long-term responsibility for maintaining, repairing or replacing and monitoring and tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW.  The combined federal and State cost expenditures to date amount to approximately $2.6 billion.  The State's expenditures at the Center are now approaching $320 million.

In order to resolve these disputes, the State filed suit in December 2006, seeking a declaration:  (1) that the federal government is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) for the State's cleanup costs and for damages to the State's natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the federal government's responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the federal government is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site.  After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation.

The consent decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future.  The consent decree does not select or advocate the selection of any particular cleanup program for the Site- cleanup decisions are being made via the ongoing Environmental Impact Statement process.  The consent decree also does not resolve two claims raised in the State's lawsuit—the State's natural resource damages claim and its Nuclear Waste Policy Act claim.  The first claim, which the federal government has agreed to toll, will be pursued by the NYS Department of Environmental Conservation and the Attorney General's office.  Regarding the latter claim, the State asserts that the federal government bears sole responsibility for the cost of disposing of the remaining HLRW waste at the Site at a federal repository once one becomes available.  This claim was neither settled nor dismissed and remains in litigation.  Pursuant to an agreed briefing schedule, the parties submitted to the court their opening and responsive briefs for competing motions to dismiss the Nuclear Waste Policy Act claim.  On November 20, 2013, the court issued an order granting the State's motion to dismiss this claim for lack of ripeness, and denying the United States' motion to dismiss to the extent it sought a ruling on alternative grounds.

 Medicaid Nursing Home Rate Methodology.  In Kateri Residence v. Novello and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the "reserve bed patient day adjustment," which regulates payments to nursing homes when long term care patients are receiving off-site care.  The trial court granted partial summary judgment to plaintiffs in Kateri, holding that the methodology was improper.  The appellate court affirmed trial court's partial summary judgment decision on interlocutory appeal and remanded the case to trial court for further proceedings.  The Court of Appeals denied leave to appeal on the grounds that the decision was not final.  The trial court directed the defendant to re-compute Medicaid rates for the plaintiff's facilities, and that re-computation was completed in October 2013.  The parties are presently conducting discovery.  Plaintiffs have brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by Department of Health staff, resulting from application of the reserve bed day methodology.  On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by plaintiff.  Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable May 16, 2014.  The motion has been granted and the State has filed a motion to appeal.

School Aid.  In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State's system of financing public education violates the Constitution on the ground that it fails to provide a sound basic education.  In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action.  The State appealed this decision, which was upheld by the appellate court on January 13, 2011.  On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals.  On June 26, 2012, the Court of Appeals denied the State's motion to dismiss.  Depositions were conducted and the discovery deadline was May 3, 2013.  A pre-trial conference is scheduled for December 23, 2014.  Trial is scheduled for January 21, 2015.

In Aristy-Farer, et al. v. The State of New York, et al., commenced February 6, 2013, plaintiffs seek a judgment declaring that the statutory provisions linking payment of State school aid increases for Fiscal Year 2012-2013 to submission by local school districts of approvable teacher evaluation plans violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of certain State aid disbursements to the City of New York pending a final determination.  The State opposed this motion.  By order dated February 19, 2013, the trial court granted the motion for preliminary injunction.  The State appealed.  On May 21, 2013, the appellate court denied plaintiffs motion for a stay pending appeal.  As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal.  On April 7, 2014, the trial court denied the State's motion to dismiss.  The State has appealed.  By decision dated August 12, 2014, the trial granted a motion to consolidate Aristy-Farer with New Yorkers for Student Educational Rights.

In New York State United Teachers, et al. v. The State of New York, et al., commenced February 20, 2013, plaintiffs seek a judgment declaring that certain statutes that imposes a limitation on the tax that school districts can levy on the real property subject to tax within their borders violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education and impair the right of plaintiffs to substantially control school district finances.  Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding.  Defendants' motion to dismiss the amended complaint was returnable on December 12, 2013.  After argument before Judge O'Connor, the case was reassigned to Judge Devine, who agreed to rehear argument.  Argument was delayed pending another motion by plaintiffs to amend the complaint.  Upon Judge Devine's appointment to the Appellate Division, the case was reassigned to Acting Supreme Court Justice Richard Platkin who shortly thereafter recused himself at the request of the plaintiff.  Justice Patrick McGrath was then assigned to the trial.  On September 23, 2014, Justice McGrath issued a decision and order granting the defendants' motion to dismiss the plaintiffs' first amended complaint challenging the constitutionality of the tax, but granted plaintiffs leave to serve a second amended complaint to add a separate challenge to the legislation.  The defendants' response to that complaint was due on December 1, 2014.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs filed suit on February 11, 2014 claiming that the State is not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education.  Among other things, plaintiffs specifically allege that the State is not meeting its funding obligations for New York City schools under the Court of Appeals' 2006 decision in Campaign for Fiscal Equity ("CFE") v. New York and also challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan.  Plaintiffs seek a judgment declaring that the State has failed to comply with CFE, that the State has failed to comply with the constitutional requirement to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional.  They seek an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.  On May 30, 2014, the State filed a motion to dismiss all claims.  On June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action.  On August 8, 2014, the trial court granted defendants' motion to transfer the preliminary injunction application, but denied that part of the motion which sought to transfer the entire action.  On October 27, 2014, plaintiff withdrew its motion for a preliminary injunction.  On November 17, 2014, the trial court denied defendants' motion to dismiss and granted the motion by the City of Yonkers to intervene a plaintiff in the proceeding.  Defendants' deadline for filing an answer to the petition was November 28, 2014.

Sales Tax.  There are several cases challenging the State's authority to collect taxes on cigarettes sold on Indian reservations.  In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), plaintiffs seek judgments declaring that their federal rights are violated by the State's imposition of an excise tax on cigarettes sold by the plaintiffs to non-tribal members.  In four of the five cases, the trial court denied plaintiffs' motions for preliminary injunctions, but granted a stay of enforcement pending plaintiffs' appeal.  In the fifth case, the trial court granted the plaintiff's motion for a preliminary injunction.  On May 9, 2011, the Second Circuit Court of Appeals affirmed the trial court's order denying the plaintiffs' motions for preliminary injunctions, and vacated the trial court's order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the various trial courts for further proceedings consistent with the court's opinion.  The State moved for summary judgment in two cases.  The plaintiffs moved for voluntary dismissal without prejudice in these cases.  On January 9, 2012, the district court in one of the two cases granted plaintiff's motion for summary dismissal without prejudice and denied the State's motion for summary judgment as moot.  Arguments in the second case were heard on December 20, 2011.  On January 9, 2012, the trial court in the first case granted plaintiff's motion for voluntary dismissal without prejudice and denied the defendants' motion for summary judgment as moot.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system.  The court denied plaintiffs' request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs' subsequent motion for a preliminary injunction.  Plaintiffs appealed to the appellate court, which denied plaintiffs' motion for a preliminary injunction pending appeal on September 14, 2011.  The appeal is pending.  By decision dated August 2, 2012, the trial court granted defendants' motion for summary judgment dismissing the complaint and denied plaintiffs' cross motion for summary judgment.  Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012.  On January 15, 2013, the Court of Appeals transferred the appeal.

Insurance Department Assessments.  In New York Insurance Association, Inc. v. State, several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department violate State statutes as well as the and the State and U.S. Constitutions.  The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department.  Depositions have been completed.  The note of issue was filed on June 3, 2013.  The parties moved for summary judgment, and the motions were submitted on March 25, 2014.  Plaintiffs have served a third amended complaint, which added a challenge to the 2012-13 assessment, and have supplemented their summary judgment papers to address this claim.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI or in the prospectus, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor.  The initial investment must be accompanied by the Account Application.  If required information is missing from your Account Application, it may be rejected.  If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames.  Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus.  Shares of the funds will only be issued against full payment.  You will be charged a fee if a check used to purchase fund shares is returned unpayable.  Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order.  No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act.  Foreign financial institutions include:  foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  You should consult your Service Agent in this regard.  As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs.  These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs.  Participants and plan sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Small Account Policies

The funds reserve the right to waive any small account policies that are described in the prospectus.

Purchase of Institutional Money Funds and Cash Management Funds (not applicable to Institutional Direct accounts)

In addition to the purchase information which may be described in "How to Buy Shares—Purchase of Institutional Money Funds" in Part II of this SAI, shares may be purchased by wire, by telephone or through compatible computer facilities.  All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks.  To place an order by telephone or to determine whether their computer facilities are compatible with the fund, investors should call Dreyfus Investments Division at 1-800-346-3621.

In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities.  Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale.  The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment.  Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets.  Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities.  All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities.  The exchange of securities for fund shares may be a taxable transaction to the shareholder.  For further information about "in-kind" purchases, call 1-800-DREYFUS (inside the U.S. only).

Information Pertaining to Purchase Orders

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of shares of funds other than money market funds may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed.  If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Federal Funds (money market funds only).  Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order and Federal Funds are received by the Transfer Agent or other entity authorized to receive orders on behalf of the fund.  If you do not remit Federal Funds, your payment must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Prior to receipt of Federal Funds, your money will not be invested in the fund.

Dreyfus TeleTransfer Privilege. Except as may be otherwise described in "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your fund account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time.  If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day.  If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares—Share Certificates; Medallion Signature Guarantees."  See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" below for more information.  Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account.  You may reopen an account in a fund that you previously closed without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information in the old Account Application is still applicable.  During the second calendar year after your account was closed, you may be eligible to reopen such account for part of that calendar year.  Please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative for availability or options before seeking to invest in such account.  You cannot at any time reopen an account that you closed in a fund, or in a share class of a fund, that previously was closed to new investment accounts.

Multi-Class Funds.  When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased.  In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase.  You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds.

Class A.  Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, and as described below with respect to:  (a) Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996; and (b) Class T shares exchanged for Class A shares, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-
____________________________
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996 is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-
____________________________
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Class T shares are no longer offered by any Multi-Class Fund.  Holders of Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Class T shares.  For shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Class T shares of the fund on the Exchange Date, the public offering price for Class A shares of the fund is the NAV per share of Class A of the fund plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00

$50,000 to less than $100,000	4.00	4.17	3.50

$100,000 to less than $250,000	3.00	3.09	2.50

$250,000 to less than $500,000	2.00	2.04	1.75

$500,000 to less than $1,000,000	1.50	1.52	1.25

$1,000,000 or more	-0-	-0-	-0-
____________________________
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-
___________________________

*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

The scale of sales loads applies to purchases of Class A shares made by any Purchaser.

•
Class A Shares Offered at NAV.  Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege.  This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at NAV.  In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus or its affiliates, or the spouse or minor child of any of the foregoing.  Further, a charitable organization investing $50,000 or more in fund shares and a charitable remainder trust (each as defined in Section 501(c)(3) of the Code) may purchase Class A shares at NAV without payment of a sales charge, provided that such Class A shares are purchased directly through the Distributor.  Any such charitable organization or charitable remainder trust that held Class A shares of a fund as of July 15, 2011, and continues to hold such Class A shares, may purchase additional Class A shares of the fund at NAV without a sales load whether or not purchasing such shares directly through the Distributor.  Additional information about purchasing Class A shares at NAV is in the prospectus.

A shareholder purchasing fund shares through a Service Agent may no longer be eligible to purchase fund shares at NAV without a sales load, if the nature of the shareholder's relationship, and/or the services the shareholder receives from, the Service Agent changes.  Please consult your Service Agent for further details.

•
Dealer Reallowance.  The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers.  The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by Dreyfus which are sold with a sales load, such as Class A shares.  In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.  See "Management Arrangements—Distributor" below.

•
Right of Accumulation.  Except as may be otherwise described in "How to Buy Shares—Right of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more.  If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000.  All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail.  The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

•	Conversion of All Class B Shares. Effective as of the Effective Date, each Multi-Class Fund offering Class B shares converted its outstanding Class B shares to Class A shares of the fund (or, for certain funds, Class D shares of the fund—see "How to Buy Shares" in Part II of this SAI). Class B shares are no longer offered by the funds and have been terminated as a separately designated class of each fund. On the Effective Date, holders of Class B shares of a fund received Class A shares (or, as applicable, Class D shares) of the fund having an aggregate NAV equal to the aggregate NAV of the shareholder's Class B shares. Each fund's Class A shares (or, as applicable, Class D shares) have a lower total annual expense ratio than the fund's Class B shares. No front-end sales load or CDSC was imposed in connection with the conversion. Any subsequent investments in a fund's Class A shares by holders of Class A shares that were converted from Class B shares will be subject to the front-end sales load applicable to the fund's Class A shares

Class C.  The public offering price for Class C shares is the NAV per share of that class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.  See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.

Class I.  The public offering price for Class I shares is the NAV per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such series may continue to purchase Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so.  Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Y.  The public offering price for Class Y shares is the NAV per share of that class.  Class Y shares of a fund have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds, as well as between Class R shares of Dreyfus AMT-Free Municipal Reserves and Dreyfus Money Market Reserves.

All Other Funds and Share Classes.  The public offering price is the NAV per share of the class.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund.  The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Taxpayer ID Number

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account.  See the Account Application for further information concerning this requirement.  Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders.  If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds.  Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading.  In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund.  If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor.  While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

Transactions made through Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder®), automatic non-discretionary rebalancing programs, minimum required retirement distributions and investments through certain third party programs for individual investors approved by the fund generally are not considered to be frequent trading.  For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that the purchase check (including a certified or cashier's check) has cleared (normally eight business days).  For a money market fund, the fund may delay the redemption of such shares for such period; for a fund other than a money market fund, the fund may delay sending the redemption proceeds for such period.  In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus Automatic Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed.  If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express® voice-activated account access system), letter or online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares.  In such cases, you should consider using the other redemption procedures described herein.  Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used.  During the delay the NAV of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses.  Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for Retirement Plan participants or any other third party.  If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period.  The fund will use the "first-in, first-out" method to determine the holding period for the shares sold.  Under this method, shares held the longest will be redeemed or exchanged first.  The holding period commences on the day after your purchase order is effective.  For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29.  Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees.  Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than at the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The funds' prospectuses contain information on transactions for which the redemption fee is waived.  The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class C.  A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase.  No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate.  It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000.  Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends.  Within a year after the purchase the investor decided to redeem $500 of the investment.  Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share).  The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260).  Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC.  The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans or other programs, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI.  If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately.  Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor.  Any such qualification is subject to confirmation of your entitlement.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, redemption orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day.  Otherwise, the shares will be redeemed at the next determined NAV.  It is the responsibility of the Authorized Entity to transmit orders on a timely basis.  The Authorized Entity may charge the shareholder a fee for executing the order.  This repurchase arrangement is discretionary and may be withdrawn at any time.

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check.  Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds."  Checks should not be used to close your account.

You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order.  If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions.  Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.  Institutional Direct accounts are not eligible for the Checkwriting Privilege.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.  Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.  To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  In most circumstances, this request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Medallion Signature Guarantees."  Shares held in an Education Savings Account may not be redeemed through the Wire Redemption Privilege.

Redemption through Compatible Computer Facilities

Certain funds make available to institutions the ability to redeem shares through compatible computer facilities.  Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.

Dreyfus TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds ($500 minimum) be transferred between your fund account and your bank account.  Except as may be otherwise described in "How to Redeem Shares—Transaction Fees" in Part II of this SAI or in the prospectus, transaction fees do not apply to Dreyfus TeleTransfer redemptions.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege.  See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" above.

Reinvestment Privilege

You may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges.  Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested.  The Reinvestment Privilege may be exercised only once and your reinvestment request must be received in writing by the fund within 45 days of redemption.

Share Certificates; Medallion Signature Guarantees

Share Certificates.  Effective July 1, 2011 each fund issues shares in book entry form only and no longer issues share certificates.  Any certificates representing fund shares to be redeemed must be submitted with the redemption request.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed as described below.

Medallion Signature Guarantees.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP).  Guarantees must be signed by an authorized signatory of the guarantor.  No other types of signature guarantees will be accepted.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the fund's portfolio is valued.  If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Dreyfus Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting  or by calling 1-800-DREYFUS (inside the U.S. only).  To modify or terminate your participation in a service, call 1-800-DREYFUS (inside the U.S. only).  Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.

Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made.  Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made:  Fund Exchanges, Checkwriting Privilege, Dreyfus TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dreyfus Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part.  Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Fund Exchanges.  Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  Fund exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus.  You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features.  Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.
Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.
Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC for shares of the Worldwide Dollar Fund.  The shares so purchased will be held in an Exchange Account.  Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account.  Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account.  See "How to Redeem Shares" in Part II of this SAI.  Redemption proceeds for Exchange Account shares are paid by federal wire or check only.  Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

As of the Effective Date, holders of Class A shares of a fund or the General Fund received by conversion from Class B shares, and holders of shares of the Worldwide Dollar Fund received in a prior exchange for a fund's Class B shares, may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by Dreyfus, without the imposition of a front-end sales load or CDSC.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI or in the prospectus, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online.  Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone or online instructions (including over the Dreyfus Express® voice-activated account access system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the fund or the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.  Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class I, Class R or Class Y shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased).  For the BASIC funds, the shares being exchanged must have a current value of at least $1,000.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds of which you are a shareholder.  The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected.  With respect to Class I or Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.  Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges."  Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you.  Shares held under IRAs and Retirement Plans are eligible for this privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to Retirement Plan accounts, exchanges may be made only among those accounts.  Shares in certificate form are not eligible for this privilege.

Dreyfus Automatic Asset Builder®

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege

Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account.  When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Dreyfus Payroll Savings Plan

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.  Shares held through a Retirement Plan are not eligible for this privilege.

Dreyfus Dividend Options

Dreyfus Dividend Sweep.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  Shares held through a Retirement Plan are not eligible for this privilege.  Identically registered existing IRA accounts are eligible for this privilege.  Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.
Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH.  Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account.  Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day.  However, when the next business day is part of a new month, the transaction will be processed on the previous business day.  For example, if you request that Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.  Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal.  Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.  Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC.  Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans.  Participants should consult their Retirement Plan sponsor and tax advisor for details.  Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent—Class A Shares

By submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent.  Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent.  A minimum initial purchase of $5,000 is required.  You can obtain a Letter of Intent form by calling 1-800-DREYFUS (inside the U.S. only).

Each purchase you make from the date you submit the Letter of Intent until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment.  The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment.  When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account.  In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment.  The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment.  If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account.  Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.  Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Retirement Plans

A fund may make available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan.  In addition, certain funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans.  Plan support services also are available.

If you wish to purchase fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan, an IRA, including a SEP-IRA, or an Education Savings Account, you may request from the Distributor forms for adoption of such plans.  Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian.  Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares.  All fees charged are described in the appropriate form.  You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A written quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review.  For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan.  As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are not "interested persons" with respect to the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

 ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable.  To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities.  For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors.  Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.  If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected.  While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas).  To some extent, the prices of equity securities tend to move by industry, market or sector.  When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock.  Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company.  After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities.  Common stock may be received upon the conversion of convertible securities.

Preferred Stock.  Preferred stock is a form of equity ownership in a corporation.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock.  While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer.  Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features.  These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price.  Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection.  Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity.  Upon maturity they may convert into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price).  Convertible securities have characteristics similar to both equity and fixed-income securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Synthetic Convertible Securities.  So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.  An example is a non-convertible debt security and a warrant or option.  The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights.  Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time.  Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price.  A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date.  Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs.  An IPO is a corporation's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  Special rules of FINRA apply to the distribution of IPOs.  Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks.  Many IPOs are issued by undercapitalized companies of small or microcap size.  The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities.  Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations.  Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.  Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected.  Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.  Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."  The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause a fund to realize income prior to the receipt of cash payments with respect to these securities.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price.  The values of fixed-income securities also may be affected by changes in the credit rating of the issuer.  Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.  Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities.  See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk).  Generally, the longer the duration, the more volatility an investor should expect.  For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%.  The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration.  Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity.  The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates.  Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights.  In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers.  The average maturity is weighted according to the dollar amounts invested in the various securities by the fund.  In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.  For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date.  The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.  The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall.  This is known as prepayment risk.  Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index.  Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss.  During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity.  In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities.  Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.  The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities.  Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations.  As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.  See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA."  The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate.  A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.  Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities.  Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund.  Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities.  In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events.  To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest.  Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist.  As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished.  Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating.  To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities.  Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk.  See "Rating Categories" below for a general description of securities ratings.  These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities.  These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.  The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information.  The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon.  Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry.  The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time.  Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities.  These securities may be particularly susceptible to economic downturns.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.  The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing.  The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.  It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.  Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings.  As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security.  Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income.  Reorganization entails a complete change in the structure of a business entity.  An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested.  If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management, and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues.  A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities.  Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.

A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities.  There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted.  In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all.  During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment.  A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation).  Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.  Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.  Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time.  To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date.  Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Pay-in-kind securities generally pay interest through the issuance of additional securities.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities.  Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  Other inflation-related bonds may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities.  Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities.  Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations.  The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.  Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate.  Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well.  Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations.  Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes.  Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies.  Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments.  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate.  The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Loans.  Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread.  These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.  As short-term interest rates increase, interest payable to a fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the fund from its investments in loans is likely to decrease.  To the extent a fund invests in loans with a base lending rate floor, the fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor.

Loans in which a fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower").  Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes.  Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.

Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.  Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to:  (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates.  In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own.  In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries.  Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement").  In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement.  In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement.  A fund will generally rely upon the Agent Bank or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan.  Additionally, a fund normally will rely on the Agent Bank and the other loan investors to use appropriate credit remedies against the Borrower.  The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower.  The Agent Bank may monitor the value of any collateral and, if the value of the collateral declines, may accelerate the loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan.  The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.  With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, the Adviser may perform such tasks on a fund's behalf, although a collateral bank will typically hold any collateral on behalf of the fund and the other loan investors pursuant to the applicable Loan Agreement.

In the process of buying, selling and holding loans, a fund may receive and/or pay certain fees.  These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees.  When a fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee.  On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan.  In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of a loan by a Borrower.  Other fees received by a fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Offerings of Senior Loans and other loans in which a fund may invest generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange.  Because there is less readily available or reliable information about most loans than is the case for many other types of securities, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources.  Therefore, a fund investing in loans will be particularly dependent on the analytical abilities of the Adviser.  No active trading market may exist for some loans, which may make it difficult to value them.  Some loans may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in a fund's net asset value.  In addition, a fund may not be able to readily dispose of its loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  If a fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect a fund's yield.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA'').  For par loans, for example, income accrues to the buyer of the loan (the ''Buyer'') during the period beginning on the last date by which the loan purchase should have settled (T+7) to and including the actual settlement date.  Should settlement of a par loan purchased in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on settlement date for the purchase price of the loan paid by the Buyer).  In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received.  Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and, therefore, the risk of non-delivery of the security to the fund is reduced or eliminated.

A fund may purchase and retain in its portfolio loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss.  At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan.  A fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation.  In addition, such participation may restrict the fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by a fund also may expose the fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

Loans are usually rated below investment grade and may also be unrated.  As a result, the risks associated with investing in loans are similar to the risks of fixed-income securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other fixed-income securities rated below investment grade, which are often subordinated and/or unsecured.  Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value.  Loans are subject to a number of risks described elsewhere in this SAI section titled "Fixed-Income Securities," including non-payment of principal and interest, liquidity risk and the risk of investing in fixed-income securities rated below investment grade.

Investing in loans is subject to legislative risk.  If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans and other types of loans for investment by a fund may be adversely affected.  In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers.  This would increase the risk of default.  If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly levered transactions.  If a fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the fund could receive for the loan may be adversely affected.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.  In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan.  These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower.  This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral.  Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

The Adviser and/or its affiliates may participate in the primary and secondary market for loans.  Because of limitations imposed by applicable law, the presence of the Adviser and/or the Adviser's affiliates in the loan market may restrict a fund's ability to acquire certain loans, or affect the timing or price of such acquisitions.  Also, because the Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.  Conversely, because of the financial services and asset management activities of the Adviser and/or its affiliates, the Adviser may not have access to material non-public information regarding the Borrower to which other lenders have access.

Participation Interests and Assignments. Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank.  Co-Lenders may sell such securities to third parties called "Participants."  A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant.  Co-Lenders and Participants interposed between a fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants."  A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security.  These instruments may have fixed, floating or variable rates of interest.

A fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower.  The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security.  The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower.  The fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest.  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower.  Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent.  In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower.  Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired.  Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors.  In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest.  Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party.  When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan.  Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party.  Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors.  The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower.  The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities.  Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities.  Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.  Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.  The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk.  In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support.  Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security.  Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security.  If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below).  Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss.  Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates.  Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period.  The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.  For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates.  Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates.  Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.  Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid.  The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities.  Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.  Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government.  Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA.  The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling.  Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool.  The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers.  Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees.  GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes.  This guarantee is backed by the full faith and credit of the U.S. Government.  GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee.  When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders.  Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae.  Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees.  The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate).  Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs").  Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship.  Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities.  The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012.  When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).  From the end of 2007 through the first quarter of 2014, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements.  However, they have paid $203 billion in senior preferred dividends to Treasury over the same period.  FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2014.  Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2014.  In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from Treasury through the end of 2015.  However, FHFA also conducted a stress test mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), which suggested that in a "severely adverse scenario" additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required.  No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022.  Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.  FNMA reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship."  FHLMC faces similar uncertainty about its future role.  FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Commercial Mortgage-Related Securities.  Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.  These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans.  This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.  Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending.  Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans.  In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties.  The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities.  Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages.  The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities.  On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages.  Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities.  CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans.  CMOs may be collateralized by:  (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.  The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways.  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index).  These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.  Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR.  Accordingly, the coupon rate thereon will increase as interest rates decrease.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.  The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.  The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.  It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent.  The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO").  IOs and POs can be created in a pass-through structure or as tranches of a CMO.  The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs.  Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs").  ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.  ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans.  Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Negatively amortizing ARMs may provide limitations on changes in the required monthly payment.  Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities.  Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss.  No insurance or guarantee covers a fund or the price of a fund's shares.  Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities.  Asset-backed securities are a form of derivative instrument.  Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above).  These securities include debt securities and securities with debt-like characteristics.  The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.  Other types of asset-backed securities may be developed in the future.  The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations.  Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets.  Assets called collateral usually are comprised of loans or other debt instruments.  A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively.  Investors bear the credit risk of the collateral.  Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics.  Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities.

Municipal Securities Generally.  "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below).  Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities.  Municipal securities are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues.  Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes.  These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.  Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands.  A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession.  For example, Puerto Rico, like many other states and U.S. municipalities, experienced a significant downturn during the recent recession and continues to face significant fiscal challenges, including persistent government deficits, underfunded public pensions, sizable debt service obligations and a high unemployment rate.  As a result, many Rating Agencies have downgraded Puerto Rico's various municipal issuers, including the Commonwealth itself and its general obligation debt, or placed them on "negative watch."  If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately.  The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity.  The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities.  As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

For a fund that invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax.  While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.  If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT.  Taxable municipal securities also may include remarketed certificates of participation.  Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective.  A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state).  A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state.  Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties.  An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds.  You should consider carefully the special risks inherent in a fund's investment in such municipal securities.  If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due.  Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.  Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of what was then the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California.  Other prominent municipal bankruptcies have followed.  In July 2013, Detroit, Michigan filed for bankruptcy.  With an estimated $18 to $20 billion in total indebtedness, it became the largest municipal bankruptcy in the U.S.  The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption.  One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield.  Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund.  Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future.  If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration.  If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities.  The following is a description of certain types of investments related to municipal securities in which some funds may invest.  A fund's use of certain of the investment techniques described below may give rise to taxable income.

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Floating and Variable Rate Demand Notes and Bonds.  Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals.  Variable rate demand notes include master demand notes.  See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

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Tax Exempt Participation Interests.  A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security.  These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank.  For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest.  As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.  See also "Fixed-Income Securities—Loans—Participation Interests and Assignments" above.

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Municipal Lease Obligations.  Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds.  Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  Certain lease obligations may be considered illiquid.  Determination as to the liquidity of such securities is made in accordance with guidelines established by the board.  Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to:  (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant.  In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider:  (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

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Tender Option Bonds.  A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons.  The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.  The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund.  In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

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Pre-Refunded Municipal Securities.  The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities.  Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities.  The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities.  Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer.  For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.  However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

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Mortgage-Related and Asset-Backed Municipal Securities.  Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families.  Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries.  Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets.  See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

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Custodial Receipts.  Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts.  A number of different arrangements are possible.  A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts.  These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.  See "Derivatives—Custodial Receipts" below.

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Indexed and Inverse Floating Rate Municipal Securities.  Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates.  Interest and principal payable on certain securities also may be based on relative changes among particular indexes.  So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts:  (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses.  The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market.  When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio.  The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities.  In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust.  For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund.  Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.  Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security.  Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security.  Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall.  Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses.  Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity.  These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.  Investments in inverse floaters may be illiquid.

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Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities.  Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities.  Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

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Special Taxing Districts.  Some municipal securities may be issued in connection with special taxing districts.  Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment.  The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.  They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.  Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees.  The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

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Stand-By Commitments.  Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.  A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors.  Gains realized in connection with stand-by commitments will be taxable.  For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

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Structured Notes.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market.  When a fund purchases a structured note, it will make a payment of principal to the counterparty.  Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk.  The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only).  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks").  Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors.  When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).

Funding Agreements.  In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index.  This guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in the fee ownership or leaseshold ownership of land and buildings and derive their income primarily from rental income.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.  A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper.  During such periods, the fund may not achieve its investment objective(s).  A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations.  See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements.  See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper.  Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.  Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution.  If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations.  After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to potentially higher risks than investments in companies in developed countries.  Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers.  A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls."  Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions.  Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves.  Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital.  These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries.  Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging market countries' currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected.  Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.  Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets.  The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries.  Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets.  Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets.  Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally.  Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Certain Asian Emerging Market Countries.  The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.  Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets.  Currency devaluation in one Asian country can have a significant effect on the entire region.  The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region.  The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries.  In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations.  The securities industries in these countries are comparatively underdeveloped.  Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets.  Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains.  There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

Investing in Russia and other Eastern European Countries.  Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade.  However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats.  Investments in these countries are particularly subject to political, economic, legal, market and currency risks.  The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S.  Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities.  A limited volume of trading may result in difficulty in obtaining accurate prices and trading.  There is little publicly available information about issuers.  Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision.  This may result in significant delays or problems in registering the transfer of shares.  It is possible that a fund's ownership rights could be lost through fraud or negligence.  While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth.  Russia's economy is heavily dependent on exportation of natural resources, which may be particularly vulnerable to economic sanctions by other countries during times of political tension or crisis.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies.  The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities.  Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities.  Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a fund.  Any or all of these potential results could lead Russia's economy into a recession.

Depositary Receipts and New York Shares.  Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.  New York Shares are securities of foreign companies that are issued for trading in the United States.  New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad.  A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations.  Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations.  The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers.  In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest.  Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer.  Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio.  Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries.  Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries also are characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor.  In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.  Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds.  "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.  In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative.  Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets.  Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds.  U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds.  One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds.  The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments.  Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe.  Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations.  Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.  These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, currently limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), to:  (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate.  As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations.  A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager.  Such investments will not be subject to the limitations described above.

Private Investment Funds.  As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund.  These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund.  In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority.  Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject.  There may be very little public information available about their investments and performance.  Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time.  Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index.  These ETFs may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities.  For an ETF designed to correspond to a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  ETFs are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price.  At times, the market price may be at a premium or discount to the ETF's NAV.  Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund.  Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities.  Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.  ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection.  ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.  When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN.  These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption.  A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Master Limited Partnerships (MLPs)

An MLP is an entity receiving partnership taxation treatment under the Code and whose interests or "units" are traded on securities exchanges like shares of corporate stock.  A typical MLP consists of a general partner and limited partners.  The general partner manages the partnership, has an ownership stake in the partnership and is typically eligible to receive an incentive distribution.  The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions.  Due to their partnership structure, MLPs generally do not pay income taxes.

MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the relevant business sector(s), changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).  Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership, including earnings power and coverage ratios. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs.  Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

The benefit derived from a fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes.  A change in current tax law, or a change in the business of an MLP, could result in the MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax on its taxable income.  Thus, if any of the MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the fund's shares.

Some limited liability companies ("LLCs") may be treated as MLPs for federal income tax purposes.  Similar to MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings.  In contrast to MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels.  In addition, LLC common unitholders typically have voting rights with respect to the LLC units, whereas MLP common units have limited voting rights.

MLP interests in which a fund may invest include MLP common units, MLP subordinated interests, MLP convertible subordinated units, MLP preferred units, MLP general partner interests,  MLP debt securities, equity and debt securities issued by affiliates of MLPs, MLP I-Shares and private investment in public equities ("PIPEs"), each as described below. A fund may invest in more than one class of an MLP's interests, and the classes may have different voting, trading and/or distribution features or rights.

MLP Common Units.  The common units of many MLPs are listed and traded on U.S. securities exchanges such as the NYSE or the NASDAQ.  MLP common units can be purchased through open market transactions and underwritten offerings, and may also be acquired through direct placements and privately negotiated transactions.  Holders of MLP common units typically have very limited control and voting rights.  Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement.  Holders of such common units are typically entitled to receive a minimum quarterly distribution ("MQD") from the issuer and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short ("arrearage rights").  Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders.  In addition, incentive distributions are typically not paid to the general partner unless the quarterly distributions on the common units exceed specified threshold levels above the MQD.  In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed or traded on an exchange.  Outstanding subordinated units may be purchased through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer.  Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner.  Subordinated units generally do not provide arrearage rights.  Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals.

MLP Convertible Subordinated Units.  MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs and institutional investors.  The issuance of convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders.  MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation.  Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights.  Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units.  Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the-counter, and there is no active market for them.  The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units.  Convertible subordinated units generally have similar voting rights as do MLP common units.  Distributions may be paid in cash or in-kind.

MLP Preferred Units.  MLP preferred units are not typically listed or traded on an exchange.  MLP preferred units may be purchased through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.  Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP General Partner Interests.  The general partner interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP.  The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner.  General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP.  General partner interests can be privately held or owned by publicly traded entities.  General partner interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership agreement.  In addition, holders of general partner interests typically receive incentive distribution rights ("IDRs"), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD.  Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the MLP, to maximize cash flow and increase distributions to the limited partners.  Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP's quarterly distribution.  The ability of the limited partners or members to remove the general partner without cause is typically very limited.  In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.  MLPs have liabilities, such as litigation, environmental liability and regulatory proceedings related to their business operations or transactions.  To the extent that actual outcomes differ from management's estimates, earnings would be affected.  If recorded liabilities are not adequate, earnings would be reduced.  To the extent that an MLP incurs liability for which there was an inadequate offsetting liability recorded, or if reserves or insurance are not available to satisfy an MLP's liabilities, the MLP's general partner would be liable for those amounts, which could be in excess of its investment in the MLP.  However, MLP general partners typically are structured as limited partnerships or limited liability companies in order to limit their liability to the creditors of the MLP to the amount of capital the general partner has invested in the MLP.

MLP Debt Securities.  Debt securities issued by MLPs may include those rated below investment grade.  Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Equity and Debt Securities Issued by Affiliates of MLPs.  A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners of MLPs and companies that own MLP general partner interests and are energy companies.  Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units.  Such other MLP equity securities may be purchased through market transactions and through direct placements.

MLP I-Shares.  I-Shares (also called "I-Units" and "institutional units") represent an ownership interest issued by an affiliate of an MLP and typically are issued as publicly traded limited liability company interests.  The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP.  I-Shares represent an indirect limited partner interest in the MLP.  I-Shares have features similar to MLP common units in terms of voting rights, liquidation preference and distributions.  I-Share holders typically have the right to vote as a class on certain issues affecting an MLP that would have a material adverse effect on the rights of the MLP's I-Share holders.  I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of I-Shares receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unitholders of the MLP.  I-Shares also bear additional costs associated with a separate, publicly-traded legal entity, including auditing, accounting and legal expenses, SEC filing fees and other compliance costs, which expenses may be duplicative of the MLP's expenses.  A fund will receive taxable income from its ownership of I-Shares when they are sold or exchanged, or the MLP is liquidated.  I-Shares are not redeemable at the holder's option, and trade on a national stock exchange in the secondary market.  I-Shares may be thinly traded, based on investors' perceptions of the MLP's value.  The market price of I-Shares may be affected by dividend or distribution levels, stability of dividends or distributions and general market and economic conditions.  These factors may result in the market price of the I-Shares being less than the value of its net assets.  This means that I-Shares may trade at a discount to the price of the MLP's common units.  Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes.

PIPEs. The Adviser may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units.  The Adviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods.  PIPEs involve the direct placement of equity securities to a purchaser such as a fund.  Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering.  Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would.  Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured securities and participatory notes.  Whether or not a fund may use some or all of these derivatives varies by fund.  In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance.  Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss.  A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.  Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.  Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used.  Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position.  For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

Options and futures contracts prices can diverge from the prices of their underlying instruments.  Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The funds, except the CPO Fund, have claimed exclusions from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA and, therefore, are not subject to registration or regulation as a CPO under the CEA.  Although the Manager has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013,  respectively, the Manager relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds that rely on Regulation 4.5 exclusion.

The funds, except the CPO Fund, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if such funds continue to claim the exclusion from the definition of CPO.  In order to be eligible to continue to claim this exclusion, if a fund uses  commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase)  may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.  Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations.  Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds").  Because the Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO.  The Manager, on behalf of the funds, has filed the required notice to claim this no-action relief.  In order to rely on the temporary no-action relief, the Manager must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

The CPO Fund no longer claims an exclusion from the definition of CPO and, as a result, is not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests.  In accordance with CFTC guidance, the Manager, and not the CPO Fund, has registered as a CPO with the NFA and will operate the CPO Fund in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations.  On August 13, 2013, the CFTC adopted final rules (the "Harmonization Rules") with respect to the compliance obligations of advisers to registered investment companies that are registered as CPOs, such as the CPO Fund.  Under the Harmonization Rules, the Manager will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the CPO Fund by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the CPO Fund's prospectus.

If a fund, except the CPO Fund, were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the fund would withdraw its exclusion from the definition of CPO and the Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that fund, in addition to all applicable SEC regulations.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Futures Transactions.  A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date.  When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price.  With respect to index futures, no physical transfer of the securities underlying the index is made.  Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option.  If the fund has written a call option, it assumes a short futures position.  If the fund has written a put option, it assumes a long futures position.  When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.  Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset.  Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss.  Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets.  No assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities.  Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

Security Futures Contract.  A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

Index Futures Contract.  An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

Interest Rate Futures Contract.  An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

Foreign Currency Futures Contract.  A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Eurodollar Contracts.  A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market.  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Manager, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

Options on Securities.  Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

Options on Securities Indexes.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Foreign Currency Options.  Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Transactions.  Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount.  Some swaps are, and more in the future will be, centrally cleared.  Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.  For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund.  Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund.  A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are entered into with institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market.  It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund.  As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted.  In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives.  The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC.  In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements.  For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity.  Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether.  While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case.  Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

Currency Swap Transactions.  A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

Index Swap Transactions.  An index swap agreement involves the exchange of cash flows associated with a securities or other index.

Interest Rate Swap Transactions.  An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount.  These transactions typically are entered as a hedge against interest rate changes.  One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline.  The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate.  Caps and floors have an effect similar to buying or writing options.  Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions.  Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Inflation Swap Transactions.  An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI").  The following is an example.  The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity.  (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.)  In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

Total Return Swap Transactions.  In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party.  The underlying reference asset of a total return swap may include an equity index, loans or bonds.

 Contracts for Difference.  A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future.  (If the difference is negative, then the buyer instead pays the seller.)  In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets.  For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares.  CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.  Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Credit Linked Securities.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security.  For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives.  Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index.  Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments.  The risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes).  If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan.  Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund.  The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity.  The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk.  A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments

Structured Securities.  Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index").  When a fund purchases a structured security, it will make a payment of principal to the counterparty.  Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  Guarantees are subject to the risk of default by the counterparty or its credit provider.  The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding.  As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index.  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.  Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

Hybrid Instruments.  A hybrid instrument can combine the characteristics of securities, futures and options.  For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate.  The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes.  Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index.  Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%.  Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity.  However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested.  As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked.  If the linked securities decline in value, the ELN may return a lower amount at maturity.  ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer.  ELNs are frequently secured by collateral.  If an issuer defaults, the fund would look to any underlying collateral to recover its losses.  Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral.  They provide no indication of the potential risks of the linked securities.

Participation Notes.  Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets.  Participation notes are a type of derivative which generally is traded over-the-counter.  The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses.  Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate.  Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note.

Custodial Receipts.  Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian.  Underlying securities may include U.S. Government securities, municipal securities or other types of securities in which a fund may invest.  A number of different arrangements are possible.  In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts.  These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities.  For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian.  As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account.  Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer.  In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions.  Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments.  A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund.  Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including:  (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes.  Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive.  A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations.  In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments.  In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates.  There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract.  As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products.  Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns.  Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities.  A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.  However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments.  The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index.  Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments.  A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop.  Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling

A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns.  A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security.  The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund.  Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan.  To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short.  The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The fund will realize a gain if the security declines in price between those two dates.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale.  A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.

A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold.  Until a fund closes its short position or replaces the borrowed security, the fund will:  (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions.  Short-selling is considered "leverage" and may involve substantial risk.

 Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  A fund also has the right to terminate a loan at any time.  Any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.  Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan).  Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, a fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee.  If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  A fund may participate in a securities lending program operated by the Lending Agent.  The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing.  In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral.  A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging.  If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements.  Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the fund repurchases the security at principal plus accrued interest.  As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance.  The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments.  The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield.  Typically, no interest accrues to the purchaser until the security is delivered.  When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise).  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery.  A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests.  If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share.  A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Forward Roll Transactions.  In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price.  During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund.  Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold.  Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities.  A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date.  The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold.  A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold.  The dollar rolls entered into by a fund normally will be "covered."  A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction.  Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

Illiquid Securities

Illiquid Securities Generally.  The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities.  Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions.  As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities.  "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be pursuant to registration or an exemption therefrom.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.  Rule 144A securities generally must be sold to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders.  Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board.  The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Cyber Security Risk

The funds and their service providers are susceptible to operational and information security and related risks of cyber security incidents.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption.  Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users).  Cyber security incidents affecting the Manager, Subadviser(s), Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a fund's ability to calculate its NAV; impediments to trading for a fund's portfolio; the inability of fund shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs.  Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which a fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties.  While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market.  Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors.  Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector.  An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate.  These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk.  The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties.  Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing.  If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected.  In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.  The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties.  In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.  A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Infrastructure Sector

Infrastructure companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.  Infrastructure companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.  Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies.  Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.

Some infrastructure companies' assets are not movable, which creates the risk that an event may occur in the region of the company's asset that may impair the performance of that asset and the performance of the issuer.  Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of infrastructure companies' securities.  Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company.  Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Infrastructure companies' revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget.  In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates.  The market value of infrastructure companies also may decline in value in times of higher inflation rates.

Other factors that may affect the operations of infrastructure companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company's operations or an accident.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries.  Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.  To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations.  This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations.  The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions.  To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI.  The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor a fund's share price is guaranteed.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest).  The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security.  The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement.  In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act.  The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities.  A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit and/or equity collateral").  Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act.  Conversely, transactions secured with credit and/or equity collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification.  Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. Government securities.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.  See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of collateral rated below investment grade.  The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.  Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions.  CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.  TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.  TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches.  A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC.  Interest payments on such a CD are not insured by the FDIC.  A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation.  As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation.  Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income.  Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements.  In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.  A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to:  (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments.  Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses.  In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions.  A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.  Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks.  Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest.  See "Fixed-Income Securities—Loans—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs.  The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.  The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers.  Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities.  Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers.  See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products.  The value of certain derivative products is tied to underlying municipal securities.  A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act.  The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments.  See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI).  Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors.  When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).  If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

 Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities.  Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.  See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements.  See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments.  The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase.  See "Borrowing Money—Forward  Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates.  All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds.  A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations.  A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements.  Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days.  Loans may be called on one day's notice.  Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

The funds have no intention currently or for the foreseeable future to lend portfolio securities.  To the extent a fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than Money Market Funds"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings.  Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default.  The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note:  The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics.  Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default.  The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1           Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2           Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3           Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions.  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality:  "AAA" ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative:  "B" ratings indicate that material credit risk is present.

Substantial credit risk:  "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk:  "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk:  "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics.  This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note:  The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default.  These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality:  "AAA" ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative:  "B" ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk:  "CCC" indicates that default is a real possibility.

Very high levels of credit risk:  "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk:  "C" indicates that default appears imminent or inevitable.

Default:  "D" indicates a default.  Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality:  "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality:  "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality:  "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality:  "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk:  "C" indicates that default is a real possibility.

Restricted default:  "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

Default:  "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)."  The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree.  Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality.  The capacity for the payment of future obligations is uncertain.  Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality.  In danger of defaulting on financial obligations.  There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from R-1 (high) by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality.  The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

ADDITIONAL INFORMATION ABOUT THE BOARD

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of the Manager and its affiliates, service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel.  The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer.  The boards also receive periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters.  The boards have adopted policies and procedures designed to address certain risks to the funds.  In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Manager.  To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members.  Currently, except as noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members.  The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to:  (i) the services that the Manager and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Manager and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and Their Committees

Board members are elected to serve for an indefinite term.  The boards have standing audit, nominating, compensation, litigation and pricing committees.  The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter.  The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committees is to establish appropriate compensation for serving on the boards.  The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate.  The boards (other than the boards of the money market funds) also have standing pricing committees comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

The Manager is a wholly-owned subsidiary of BNY Mellon.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Pursuant to a management or advisory agreement applicable to each fund, the Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).

As further described below under "Distributor," Dreyfus may pay the Distributor or financial intermediaries for shareholder or other services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds.  The Distributor may use part or all of such payments to pay Service Agents.  Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser.  A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser.  Companies listed are in the asset management or other financial services business.  For Alcentra, CenterSquare, Mellon Capital, Newton, Standish, TBCAM and Walter Scott, which are all subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

CCM:  Andrew S. Cupps

Channing: Rodney B. Herenton/Herenton Capital Management, LLC, Wendell E. Mackey and Eric T. McKissack

EAM:  Montie L. Weisenberger, Travis Prentice, Joshua Moss, Frank Hurst, Derek Gaertner, Byron Roth and CR Financial Holdings, Inc.

Geneva:  Amy S. Croen, William A. Priebe, Michelle Jean Picard, Kris Amborn, William S. Priebe, James Gerard O'Brien, Christopher Keene Yarbrough, Charles Spurgeon Thompson, Scott E. Volk, Henderson Global Investors (North America) Inc., Henderson International Inc., Henderson Global Investors (International Holdings) BV, Henderson Holdings Limited, Henderson Global Investors (Holdings) PLC, HGI Group Limited, Henderson Holdings Group Limited, Henderson Global Group Limited, Henderson Group Plc, Henderson Group Holdings Asset Management Limited and HGI Asset Management Group Limited

Granite: Geoffrey Edelstein, Robert Foran, Bradley Slocum, Gary Rolle, Joshua Shaskan, Jeffrey Hoo, Edward Han, Peter Lopez, Douglas Morse, Richard Passafiume and Erik Rolle

Hamon:  Hugh Simon, Hamon Investment Holdings Limited, Hamon Investment Holdings Ltd., Simon Associates Ltd. and The Hamon Investment Group Pte Limited; Hamon also is an affiliate of BNY Mellon

Iridian:  David L. Cohen, Harold J. Levy, Jeffrey Elliott, Lane Steven Bucklan, Arovid Associates LLC, Alhero LLC and LLMD LLC

Kayne:  Stephen Rigali, Robert Schwartzkopf, Jeannine Vanian, Douglas Foreman, Virtus Partners, Inc. and Virtus Investment Partners, Inc. ("Virtus")

Kingsford Capital:  Brian M. Cooney, Louis W. Corrigan, Kelly A. Mazzucco and Michael I. Wilkins

Lombardia:  George Castro, Leslie Waite, Fernando Inzunza, Alvin Marley, Kelly Ko, Wendell Williams, Alvin Polit and Lombardia Capital Partners, Inc.

Neuberger Berman:  Robert Conti, Joseph Amato, Bradley Tank, Jason Ainsworth, James Dempsey, Neuberger Berman Holdings LLC, Lehman Brothers Holdings Inc., Neuberger Berman Group LLC and NBSH Acquisition, LLC

Nicholas:  Catherine C. Somhegyi Nicholas, Arthur E. Nicholas and Nicholas Investment Partners, LLC

Owl Creek:  Jeffrey A. Altman, Daniel E. Krueger, Jeffrey F. Lee and Daniel J. Sapadin

RHJ:  Thomas McDowell, Carl Obeck, Thuong-Thao Buu-Hoan, Timothy Todaro and Cara Thome

Riverbridge:  Andrew Turner, Mark A. Thompson, Rick Moulton, Jonathan Little, Richard Potter, Colin Sharp, Ernesto Bertarelli, Donata Bertarelli, Northill US Holdings, Inc., Northill Jersey Holdings LP, Northill Capital (Jersey) LP, Northill Capital Holdings Limited, Donata Bertarelli Northill Discretionary Trust, NCT Limited, Ernesto Bertarelli Northill Discretionary Trust, Northill Purpose Trust, NC PT Limited, Landmark LP and LM (GP) Limited

Sarofim & Co.:  Fayez S. Sarofim, Raye White and The Sarofim Group, Inc.

Sirios:  John F. Brennan, Jr. and Sirios Associates, L.L.C.

Standard Pacific:  G. Douglas Dillard, Raj Venkatesan, SPH GP, LLC and Standard Pacific Partners, L.P.

Three Bridges:  Steven Anthony Mecca, Keith Joseph O'Connor, Euene Aaron Salamon and Three Bridges Capital Holdings, LLC

TOBAM:  David Bellaiche, Yves Choueifaty, Tristan A. Froidure, Maylis Lhotellier, Christophe Roehri, TOBAM Holding Company and TOBEMP

TS&W:  Horace Whitworth, Cheryl Mounce, Lawrence Gibson, Herbert Thomson, Frank Reichel, Lori Anderson, Jessica Thompson, Aidan Riordan, Old Mutual (US) Holdings, Inc., OM Group (UK) Limited, Old Mutual plc and TS&W Investment GP LLC

Union Point:  The principal owner of Union Point Advisors, LLC is Christopher Aristides, who owns his interests indirectly through one or more intermediate entities.

Walthausen:  John B. Walthausen

Portfolio Allocation Manager

EACM, a wholly-owned subsidiary of BNY Mellon, has been engaged as the Portfolio Allocation Manager for certain funds as described in the prospectus.  EACM is responsible for evaluating and recommending Sub-Advisers for these funds.  It is expected that differences in investment returns among the portions of a fund managed by different Sub-Advisers will cause the actual percentage of the fund's assets managed by each Sub-Adviser to vary over time.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities.  For the TBCAM Stock Funds, portfolio managers are employed by the Manager.  Portfolio managers are compensated by the company that employs them, and are not compensated by the funds.  Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

Alcentra.  Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

CCM.  Through Andrew Cupps' ownership of the firm, he participates directly in the revenue of the firm, which is determined by the performance of the firm's accounts, including the relevant funds, and the assets under management by the firm.  He also is compensated with a base salary.

CenterSquare.  The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards.  Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

In addition to annual incentives, portfolio managers also are eligible to participate in CenterSquare's Long Term Incentive Cash Award Plan.  This plan provides for an annual award, payable to participants (generally to senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock.  These awards have a three-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company.  The deferred cash portion is generally invested by CenterSquare in affiliated mutual funds.

Channing.  Total compensation is comprised of (1) base salaries, (2) performance bonuses, (3) equity participations, where applicable, and (4) benefits.  For investment professionals, the bonus component is determined based on equal weighting of four factors: firm performance, product performance, individual performance and management discretion.  Channing has a stock incentive program where key employees may be allocated phantom equity, with an intended five-year growth trajectory (20% each year) into ownership stakes.

EACM.  Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance).  The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating superior performance.  Personal performance and firm performance are roughly equally weighted.  As part of EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.

EAM.  Portfolio managers at EAM are paid a base salary in line with industry benchmarks and participate in EAM's revenue share plan.  Portfolio managers also are compensated by distribution of profits based on ownership.

Geneva.  Geneva's investment professionals have significant short and long-term financial incentives.  In general, the compensation plan is based on pre-defined, objective, measurable investment performance and performance goals that are ambitious, but attainable.

The compensation structure for Geneva's investment professionals consists of four primary elements.  There is a competitive base salary together with a short-term incentive bonus plan.  In addition, there are two further incentive-based packages for senior investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth.  "Profitable asset growth" refers to the increase in Geneva's revenues generated less the increase in costs.  It is typically calculated per team on a calendar year basis.  Members of the relevant team receive a share of this growth, which is typically paid over a three year period.  Managers are also granted an award in a long-term incentive program that is based on several factors, including the profitability of Geneva's parent company.

Granite.  Compensation of portfolio managers at Granite includes base compensation and revenue-based and performance-based compensation for each team (Small Cap and Large Cap) and, if principals, a profits interest in Granite.  The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures in the top third as compared to industry peers.  Portfolio managers, and other key investment personnel, have membership interests in Granite and are evaluated on an annual basis to determine additional allocations of membership interests.  Such interests entitle the members to distribution of profits as well as certain liquidity features.  The interests effectively vest over a determined time period so as to provide a retention incentive.

Hamon.  Portfolio manager compensation is comprised of a market-based salary and an annual incentive plan.  Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management.  In determining the amount of the bonus, significant consideration is given to the portfolio manager's investment portfolio performance over a one-year period (weighted 75%) and a three-year period (weighted 25%) compared to peer groups and relevant indexes.  Other factors considered are individual qualitative performance, asset size and revenue growth of the product and funds managed by the portfolio manager.

Iridian.  Iridian's compensation structure includes the following components:  base salary, 401(k) retirement plan, and annual bonus if warranted by the overall financial success of the firm.  Bonuses are based on performance.

Kayne.  Kayne's compensation structure includes a base salary, an incentive bonus opportunity and a benefits package.

Base Salary.  Kayne pays each of its portfolio managers a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities.  Kayne management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus.  Incentive bonus pools at Kayne are based upon individual firm profits and in some instances overall Virtus profitability.  Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year.  Performance of a fund managed is measured over one-, three and five-year periods.  Generally, an individual manager's participation is based on the performance of the funds/accounts managed as weighted roughly by total assets in each of these funds/accounts.  In certain instances, comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, also may be components of the individual payment potential.  The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus Restricted Stock Units.

Other Benefits.  Portfolio managers at Kayne also are eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.  While portfolio manager compensation contains a performance component, this component is adjusted by Kayne to reward investment personnel for managing within the stated framework and for not taking unnecessary risk.

Kingsford Capital.  Portfolio managers receive a salary plus a discretionary bonus and retirement contribution.

Lombardia.  Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses.  For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors.  The quantitative weight is 65% and the subjective weight is 35%.  The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection.  Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value.  Lombardia's compensation committee then considers three factors:  (i) new idea generation, (ii) teamwork and (iii) work ethic.  New idea generation is intended to capture the quality and frequency of new idea generation.  This factor credits or penalizes ideas that do not make it into the portfolios.  Teamwork and work ethic will be measured both within individual teams and across the organization.  The compensation of Alvin W. Marley, a 25% owner of the firm, also is based on overall firm profitability.

Mellon Capital.  The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred).  Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses.  Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.  Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability.  Therefore, all bonus awards are based initially on Mellon Capital's financial performance.  Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards").  These targets are derived based on a review of competitive market data for each position annually.  Annual awards are determined by applying multiples to this target award.  Awards are 100% discretionary.  Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors.  Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable).  Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility.  This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.  Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees.  Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws.  These plans are structured to provide the same retirement benefits as the standard retirement benefits.  In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Neuberger Berman.  Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees.  Neuberger Berman also is focused on creating a compensation process that is fair, transparent, and competitive with the market.  Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance.  The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component.  The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the success of Neuberger Berman.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.  The terms of long-term retention incentives at Neuberger Berman are as follows:

Employee-Owned Equity.  An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.  The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure.  On a yearly basis over the subsequent five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics.  A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan.  Neuberger Berman also has established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee's compensation is deemed contingent and vests over a three-year period.  Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants.  Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high-net-worth separate accounts.  For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party).  The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Newton.  Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan.  The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance.  The annual cash bonus is discretionary.  Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance.  Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors.  The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan.  This plan provides for an annual cash award that vests after four years.  The value of the award may change during the vesting period based upon changes in Newton's operating income.  Portfolio managers also are eligible to join the BNY Mellon Group Personal Pension Plan.  Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.

Nicholas.  Portfolio managers are partners of the firm.  Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm.  Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas.  In addition to cash compensation, portfolio managers receive a benefit package.

Owl Creek.  Portfolio managers are partners of Owl Creek.  As partners of the firm, they are entitled to receive allocations of a portion of the firm's net profits.  In addition, partners receive base salaries and may be eligible for discretionary bonuses.  A portion of the partners' compensation is subject to vesting.

RHJ.  Compensation of portfolio managers at RHJ includes base compensation and bonus.  In addition, Messrs. Holtz and Lipsker participate in revenues generated by the strategies they manage.

Riverbridge.  Riverbridge has three levels of compensation for investment team members.  Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility.  The second level of compensation is predicated on the overall performance of the investment team and individual contributions to the team.  The chief investment officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years.  Evaluation factors include, but are not limited to, the performance of the relevant funds and other accounts managed relative to expectations for how those funds and accounts should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period.  This performance factor is not based on the value of assets held in the portfolio strategy.  Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm.  The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above.  Multi-year time periods are used to evaluate the individual performance of investment team members.  Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark.  The third level of compensation is ownership in the firm.

Sarofim & Co.  The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options.  The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager.  A lesser component of the portfolio managers' compensation results from the possible issuance of stock options.  Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co.  The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc.  The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted.  There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment.  There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Sirios.  Investment professionals receive a fixed base salary and a discretionary bonus based on individual and overall performance.  In addition, senior investment professionals may receive a percentage of the incentive fee paid by certain clients.

Standard Pacific.  Mr. Venkatesan receives a salary and retirement contribution and participates in firm profits.

Standish.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year.  Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above.  Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Standish.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.  Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

TBCAM.  TBCAM's rewards program was designed to be market competitive and align its compensation with the goals of its clients.  This alignment is achieved through an emphasis on deferred awards which incentivizes its investment personnel to focus on long-term alpha generation.  The following factors encompass its investment professional awards program:  base salary, annual cash bonus, long-term incentive plan, deferred cash, BNY Mellon restricted stock, TBCAM restricted shares and a franchise dividend pool (i.e., if a team meets a pre-established contribution margin, any excess contribution is shared by the team and TBCAM and is paid out in both cash and long-term incentives).

Incentive compensation awards are generally subject to management discretion and pool funding availability.  Funding for TBCAM annual and long-term incentive plans is through a pre-determined fixed percentage of overall TBCAM profitability.  Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Awards for select senior portfolio managers are based on a two-stage model:  an opportunity range based on the current level of business and an assessment of long-term business value.  A significant portion of the opportunity awarded is structured and based upon the one-, three- and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups.

Three Bridges.  Mr. Salamon receives a base salary and a competitive benefits package and determines his compensation from the profitability of the firm.

TOBAM.  The salary of each employee is determined by his or her background and seniority in the firm.  Bonuses are based on the contribution of the employee to the firm's annual results.  Once a year, after an individual performance review, the monthly salary is revised, and bonuses are decided by the executive committee.  All employees with at least six months of seniority have the opportunity to become shareholders of the firm and, as such, are directly concerned with the profits of the firm and the dividends distributed.  All primary portfolio managers are shareholders of TOBAM.

TS&W.  For each portfolio manager, TS&W's compensation structure includes the following components:  base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

Base Salary.  Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

Bonus.  Each portfolio manager is eligible to receive an annual bonus.  Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager.  Bonus amounts are discretionary and tied to overall performance versus individual objectives.  Performance versus peer groups and benchmarks are taken into consideration.  For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.

Deferred Profit Sharing.  All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations.  Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

Deferred Compensation Plan.  Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Equity Plan.  Key employees may be awarded deferred TS&W equity grants.  In addition, key employees may purchase TS&W equity directly.

Union Point.  Union Point compensation can include a combination of salary, bonus and equity ownership of the firm which may be determined based on performance and other factors.

Walter Scott. Compensation generally consists of a competitive base salary and entitlement to annual profit share. In addition, all staff qualify for retirement benefits, life assurance and health insurance.  All staff are eligible to participate in the firm's annual profit share, which is a fixed percentage of pre-incentive operating profits.  This is the sole source of incentive compensation.  Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients.  Success in these goals drives the firm's profits and therefore the profit share.

For senior staff, the majority of annual compensation is the profit share.  An element of this is deferred via a long-term incentive plan, largely invested in a long-term global equity fund for which Walter Scott is the investment adviser and in BNY Mellon stock.  Both have a deferral period which vests on a pro-rata basis over four years.

Walter Scott's compensation structure is designed to promote fair and equal treatment of all clients.  The remuneration and nominations committee of Walter Scott's governing board determines the salary and profit share allocation based on the overall performance of the firm.

Walthausen.  All members of Walthausen have common stock ownership in the firm.  This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients.  As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period.  Walthausen's compensation structure consists of base salary, bonus and profit sharing.  Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded based on team performance and firm profitability.  As the firm grows, Walthausen intends to allocate profits across ownership levels.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  IPOs, in particular, are frequently of very limited availability.  A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account.  Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser.  The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund.  In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund.  In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts.  For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.  In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer.  If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds.  BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser.  Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers.  However, because an Adviser, in the course of investing fund assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

 Code of Ethics.  The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund.  The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund.  In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee.  Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York  10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase.  The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares.  The Distributor also may act as a Service Agent and retain sales loads and CDSCs and 12b-1 Plan fees.  For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs.  Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents.  The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time.  The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it.  Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services (other than Class Y shares).  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries.  Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from Dreyfus' or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you.  In addition, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients.  In some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent.  Pursuant to a transfer agency agreement with the funds, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses.  The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds.  The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds.  Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity securities, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on NASDAQ markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service") approved by the board.  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Service's procedures are reviewed by fund officers under the general supervision of the board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts are valued using the forward rate obtained from a Service approved by the board.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Foreign securities held by a fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund investors have no access to the fund.

Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments, such as contracts for difference, will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by a fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their NAVs.

Valuation of Portfolio Securities (money market funds only)

In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.  Boards overseeing money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00.  Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost.  Other investments and assets will be valued at fair value as determined in good faith by the board.

Calculation of NAV

Fund shares are sold on a continuous basis.  Except as otherwise described in the prospectus, NAV per share of each fund and each class of a Multi-Class Fund is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on each day the NYSE is open for regular business.  For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE.  The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares.  For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ.  The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company.  Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series.  In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  In addition, the NYSE is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash.  If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds Other Than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment.  Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI.  In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received.  The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily (see Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective.  When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday.  All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase (provided purchase payments are received by wire prior to the time as of which the fund calculates its NAV on such day (as described in the prospectus)) and through the day prior to the date a redemption is effective.  A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  Dividends usually are paid on the last calendar day of each month.  All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired.  The funds do not expect to realize any long-term capital gains or losses.

TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the funds or their shareholders.  Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds (Funds Other Than the MLP Fund)

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a RIC, a fund must, among other things:  (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC.  However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test.  A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A).  Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test.  However, the Treasury has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

A fund's investment in MLPs may qualify as an investment in (1) a QPTP, (2) a "regular" partnership, (3) a "passive foreign investment company" (a "PFIC") or (4) a corporation for U.S. federal income tax purposes.  The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs.  The U.S. federal income tax consequences of a fund's investments in "PFICs" and "regular" partnerships are discussed in greater detail below.  Some amounts received by a fund with respect to certain investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs.  On the disposition of an investment in such an MLP, the fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the fund does not dispose of the MLP, the fund likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its distribution requirements.  The fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a preferential maximum tax rate in respect of "qualified dividends" in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below).  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than the MLP Fund or Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional fund shares.  Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gain," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.  These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  If a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).  If a shareholder buys shares of a fund when the fund has realized but not distributed income or capital gains, the shareholder will be "buying a dividend" by paying full price for the shares and then receiving a portion back in the form of a taxable distribution.  Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.  A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a PFIC (discussed below).  In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts.  The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Sale, Exchange or Redemption of Shares (Funds Other than the MLP Fund)

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares.  This rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

The funds (or their administrative agent) are required to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date.  The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

PFICs

Funds (other than the MLP Fund) that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes.  A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF.  If the QEF incurs a loss for a taxable year, the loss will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund.  A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes (Funds Other than the MLP Fund)

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund.  If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders.  With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds.  Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation.  Interest payments generally are taxable when received or accrued.  The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.  Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received.  Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years.  If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments.  Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.

Certain Higher-Risk and High Yield Securities

Certain funds may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends."  Such exempt-interest dividends will be exempt from federal income taxes.  It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes.  Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of Fund Distributions."  Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.  Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT.  Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible.  Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds.  The income from such bonds may not be tax-exempt for such substantial users.  There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax advisor concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities.  If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected.  In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities (Funds Other Than the MLP Fund)

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII.  This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders (Funds Other Than the MLP Fund)

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders (Funds Other Than the MLP Fund)

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Notwithstanding the foregoing, for taxable years of a fund beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year).  However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form).  In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions.  An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

Federal Income Taxation of the MLP Fund

Although the Code generally provides that a RIC does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the MLP Fund does not meet current tests for qualification as a RIC under Subchapter M of the Code because of the fact that most or substantially all of the MLP Fund's investments will consist of investments in certain MLPs intended to be treated as partnerships for U.S. federal income tax purposes.  The RIC tax rules therefore do not apply to the MLP Fund or to its shareholders.  As a result, the MLP Fund is treated as a corporation for U.S. federal and state income tax purposes, and will pay U.S. federal and state income tax on its taxable income.

The MLP Fund will be a limited partner in the MLPs in which it invests.  As a result, the MLP Fund must report its allocable share of the MLPs' taxable income or loss in computing the MLP Fund's taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions.  Based upon the historic results of the types of MLPs in which the MLP Fund intends to invest, the MLP Fund expects that the cash flow received by it with respect to its MLP investments generally will exceed the taxable income allocated to the MLP Fund (and this excess generally will not be currently taxable to the MLP Fund, but will result in a reduction of the MLP Fund's adjusted tax basis in each MLP as described below).  This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation.  However, there is no assurance that the expectation regarding the tax character of MLP distributions will be realized.  If this expectation is not realized and cash distributions are less than the taxable income allocated to the MLP Fund, there may be greater tax expense borne by the MLP Fund and less cash available to distribute to shareholders or to pay to expenses.

The MLP Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the MLP Fund's share of any taxable income from its investment in MLPs and on gain recognized by the MLP Fund on any sale of equity securities of an MLP.  As explained above, cash distributions from an MLP to the MLP Fund that exceed the MLP Fund's allocable share of such MLP's net taxable income will reduce the MLP Fund's adjusted tax basis in the equity securities of the MLP.  These reductions in the Fund's adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the MLP Fund on a subsequent sale of the securities of the MLP.

The MLP Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the MLP Fund invests may be treated as items of tax preference for purposes of calculating the MLP Fund's alternative minimum taxable income.  Such items may increase the MLP Fund's alternative minimum taxable income and increase the likelihood that the MLP Fund may be subject to the alternative minimum tax.

Certain of the MLP Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

Federal Income Taxation of Holders of the MLP Fund's Shares—U.S. Shareholders

Receipt of Distributions.  Distributions made to you by the MLP Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute taxable dividends to the extent of your allocable share of the MLP Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes.  Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments.  As explained above, based upon the historic performance of the types of MLPs in which the MLP Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs generally will exceed the MLP Fund's share of the MLPs' taxable income.  Consequently, the MLP Fund anticipates that only a portion of the its distributions will be treated as dividend income to you.  To the extent that distributions to you exceed your allocable share of the MLP Fund's current and accumulated earnings and profits, your basis in the MLP Fund's shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares.  To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.  Such gain will be long-term capital gain if you have held the shares for more than one year.

Because the MLP Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Fund's earnings and profits.  For example, the MLP Fund's earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method.  This difference in treatment may, for example, result in the MLP Fund's earnings and profits being higher than the MLP Fund's taxable income in a particular year if the MLPs in which the MLP Fund invests calculate their income using accelerated depreciation.  Because of these differences, the MLP Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Fund's taxable income for such year.

Distributions to you from the MLP Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as "qualified dividend income" to eligible taxpayers. Qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 20%.  For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to non-corporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders of the MLP Fund under Section 243 of the Code.  However, corporate shareholders of the MLP Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) a corporate shareholder of the MLP Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder's investment in shares of the MLP Fund is financed with indebtedness.  Corporate shareholders of the MLP Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you automatically reinvest dividends paid by the MLP Fund in additional MLP Fund shares, upon the payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the MLP Fund in an amount equal to the fair market value of the shares issued to you.  The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Redemptions and Sales of Shares.  A redemption of shares will be treated as a sale or exchange of such shares, provided the redemption either:  (i) is not essentially equivalent to a dividend; (ii) is a substantially disproportionate redemption; (iii) is a complete redemption of the shareholder's entire interest in the MLP Fund; or (iv) is in partial liquidation of the MLP Fund.  Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.

Upon a redemption of MLP Fund shares treated as a sale or exchange under the foregoing rules, or upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them.  Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition.  Long-term capital gains of non-corporate shareholders of the MLP Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 20%.  The deductibility of capital losses for both corporate and non-corporate shareholders of the MLP Fund is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI.  An owner of the MLP Fund's shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the MLP Fund from the MLPs in which the MLP Fund invests.  Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or redemption of the MLP Fund's shares unless its ownership is debt-financed.  In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.  Similarly, the income and gain realized from an investment in the MLP Fund's shares by an investor that is a RIC will constitute qualifying income for the RIC.  Furthermore, the MLP Fund's shares will constitute "qualifying assets" to RICs, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Fund's shares owned by the RIC does not constitute more than 5% of the value of the total assets held by the RIC or more than 10% of the MLP Fund's outstanding voting securities.

Federal Income Taxation of Holders of the MLP Fund's Shares—Non-U.S. Shareholders

Receipt of Distributions.  Except as discussed below, distributions by the MLP Fund to non-U.S. shareholders will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Distributions by the MLP Fund to non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% or a reduced rate specified by an applicable income tax treaty.  If an income tax treaty applies to a non-U.S. shareholder, the non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.  However, if the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. shareholder.  Such distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided for an applicable treaty), and the MLP Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements.  Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax adviser.

If the amount of a distribution exceeds a non-U.S. shareholder's allocable share of the MLP Fund's current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the non-U.S. shareholder's tax basis in the MLP Fund's shares.  To the extent that any distribution received by a non-U.S. shareholder exceeds the sum of (i) such non-U.S. shareholder's allocable share of the MLP Fund's current and accumulated earnings and profits and (ii) such non-U.S. shareholder's tax basis in the MLP Fund's shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in "Redemptions and Sales of Shares" below.

Redemptions and Sales of Shares.  A redemption of MLP Fund shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the MLP Fund, or is in partial liquidation of the MLP Fund.  Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

A non-U.S. shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund’s shares, unless (i) the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the MLP Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the MLP Fund's shares or, if shorter, within the period during which the non-U.S. shareholder has held the common shares.  Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The MLP Fund may be, or may prior to a non-U.S. shareholder's disposition of shares become, a U.S. real property holding corporation.

Any non-U.S. shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax adviser regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of the MLP Fund.

Recent Legislation.  As of July 1, 2014, the MLP Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and, effective January 1, 2017,  redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the MLP Fund to enable the MLP Fund to determine whether withholding is required.

The Hiring Incentives to Restore Employment Act

Under the Foreign Account Tax Compliance Act provisions enacted as part of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), a 30% withholding tax will be imposed on dividends paid by a fund, and on long-term capital gain dividends and redemption proceeds paid after December 31, 2016, to (i) a "foreign financial institution," which term includes certain non-U.S. investment funds, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-U.S. shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To comply with these requirements, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders may be required to waive the application of any non-U.S. laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes.  Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.

Shareholders should consult their own tax advisors regarding the state, local and non-U.S. tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

 PORTFOLIO TRANSACTIONS

This section, other than "Disclosure of Portfolio Holdings," does not apply to the Funds of Funds' investments in Underlying Funds.  The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds.  The funds, except for the money market funds and the TBCAM Stock Funds, are managed by dual employees of the Manager and an Affiliated Entity or employ a Sub-Adviser.  Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk").  All portfolio transactions of the money market funds and the TBCAM Stock Funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS").  CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments.  CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research.  CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process.  These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment.  The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS.  In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a "spread."  Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following:  (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers.  Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds.  Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser.  Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser.  Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds.  While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security.  Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund.  For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients.  Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent.  Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained.  Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms.  Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies.  The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use").  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client.  The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit.  Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises.  Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund.  Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund.  Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs.  In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus.  The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser.  "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs.  Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs.  International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Disclosure of Portfolio Holdings

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings and any ongoing arrangements to make available information about fund portfolio holdings.  It is the policy of the Manager to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  The policy requires that consideration always be given as to whether disclosure of information about fund portfolio holdings is in the best interests of fund shareholders, and that any conflicts of interest between the interests of fund shareholders and those of the Manager or its affiliates be addressed in a manner that places the interests of fund shareholders first.

Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag at www.dreyfus.com.  In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor the Manager or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that:  (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

A fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisors.

Disclosure of portfolio holdings may be authorized only by the Chief Compliance Officer for the fund, and any exceptions to this policy are reported quarterly to the board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio, except for proxies of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, the "Designated BHCs"), for which the boards have delegated to Institutional Shareholder Services Inc. ("ISS") the authority to vote proxies of such Designated BHCs.  Except as described below, Dreyfus, through its participation in BNY Mellon's Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies BNY Mellon's Proxy Voting Guidelines, which are summarized below (the "Voting Guidelines"), when voting proxies on behalf of a fund.  Similarly ISS votes proxies that it is authorized to vote, including those delegated by the boards, in accordance with the ISS Global Voting Principles (the "ISS Principles"), which are summarized below.

BNY Mellon and its direct and indirect subsidiaries (collectively, "BNYM"), including Dreyfus, are subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA").  Among other things, the BHCA prohibits BNYM, funds that BNYM "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNYM exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA.  (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNYM's share ownership in those funds.)

A security will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNY Mellon Entities' aggregate ownership, control and voting discretion with respect to the security reaches a level that could risk a violation of BHCA Rules.  If such aggregate levels decrease to a point that BNY Mellon deems appropriate to remain in compliance with BHCA Rules, the security will no longer be a Designated BHC and Dreyfus will be redelegated sole voting authority over the security.  Management of the funds anticipates that ISS will have proxy voting authority over the voting securities of a limited number of Designated BHCs.

Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest between the funds and fund shareholders, on the one hand, and Dreyfus, the fund's principal underwriter, or any affiliated person of the fund, Dreyfus or the fund's principal underwriter, on the other, through its participation in the Proxy Voting Committee.  The Proxy Voting Committee applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  To avoid any appearance of a conflict, Dreyfus engages a third party as an independent fiduciary (generally ISS) to vote all proxies with respect to securities issued by BNY Mellon and all proxies with respect to shares of funds sponsored by Dreyfus or another BNY Mellon affiliate (including proxies with respect to shares issued by funds in the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers if deemed appropriate in its discretion.

Each proxy is reviewed, categorized and analyzed in accordance with the Proxy Voting Committee's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the Proxy Voting Committee's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Voting Committee, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established, such as, for example, new proposals arising from emerging economic or regulatory issues, are referred to the Proxy Voting Committee for discussion and vote.  Additionally, the Proxy Voting Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information.  The Proxy Voting Committee will also consider specific interests and issues raised by Dreyfus on behalf of a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of the fund.

With regard to voting proxies with respect to shares of non-U.S. companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.  The Proxy Voting Committee seeks to vote proxies of non-U.S. companies through the application of the ISS Principles, which the Proxy Voting Committee has adopted because of ISS's expertise in proxy voting matters of the various non-U.S. markets.  However, corporate governance practices, disclosure requirements and voting operations vary significantly among these markets.  In these markets, the Proxy Voting Committee seeks to submit proxy votes in a manner consistent with the Voting Guidelines, while taking into account the different legal and regulatory requirements.

Although proxies in respect of securities held by the Dreyfus Socially Responsible Growth Fund, Inc. or The Dreyfus Third Century Fund, Inc. (each a "Socially Responsible Fund") typically are voted in accordance with BNY Mellon's Proxy Voting Guidelines, proxies pertaining to the social investment criteria of the Socially Responsible Funds are voted by the funds' portfolio managers.  The Socially Responsible Funds' social investment criteria are used to determine whether a company enhances the quality of life in America by considering its record in the areas of:

•	protection and improvement of the environment and the proper use of our natural resources

•	occupational health and safety

•	consumer protection and product purity

•	equal employment opportunity

Summary of BNY Mellon's Proxy Voting Guidelines

The Proxy Voting Committee consists of representatives from certain investment advisory, banking, trust company and other fiduciary business units (each, a "Member Firm") affiliated with BNY Mellon.  The Proxy Voting Committee recognizes that the responsibility for the daily management of a company's operations and strategic planning is entrusted to the company's management team, subject to oversight by the company's board of directors.  As a general matter, Member Firms invest in companies believed to be led by competent management and the Proxy Voting Committee customarily votes in support of management proposals and consistent with management's recommendations.  However, the Proxy Voting Committee believes that Member Firms, in their role as fiduciaries, must express their view on the performance of the directors and officers of the companies in which clients are invested and how these clients' interests as shareholders are being represented.  Accordingly, the Proxy Voting Committee will vote against those proposals that it believes would negatively impact the economic value of clients' investments – even if those proposals are supported or recommended by company management.

The Proxy Voting Committee seeks to make proxy voting decisions that are in the best interest of the clients of its Member Firms. For this purpose, the Proxy Voting Committee has established detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders ("Voting Guidelines").  Viewed broadly, the Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:

•	The alignment of the interests of a company's management and board of directors with those of the company's shareholders;

•	To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;

•	To uphold the rights of a company's shareholders to affect change by voting on those matters submitted to shareholders for approval; and

•	To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

The following are summaries of how the Proxy Voting Committee generally views certain matters that are brought before the Proxy Voting Committee in connection with the voting of proxies by those Member Firms who exercise voting discretion as a fiduciary for their clients.  These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Proxy Voting Committee uses to assist with the proxy voting process.  The summaries below are published by the Proxy Voting Committee to provide public company issuers and investors with a broad view of how the Proxy Voting Committee approaches certain topics and proposals in the context of voting proxies for its Member Firms' fiduciary clients; and such summaries are not intended to limit in any way the Proxy Voting Committee's or any Member Firm's actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally.

1.      Boards and Directors

A.           Election of Directors

The Proxy Voting Committee believes that a majority of a company's board members should be independent of management.

i)      Incumbent / Nominee Directors

The Proxy Voting Committee generally votes FOR incumbent and nominee directors.  However, the Proxy Voting Committee generally votes to WITHOLD support in cases when individual directors (or the board, as applicable):  (1) adopt, amend or renew a poison pill without shareholder approval or commitment to obtain shareholder approval within 12 months (applied to incumbent directors up for re-election at annual or special meeting which follows such action), (2) attend less than 75% of meetings for two consecutive years, (3) serve on more than six boards, (4) are CEOs of a public company and serve on more than 3 boards, or (5) fail to respond to approved shareholder proposals.

ii)      Compensation Committee Members

Generally, the Proxy Voting Committee votes FOR incumbent members of the compensation committee.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where:  (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, or (3) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

iii)	Audit Committee

Generally, the Proxy Voting Committee votes FOR independent incumbent members of an audit committee.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where:  (1) audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined, (2) a material weakness is disclosed and not remediated timely, or (3) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.

iv)	Management Nominees

The Proxy Voting Committee generally votes FOR management nominees for board or committee membership.  In exceptional cases, such as severe governance concerns or when a Proxy Advisor recommends to withhold, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis.  If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Proxy Voting Committee will generally WITHHOLD its support.

B.	Board Governance

i)	Classified Board

The Proxy Voting Committee believes shareholders should annually vote for all members on a company's board of directors.  The Proxy Voting Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.

ii)	Board Independence

The Proxy Voting Committee votes FOR management proposals for the election of independent directors that meet listing standards and generally favors an independent chairperson.  Conversely, the Proxy Voting Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director "independence."

iii)	Board Size

The Proxy Voting Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders.  However, the Proxy Voting Committee votes AGAINST proposals that remove the shareholders' right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.

iv)	Vote Majority and Removal

Generally, the Proxy Voting Committee supports the practice of one share, one vote.  As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting.  The same practice is applied to proposals mandating the removal of a director upon a simple majority vote, such that the Proxy Voting Committee votes AGAINST management proposals that require a supermajority vote for removal.

v)	Separate Chairman and CEO

Generally, the Proxy Voting Committee votes FOR management proposals that propose to separate the positions of Chairman and CEO.  However, the Proxy Voting Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed; but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed.  When considering the sufficiency of a lead or presiding director's authority, the Proxy Voting Committee will consider: whether the director: (1) presides at all meetings of the board (and executive sessions of the independent directors) at which the Chairman is not present, (2) serves as a liaison between the Chairman and the independent directors, (3) approves board meeting agendas, (4) has the authority to call meetings of the independent directors, and (5) if requested by major shareholders, ensures that s/he is available for consultation and direct communication.

2.	Accounting and Audit

Generally, the Proxy Voting Committee votes FOR the ratification of the board's selection of an auditor for the company.  The Proxy Voting Committee will vote AGAINST the ratification of the auditors if there are concerns of negligence due to issuance of an inaccurate audit opinion.  The Proxy Voting Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.

3.	Anti-Takeover Measures

Generally, the Proxy Voting Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders.  However, the Proxy Voting Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

A.	Shareholder Rights Plan or "Poison Pill"

Generally, the Proxy Voting Committee votes FOR proposals to rescind a "poison pill" or proposals that require shareholder approval to implement a "pill."  Further, a WITHHOLD support vote on the election of directors will follow the adoption or renewal of a poison pill without shareholder approval.

B.	Non-net Operating Loss Shareholder Rights Plan

Generally, the Proxy Voting Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place:  (1) a plan trigger that is 20% or greater, (2) a term not exceeding 3 years, (3) the plan terminates if not ratified by shareholder majority, (4) there are no "dead hand" or "modified dead hand" provisions, and (5) the plan has a qualified offer clause.  The Proxy Voting Committee generally reviews these plans on a CASE-BY-CASE basis outside of these prescribed requirements.

C.	Special Meetings and Majority Vote

The Proxy Voting Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders.  As such, we generally support proposals that uphold these rights.  More specifically, with respect to calling a special meeting, the Proxy Voting Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 10-15%, depending on the company's market capitalization, but no more than 25%, of the company's outstanding stock) are required to agree before such a meeting is called.

For companies that currently permit shareholders of 25% or less of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee may vote AGAINST proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).  However, for companies that currently permit shareholders of greater than 25% of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).

D.	Written Consent

The Proxy Voting Committee will generally vote FOR proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent.  The Proxy Voting Committee will generally vote AGAINST proposals on written consent if the company permits shareholders the right to call for a special meeting.

4.	Capital Structure, Mergers, Sales and Transactions

A.	Mergers

The Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals to merge, reincorporate or to affect some other type of corporate reorganization.  In making these decisions, the Proxy Voting Committee's primary concern is the long-term economic interests of shareholders, and it will consider Member Firm opinions, the fairness opinion, and the vote recommendations of two independent proxy advisors retained by the Proxy Voting Committee to provide comprehensive research, analysis and voting recommendations (the "Proxy Advisors") when determining a vote decision on these or similar proposals.

B.	Capital Structure

In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Proxy Voting Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that reasonably can be expected to uphold or enhance the shareholders' long-term economic interest.

i)	The Proxy Voting Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.

ii)
The Proxy Voting Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing.  The Proxy Voting Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.

C.	Authorized Stock Increases

Generally, the Proxy Voting Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is:  (1) not excessive relative to the industry's average rate or otherwise harmful to the long-term economic interests of shareholders, or (2) necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters.  The Proxy Voting Committee will generally vote AGAINST such proposals that would exceed the industry's average rate and/or the business purpose is not articulated sufficiently.

D.	Preferred Stock Authorization

Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisors and the fairness opinion agree, the Proxy Voting Committee generally votes FOR proposals to issue preferred stock.  When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Proxy Voting Committee generally votes AGAINST proposals to issue preferred stock.

5.	Corporate Governance

A.	Cumulative Voting

The Proxy Voting Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.

B.	Amend Bylaw, Charter or Certificate

Generally, the Proxy Voting Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights.  If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Proxy Voting Committee votes AGAINST such proposals.

C.	Indemnity Liability Protection

Generally, the Proxy Voting Committee votes FOR proposals to limit directors' liability or expand indemnification on behalf of their service to the company.  However, the Proxy Voting Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.

D.	Adjourn Meeting

In cases where the Proxy Voting Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Proxy Voting Committee will vote FOR the adjournment.

6.	Proxy Contests

In the case of proxy contests, the Proxy Voting Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.

The Proxy Voting Committee's general policy is to consider:  (1) the long-term economic impact of the decision, (2) the company's record and management's ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.

7.	Social, Ethical and Environmental

The Proxy Voting Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis.  Generally, the Proxy Voting Committee considers various factors in voting decisions, including:  (1) the long-term economic impact including implementation cost-to-benefit considerations, (2) the company's current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal's underlying objective is within the scope of the company's influence and control.

The Proxy Voting Committee generally votes FOR shareholder sponsored proposals when the proposal reasonably can be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal.  The Proxy Voting Committee generally votes AGAINST shareholder proposals when management has responded meaningfully and there is no evidence of:  (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.

8.	Compensation and Benefits

A.	Equity Compensation

The Proxy Voting Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.

The Proxy Voting Committee generally votes FOR proposals relating to equity compensation plans that:  (1) pass our shareholder value transfer model and burn rate model and prohibit share re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, are silent on share re-pricing and the company has no history of re-pricing,(3) use section 162(m) rules for plan administration by independent directors, or (4) require an issuance of stock or options as equal payment in lieu of cash to directors.

The Proxy Voting Committee generally votes AGAINST compensation plans that:  (1) fail our shareholder value transfer model or burn rate model, and allow for option exchange or re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, but permit accelerated vesting without consummation of a change-in-control transaction, or (3) serve as a vehicle to perpetuate a disconnect between pay and performance or favors executive officers whose pay is already significantly higher than peers.

The Proxy Voting Committee reviews on a CASE-BY-CASE basis those proposals that:

i)
pass our shareholder value transfer model and either (1) fail our burn rate model, (2) the plan is "silent" on re-pricing and the company has a history of the practice, or (3) a Proxy Advisor recommends an "against" vote; or

ii)
fail our shareholder value transfer model but the plan (1) is required to complete a transaction supported by the Proxy Voting Committee or (2) includes details regarding extenuating business circumstances.

B.	Say on Pay

If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Proxy Voting Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.

The Proxy Voting Committee will generally vote FOR management proposals on say-on-pay.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where:  (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, (3) the company fails to address compensation issues identified in prior meetings when adequate opportunity to address has passed, or (4) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

C.	Option Re-pricing or Exchange

Generally, the Proxy Voting Committee believes that stock compensation aligns managements' and shareholders' interests based on fair-market value grants.

In cases where management is proposing to address a compensation misalignment, the Proxy Voting Committee generally votes FOR such proposals that:  (1) seek exchanges that are value-for-value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable.  The Proxy Voting Committee generally votes FOR proposals that require stock option exchange and re-pricing programs to be put to shareholder vote.

In cases of proposals where the exchange and/or re-pricing requests do not meet these criteria, the Proxy Voting Committee generally votes AGAINST the management proposal.

D.	Golden Parachute Plans

In reviewing management compensation agreements, the Proxy Voting Committee generally votes FOR those that:  (1) involve payments that do not exceed three times the executive's total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract.  Conversely, the Proxy Voting Committee generally votes AGAINST compensation agreements that do not adhere to these requirements.  As a facet of a capital structure change, the Proxy Voting Committee will consider these compensation agreements on a CASE-BY-CASE basis.

In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.

E.	Clawbacks

When determining the effectiveness of a company's clawback/recoupment policy, the Proxy Voting Committee will consider:  (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company's policy extends to named executive officers and other senior executive officers (and not simply the CEO and chief financial officer), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been "unearned" during the prior 3-year period, and (4) if the policy considers performance-based compensation to be "unearned" if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of "misconduct" or fraudulent activity and/or a formal restatement of financial results).

F.	Other Compensation Requests

Generally, the Proxy Voting Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limit the discount to 15% or less.  Conversely, the Proxy Voting Committee generally votes AGAINST proposals that are limited to senior executives and/or provides for a discount that is greater than 15%.

Generally, the Proxy Voting Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year and/or 25% of stock awarded.  Conversely, the Proxy Voting Committee generally votes AGAINST proposals that seek retention of stock awards for greater than one year and 75% of stock awarded.

For those proposals for which the Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Proxy Voting Committee for discussion and vote.  In these instances, the Proxy Voting Committee votes based upon its principle of maximizing shareholder value.

Proxy Voting by ISS

ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the funds.  Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.

Summary of the ISS Guidelines1

ISS Global Voting Principles

ISS' Principles provide for four key tenets on accountability, stewardship, independence and transparency, which underlie our approach to developing recommendations on management and shareholder proposals at publicly traded companies.  The principles guide our work to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

Accountability.  Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses.  In addition, shareholders' voting rights should be proportional to their economic interest in the company; each share should have one vote.  In general, a simple majority vote should be required to change a company's governance provisions or to approve transactions.

Stewardship.  A company's governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company's long-term value creation.  Issuers and investors should recognize constructive engagement as both a right and responsibility.

_____________
1 Excerpted from ISS materials.

Independence.  Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders.  Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency.  Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.

Regional Policy and Principles – Americas

Principles that apply generally for the region (U.S., Canada and Latin America) are as follows:

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

U.S. and Canada.  Key voting policy guidelines address the following:

1.
The establishment of key board committees (as required by regulation and/or, in Canada, by a combination of regulation and best practice recommendations outlined in the National Policy 58-201 Corporate Governance Guidelines): Audit, Compensation, and Nominating.

2.
The independence of the board as a whole (which should exceed 50 percent) and of the key committees (which should be 100 percent independent).  Shareholder proposals seeking the independence of the chairman and his or her separation from the CEO role are key evaluations in the Canadian market, where ISS generally supports independent board leadership.  (ISS has developed specific standards to determine the independence of each director; these generally align with listing exchange independence standards but are more stringent in some respects.)

3.
The accountability of individual directors, relevant committees and/or the board as a whole for problematic issues related to financial reporting/auditing, risk, executive compensation, board composition, directors' meeting attendance and over-boarding, and/or any other actions or circumstances determined to be egregious from a shareholder value perspective.

4.	The responsiveness of the board to shareholder input through majority voting support for a shareholder proposal or substantial opposition to a management proposal.

Americas Regional and Brazil.  ISS' vote recommendations for board elections in Latin America primarily address disclosure of director nominees.  As a result of regulation enacted in late 2009, Brazil is currently the only market in the region in which timely disclosure of director nominees represents market practice.  As a result, ISS policy for Brazil takes board independence into account, in accordance to each issuer's stock market listing segment.  Majority-independent boards remain very rare across the region.

Although Brazilian law requires disclosure of management nominees prior to the meeting, minority shareholders are able to present the names of their nominees up to the time of the meeting.  While these rules were designed to minimize restrictions on minority shareholders, they end up having a negative impact on international institutional investors, who must often submit voting instructions in the absence of complete nominee information.

Most Latin American markets (except Brazil and Peru) require issuers to establish audit committees, with varying independence requirements.  The idea that specific oversight functions should be assigned to specific board subcommittees is still foreign to most Brazilian issuers, and even those companies that are listed in the NYSE will often not have an audit committee.  This is because the SEC grants exemptions to foreign issuers and considers the Brazilian fiscal council, a corporate body lying outside of the board of directors, to be a valid substitute for an audit committee for the purposes of requirements under the Sarbanes-Oxley Act of 2002.

For foreign private issuers ("FPIs"), ISS takes into account the level of disclosure and board independence (which should be a majority) as well as the independence of key board committees.  Also, slate ballots or bundled director elections are generally not deemed to be in shareholders' best interests.

Compensation

The U.S. and Canada.  Key voting policy guidelines address the following:

1.
Clarity and completeness of disclosures, both for actual payments and awards to named executive officers and with respect to the nature and rationale for the programs and awards.  Incomplete or unclear disclosure may result in negative recommendations if an analyst cannot conclude that the programs are operating in shareholders' interests.

2.
Reasonable alignment of pay and performance among top executives.  U.S. and Canadian compensation policies rely on both quantitative screens to measure CEO pay-for-performance alignment on both an absolute (pay relative to total shareholder return) and relative (pay and performance relative to peers) basis over periods that include one, three, and five years for different tests.  Companies identified as outliers receive a further in-depth qualitative review to identify likely reasons for the perceived disconnect, or mitigating factors that either explain and/or justify it in a particular circumstance or time period.  The qualitative review investigates factors such as the proportion of pay tied to performance conditions (strength of those conditions), a company's pay benchmarking practices, the existence of measures that discourage excessive risk taking, the extent and appropriateness of non-performance-based pay elements (e.g., severance packages), and the compensation committee's responsiveness to shareholder input on pay issues.

3.
Equity-based compensation proposals are evaluated with respect to several factors, including cost (measured by Shareholder Value Transfer ("SVT") as calculated by ISS' proprietary model) and historical (average) grant, or "burn," rate, and the presence of problematic plan provisions such as ability to reprice stock options without specific shareholder approval.

Under U.S. policy, a "liberal" change in control ("CIC") provision that could result in executives receiving windfall compensation even if a CIC does not ultimately occur also would be deemed problematic. Additionally, the board committee responsible for administering a U.S. program should be comprised solely of independent directors. Any of these factors may lead to a negative recommendation.

Under Canadian policy, in addition to the SVT and burn-rate evaluation noted above, equity plans also may receive a negative recommendation due to: i) discretionary or inadequately limited participation by outside directors; ii) insufficient limits on the board's ability to amend the plan's amendment provisions without shareholder approval; and/or iii) the completion of an option repricing within the past three years. Other factors which may be considered include share dilution represented by the plan.

Americas Regional and Brazil.  In most Latin American countries, shareholders are traditionally able to vote on the compensation of board and audit committee members, which generally represent non-contentious proposals.  In Brazil, however, shareholders are granted a binding vote on executive and board compensation.

While there have been some improvements in the disclosure of Brazilian remuneration figures over past few proxy seasons, inconsistencies remain, particularly regarding long-term equity pay.  The debate surrounding the disclosure of individualized compensation remains unresolved since the Brazilian Institute of Finance Executives filed an injunction in 2010 allowing companies to withhold this information.  Currently, more than 20 percent of Brazilian issuers use this injunction as a way to circumvent the Brazilian Securities Regulator's requirement that companies disclose the total compensation of their highest-paid executive.  Some companies also continue to pay their executives through subsidiaries, a practice that tends to obscure compensation disclosure.

For FPI/tax haven companies, oppose stock incentive plans or amended plans if the maximum number of shares to be issued is not disclosed and/or the company has not disclosed any information regarding the key terms of the proposed plan.  If sufficient information is disclosed, the plan proposal will be evaluated similarly to plan at U.S. companies.

Audit

U.S. and Canada.  U.S. companies are required to report comprehensive and accurate financial information according to General Accepted Accounting Principles ("GAAP").  Canadian issuers report under International Financial Reporting Standards ("IFRS").  In the U.S., companies have discretion to include a non-binding auditor ratification proposal on annual general meeting ballots.  In Canada, issuers are required to provide shareholders with the ability to appoint one or more auditors to hold office until the next annual meeting.

In both markets, external auditors are expected to be both fully qualified and independent – i.e., should not have any financial interests, including excessive fees from the company for non-audit services – that could compromise their independence.  ISS categorizes four types of fees reported by all companies for their external auditors: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees.  Specific ratios that would trigger negative recommendations on an auditor ratification proposal are detailed in respective policies.

Americas Regional and Brazil.  Most Latin American markets have adopted, or are in the process of adopting, IFRS.

While shareholders in all Latin American countries must approve annual financial statements, only a few markets grant shareholders the ability to ratify auditors.  Brazilian companies that install a permanent audit committee may now extend the term for the mandatory rotation of their independent auditors to 10 years.

Shareholder Rights/Takeover Defenses

ISS policy is aimed at protecting the ability of shareholders to (1) consider and approve legitimate bids for the company, and (2) effect change on the board, when appropriate.  Protection of minority shareholder rights is also considered when dual class capital structures with multiple-voting share instruments give voting control to a minority equity ownership position—approximately 10 percent of Russell 3000 index companies and approximately 14 percent of issuers on the S&P/TSX Composite Index have some form of unequal voting structure.

U.S.  Shareholder rights and takeover defenses in the U.S. are driven largely by state law.  Within that framework, ISS policy is designed to ensure the ability of shareholders to:

•	Evaluate and approve shareholder rights plans ("poison pills") that may discourage takeover bids;

•	Evaluate and approve amendments to the company's governing documents, as well as proposed mergers, by a simple majority vote;

•	Call special meetings and act by written consent, within reasonable parameters;

•	Submit shareholder proposals subject to reasonable "advance notice" requirements.

Canada.  Shareholder rights and takeover defenses in Canada are generally determined by regulation and exchange rules.  In this context, ISS policy undertakes to:

•
Evaluate and approve shareholder rights plans ("poison pills") where the scope of the plan is limited to: i) providing the board with more time to find an alternative value enhancing transaction; and ii) to ensuring the equal treatment of all shareholders;

•
Review "advance notice requirements" or other policies such that all shareholders are provided with sufficient time and disclosure to make informed decisions within a transparent, structured and fair director nomination process;

•
Evaluate proposed amendments to the company's governing documents to ensure that shareholders' rights are effectively protected with respect to adequate and independent representation at shareholders' and directors' meetings;

•	Determine that shareholder rights, including remedies, powers, and duties will not be negatively impacted by reincorporation proposals.

Americas Regional and Brazil.  The voting rights of international institutional investors are often limited in Latin America.  Mexican companies may divide their capital into several classes of shares with special rights for each of the shares, and voting rights for certain classes are restricted to Mexican nationals.  With the exception of companies listed in the Novo Mercado, which are required to maintain a single class of shares, most Brazilian companies divide their share capital between common and preferred shares.  Typically, common shares confer voting rights and preferred shares do not, although preferred shareholders have the right to vote on specific matters and under certain conditions.

A number of Brazilian issuers have adopted mandatory bid provisions, with ownership triggers ranging from 15-35 percent.  The Sao Paulo Stock Exchange has recommended that companies in the Novo Mercado listing segment adopt provisions with a 30-percent ownership trigger.

Environmental & Social Issue Shareholder Proposals

While governance related shareholder proposals are generally evaluated in the context of ISS policies related to management sponsored proposals on those issues, in some markets shareholder proposals seek changes with respect to social and/or environmental issues.

U.S.  In the U.S., approximately 200 environmental and social shareholder proposals come to a vote each year, primarily at large cap companies.  Many request increased disclosure on certain issues or company policies, such as corporate political contributions or lobbying expenditures, board diversity, human rights, animal welfare, and numerous environmental and "sustainability" topics.  ISS evaluates most environmental and social proposals on a case-by-case basis, considering the extent to which the request would or may have an impact on shareholder value (positive or negative), and how that relates to the perceived cost to the company of implementing the proposal.

Canada. In Canada, very few environmental and social proposals are filed, and the majority of these are withdrawn prior to shareholders' vote, usually after discussions between the proponent and the company.  The most prevalent proposals in recent years relate to gender diversity on boards and in senior management in Canada.

Latin America. In Latin America, shareholders have yet to file any environmental and social proposals and such proposals are rarely filed at companies that are subject only to tax haven market regulations.

ISS voting guidelines for environmental and social shareholder proposals consider the following:

•	Whether the proposal would enhance or protect shareholder value, especially from a long-term value perspective;

•	To what extent the company's current practices and policies align in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the issues raised in the proposal are more appropriately or effectively dealt with through legislation or regulation;

•	Whether the proposal's request is unduly burdensome in scope, timeframe, or cost, or is overly prescriptive;

•	How the company's current practices and policies compare with any industry-wide standards; practices for addressing the related issue(s); and

•
If the proposal requests increased disclosure or greater transparency, the extent that reasonable and sufficient information is currently available to investors, and whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Merger & Acquisition & Capital Related Proposals

U.S. and Canada.  ISS generally supports company proposals to repurchase shares or to undertake other actions deemed not to arbitrarily diminish or dilute shareholder value or voting interests.  Other pure economic proposals, including capital changes and mergers, are evaluated on a case-by-case basis, weighing the merits and drawbacks of the proposal from the perspective of a long-term shareowner and balancing various and sometimes countervailing factors.

Unlike in some jurisdictions (e.g., the U.K.), in the U.S. and Canada, shareholders only have preemptive rights if they are accorded in a company's governing documents, which is rare.  Share issuances that represent less than 20 percent of outstanding capital do not require shareholder approval.

Americas Regional and Brazil.  Shareholders of Latin American companies are often asked to vote on share issuances, mergers and non-contentious administrative items such as the absorption of subsidiaries.  Merger proposals in Brazil are subject to a higher quorum requirement (50 percent of shares entitled to vote).

ISS generally supports share issuances requests in Latin America up to 100 percent over currently issued capital with preemptive rights and up to 20 percent without preemptive rights.

Regional Policy and Principles – Europe, Middle East and Africa

ISS European Policy

•	Covers most of continental Europe. Coverage is broadly in line with European Union membership, but including Switzerland, Norway, Iceland and Liechtenstein and excluding the U.K. and Ireland.

•
Most markets covered by ISS European Policy are developed markets with reasonably high governance standards and expectations, often driven by European Union regulation.  However, even European Union legislation can vary widely in its implementation across member states.

•
The approach taken by ISS European Policy is to apply the principles of the Policy to all markets covered, but to take relevant market-specific factors into account.  Therefore European Policy has a number of areas that are specific to particular markets (for example, taking into account when assessing board independence, legal requirements in Germany for employee representatives on supervisory boards).

•
Governance standards and best practices are often (but not always) on a comply-or-explain basis, with best practice recommendations set by different local corporate governance codes or guidelines.  Where relevant, ISS takes into account in its analysis the explanations given by companies for any non-compliance.

U.K. and Ireland - NAPF Corporate Governance Policy and Voting Guidelines

•	Covers the U.K., Ireland and a number of associated markets (such as the U.K. Channel Islands).

•
Uniquely for the U.K., ISS uses the policy and voting guidelines of the National Association of Pension Funds ("NAPF"), the voice of workplace pensions in the U.K., and representing the views of pension funds, other asset owners and their asset managers.  It is based on the U.K. Corporate Governance Code and on internationally accepted best practice principles of corporate governance, and is developed by the NAPF and its members specifically for the U.K. market.

•
The corporate governance regime in the U.K. largely operates on a comply-or-explain basis rather than being wholly founded in corporate law.  This approach underlies both the U.K. Corporate Governance Code, which is widely accepted by companies as well as supported by investors.

ISS South Africa Policy:

•	Covers South Africa only

•	Based on EMEA Regional Policy (described below), with additional approaches for voting items and issues that are specific to the South African market.

ISS Russia and Kazakhstan Policy:

•	Covers Russia and Kazakhstan only.

•	Based on EMEA Regional Policy with additional approaches for voting items and issues that are specific to these two markets.

ISS EMEA Regional Policy:

•	Covers all countries in the EMEA region that are not covered by a specific policy. Includes many markets in the Middle East, North Africa and Eastern Europe.

•
The countries currently covered include, but are not limited to, Algeria, Angola, Armenia, Azerbaijan, Bahrain, Bosnia and Herzegovina, Botswana, Egypt, Gabon, Gambia, Ghana, Guinea, Georgia, Israel, Ivory Coast, Jordan, Kenya, Kuwait, Kyrgyzstan, Lebanon, Macedonia, Malawi, Moldova, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Serbia, Tajikistan, Tunisia, Turkey, Turkmenistan, Uganda, United Arab Emirates, Ukraine, Uzbekistan, Zambia, and Zimbabwe.

•
Poor disclosure is common in many of these markets and can be particularly problematic for issues related to director elections, approval of related-party transactions, remuneration, ratification of charitable donations, and capital issuances.

•
For countries currently covered by the ISS EMEA Regional Policy, opportunities for developing standalone market-specific ISS policies are regularly reviewed and specific policies are developed as opportunities to do so are identified from any significant developments in local governance practices, company disclosure practices and relevant legislation.

Regional Policy and Principles – Asia-Pacific

While ISS global principles apply to markets in Asia-Pacific (notably Japan, Hong Kong, Korea, Singapore, China, Taiwan, India and Australia), because of diversity in laws, customs and best practice codes of each market, ISS' voting policies in each market take into account such factors to promote sustainable shareholder value creation through support of responsible corporate practices.

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

Japan.  In Japan, there is no obligation to appoint outsiders to the board of directors at the 98 percent of Japanese companies that retain Japan's traditional board system (featuring two tiers, with a statutory auditor board).  Currently, nearly 40 percent of Japanese companies still do not have any outside directors, and accordingly, ISS does not recommend a vote against outside directors merely for a lack of independence because this could have the effect of actually increasing management domination of the board.  A nominee who is voted down may not be replaced, and the board may end up losing one outsider.  However, ISS recommends a vote against a company's top executive if the board after the shareholder meeting will have no outside directors.

Hong Kong.  ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees, if such committee is not majority independent.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board.  ISS also generally recommends against an independent director nominee who fails to meet the ISS criteria for independence.

Korea.  Most Korean companies present proposals to elect directors as a bundled resolution, requiring shareholders to vote for or against the entire slate of nominees, instead of allowing shareholders to vote on each individual nominee.  Accordingly, where there are reasons to recommend a vote against one or more nominees, ISS considers recommending votes against all nominees included in such resolution.

Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of directors are outsiders.  Where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board at large companies, ISS recommends against inside/executive directors who are neither CEO nor a member of the founding family, and/or the most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Singapore.  ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board.

China.  Peoples' Republic of China Company Law requires a company's board to have five to 19 directors, whilst a 2001 China Securities Regulatory Commission ("CSRC") guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional.  When the board meets the one-third independence requirement, ISS generally supports the election of the candidates unless any independent director candidate fails to meet the ISS criteria for independence.

Taiwan.  The nomination system is mandatory only for the election of independent directors in Taiwan.  Many companies are using a "non-nomination" system for the election of non-independent directors, which means that shareholders can literally vote for any person of legal age and companies are not obliged to provide a roster of candidates and their profiles before the meeting.  The non-nomination system poses great challenges for making an informed voting decision, particularly for overseas investors who must cast their votes well in advance of the meeting.  This system acts to disenfranchise minority shareholders, who have limited visibility into the nominees chosen by the controlling shareholder and/or incumbent management team.  ISS recommends voting AGAINST all nominees for elections via the "non-nomination" system.  These negative recommendations are intended to protest the poor disclosure and disenfranchisement, and to push companies to adopt a system for electing directors akin to that used in most of the world; and which is already used in Taiwan for the election of independent directors.

India.  ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director).

Australia.  A unitary board structure, combining executive and non-executive directors, retiring by rotation every three years is the norm in Australia.  In some cases, the CEO will be excluded from retiring by rotation once appointed to the board by shareholders.  It is common and best practice for a board to have subcommittees, namely the audit, remuneration and nomination committees.  Listing Rule 12.7 requires members of the All Ordinaries Index to have established an audit committee, with additional guidance on structure and role for the largest 300 companies.  As in many developed markets, diversity has come to the fore in recent years.  Guidance released by the Australian Securities Exchange on diversity requires companies to disclose information on gender diversity and a focus exists on building a culture of diversity within the company.  With a comply-or-explain approach to governance, companies are allowed to deviate from what is considered to be best practice with regard to board structure although solid explanations are expected.  Best practice supports majority independent boards, with an independent chairman.  In addition, the roles of chairman and CEO should not be combined.  ISS generally supports director elections in Australia but may recommend against directors when deviations from best practice are not fully justified.

Compensation

Japan.  Unlike the U.S., Australia and certain European markets, the Japanese market does not require companies to submit say-on-pay proposals for a shareholder vote.  Combined with a general perception that Japanese executive pay is not high, as compared to foreign counterparts, and the lack of disclosure rules shedding light on it, Japanese executive pay had long been left unflagged by shareholders.  However, compensation disclosure requirements reveal that the problem of Japanese pay is not the amount, but the lack of a link to shareholder wealth creation.  Accordingly, ISS policy for Japan's compensation proposals is generally intended to prompt companies to increase performance-based cash compensation as well as equity-based compensation.

Hong Kong.  In Hong Kong, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, but executive compensation does not require shareholder review.  ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company.  However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.  Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

Korea.  In Korea, companies annually seek shareholder approval to set the remuneration cap for directors.  These proposals seek to set an upper limit on director pay in aggregate, but individual pay limits as well as the actual amounts paid are almost never disclosed.  ISS generally recommends voting for proposals to set directors' remuneration cap unless there is a material disparity between director remuneration and the firm's dividend payout practice or financial performance, the proposed remuneration cap is excessive relative to the company's peers, or the company fails to provide justification for a substantial increase in the remuneration limit.

Singapore.  In Singapore, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, performance share plans and other equity-based incentives, but executive compensation does not require shareholder approval.  ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company or if the plan permits options to be issued with an exercise price at a discount to the current market price.  However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.  Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

China.  Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes.  Companies are required to provide detailed information regarding these schemes under the relevant laws and regulations.  When reviewing these proposals, ISS examines the key plan features including the performance hurdles, plan participants, resulting dilution, and vesting period.

Taiwan.  Restricted stock awards ("RSAs") were first introduced in Taiwan in 2012.  The amount of restricted stock to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge.  ISS reviews RSA proposals on a case-by-case basis taking into account the following features: whether existing substantial shareholders are restricted in participation; presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and whether a reasonable vesting period (at least two years) is set.

India.  Currently, ISS does not have market-specific policies on compensation.  However, shareholders are often asked to approve commissions for non-executive directors.  Companies also routinely seek shareholder approval for compensation packages of executive directors.  ISS recommends voting for these proposals unless there is a clear indication that directors are being rewarded for poor performance or the fees are excessive.

Companies establish employee stock option plans to reward and retain key employees.  ISS generally recommends voting against an option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued share capital for a mature company and 10 percent for a growth company or the plan permits options to be issued with an exercise price at a discount to the current market price.

Australia.  Investors are given an annual say-on-pay, with the potential of forcing all directors to seek reelection if dissent exceeds 25 percent of the vote for two years running.  In addition, investors can vote on individual long-term incentive grants.  In general, packages are made up of a basic salary and a combination of short- and long-term incentives making up the rump of the potential award.  Awards generally have pre-set performance targets with long-term awards generally vesting after a three year performance period.  As with other elements of company practice, guidelines in the market exist with regard to remuneration.  ISS looks for a strong link between the level of pay received and company performance.  In addition, ISS expects company disclosure to be transparent enabling an informed voting decision to be made.

Audit

Japan.  Shareholders are asked to approve the external auditor only when auditors are initially appointed or changed.  ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation; in which case ISS evaluates the proposal on a case-by-case basis.

Hong Kong, Singapore, and India.  In Hong Kong, Singapore, and India, companies are required to seek shareholder approval annually for the appointment of the auditor and to authorize the board to set the auditor's fees.  Auditors often provide other services in addition to audit services, which could threaten to compromise the auditor's ability to remain objective and independent.  While ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the fiscal year, ISS will ordinarily not recommend support for the reelection of the audit firm.

Korea and Taiwan.  The appointment of the external auditor is not an item that requires shareholder review.

China.  While it is acknowledged that the practice of auditors providing non-audit services to companies is problematic, the disclosure of non-audit fees is not mandatory in this market.  As such, ISS generally supports the appointment of an external auditor unless there are any known negative issues against the auditor.

Australia.  Shareholders are generally asked to approve the external auditor only when auditors are initially appointed or changed.  ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation.

Shareholder Rights/Takeover Defenses

Japan.  ISS evaluates poison pill proposals on a case-by-case basis, but our guidelines specify a number of conditions which must ALL be met before we will even consider supporting a takeover defense.  Those conditions are composed of five components; 1) plan features, 2) board practices, 3) special committee, 4) other defenses and 5) information disclosure.  Only when each of these threshold conditions is met will ISS proceed to a discussion of the company's actual vulnerability to a hostile takeover, and the plans (if any) it has announced to increase its valuation and thus reduce its vulnerability.

In evaluating poison pill renewals, ISS will examine the company's share price performance, relative to its peers, since the pill was first put in place.  Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal.

Hong Kong, Singapore, Taiwan and India.  Poison pills and dual-class shares with different voting rights are not allowed.  If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Korea.  Poison pills are not allowed in Korea, although it is possible to utilize redeemable convertible preferred shares to serve a similar purpose.  ISS generally recommends against proposals to create classes of shares that could be utilized as an antitakeover measure.

ISS recommends against proposals to adopt a supermajority voting requirement for removal of directors or internal auditors as it will make it difficult for shareholders to dismiss directors or internal auditors, which could reduce board accountability.

Golden parachutes are allowed in Korea, and ISS generally recommends a vote against a proposal to introduce such a clause.

China.  The adoption of antitakeover measures in China is regulated by the Management Approach on Acquisition of Listed Companies (the "Approach"), published by CSRC in 2006.  The Approach effectively forbids the employment of poison pills, scorched earth and other common shark repellent defenses during the event of a hostile takeover.  However, what can be done before the event is not regulated.  As a result, Chinese companies have increasingly been adopting preemptive measures designed to discourage and inhibit takeover attempts by placing restrictions in the company's Articles of Association.  One of the most common restrictions placed in a company's Articles of Association relates to the right of shareholders to nominate directors.  ISS generally recommends voting against such restrictive articles.

Australia.  Poison pills and dual-class shares with different voting rights are not allowed.  If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Environmental & Social Issue Shareholder Proposals

Japan.  In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis.  Some social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action.  If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision.  While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries.  Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination.  For this reason, ISS focuses on the financial aspects of social and environmental proposals.  If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution.  Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

Hong Kong, Singapore, China, Taiwan and India.  Shareholder proposals on environmental and social issues are not common in these markets.  ISS reviews these proposals on case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Korea.  Environmental & Social Issues are not items that shareholders can vote on under the current legal framework in Korea.

Australia.  Shareholder proposals on environmental and social issues are not common in Australia, with engagement carried out behind closed doors.  ISS reviews these proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Merger & Acquisition /Economic Proposals

Japan, Hong Kong, Singapore, China, Taiwan, India and Australia.  For every Merger & Acquisition and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including: valuation, market reaction, strategic rationale, conflicts of interest and governance.

Korea.  The company-level transactions that require shareholders' approval include sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company.  For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors, including valuation, market reaction, strategic rationale, conflicts of interest, governance, and trading opportunity from the dissident's right.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund.  However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member.  The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote.  Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund.  The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable.  Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders.  As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm.  However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of the fund's shares outstanding and entitled to vote may require the fund to hold a special meeting of shareholders for purposes of removing a board member from office.  In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Broker	A broker (1) that is an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor.
Affiliated Entity
An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of the Dreyfus and such affiliate; for the TBCAM Stock Funds, references to an Affiliated Entity shall be deemed to refer to TBCAM as Manager of the TBCAM Stock Funds

Alcentra	Alcentra NY, LLC
AMT	Alternative Minimum Tax
Authorized Entity
A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.
Cash Management Funds
Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York AMT-Free Municipal Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management

CCM	Cupps Capital Management, LLC
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CenterSquare	CenterSquare Investment Management, Inc.
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Channing	Channing Capital Management, LLC
Citizens	Affiliates of Citizens Financial Group, Inc.
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
CPO Fund	Dynamic Total Return Fund
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dreyfus	The Dreyfus Corporation
EACM	EACM Advisors LLC
EAM	EAM Investors, LLC
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of certain other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange-traded funds and similar exchange-traded products
Exchange Account
A special account in the General Fund created solely for the purpose of purchasing shares by exchange from Class B shares of a Multi-Class Fund; prior to June 1, 2006, such accounts were created in the Worldwide Dollar Fund

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund of Funds
Dreyfus Conservative Allocation Fund, Dreyfus Diversified International Fund, Dreyfus Diversified Large Cap Fund, Dreyfus Growth Allocation Fund and Dreyfus Moderate Growth Allocation Fund, each of which invests all or substantially all of its investable assets in Underlying Funds, and Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund, each of which invests significantly in Underlying Funds

General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Government Securities Money Market Fund
General Treasury Prime Money Market Fund
General Municipal Money Market Funds, Inc.
General Municipal Money Market Fund
General New York Municipal Money Market Fund

Geneva	Geneva Capital Management LLC
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
Granite	Granite Investment Partners, LLC
Hamon	Hamon Asian Advisors Limited
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds
Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund, Dreyfus Institutional Reserves Money Fund, Dreyfus Institutional Reserves Treasury Prime Fund and Dreyfus Institutional Reserves Treasury Fund

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
IPO	Initial public offering
IRA	Individual retirement account
Iridian	Iridian Asset Management LLC
IRS	Internal Revenue Service
Kayne	Kayne Anderson Rudnick Investment Management, LLC
Kingsford Capital	Kingsford Capital Management, LLC
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Lombardia	Lombardia Capital Partners, LLC
Manager	The Dreyfus Corporation; when used for the TBCAM Stock Funds only, the Manager refers to TBCAM
MLP	Master limited partnership
MLP Fund	DMLPF
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Municipal Bonds Municipal Obligations
Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
Neuberger Berman	Neuberger Berman Management LLC
Newton	Newton Capital Management Ltd.
NFA	National Futures Association
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange
Owl Creek	Owl Creek Asset Management, L.P.
Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI
Purchaser
An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans
Qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions or state and local governments, not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pensions Plans ("SEP-IRAs")

RHJ	Rice Hall James & Associates, LLC
Riverbridge	Riverbridge Partners, LLC
S&P	Standard & Poor's Ratings Services
Sarofim & Co.	Fayez Sarofim & Co.
SEC	Securities and Exchange Commission
Sirios	Sirios Capital Management, L.P.
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial institutions (which may include banks), securities dealers and other industry professionals
Standard Pacific	Standard Pacific Capital, LLC
Standish	Standish Mellon Asset Management Company LLC
State Municipal Bonds
Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Obligations
Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
TBCAM	The Boston Company Asset Management, LLC
TBCAM Stock Funds	Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund
Three Bridges	Three Bridges Capital, LP
TIPS	Treasury Inflation-Protection Securities
TOBAM	TOBAM S.A.S.
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TS&W	Thompson, Siegel & Walmsley LLC
Underlying Funds	Dreyfus funds (or other funds as may be permitted by a Fund of Funds' prospectus) in which a Fund of Funds invests
Union Point	Union Point Advisors, LLC
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Limited
Walthausen	Walthausen & Co., LLC
Worldwide Dollar Fund	Dreyfus Worldwide Dollar Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged

Strategic Funds, Inc.

PART C. OTHER INFORMATION

Item 28.                      Exhibits.

(a)(i)
Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 25, 1996.

(a)(ii)
Articles of Amendment and Articles Supplementary, as amended, are incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on September 27, 2002.

(a)(iii)	Articles of Amendment are incorporated by reference to Exhibit (a)(iii) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on May 16, 2006.

(a)(iv)	Articles Supplementary are incorporated by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on May 16, 2006.

(a)(v)	Articles Supplementary, as revised, are incorporated by reference to Exhibit (a)(v) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed on December 16, 2008.

(a)(vi)	Articles of Amendment are incorporated by reference to Exhibit (a)(vi) of Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, filed on April 30, 2009.

(a)(vii)	Articles of Supplementary are incorporated by reference to Exhibit (a)(vii) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed on September 25, 2009.

(a)(viii)	Articles of Supplementary are incorporated by reference to Exhibit (a)(viii) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

(a)(ix)	Articles of Supplementary are incorporated by reference to Exhibit (a)(ix) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on December 28, 2011.

(a)(x)
Articles of Supplementary for Class I shares of International Stock Fund are incorporated by reference to Exhibit (a)(x) of Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A, filed, on June 25, 2013.

(a)(xi)
Form of Articles of Supplementary for Class Y shares of Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund is incorporated by reference to Exhibit (a)(xi) of Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A, filed, on June 25, 2013.

(a)(xii)
Articles Supplementary for Class I shares of Global Stock Fund are incorporated by reference to Exhibit (a)(xii) of Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A, filed, on March 27, 2014.

(a)(xiii)	Articles Supplementary*

(b)	Registrant's Bylaws, as amended, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on December 28, 2011.

(d)(i)	Management Agreement*

(d)(ii)
Sub-Investment Advisory Agreement with Walter Scott & Partners Limited, as amended, is incorporated by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed on May 27, 2008.

(d)(iii)
Sub-Investment Advisory Agreement with Walthausen & Co., LLC. , with respect to Dreyfus Select Managers Small Cap Value Fund is incorporated by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed on December 16, 2008.

(d)(iv)
Sub-Investment Advisory Agreement with Thompson, Siegel and Walmsley LLC, with respect to Dreyfus Select Managers Small Cap Value Fund is incorporated by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed on December 16, 2008.

(d)(v)
Sub-Investment Advisory Agreement with Neuberger Berman Management LLC, with respect to Dreyfus Select Managers Small Cap Value Fund is incorporated by reference to Exhibit (d)(v) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed on March 30, 2010.

(d)(vi)
Sub-Investment Advisory Agreement with Riverbridge Partners, LLC, with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A, filed on December 26, 2012.

(d)(vii)
Sub-Investment Advisory Agreement with Geneva Capital Management LLC, with respect to Dreyfus Select Managers Small Cap Growth Fund, is incorporated by reference to Exhibit (d)(vii) of Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A, filed on September 25, 2014.

(d)(viii)
Sub-Investment Advisory Agreement with Cupps Capital Management, LLC, with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

(d)(ix)
Sub-Investment Advisory Agreement with Lombardia Capital Partners, LLC, with respect to Dreyfus Select Managers Small Cap Value Fund is incorporated by reference to Exhibit (d)(ix) of Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A, filed, on April 27, 2012.

(d)(x)
Sub-Investment Advisory Agreement with Nicholas Investment Partners, L.P., with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (d)(x) of Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A, filed, on April 27, 2012.

(d)(xi)
Sub-Investment Advisory Agreement with Iridian Asset Management LLC, with respect to Dreyfus Select Managers Small Cap Value Fund is incorporated by reference to Exhibit (d)(xi) of Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A, filed, on April 27, 2012.

(d)(xii)
Sub-Investment Advisory Agreement with Kayne Anderson Rudnick Investment Management, LLC, with respect to Dreyfus Select Managers Small Cap Value Fund is incorporated by reference to Exhibit (d)(xiii) of Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A, filed, on September 28, 2012.

(d)(xiii)
Sub-Investment Advisory Agreement with EAM Investors, LLC, with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (d)(xv) of Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A, filed on December 26, 2012.

(d)(xiv)
Sub-Investment Advisory Agreement with Rice Hall James & Associates, LLC, with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (d)(xv) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on December 26, 2013.

(d)(xv)
Sub-Investment Advisory Agreement with Granite Investments Partners, LLC, with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (d)(xvi) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on December 26, 2013.

(d)(xvi)
Sub-Investment Advisory Agreement with Channing Capital Management LLC, with respect to Dreyfus Select Managers Small Cap Value Fund, is incorporated by reference to Exhibit (d)(xvi) of Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A, filed on September 25, 2014.

(d)(xvii)	Sub-Investment Advisory Agreement*

(d)(xviii)
Portfolio Allocation Management Agreement, as revised, is incorporated by reference to Exhibit (d)(xii) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, filed on June 29, 2010.

(e)(i)
Amended and Restated Distribution Agreement dated October 1, 2010 is incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A, filed on March 30, 2011.

(e)(ii)
Distribution and Shareholders Services Plan Agreements, as amended, are incorporated by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on September 27, 2002.

(e)(iii)	Forms of Supplement to Service Agreements are incorporated by reference to Exhibit (e)(iii) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on April 27, 2007.

(g)(i)
Custody Agreement with The Bank of New York Mellon dated January 1, 2011 is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A, filed on March 30, 2011.

(g)(ii)
Amendment to Custody Agreement with The Bank of New York Mellon is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on December 26, 2013.

(h)	Transfer Agency Agreement is incorporated by reference to Exhibit (h)(ii) of Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A, filed, on September 28, 2012.

(i)	Opinion and Consent of Registrant's counsel are incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 25, 1996.

(j)	Consent of Independent Registered Public Accounting Firm*

(m)(i)	Rule 12b-1 Distribution Plan*

(m)(ii)	Shareholder Services Plan*

(n)	Rule 18f-3 Plan*

(p)(i)	Code of Ethics of the Bank of New York Mellon and its affiliates and the Registrant*

(p)(ii)
Revised Code of Ethics for Walthausen & Co, LLC, with respect to Dreyfus Select Manager Small Cap Value Fund, is incorporated by reference to Exhibit (p)(ii) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on December 26, 2013.

(p)(iii)
Revised Code of Ethics for Riverbridge Partners, LLC with respect to Dreyfus Select Managers Small Cap Growth Fund, is incorporated by reference to Exhibit (p)(iii) of Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A, filed on April 27, 2012.

(p)(iv)
Revised Code of Ethics for Thompson, Siegel and Walmsley LLC with respect to Dreyfus Select Managers Small Cap Value Fund, is incorporated by reference to Exhibit (p)(iv) of Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A, filed on April 29, 2014.

(p)(v)
Revised Code of Ethics for Lombardia Capital Partners, LLC with respect to Dreyfus Select Managers Small Cap Value Fund is incorporated by reference to Exhibit (p)(v) of Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A, filed on April 27, 2012.

(p)(vi)
Revised Code of Ethics for Cupps Capital Management, LLC with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (p)(vi) of Post-Effective Amendment No. 86 to the Registration Statement on Form N-1A, filed on March 27, 2013.

(p)(vii)
Revised Code of Ethics for Geneva Capital Management, LLC with respect to Dreyfus Select Managers Small Cap Growth Fund, is incorporated by reference to Exhibit (p)(vii) of Post-Effective Amendment No. 103 to the Registration Statement on Form N-1A, filed on December 23, 2014.

(p)(viii)
Revised Code of Ethics for Iridian Asset Management LLC, with respect to Dreyfus Select Managers Small Cap Value Fund is incorporated by reference to Exhibit (p)(viii) of Post-Effective Amendment No. 93 to the Registration Statement on Form N-1A, filed on September 30, 2013.

(p)(ix)
Revised Code of Ethics for Neuberger Berman Group LLC, with respect to Dreyfus Select Managers Small Cap Value Fund is incorporated by reference to Exhibit (p)(ix) of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A, filed on April 30, 2012.

(p)(x)
Revised Code of Ethics for Nicholas Investment Partners, LLC with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (p)(x) of Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A, filed, on April 29, 2014.

(p)(xi)
Code of Ethics for Kayne Anderson Rudnick Investment Management, LLC, with respect to Dreyfus Select Managers Small Cap Value Fund is incorporated by reference to Exhibit (p)(xii) of Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A, filed, on September 28, 2012.

(p)(xii)
Code of Ethics for EAM Investors, LLC, with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (p)(xiv) of Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A, filed on December 26, 2012.

(p)(xiii)
Code of Ethics for Granite Investment Partners, LLC, with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (p)(xiv) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on December 26, 2013.

(p)(xiv)
Code of Ethics for Rice Hall James & Associates, LLC, with respect to Dreyfus Select Managers Small Cap Growth Fund is incorporated by reference to Exhibit (p)(xv) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on December 26, 2013.

(p)(xv)
Code of Ethics for Channing Capital Management LLC, with respect to Dreyfus Select Managers Small Cap Value Fund, is incorporated by reference to Exhibit (p)(xv) of Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A, filed on September 25, 2014.

(p)(xvi)
Code of Ethics for the Nonmanagement Board members of the Dreyfus Family of Funds is incorporated by reference to Exhibit (p)(xii) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed on March 30, 2010.

Other Exhibits.

(a)
Power of Attorney of certain officers of the Registrant is incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A, filed on December 26, 2012.

(b)	Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed on March 30, 2010.

*To be filed by amendment.

Item 29.                      Persons Controlled by or under Common Control with Registrant.

    Not Applicable

Item 30.	Indemnification.

The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant.  The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant.  These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940 that no board member or officer of the Registrant may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

Article VII of the Registrant's Articles of Incorporation and any amendments thereto, Article VIII of Registrant's Amended and Restated By-Laws and Section 2-418 of the Maryland General Corporation Law.

Item 31.                      Business and Other Connections of Investment Adviser.

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts.  Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and  other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator.

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 - Present 6/07 - Present

	BNY Mellon Liquidity Funds plc+	Director	4/06 - Present
	Certain Dreyfus Funds	Executive Vice President Director	2/00 - Present 2/14 - Present

Diane P. Durnin Vice Chair and Director	None

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon***	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director	5/11 - Present 5/10 - Present

Gary Pierce Controller	The Bank of New York Mellon****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 - Present 6/07 - Present

	Dreyfus Transfer, Inc. ++	Chief Financial Officer Treasurer	7/05 - Present 5/11- Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 - Present

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present
	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	6/07 - Present

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Executive Vice President Senior Vice President	12/11 - Present 5/06 - 12/11

John Pak Chief Legal Officer	The BNY Mellon Corporation***	Deputy General Counsel, Investment Management	8/14 - Present

Charles Doumar Vice President – Tax	Asset Recovery II, LLC****	Assistant Treasurer	9/13 - Present
	Asset Recovery III, LLC****	Assistant Treasurer	9/13 - Present

	Asset Recovery IV, LLC****	Assistant Treasurer	9/13 - Present

	Asset Recovery V, LLC****	Assistant Treasurer	9/13 - Present

	Asset Recovery VII, LLC****	Assistant Treasurer	9/13 - Present

	Asset Recovery XIII, LLC****	Assistant Treasurer	3/13 - Present

	Asset Recovery XIV, LLC****	Assistant Treasurer	3/13 - Present

	Asset Recovery XIX, LLC****	Assistant Treasurer	7/13 - Present

	Asset Recovery XV, LLC****	Assistant Treasurer	3/13 - Present

	Asset Recovery XVI, LLC****	Assistant Treasurer	3/13 - Present

	Asset Recovery XVII, LLC****	Assistant Treasurer	3/13 - Present

	Asset Recovery XVIII, LLC****	Assistant Treasurer	7/13 - Present

	Asset Recovery XX, LLC****	Assistant Treasurer	7/13 - Present

	Asset Recovery XXI, LLC****	Assistant Treasurer	7/13 - Present

	Asset Recovery XXII, LLC****	Assistant Treasurer	7/13 - Present

	Asset Recovery XXIII, LLC****	Assistant Treasurer	7/13 - Present

	BNY Mellon Investments CTA, LLC****	Assistant Treasurer	9/13 - Present

	BNY Mellon Trust of Delaware+	Assistant Treasurer	11/13 - Present

	IVY Asset Management LLC+	Assistant Treasurer	9/13 - Present

	Mellon Hedge Advisors, LLC****	Assistant Treasurer	10/13 - Present

	MUNB Loan Holdings, LLC****	Assistant Treasurer	10/13 - Present

	484Wall Capital Management LLC****	Assistant Treasurer – Tax	10/13 - Present

	Airlease Incorporated****	Assistant Treasurer – Tax	7/13 - Present

	Albridge Solutions, Inc.+++++	Assistant Treasurer – Tax	7/13 - Present

	Allomon Corporation†	Assistant Treasurer – Tax	5/13 - Present

	AP Residential Realty, Inc. +	Assistant Treasurer – Tax	8/13 - Present

	APT Holdings Corporation++++	Assistant Treasurer – Tax	11/13 - Present

	AURORA-IRE, Inc.****	Assistant Treasurer – Tax	7/13 - Present

	B.I.E. Corporation+	Assistant Treasurer – Tax	12/13 – Present

	B.N.Y. Holdings (Delaware) Corporation††	Assistant Treasurer – Tax	4/13 - Present

	BNY Capital Corporation****	Assistant Treasurer – Tax	9/13 - Present

	BNY Capital Markets Holdings, Inc.****	Assistant Treasurer – Tax	9/13 - Present

	BNY Capital Resources Corporation****	Assistant Treasurer – Tax	3/13 - Present

	BNY Cargo Holdings LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY Catair LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY Falcon Three Holding Corp.****	Assistant Treasurer – Tax	7/13 - Present

	BNY Foreign Holdings, Inc.****	Assistant Treasurer – Tax	10/13 - Present

	BNY Gator LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY Hitchcock Holdings LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY Housing I Corp.****	Assistant Treasurer – Tax	7/13 - Present

	BNY Housing II LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY ITC Leasing, LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY Lease Equities (Cap Funding) LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY Lease Holdings LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY Lease Partners LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY Leasing Edge Corporation****	Assistant Treasurer – Tax	7/13 - Present

	BNY Mellon Alternative Investments Holdings LLC****	Assistant Treasurer – Tax	10/13 - Present

	BNY Mellon Capital Markets, LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY Mellon Clearing Holding Company, LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY Mellon Fixed Income Securities, LLC****	Assistant Treasurer – Tax	8/13 - Present

	BNY Mellon Trust Company of Illinois+	Assistant Treasurer – Tax	3/13 - Present

	BNY Mezzanine Funding LLC****	Assistant Treasurer – Tax	5/13 - Present

	BNY Mezzanine Holdings LLC****	Assistant Treasurer – Tax	5/13 - Present

	BNY Mezzanine Non NY Funding LLC****	Assistant Treasurer – Tax	5/13 - Present

	BNY Mezzanine NY Funding LLC****	Assistant Treasurer – Tax	5/13 - Present

	BNY Partnership Funding LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY Rail Maintenance LLC****	Assistant Treasurer – Tax	7/13 - Present

	BNY Recap I, LLC****	Assistant Treasurer – Tax	9/13 - Present

	BNY Salvage Inc.****	Assistant Treasurer – Tax	3/13 - Present

	BNY Waterworks, Inc.****	Assistant Treasurer – Tax	7/13 - Present

	BNY Wings, Inc.****	Assistant Treasurer – Tax	7/13 - Present

	BNYM GIS Funding I LLC****	Assistant Treasurer – Tax	6/13 - Present

	BNYM GIS Funding III LLC****	Assistant Treasurer – Tax	6/13 - Present

	BNY-N.J. I Corp.****	Assistant Treasurer – Tax	4/13 - Present

	BNY-N.J. II Corp.****	Assistant Treasurer – Tax	4/13 - Present

	Boston Safe Deposit Finance Company, Inc.****	Assistant Treasurer – Tax	7/13 - Present

	CenterSquare Investment Management Holdings, Inc.****	Assistant Treasurer – Tax	12/13 - Present

	CenterSquare Investment Management, Inc.****	Assistant Treasurer – Tax	12/13 - Present

	Hamilton Floating Rate Fund Holdings, LLC****	Assistant Treasurer – Tax	5/13 - Present

	IRE-1, Inc.****	Assistant Treasurer – Tax	7/13 - Present

	IRE-AC, Inc.****	Assistant Treasurer – Tax	7/13 - Present

	IRE-BC, Inc.****	Assistant Treasurer – Tax	7/13 - Present

	IRE-SB, Inc.****	Assistant Treasurer – Tax	7/13 - Present

	Island Waterworks, Inc.****	Assistant Treasurer – Tax	7/13 - Present

	ITCMED, Inc.****	Assistant Treasurer – Tax	6/13 - Present

	JRHC 1998A LLC****	Assistant Treasurer – Tax	12/13 - Present

	Lease Equities (Texas) Corporation****	Assistant Treasurer – Tax	7/13 - Present

	Madison Pershing LLC****	Assistant Treasurer – Tax	6/13 - Present

	MAM (MA) Holding Trust*	Assistant Treasurer – Tax	8/13 - Present

	MBC Investments Corporation†††	Assistant Treasurer – Tax	11/13 - Present

	MCDI (Holdings) LLC****	Assistant Treasurer – Tax	9/13 - Present

	MELDEL Leasing Corporation Number 2, Inc. †††	Assistant Treasurer – Tax	9/13 - Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	7/13 - Present

	Mellon Financial Services Corporation #4+	Assistant Treasurer – Tax	9/13 - Present

	Mellon Leasing Corporation+	Assistant Treasurer – Tax	7/13 - Present

	Mellon Life Insurance Company+	Assistant Treasurer – Tax	10/13 - Present

	Mellon Properties Company*****	Assistant Treasurer – Tax	8/13 - Present

	National Residential Assets Corp.****	Assistant Treasurer – Tax	4/13 - Present

	New GSM Holding Corporation****	Assistant Treasurer – Tax	7/13 - Present

	Northern Waterworks, Inc.****	Assistant Treasurer – Tax	7/13 - Present

	One Wall Street Corporation****	Assistant Treasurer – Tax	11/13 - Present

	Pareto New York LLC++	Assistant Treasurer – Tax	11/13 - Present

	PAS Holdings LLC****	Assistant Treasurer – Tax	6/13 - Present

	Pershing Advisor Solutions LLC****	Assistant Treasurer – Tax	6/13 - Present

	Pershing Group LLC****	Assistant Treasurer – Tax	6/13 - Present

	Pershing Investments LLC****	Assistant Treasurer – Tax	6/13 - Present

	Pershing LLC****	Assistant Treasurer – Tax	7/13 - Present

	TBC Securities Co., Inc.+	Assistant Treasurer – Tax	6/13 - Present

	TBCAM, LLC****	Assistant Treasurer – Tax	10/13 - Present

	Technology Services Group, Inc.****	Assistant Treasurer – Tax	9/13 - Present

	Tennessee Processing Center LLC+	Assistant Treasurer – Tax	9/13 - Present

	The Bank of New York Consumer Leasing Corporation****	Assistant Treasurer – Tax	7/13 - Present

	The Boston Company Asset Management, LLC****	Assistant Treasurer – Tax	8/13 - Present

	USPLP, Inc.****	Assistant Treasurer – Tax	10/13 - Present

	MBNA Institutional PA Services LLC****	Treasurer	7/13 - Present

	MBNA PW PA Services LLC****	Treasurer	7/13 - Present

	Stanwich Insurance Agency, Inc.****	Treasurer	12/13 - Present

	BNY Aurora Holding Corp.****	Vice President	11/13 - Present

	Agency Brokerage Holding LLC****	Vice President – Tax	6/13 - Present

	BNY Community Development Enterprises Corp.****	Vice President – Tax	4/13 - Present

	Asset Recovery I, LLC****	Assistant Treasurer	9/13 - 11/13

	Asset Recovery VI, LLC****	Assistant Treasurer	9/13 - 11/13

	Asset Recovery XII, LLC****	Assistant Treasurer	3/13 - 11/13

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 - Present
	The Bank of New York Mellon****	Vice President	7/08 - Present

	BNY Mellon, National Association+	Vice President	7/08 - Present

Tracy A. Hopkins Vice President - Cash Strategies	MBSC Securities Corporation++	Senior Vice President	2/08 - Present

Anthony Mayo Vice President – Information Systems	None

Kathleen Geis Vice President	BNY Mellon, National Association+	Managing Director	7/09 - Present
	BNY Mellon Distributors Holdings, Inc.+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Investment Servicing (US) Inc.+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present
	Pareto New York LLC****	Vice President - Real Estate	7/11 - Present
	SourceNet Solutions, Inc.+	Vice President - Real Estate	7/11 - Present
	Technology Services Group, Inc.+	Vice President - Real Estate	7/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present
	Pershing LLC****	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon+	Managing Director	7/09 - Present
	MBNA Institutional PA Services, LLC+	Managing Director	7/09 - Present
Claudine Orloski Vice President	Dreyfus Service Organization	Vice President - Tax	8/14 - Present
	MBSC Securities Corporation	Vice President - Tax	2/12 - Present
	Asset Recovery II, LLC***	Assistant Treasurer	9/11 - Present
	Asset Recovery III, LLC***	Assistant Treasurer	9/11 - Present
	Asset Recovery IV, LLC***	Assistant Treasurer	9/11 - Present
	Asset Recovery IX, LLC***	Assistant Treasurer	2/11 - Present
	Asset Recovery V, LLC***	Assistant Treasurer	9/11 - Present
	Asset Recovery VII, LLC***	Assistant Treasurer	2/11 - Present
	Asset Recovery X, LLC***	Assistant Treasurer	2/11 - Present
	Asset Recovery XIII, LLC***	Assistant Treasurer	3/11 - Present
	Asset Recovery XIV, LLC***	Assistant Treasurer	3/11 - Present
	Asset Recovery XIX, LLC***	Assistant Treasurer	7/11 - Present
	Asset Recovery XV, LLC***	Assistant Treasurer	3/11 - Present
	Asset Recovery XVI, LLC***	Assistant Treasurer	3/11 - Present
	Asset Recovery XVII, LLC***	Assistant Treasurer	3/11 - Present
	Asset Recovery XVIII, LLC***	Assistant Treasurer	7/11 - Present
	Asset Recovery XX, LLC***	Assistant Treasurer	7/11 - Present
	Asset Recovery XXI, LLC***	Assistant Treasurer	7/11 - Present
	Asset Recovery XXII, LLC***	Assistant Treasurer	7/11 - Present
	Asset Recovery XXIII, LLC***	Assistant Treasurer	7/11 - Present
	BNY Mellon Investments CTA, LLC*	Assistant Treasurer	9/13 - Present
	BNY Mellon Trust of Delaware#	Assistant Treasurer	11/11 - Present
	Mellon Hedge Advisors, LLC*	Assistant Treasurer	10/11 - Present
	Mellon Holdings LLC++	Assistant Treasurer	12/11 - Present
	MUNB Loan Holdings, LLC***	Assistant Treasurer	10/11 - Present
	484 Wall Capital Management LLC	Assistant Treasurer –Tax	10/13 - Present
	Airlease Incorporated†††	Assistant Treasurer –Tax	7/11 - Present
	Albridge Solutions, Inc.††††	Assistant Treasurer –Tax	6/11 - Present
	Alcentra NY, LLC++	Assistant Treasurer – Tax	10/12 - Present
	Alcentra US, Inc.††††	Assistant Treasurer – Tax	10/11 - Present
	Allomon Corporation†	Assistant Treasurer – Tax	5/12 - Present
	Alternative Holdings I, LLC***	Assistant Treasurer – Tax	1/13 - Present
	Alternative Holdings II, LLC***	Assistant Treasurer – Tax	1/13 - Present
	AP Residential Realty, Inc.†††††	Assistant Treasurer – Tax	8/11 - Present
	APT Holdings Corporation#	Assistant Treasurer – Tax	12/11 - Present
	AURORA-IRE, INC.†††	Assistant Treasurer – Tax	7/11 - Present
	B.N.Y. Holdings (Delaware) Corporation#	Assistant Treasurer – Tax	4/12 - Present
	BNY Administrative Services LLC***	Assistant Treasurer – Tax	12/11 - Present
	BNY Alcentra Group Holdings, Inc.††††††	Assistant Treasurer – Tax	3/13 - Present
	BNY Capital Corporation***	Assistant Treasurer – Tax	11/11 - Present
	BNY Capital Funding LLC***	Assistant Treasurer – Tax	7/11 - Present
	BNY Capital Markets Holdings, Inc.***	Assistant Treasurer – Tax	11/ 11 - Present
	BNY Capital Resources Corporation#######	Assistant Treasurer – Tax	7/11 - Present
	BNY Cargo Holdings LLC***	Assistant Treasurer – Tax	7/11 - Present
	BNY Catair LLC†††	Assistant Treasurer – Tax	7/11 - Present
	BNY Falcon Three Holding Corp.***	Assistant Treasurer – Tax	7/11 - Present
	BNY Foreign Holdings, Inc.***	Assistant Treasurer – Tax	9/11 - Present
	BNY Gator LLC***	Assistant Treasurer – Tax	7/11 - Present
	BNY Hitchcock Holdings LLC***	Assistant Treasurer – Tax	7/11 - Present
	BNY Housing I Corp.†††	Assistant Treasurer – Tax	7/11 - Present
	BNY Housing II LLC***	Assistant Treasurer – Tax	10/11 - Present
	BNY Investment Management Services LLC#	Assistant Treasurer – Tax	7/11 - Present
	BNY ITC Leasing, LLC***	Assistant Treasurer – Tax	7/11 - Present
	BNY Lease Equities (Cap Funding) LLC########	Assistant Treasurer – Tax	7/11 - Present
	BNY Lease Partners LLC***	Assistant Treasurer – Tax	9/11 - Present
	BNY Leasing Edge Corporation***	Assistant Treasurer – Tax	7/11 - Present
	BNY Mellon Alternative Investments Holdings LLC***	Assistant Treasurer – Tax	10/13 - Present
	BNY Mellon Capital Markets, LLC^^^^^	Assistant Treasurer – Tax	7/11 - Present
	BNY Mellon Clearing Holding Company, LLC***	Assistant Treasurer – Tax	7/11 - Present
	BNY Mellon Clearing, LLC***	Assistant Treasurer – Tax	6/11 - Present
	BNY Mellon Community Development Corporation^^^^^	Assistant Treasurer – Tax	10/11 - Present
	BNY Mellon Distributors Holdings Inc.#	Assistant Treasurer – Tax	7/12 - Present
	BNY Mellon Fixed Income Securities, LLC***	Assistant Treasurer – Tax	8/12 - Present
	BNY Mellon Investment Servicing (US) Inc.#	Assistant Treasurer – Tax	3/11 - Present
	BNY Mellon Investment Servicing Trust Company#	Assistant Treasurer – Tax	3/11 - Present
	BNY Mellon Performance & Risk Analytics, Inc. (US)^^^^^^	Assistant Treasurer – Tax	10/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Assistant Treasurer – Tax	7/11 - Present
	BNY Mellon Transition Management Advisors, LLC**	Assistant Treasurer – Tax	5/13 - Present
	BNY Mellon Trust Company of Illinois*****	Assistant Treasurer – Tax	3/11 - Present
	BNY Mezzanine Funding LLC******	Assistant Treasurer – Tax	6/11 - Present
	BNY Mezzanine Holdings LLC******	Assistant Treasurer – Tax	5/11 - Present
	BNY Mezzanine Non NY Funding LLC******	Assistant Treasurer – Tax	6/11 - Present
	BNY Mezzanine NY Funding LLC******	Assistant Treasurer – Tax	6/11 - Present
	BNY Partnership Funding LLC***	Assistant Treasurer – Tax	7/11 - Present
	BNY Rail Maintenance LLC***	Assistant Treasurer – Tax	7/11 - Present
	BNY Real Estate Holdings LLC***	Assistant Treasurer – Tax	4/11 - Present
	BNY Recap I, LLC#	Assistant Treasurer – Tax	11/11 - Present
	BNY Salvage Inc.***	Assistant Treasurer – Tax	3/11 - Present
	BNY Waterworks, Inc.†††	Assistant Treasurer – Tax	7/11 - Present
	BNY Wings, Inc.†††	Assistant Treasurer – Tax	7/11 - Present
	BNY XYZ Holdings LLC***	Assistant Treasurer – Tax	5/11 - Present
	BNYM CSIM Funding LLC+++	Assistant Treasurer – Tax	7/14 - Present
	BNYM GIS Funding I LLC***	Assistant Treasurer – Tax	6/12 - Present
	BNYM GIS Funding III LLC***	Assistant Treasurer – Tax	6/12 - Present
	BNY-N.J. I Corp.***	Assistant Treasurer	4/11 - Present
	BNY-N.J. II Corp.***	Assistant Treasurer – Tax	4/11 - Present
	Boston Safe Deposit Finance Company, Inc.*	Assistant Treasurer – Tax	7/11 - Present
	CenterSquare Investment Management Holdings, Inc.+++	Assistant Treasurer – Tax	2/13 - Present
	CenterSquare Investment Management, Inc.+++	Assistant Treasurer – Tax	2/13 - Present
	Colson Services Corp.^	Assistant Treasurer – Tax	2/11 - Present
	EACM Advisors LLC^^	Assistant Treasurer – Tax	4/14 - Present
	Eagle Access LLC^^^	Assistant Treasurer – Tax	1/12 - Present
	Eagle Investment Systems LLC^^^^	Assistant Treasurer – Tax	1/12 - Present
	ECM DE, LLC***	Assistant Treasurer – Tax	3/11 - Present
	GIS Holdings (International) Inc.#	Assistant Treasurer – Tax	4/12 - Present
	Hamilton Floating Rate Fund Holdings, LLC***	Assistant Treasurer – Tax	5/11 - Present
	HedgeMark International, LLC##	Assistant Treasurer – Tax	5/14 - Present
	iNautix (USA) LLC###	Assistant Treasurer – Tax	7/12 - Present
	IRE-1, Inc.†††	Assistant Treasurer – Tax	7/11 - Present
	IRE-AC, Inc.†††	Assistant Treasurer – Tax	7/11 - Present
	IRE-BC, Inc.†††	Assistant Treasurer – Tax	7/11 - Present
	IRE-SB, Inc.†††	Assistant Treasurer – Tax	7/11 - Present
	Island Waterworks, Inc.†††	Assistant Treasurer – Tax	7/11 - Present
	ITCMED, Inc.***	Assistant Treasurer – Tax	6/11 - Present
	JRHC 1998A LLC####	Assistant Treasurer – Tax	12/11 - Present
	Lease Equities (Texas) Corporation#####	Assistant Treasurer – Tax	7/11 - Present
	Lockwood Advisors, Inc.######	Assistant Treasurer – Tax	3/11 - Present
	Lockwood Solutions, Inc.######	Assistant Treasurer – Tax	3/11 - Present
	Madison Pershing LLC###	Assistant Treasurer – Tax	4/11 - Present
	MAM (MA) Holding Trust*	Assistant Treasurer – Tax	8/11 - Present
	MBC Investments Corporation#	Assistant Treasurer – Tax	11/11 - Present
	MBNA Institutional PA Services LLC+	Assistant Treasurer – Tax	7/12 - Present
	MBNA PW PA Services LLC+	Assistant Treasurer – Tax	7/12 - Present
	MCDI (Holdings) LLC***	Assistant Treasurer – Tax	8/11 - Present
	MELDEL Leasing Corporation Number 2, Inc.#	Assistant Treasurer – Tax	8/11 - Present
	Mellon Capital Management Corporation**	Assistant Treasurer – Tax	10/13 - Present
	Mellon EFT Services Corporation†††††	Assistant Treasurer – Tax	2/11 - Present
	Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	7/11 - Present
	Mellon Financial Services Corporation #4+	Assistant Treasurer – Tax	12/11 - Present
	Mellon Funding Corporation+	Assistant Treasurer – Tax	12/11 - Present
	Mellon Global Investing Corp.+	Assistant Treasurer – Tax	5/11 - Present
	Mellon International Leasing Company#	Assistant Treasurer – Tax	7/11 - Present
	Mellon Leasing Corporation+	Assistant Treasurer – Tax	9/11 - Present
	Mellon Life Insurance Company+	Assistant Treasurer – Tax	10/12 - Present
	Mellon Overseas Investment Corporation***	Assistant Treasurer – Tax	11/11 - Present
	Mellon Properties Company****	Assistant Treasurer – Tax	8/12 - Present
	Mellon Residential Funding Corporation	Assistant Treasurer – Tax	4/14 - Present
	National Residential Assets Corp.***	Assistant Treasurer – Tax	4/12 - Present
	New GSM Holding Corporation^^^^	Assistant Treasurer – Tax	7/11 - Present
	Newton Capital Management LLC***	Assistant Treasurer – Tax	10/11 - Present
	Northern Waterworks, Inc.†††	Assistant Treasurer – Tax	7/11 - Present
	NY CRE Asset Holdings II, LLC***	Assistant Treasurer – Tax	1/12 - Present
	NY CRE Asset Holdings, LLC***	Assistant Treasurer – Tax	1/12 - Present
	One Wall Street Corporation***	Assistant Treasurer – Tax	11/11 - Present
	Pareto New York LLC++	Assistant Treasurer – Tax	11/11 - Present
	PAS Holdings LLC***	Assistant Treasurer – Tax	6/11 - Present
	Pershing Advisor Solutions LLC###	Assistant Treasurer – Tax	6/11 - Present
	Pershing Group LLC###	Assistant Treasurer – Tax	4/11 - Present
	Pershing Investments LLC***	Assistant Treasurer – Tax	2/11 - Present
	Pershing LLC###	Assistant Treasurer – Tax	4/11 - Present
	PFS Holdings, LLC***	Assistant Treasurer – Tax	1/11 - Present
	Stanwich Insurance Agency, Inc.***	Assistant Treasurer – Tax	12/11 - Present
	TBC Securities Co., Inc.*	Assistant Treasurer – Tax	7/12 - Present
	TBCAM, LLC*	Assistant Treasurer – Tax	10/11 - Present
	Pareto New York LLC++	Assistant Treasurer – Tax	11/11 - Present
	PAS Holdings LLC***	Assistant Treasurer – Tax	6/11 - Present
	Pershing Advisor Solutions LLC###	Assistant Treasurer – Tax	6/11 - Present
	Pershing Group LLC###	Assistant Treasurer – Tax	4/11 - Present
	Pershing Investments LLC***	Assistant Treasurer – Tax	2/11 - Present
	Pershing LLC###	Assistant Treasurer – Tax	4/11 - Present
	PFS Holdings, LLC***	Assistant Treasurer – Tax	1/11 - Present
	Stanwich Insurance Agency, Inc.***	Assistant Treasurer – Tax	12/11 - Present
	TBC Securities Co., Inc.*	Assistant Treasurer – Tax	7/12 - Present
	Technology Services Group, Inc.^^^^^	Assistant Treasurer – Tax	5/11 - Present
	Tennessee Processing Center LLC^^^^^	Assistant Treasurer – Tax	9/11 - Present
	The Bank of New York Consumer Leasing Corporation***	Assistant Treasurer – Tax	5/11 - Present
	The Boston Company Asset Management, LLC*	Assistant Treasurer – Tax	6/11 - Present
	USPLP, Inc.***	Assistant Treasurer – Tax	10/11 - Present
	BNY Mellon Investment Management Holdings LLC#	Assistant Vice President –Tax	12/12 - Present
	BNY Aurora Holding Corp.***	Vice President	10/11 - Present
	Agency Brokerage Holding LLC***	Vice President – Tax	2/11 - Present
	MBSC Securities Corporation++	Vice President – Tax	2/12 - Present
Dean M. Steigauf Vice President	BNY Mellon, National Association+	Vice President	7/09 - Present
	BNY Mellon Distributors Holdings, Inc.+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Investment Servicing (US) Inc.+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present
	Pareto New York LLC****	Vice President - Real Estate	7/11 - Present
	SourceNet Solutions, Inc.+	Vice President - Real Estate	7/11 - Present
	Technology Services Group, Inc.+	Vice President - Real Estate	7/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present
	Alcentra US, Inc.++	Vice President - Real Estate	7/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present
	Pershing LLC****	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon+	Vice President	12/02 - Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

*	The address of the business so indicated is One Boston Place, Boston, MA 02108.
**	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.
***	The address of the business so indicated is One Wall Street, New York, NY 10286.
****	The address of the business so indicated is 3601 N. I-10 Service Road, Suite 102, Metairie, LA 70002.
*****	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL 60602.
******	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY 10022.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, PA 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, NY 10166.
+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462.
†	The address of the business so indicated is Two Mellon Center, Suite 329, Pittsburgh, PA 15259.
†††	The address of the business so indicated is 100 White Clay Center, Newark, DE 19711.
†††	The address of the business so indicated is 1633 Broadway, New York, NY 10019.
††††	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA 90024.
†††††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA 19103.
††††††	The address of the business so indicated is 10 Gresham Street, London, EC2V 7JD.
^	The address of the business so indicated is 4 New York Plaza, New York, NY 10004.
^^	The address of the business so indicated is 200 Connecticut Avenue, Norwalk, CT 06854-1940.
^^^	The address of the business so indicated is One Wells Avenue, Newton, MA 02459.
^^^^	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT 06107.
^^^^^	The address of the business so indicated is 101 Barclay Street, 3rd Floor, New York, NY 10286.
^^^^^^	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA 98402.
#	The address of the business so indicated is 301 Bellevue Parkway, Wilmington, DE 19809.
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY 10017.
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ 07399.
####	The address of the business so indicated is 601 Travis Street, 17th Floor, Houston, TX 77002.
#####	The address of the business so indicated is 1201 Louisiana, Suite 3160, Houston, TX 77002.
######	The address of the business so indicated is 760 Moore Road, King of Prussia, PA 19406-1212.
#######	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO 80111.
########	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY 10104.

Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BNY Mellon Funds, Inc.
7.	Dreyfus Bond Funds, Inc.
8.	Dreyfus Cash Management
9.	Dreyfus Funds, Inc.
10.	The Dreyfus Fund Incorporated
11.	Dreyfus Government Cash Management Funds
12.	Dreyfus Growth and Income Fund, Inc.
13.	Dreyfus Index Funds, Inc.
14.	Dreyfus Institutional Cash Advantage Funds
15.	Dreyfus Institutional Preferred Money Market Funds
16.	Dreyfus Institutional Reserves Funds
17.	Dreyfus Intermediate Municipal Bond Fund, Inc.
18.	Dreyfus International Funds, Inc.
19.	Dreyfus Investment Funds
20.	Dreyfus Investment Grade Funds, Inc.
21.	Dreyfus Investment Portfolios
22.	The Dreyfus/Laurel Funds, Inc.
23.	The Dreyfus/Laurel Funds Trust
24.	The Dreyfus/Laurel Tax-Free Municipal Funds
25.	Dreyfus Liquid Assets, Inc.
26.	Dreyfus Manager Funds I
27.	Dreyfus Manager Funds II
28.	Dreyfus Midcap Index Fund, Inc.
29.	Dreyfus Municipal Bond Opportunity Fund
30.	Dreyfus Municipal Cash Management Plus
31.	Dreyfus Municipal Funds, Inc.
32.	Dreyfus Municipal Money Market Fund, Inc.
33.	Dreyfus New Jersey Municipal Bond Fund, Inc.
34.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
35.	Dreyfus New York AMT-Free Municipal Bond Fund
36.	Dreyfus New York AMT-Free Municipal Money Market Fund
37.	Dreyfus New York Municipal Cash Management
38.	Dreyfus New York Tax Exempt Bond Fund, Inc.
39.	Dreyfus Opportunity Funds
40.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
41.	Dreyfus Premier GNMA Fund, Inc.
42.	Dreyfus Premier Investment Funds, Inc.
43.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
44.	Dreyfus Premier Worldwide Growth Fund, Inc.
45.	Dreyfus Research Growth Fund, Inc.
46.	Dreyfus State Municipal Bond Funds
47.	Dreyfus Stock Funds
48.	Dreyfus Short Duration Bond Fund
49.	The Dreyfus Socially Responsible Growth Fund, Inc.
50.	Dreyfus Stock Index Fund, Inc.
51.	Dreyfus Tax Exempt Cash Management Funds
52.	The Dreyfus Third Century Fund, Inc.
53.	Dreyfus Treasury & Agency Cash Management
54.	Dreyfus Treasury Prime Cash Management
55.	Dreyfus U.S. Treasury Intermediate Term Fund
56.	Dreyfus U.S. Treasury Long Term Fund
57.	Dreyfus 100% U.S. Treasury Money Market Fund
58.	Dreyfus Variable Investment Fund
59.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
60.	General California Municipal Money Market Fund
61.	General Government Securities Money Market Funds, Inc.
62.	General Money Market Fund, Inc.
63.	General Municipal Money Market Funds, Inc.
64.	General New York Municipal Money Market Fund
65.	Strategic Funds, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant

Kenneth Bradle**	Chief Executive Officer, President and Director	None
J. Charles Cardona*	Chairman of the Board	Executive Vice President (Money Market Funds Only)
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President	None
Tracy Hopkins*	Executive Vice President	None
William H. Maresca**	Executive Vice President and Director	None
David K. Mossman***	Executive Vice President	None
Kimberly M. Mustin*	Executive Vice President and Director	None
Christopher D. O'Connor*	Executive Vice President and Director	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Andrew Provencher*	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Bill E. Sappington*	Executive Vice President and Director	None
Gary Pierce*	Chief Financial Officer and Director	None
Brie A. Steingarten*	Chief Legal Officer and Secretary	None
Mercedes Katz**	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Jaynthi Gandhi*	Chief Compliance Officer (Broker-Dealer Business)	None
Katherine M. Scott	Chief Risk Officer	None
Anthony Mayo	Chief Technology Officer	None
Barbara A. McCann****	Senior Vice President	None
Matthew D. Connolly*	Vice President and Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Karin L. Waldmann*	Privacy Officer	None
Charles Doumar********	Vice President – Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Kathleen Geis******	Vice President	None
Dean M. Steigauf******	Vice President	None
Donna M. Impagliazzo**	Vice President – Compliance	None
Carla R. Wanzer*	Vice President – Compliance	None
Claudine Orloski***	Vice President – Tax	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels******	Vice President	Treasurer
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
Audrey Edwards***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None
Victor R. Siclari***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.
******	Principal business address is 101 Barclay Street, NY 10286.
*******	Principal business address is 2 Hanson Place, Brooklyn, NY 11217
********	Principal business address is One Wall Street, New York, NY 10286

Item 33.                      Location of Accounts and Records

1.	The Bank of New York Mellon One Wall Street New York, NY 10286

2.	The Bank of New York Mellon One Mellon Bank Center Pittsburgh, PA 15258

3.	BNY Mellon Investment Servicing (US), Inc. 4400 Computer Drive Westborough, MA 01581

4.	The Dreyfus Corporation 200 Park Avenue New York, NY 10166

5.	The Dreyfus Corporation 2 Hanson Place Brooklyn, NY 11217

Item 34.                      Management Services

    Not Applicable

Item 35.                      Undertakings

    None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 10th day of February, 2015.

Strategic Funds, Inc.

BY:	/s/ Bradley J. Skapyak*
Bradley J. Skapyak, PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	2/10/15
Bradley J. Skapyak
/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	2/10/15
James Windels
/s/ Joseph S. DiMartino*	Chairman of the Board	2/10/15
Joseph S. DiMartino
/s/ William Hodding Carter III*	Board Member	2/10/15
William Hodding Carter III
/s/ Gordon J. Davis*	Board Member	2/10/15
Gordon J. Davis
/s/ Joni Evans*	Board Member	2/10/15
Joni Evans
/s/ Ehud Houminer*	Board Member	2/10/15
Ehud Houminer
/s/ Richard C. Leone*	Board Member	2/10/15
Richard C. Leone
/s/ Hans C. Mautner*	Board Member	2/10/15
Hans C. Mautner
/s/ Robin A. Melvin*	Board Member	2/10/15
Robin A. Melvin
/s/ Burton N. Wallack*	Board Member	2/10/15
Burton N. Wallack
/s/ John E. Zuccotti*	Board Member	2/10/15
John E. Zuccotti

*BY:	/s/ John B. Hammalian
John B. Hammalian, Attorney-in-Fact